SPDR® INDEX SHARES FUNDS (THE “TRUST”)

STATEMENT OF ADDITIONAL INFORMATION

Dated January 31, 2020,

as revised February 26, 2020

This Statement of Additional Information (“SAI”) is not a prospectus. With respect to each of the Trust’s series listed below, this SAI should be read in conjunction with the prospectus dated January 31, 2020, as may be revised from time to time (the “Prospectus”).

ETF	TICKER

SPDR DOW JONES GLOBAL REAL ESTATE ETF	RWO

SPDR DOW JONES INTERNATIONAL REAL ESTATE ETF	RWX

SPDR EURO STOXX 50 ETF	FEZ

SPDR EURO STOXX SMALL CAP ETF	SMEZ

SPDR MSCI ACWI EX-US ETF	CWI

SPDR MSCI ACWI LOW CARBON TARGET ETF	LOWC

SPDR MSCI EAFE FOSSIL FUEL RESERVES FREE ETF	EFAX

SPDR MSCI EAFE® STRATEGICFACTORS ETF	QEFA

SPDR MSCI EMERGING MARKETS FOSSIL FUEL RESERVES FREE ETF	EEMX

SPDR MSCI EMERGING MARKETS STRATEGICFACTORS ETF	QEMM

SPDR MSCI WORLD STRATEGICFACTORS ETF	QWLD

SPDR PORTFOLIO DEVELOPED WORLD EX-US ETF	SPDW

SPDR PORTFOLIO EMERGING MARKETS ETF	SPEM

SPDR PORTFOLIO EUROPE ETF (FORMERLY, SPDR STOXX® EUROPE 50 ETF)	SPEU

SPDR PORTFOLIO MSCI GLOBAL STOCK MARKET ETF (FORMERLY, SPDR MSCI ACWI IMI ETF)	SPGM

SPDR S&P CHINA ETF	GXC

SPDR S&P® EMERGING ASIA PACIFIC ETF	GMF

SPDR S&P EMERGING MARKETS DIVIDEND ETF	EDIV

SPDR S&P EMERGING MARKETS SMALL CAP ETF	EWX

SPDR S&P GLOBAL DIVIDEND ETF	WDIV

SPDR S&P GLOBAL INFRASTRUCTURE ETF	GII

SPDR S&P GLOBAL NATURAL RESOURCES ETF	GNR

SPDR S&P INTERNATIONAL DIVIDEND ETF	DWX

SPDR S&P INTERNATIONAL SMALL CAP ETF	GWX

SPDR S&P NORTH AMERICAN NATURAL RESOURCES ETF	NANR

SPDR SOLACTIVE CANADA ETF	ZCAN

SPDR SOLACTIVE GERMANY ETF	ZDEU

SPDR SOLACTIVE HONG KONG ETF	ZHOK

SPDR SOLACTIVE JAPAN ETF	ZJPN

SPDR SOLACTIVE UNITED KINGDOM ETF	ZGBR

Principal U.S. Listing Exchange for each ETF: NYSE Arca, Inc.

Capitalized terms used herein that are not defined have the same meaning as in the Prospectus, unless otherwise noted. Copies of the Prospectus and the Trust’s Annual Report to Shareholders dated September 30, 2019 may be obtained without charge by writing to State Street Global Advisors Funds Distributors, LLC, the Trust’s principal underwriter (referred to herein as “Distributor” or “Principal Underwriter”), One Iron Street, Boston, Massachusetts 02210, by visiting the Trust’s website at https://www.spdrs.com or by calling 1-866-787-2257. The Report of the Independent Registered Public Accounting Firm, financial highlights and financial statements of the Funds included in the Trust’s Annual Report to Shareholders for the fiscal year ended September 30, 2019 are incorporated by reference into this SAI.

GENERAL DESCRIPTION OF THE TRUST

The Trust is an open-end management investment company, registered under the Investment Company Act of 1940, as amended (the “1940 Act”), consisting of multiple investment series (each, a “Fund” and collectively, the “Funds”). The Trust was organized as a Massachusetts business trust on February 14, 2002. The offering of each Fund’s shares (“Fund Shares”) is registered under the Securities Act of 1933, as amended (the “Securities Act”). The investment objective of each Fund is to provide investment results that, before fees and expenses, correspond generally to the total return, or the price and yield performance, of a specified market index (each an “Index” and together the “Indexes”). SSGA Funds Management, Inc. (“SSGA FM” or the “Adviser”) serves as the investment adviser for each Fund, as further described herein.

Each Fund offers and issues Fund Shares at their net asset value (sometimes referred to herein as “NAV”) only in aggregations of a specified number of Fund Shares (each, a “Creation Unit”). Each Fund generally offers and issues Fund Shares in exchange for (i) a basket of securities included in its Index (“Deposit Securities”) together with the deposit of a specified cash payment (“Cash Component”) or (ii) a cash payment equal in value to the Deposit Securities (“Deposit Cash”) together with the Cash Component. The primary consideration accepted by a Fund (i.e., Deposit Securities or Deposit Cash) is set forth under “Purchase and Redemption of Creation Units” later in this SAI. The Trust reserves the right to permit or require the substitution of a “cash in lieu” amount to be added to the Cash Component to replace any Deposit Security and reserves the right to permit or require the substitution of Deposit Securities in lieu of Deposit Cash (subject to applicable legal requirements). The Fund Shares have been approved for listing and secondary trading on a national securities exchange (the “Exchange”). The Fund Shares will trade on the Exchange at market prices. These prices may differ from the Fund Shares’ net asset values. The Fund Shares are also redeemable only in Creation Unit aggregations, and generally in exchange for either (i) portfolio securities and a specified cash payment or (ii) cash (subject to applicable legal requirements). A Creation Unit of each Fund consists of the specified number of Fund Shares as set forth in this SAI under “Purchase and Redemption of Creation Units.”

Fund Shares may be issued in advance of receipt of Deposit Securities subject to various conditions including a requirement to maintain on deposit with the Trust cash at least equal to a specified percentage of the market value of the missing Deposit Securities as set forth in the Participant Agreement (as defined below). See “Purchase and Redemption of Creation Units.” The Trust may impose a transaction fee for each creation or redemption. In all cases, such fees will be limited in accordance with the requirements of the U.S. Securities and Exchange Commission (“SEC”) applicable to management investment companies offering redeemable securities. In addition to the fixed creation or redemption transaction fee, an additional transaction fee of up to three times the fixed creation or redemption transaction fee and/or an additional variable charge may apply.

INVESTMENT POLICIES

Each Fund may invest in the following types of investments, consistent with its investment strategies and objective. Please see a Fund’s Prospectus for additional information regarding its principal investment strategies.

DIVERSIFICATION STATUS

The following table sets forth the diversification classification of each of Fund:

Diversified Funds	Non-Diversified Funds
SPDR Dow Jones Global Real Estate ETF	SPDR MSCI Emerging Markets Fossil Fuel Reserves Free ETF

SPDR Dow Jones International Real Estate ETF	SPDR S&P China ETF

SPDR EURO STOXX 50 ETF	SPDR S&P Emerging Asia Pacific ETF

SPDR EURO STOXX Small Cap ETF	SPDR S&P North American Natural Resources ETF

SPDR MSCI ACWI ex-US ETF	SPDR Solactive Germany ETF

SPDR MSCI ACWI Low Carbon Target ETF	SPDR Solactive Hong Kong ETF

SPDR MSCI EAFE Fossil Fuel Reserves Free ETF	SPDR Solactive United Kingdom ETF

SPDR MSCI EAFE StrategicFactors ETF

SPDR MSCI Emerging Markets StrategicFactors ETF

SPDR MSCI World StrategicFactors ETF

Diversified Funds	Non-Diversified Funds
SPDR Portfolio Developed World ex-US ETF

SPDR Portfolio Emerging Markets ETF

SPDR Portfolio Europe ETF

SPDR Portfolio MSCI Global Stock Market ETF

SPDR S&P Emerging Markets Dividend ETF

SPDR S&P Emerging Markets Small Cap ETF

SPDR S&P Global Dividend ETF

SPDR S&P Global Infrastructure ETF

SPDR S&P Global Natural Resources ETF

SPDR S&P International Dividend ETF

SPDR S&P International Small Cap ETF

SPDR Solactive Canada ETF

SPDR Solactive Japan ETF

Under the 1940 Act, a diversified investment company, as to 75% of its total assets, may not purchase securities of any issuer (other than securities issued or guaranteed by the U.S. government, its agents or instrumentalities or securities of other investment companies) if, as a result, more than 5% of its total assets would be invested in the securities of such issuer, or more than 10% of the issuer’s outstanding voting securities would be held by the investment company. A “non-diversified” classification means that a Fund is not limited by the 1940 Act with regard to the percentage of its assets that may be invested in the securities of a single issuer. This means that a non-diversified Fund may invest a greater portion of its assets in the securities of a single issuer than a diversified fund. The securities of a particular issuer may constitute a greater portion of an Index of a Fund and, therefore, the securities may constitute a greater portion of the Fund’s portfolio. This may have an adverse effect on the Fund’s performance or subject the Fund’s Shares to greater price volatility than more diversified investment companies.

Each Fund seeks to track the performance of its respective Index. The composition of each Index may fluctuate between non-diversified and diversified solely due to changes in weightings of one or more Index components. As a result, a Fund’s diversification status also may fluctuate between non-diversified and diversified depending on the composition of, and to approximately the same extent as, its respective Index. To the extent a diversified Fund becomes non-diversified due solely to changes in the composition of the respective Index, the Fund will not seek shareholder approval if and when the Fund shifts from diversified to non-diversified.

Each Fund (whether diversified or non-diversified for purposes of the 1940 Act) intends to maintain the required level of diversification and otherwise conduct its operations so as to qualify as a “regulated investment company” (“RIC”) for purposes of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), and to relieve the Fund of any liability for federal income tax to the extent that its earnings are distributed to shareholders. Compliance with the diversification requirements of the Internal Revenue Code may severely limit the investment flexibility of a Fund and may make it less likely that the Fund will meet its investment objective.

COMMERCIAL PAPER

Commercial paper consists of short-term, promissory notes issued by banks, corporations and other entities to finance short-term credit needs. These securities generally are discounted but sometimes may be interest bearing.

COMMON STOCK

Risks inherent in investing in equity securities include the risk that the financial condition of issuers may become impaired or that the general condition of the stock market may deteriorate (either of which may cause a decrease in the value of a Fund’s portfolio securities and therefore a decrease in the value of Shares of the Fund). Common stock is susceptible to general stock market fluctuation and to volatile increases and decreases in value as market confidence and perceptions change. These investor perceptions are based on various and unpredictable factors, including expectations regarding government, economic, monetary and fiscal policies; inflation and interest rates; economic expansion or contraction; and global or regional political, economic or banking crises.

CONCENTRATION

Each Fund will concentrate its investments in securities of issuers in the same industry as may be necessary to approximate the composition of the Fund’s underlying Index. The securities of issuers in particular industries may dominate the benchmark Index of a Fund and consequently a Fund’s investment portfolio. This may adversely affect a Fund’s performance or subject its Shares to greater price volatility than that experienced by less concentrated investment companies. The Trust’s general policy is to exclude securities of the U.S. government and its agencies or instrumentalities when measuring industry concentration.

In pursuing its objective, each Fund may hold the securities of a single issuer in an amount exceeding 10% of the market value of the outstanding securities of the issuer, subject to restrictions imposed by the Internal Revenue Code. In particular, as a Fund’s size grows and its assets increase, it will be more likely to hold more than 10% of the securities of a single issuer if the issuer has a relatively small public float as compared to other components in its benchmark Index.

CONSIDERATIONS REGARDING INVESTMENT IN SECURITIES ISSUED BY GREECE

Recent geopolitical events in the European Union (“EU”), specifically in Greece, may disrupt securities markets and adversely affect global economies and markets. This may lead to increased short-term market volatility and may have adverse long-term effects on world economies and markets generally. Those events as well as other changes in Eurozone economic and political conditions could adversely affect individual issuers or related groups of issuers, securities markets, interest rates, credit ratings, inflation, investor sentiment, and other factors affecting the value of a Fund’s investments. Given the increasing interdependence among global economies and markets, conditions in one country, market, or region might adversely affect markets, issuers, and/or foreign exchange rates in other countries.

Such events could possibly lead to default, implementation of capital controls and a potential exit from the Eurozone. Each of these scenarios has potential implications to the markets and a Fund’s investments. A default or debt restructuring by any European country, including Greece, would adversely impact holders of that country’s debt, and sellers of credit default swaps linked to that country’s creditworthiness (which may be located in other countries). These events may have an adverse effect on the value and exchange rate of the euro and may continue to significantly affect the economies of every country in Europe, including EU member countries that do not use the euro and non-EU member countries.

During its government debt crisis in 2015, Greece’s ability to repay its sovereign debt was in question and the possibility of default was not unlikely. As part of a bailout program implemented by the International Monetary Fund and EU member countries, Greece was required to satisfy certain conditions, including imposition of austerity measures on its population. In August 2018, Greece exited its bailout program and is now on track to finance itself on the international markets, although the austerity measures remain.

Although less likely since Greece’s departure from the bailout program, it is still possible that Greece may exit the European Monetary Union, which would result in immediate devaluation of the Greek currency and potential for default. If this were to occur, Greece would face significant risks related to the process of full currency redenomination as well as the resulting instability of Europe in general, which would have a severe adverse effect on the value of securities held by a Fund. If Greece opts to leave the Eurozone, the economic consequences could be severe for Greece and harmful to its trading partners and banks and others around the world that hold Greek debt. The impact of these actions, especially if they occur in a disorderly fashion, is not clear but could be significant and far-reaching.

CONVERTIBLE SECURITIES

Convertible securities are bonds, debentures, notes, preferred stock or other securities that may be converted or exchanged (by the holder or by the issuer) into shares of the underlying common stock (or cash or securities of equivalent value) at a stated exchange ratio. A convertible security may also be called for redemption or conversion by the issuer after a particular date and under certain circumstances (including a specified price) established upon issue. If a convertible security held by a Fund is called for redemption or conversion, the Fund could be required to tender it for redemption, convert it into the underlying common stock, or sell it to a third party.

Convertible securities generally have less potential for gain or loss than common stock. Convertible securities generally provide yields higher than the underlying common stock, but generally lower than comparable non-convertible securities. Because of this higher yield, convertible securities generally sell at a price above their “conversion value,” which is the current market value of the stock to be received upon conversion. The difference between this conversion value and the price of convertible securities will vary over time depending on changes in the value of the underlying common stock and interest rates. When the underlying common stock declines in value, convertible securities will tend not to decline to the same extent because of the interest or dividend payments and the repayment of principal at maturity for certain types of convertible securities. However, securities that are convertible other than at the option of the holder generally do not limit the potential for loss to the same extent as securities convertible at the option of the holder. When the underlying common stock rises in value, the value of convertible securities may also be expected to increase. At the same time, however, the difference between the market value of convertible securities and their conversion value will narrow, which means that the value of convertible securities will generally not increase to the same extent as the value of the underlying common stock. Because convertible securities may also be interest-rate sensitive, their value may increase as interest rates fall and decrease as interest rates rise. Convertible securities are also subject to credit risk, and are often lower-quality securities.

EXCHANGE-TRADED FUNDS

Each Fund may invest in other exchange-traded funds (including ETFs managed by the Adviser). ETFs may be structured as investment companies that are registered under the 1940 Act, typically as open-end funds or unit investment trusts. These ETFs are generally based on specific domestic and foreign market securities indices. An “index-based ETF” seeks to provide investment results that match the performance of an index by holding in its portfolio either the contents of the index or a representative sample of the securities in the index. An “enhanced ETF” seeks to provide investment results that match a positive or negative multiple of the performance of an underlying index. In seeking to provide such results, an ETF and, in particular, an enhanced ETF, may engage in short sales of securities included in the underlying index and may invest in derivatives instruments, such as equity index swaps, futures contracts, and options on securities, futures contracts, and stock indices. Alternatively, ETFs may be structured as grantor trusts or other forms of pooled investment vehicles that are not registered or regulated under the 1940 Act. These ETFs typically hold commodities, precious metals, currency or other non-securities investments. ETFs, like mutual funds, have expenses associated with their operation, such as advisory and custody fees. When a Fund invests in an ETF, in addition to directly bearing expenses associated with its own operations, including the brokerage costs associated with the purchase and sale of shares of the ETF, the Fund will bear a pro rata portion of the ETF’s expenses. In addition, it may be more costly to own an ETF than to directly own the securities or other investments held by the ETF because of ETF expenses. The risks of owning shares of an ETF generally reflect the risks of owning the underlying securities or other investments held by the ETF, although lack of liquidity in the market for the shares of an ETF could result in the ETF’s value being more volatile than the underlying securities or other investments.

FOREIGN CURRENCY TRANSACTIONS

Each Fund may conduct foreign currency transactions on a spot (i.e., cash) or forward basis (i.e., by entering into forward contracts to purchase or sell foreign currencies). Although foreign exchange dealers generally do not charge a fee for such conversions, they do realize a profit based on the difference between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency at one rate, while offering a lesser rate of exchange should the counterparty desire to resell that currency to the dealer. Forward contracts are customized transactions that generally require a specific amount of a currency to be delivered at a specific exchange rate on a specific date or range of dates in the future, although the Funds may also enter into non-deliverable currency forward contracts (“NDFs”) that contractually require the netting of the parties’ liabilities. Forwards, including NDFs, can have substantial price volatility. While foreign currency transactions on a spot and forward basis are exempt from the definition of “swap” under the Commodity Exchange Act (“CEA”), NDFs are not, and, thus, are subject to the jurisdiction of the Commodity Futures Trading Commission (“CFTC”). Forward contracts are generally traded in an interbank market directly between currency traders (usually large commercial banks) and their customers. The parties to a forward contract may agree to offset or terminate the contract before its maturity, or may hold the contract to maturity and complete the contemplated currency exchange. In the event that the parties to a forward contract agree to offset or terminate the contract before its maturity, the contract is no longer exempt from the definition of “swap” under the CEA and shall be treated as a swap. At the discretion of the Adviser, the Funds may enter into forward currency exchange contracts for hedging purposes to help reduce the risks and volatility caused by changes in foreign currency exchange rates, or to gain exposure to certain currencies in an effort to track the composition of the applicable Index.

When used for hedging purposes, they tend to limit any potential gain that may be realized if the value of a Fund’s foreign holdings increases because of currency fluctuations.

FUTURES CONTRACTS, OPTIONS AND SWAP AGREEMENTS

Each Fund may invest up to 20% of its assets in derivatives, including exchange-traded futures on Treasuries or Eurodollars, U.S. exchange-traded or OTC put and call options contracts and exchange-traded or OTC swap transactions (including NDFs, interest rate swaps, total return swaps, excess return swaps, and credit default swaps). A Fund will segregate cash and/or appropriate liquid assets if required to do so by SEC or CFTC regulation or interpretation.

Recent legislation calls for new regulation of the derivatives markets. The extent and impact of the regulation is not yet fully known and may not be for some time. New regulations could adversely affect the value, availability and performance of certain derivative instruments, may make them more costly, and may limit or restrict their use by the Funds.

Futures contracts generally provide for the future sale by one party and purchase by another party of a specified commodity or security at a specified future time and at a specified price. Index futures contracts are settled daily with a payment by one party to the other of a cash amount based on the difference between the level of the index specified in the contract from one day to the next. A futures contract on an index is an agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to the difference between the value of the index at the close of the last trading day of the contract and the price at which the index contract originally was written. Although the value of an index might be a function of the value of certain specified securities, physical delivery of these securities is not always made. A public market exists in futures contracts covering a number of indexes, as well as financial instruments, including, without limitation: U.S. Treasury bonds; U.S. Treasury notes; GNMA Certificates; three-month U.S. Treasury bills; 90-day commercial paper; bank certificates of deposit; Eurodollar certificates of deposit; the Australian Dollar; the Canadian Dollar; the British Pound; the Japanese Yen; the Swiss Franc; the Mexican Peso; and certain multinational currencies, such as the Euro. It is expected that other futures contracts will be developed and traded in the future. Futures contracts are standardized as to maturity date and underlying instrument and are traded on futures exchanges.

The Funds may purchase and write (sell) call and put options on futures. Options on futures give the holder the right, in return for the premium paid, to assume a long position (call) or short position (put) in a futures contract at a specified exercise price upon expiration of, or at any time during the period of, the option. Upon exercise of a call option, the holder acquires a long position in the futures contract and the writer is assigned the opposite short position. In the case of a put option, the opposite is true.

A Fund is required to make a good faith margin deposit in cash or U.S. government securities (or other eligible collateral) with a broker or custodian to initiate and maintain open positions in futures contracts. A margin deposit is intended to assure completion of the contract (delivery or acceptance of the underlying commodity or payment of the cash settlement amount) if it is not terminated prior to the specified delivery date. Brokers may establish deposit requirements which are higher than the exchange minimums. Futures contracts are customarily purchased and sold on margin deposits which may range upward from less than 5% of the value of the contract being traded.

After a futures contract position is opened, the value of the contract is marked to market daily. If the futures contract price changes to the extent that the margin on deposit does not satisfy price changes, additional payments will be required. Conversely, change in the contract value may reduce the required margin, resulting in a repayment of excess margin to the contract holder. Variation margin payments are made to and from the futures broker for as long as the contract remains open. In such case, a Fund would expect to earn interest income on its margin deposits. Although some futures contracts call for making or taking delivery of the underlying commodity, generally these obligations are closed out prior to delivery by offsetting purchases or sales of matching futures contracts (involving the same exchange, underlying security or index and delivery month). If an offsetting purchase price is less than the original sale price, the Fund realizes a capital gain, or if it is more, the Fund realizes a capital loss. Conversely, if an offsetting sale price is more than the original purchase price, the Fund realizes a capital gain, or if it is less, the Fund realizes a capital loss. The transaction costs also must be included in these calculations.

Regulation Under the Commodity Exchange Act. Each Fund intends to use commodity interests, such as futures, swaps and options on futures in accordance with Rule 4.5 of the CEA. A Fund may use exchange-traded futures and options on futures, together with positions in cash and money market instruments, to simulate full investment in its underlying Index. Exchange-traded futures and options on futures contracts may not be currently available for an Index. Under such circumstances, the Adviser may seek to utilize other instruments that it believes to be correlated to the applicable Index components or a subset of the components. The Trust has filed a notice of eligibility for exclusion from the definition of the term “commodity pool operator” in accordance with Rule 4.5 so that it is not subject to registration or regulation as a commodity pool operator under the CEA.

Restrictions on Trading in Commodity Interests. With respect to the Funds, the Trust has claimed an exclusion from registration as a commodity pool operator under the CEA pursuant to CFTC Rule 4.5 and, therefore, is not subject to the registration and regulatory requirements of the CEA. Each Fund reserves the right to engage in transactions involving futures, options thereon and swaps to the extent allowed by the CFTC regulations in effect from time to time and in accordance with a Fund’s policies. Each Fund would take steps to prevent its futures positions from “leveraging” its securities holdings. When it has a long futures position, it will maintain with its custodian bank assets substantially identical to those underlying the contract or cash and equivalents (or a combination of the foregoing) having a value equal to the net obligation of the Fund under the contract (less the value of any margin deposits in connection with the position. When it has a short futures position, it will maintain with its custodian bank assets substantially identical to those underlying the contract or cash and equivalents (or a combination of the foregoing) having a value equal to the net obligation of the Fund under the contract (less the value of any margin deposits in connection with the position).

Options. A Fund may purchase and sell put and call options. Such options may relate to particular securities and may or may not be listed on a national securities exchange and issued by the Options Clearing Corporation. Options trading is a highly specialized activity that entails greater than ordinary investment risk. Options on particular securities may be more volatile than the underlying securities, and therefore, on a percentage basis, an investment in options may be subject to greater fluctuation than an investment in the underlying securities themselves.

Short Sales “Against the Box.” The Funds may engage in short sales “against the box.” In a short sale against the box, a Fund agrees to sell at a future date a security that it either contemporaneously owns or has the right to acquire at no extra cost. If the price of the security has declined at the time the Fund is required to deliver the security, the Fund will benefit from the difference in the price. If the price of the security has increased, the Fund will be required to pay the difference.

Swap Transactions. Each Fund may enter into swap transactions, including interest rate swap, credit default swap, NDF, and total return swap transactions. Swap transactions are contracts between parties in which one party agrees to make periodic payments to the other party based on the change in market value or level of a specified rate, index or asset. In return, the other party agrees to make payments to the first party based on the return of a different specified rate, index or asset. Swap transactions will usually be done on a net basis, i.e., where the two parties make net payments with a Fund receiving or paying, as the case may be, only the net amount of the two payments. The net amount of the excess, if any, of a Fund’s obligations over its entitlements with respect to each swap is accrued on a daily basis and an amount of cash or equivalents having an aggregate value at least equal to the accrued excess is maintained by the Fund. Swaps may be used in conjunction with other instruments to offset interest rate, currency or other underlying risks. For example, interest rate swaps may be offset with “caps,” “floors” or “collars.” A “cap” is essentially a call option which places a limit on the amount of floating rate interest that must be paid on a certain principal amount. A “floor” is essentially a put option which places a limit on the minimum amount that would be paid on a certain principal amount. A “collar” is essentially a combination of a long cap and a short floor where the limits are set at different levels.

The use of swap transactions by a Fund entails certain risks, which may be different from, or possibly greater than, the risks associated with investing directly in the securities and other investments that are the referenced asset for the swap agreement. Swaps are highly specialized instruments that require investment techniques, risk analyses, and tax planning different from those associated with stocks, bonds, and other traditional investments. The use of a swap requires an understanding not only of the referenced asset, reference rate, or index, but also of the swap itself, without the benefit of observing the performance of the swap under all the possible market conditions. Because some swap transactions have a leverage component, adverse changes in the value or level of the underlying asset, reference rate, or index can result in a loss substantially greater than the amount invested in the swap itself. Certain swaps have the potential for unlimited loss, regardless of the size of the initial investment.

The Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) that was signed into law on July 21, 2010 created a new statutory framework that comprehensively regulated the over-the-counter (“OTC”) derivatives markets for the first time. Key Dodd-Frank Act provisions relating to OTC derivatives require rulemaking by the SEC and the CFTC, not all of which has been proposed or finalized as at the date of this SAI. Prior to the Dodd-Frank Act, the OTC derivatives markets were traditionally traded on a bilateral basis (so-called “bilateral OTC transactions”). Under the Dodd-Frank Act, certain OTC derivatives transactions are now required to be centrally cleared and traded on exchanges or electronic trading platforms called swap execution facilities (“SEFs”).

Bilateral OTC transactions differ from exchange-traded or cleared derivatives transactions in several respects. Bilateral OTC transactions are transacted directly with dealers and not with a clearing corporation. Without the availability of a clearing corporation, bilateral OTC transaction pricing is normally done by reference to information from market makers and/or available index data, which information is carefully monitored by the Adviser and verified in appropriate cases. As bilateral OTC transactions are entered into directly with a dealer, there is a risk of nonperformance by the dealer as a result of its insolvency or otherwise. Under recently-adopted regulations by the CFTC and federal banking regulators (“Margin Rules”), a Fund is required to post collateral (known as variation margin) to cover the mark-to-market exposure in respect of its uncleared swaps. The Margin Rules also mandate that collateral in the form of initial margin be posted to cover potential future exposure attributable to uncleared swap transactions. However, due to the compliance timeline within the Margin Rules, it is unlikely that the Funds will be required to comply with such initial margin requirements until March 1, 2020. In the event a Fund is required to post collateral in the form of initial margin or variation margin in respect of its uncleared swap transactions, all such collateral will be posted with a third party custodian pursuant to a triparty custody agreement between the Fund, its dealer counterparty and an unaffiliated custodian.

The requirement to execute certain OTC derivatives contracts on SEFs may offer certain advantages over traditional bilateral OTC trading, such as ease of execution, price transparency, increased liquidity and/or favorable pricing. However, SEF trading may make it more difficult and costly for a Fund to enter into highly tailored or customized transactions and may result in additional costs and risks. Market participants such as the Funds that execute derivatives contracts through a SEF, whether directly or through a broker intermediary, are required to submit to the jurisdiction of the SEF and comply with SEF and CFTC rules and regulations which impose, among other things disclosure and recordkeeping obligations. In addition, a Fund will generally incur SEF or broker intermediary fees when it trades on a SEF. A Fund may also be required to indemnify the SEF or broker intermediary for any losses or costs that may result from the Fund’s transactions on the SEF.

Total Return Swaps. A Fund may enter into total return swap transactions for investment purposes. Total return swaps are transactions in which one party agrees to make periodic payments based on the change in market value of the underlying assets, which may include a specified security, basket of securities or security indexes during the specified period, in return for periodic payments based on a fixed or variable interest rate of the total return from other underlying assets. Total return swaps may be used to obtain exposure to a security or market without owning or taking physical custody of such security or market, including in cases in which there may be disadvantages associated with direct ownership of a particular security. In a typical total return equity swap, payments made by a Fund or the counterparty are based on the total return of a particular reference asset or assets (such as an equity security, a combination of such securities, or an index). That is, one party agrees to pay another party the return on a stock, basket of stocks, or stock index in return for a specified interest rate. By entering into an equity index swap, for example, the index receiver can gain exposure to stocks making up the index of securities without actually purchasing those stocks. Total return swaps involve not only the risk associated with the investment in the underlying securities, but also the risk of the counterparty not fulfilling its obligations under the agreement.

Credit Default Swaps. A Fund may enter into credit default swap transactions for investment purposes. A credit default swap transaction may have as reference obligations one or more securities that are not currently held by the Fund. A Fund may be either the protection buyer or protection seller in the transaction. Credit default swaps may also be structured based on the debt of a basket of issuers, rather than a single issuer, and may be customized with respect to the default event that triggers purchase or other factors. As a protection seller, a Fund would generally receive an upfront payment or a fixed rate of income throughout the term of the swap, which typically is between six months and three years, provided that there is no credit event. If a credit event occurs, generally the protection seller must pay the protection buyer the full face amount of the reference obligations that may have little or no value. The notional value of the credit default swap will be used to segregate liquid assets for selling protection on credit default swaps. If a Fund were a protection buyer and no credit event occurred during the term of the swap, the Fund would recover nothing if the swap were held through its termination date. However, if a credit event occurred, the protection buyer may elect to receive the full notional value of the swap in exchange for an equal face amount of the reference obligation that may have little or no value. Where a Fund is the protection buyer, credit default swaps involve the risk that the seller may fail to satisfy its payment obligations to the Fund in the event of a default. The purchase of credit default swaps involves costs, which will reduce a Fund’s return. When a Fund buys credit default swaps it will segregate an amount at least equal to the amount of any accrued premium payment obligations including amounts for early terminations.

Currency Swaps. A Fund may enter into currency swap transactions for investment purposes. Currency swaps are similar to interest rate swaps, except that they involve multiple currencies. A Fund may enter into a currency swap when it has exposure to one currency and desires exposure to a different currency. Typically, the interest rates that determine the currency swap payments are fixed, although occasionally one or both parties may pay a floating rate of interest. Unlike an interest rate swap, however, the principal amounts are exchanged at the beginning of the contract and returned at the end of the contract. In addition to paying and receiving amounts at the beginning and end of the transaction, both sides will have to pay in full on a periodic basis based upon the currency they have borrowed. Change in foreign exchange rates and changes in interest rates, as described above, may negatively affect currency swaps.

Interest Rate Swaps. A Fund may enter into an interest rate swap in an effort to protect against declines in the value of fixed income securities held by the Fund. In such an instance, the Fund may agree to pay a fixed rate (multiplied by a notional amount) while a counterparty agrees to pay a floating rate (multiplied by the same notional amount). If interest rates rise, resulting in a diminution in the value of the Fund’s portfolio, the Fund would receive payments under the swap that would offset, in whole or in part, such diminution in value.

Options on Swaps. An option on a swap agreement, or a “swaption,” is a contract that gives a counterparty the right (but not the obligation) to enter into a new swap agreement or to shorten, extend, cancel or otherwise modify an existing swap agreement, at some designated future time on specified terms. In return, the purchaser pays a “premium” to the seller of the contract. The seller of the contract receives the premium and bears the risk of unfavorable changes on the underlying swap. A Fund may write (sell) and purchase put and call swaptions. A Fund may also enter into swaptions on either an asset-based or liability-based basis, depending on whether the Fund is hedging its assets or its liabilities. A Fund may write (sell) and purchase put and call swaptions to the same extent it may make use of standard options on securities or other instruments. A Fund may enter into these transactions primarily to preserve a return or spread on a particular investment or portion of its holdings, as a duration management technique, to protect against an increase in the price of securities the Fund anticipates purchasing at a later date, or for any other purposes, such as for speculation to increase returns. Swaptions are generally subject to the same risks involved in a Fund’s use of options.

Depending on the terms of the particular option agreement, a Fund will generally incur a greater degree of risk when it writes a swaption than it will incur when it purchases a swaption. When a Fund purchases a swaption, it risks losing only the amount of the premium it has paid should it decide to let the option expire unexercised. However, when a Fund writes a swaption, upon exercise of the option the Fund will become obligated according to the terms of the underlying agreement.

Certain additional risk factors related to derivatives are discussed below:

Derivatives Risk. Under recently adopted rules by the CFTC, transactions in some types of interest rate swaps and index credit default swaps on North American and European indices are required to be cleared. In addition, the CFTC may promulgate additional regulations that require clearing of other classes of swaps. In a cleared derivatives transaction (which includes commodities futures and cleared swaps transactions), a Fund’s counterparty is a clearing house (such as CME, ICE Clear Credit or LCH.Clearnet), rather than a bank or broker. Since each Fund is not a member of a clearing house and only members of a clearing house can participate directly in the clearing house, a Fund holds cleared derivatives through accounts at clearing members, who are futures commission merchants that are members of the clearing houses and who have the appropriate regulatory approvals to engage in cleared swap transactions. A Fund makes and receives payments owed under cleared derivatives transactions (including margin payments) through its accounts at clearing members. Clearing members guarantee performance of their clients’ obligations to the clearing house. In contrast to bilateral OTC transactions, clearing members generally can require termination of existing cleared derivatives transactions at any time and increases in margin above the margin that it required at the beginning of a transaction. Clearing houses also have broad rights to increase margin requirements for existing transactions and to terminate transactions. Any such increase or termination could interfere with the ability of a Fund to pursue its investment strategy. Also, a Fund is subject to execution risk if it enters into a derivatives transaction that is required to be cleared (or that the Advisor expects to be cleared), and no clearing member is willing or able to clear the transaction on the Fund’s behalf. While the documentation in place between a Fund and their clearing members generally provides that the clearing members will accept for clearing all transactions submitted for clearing that are within credit limits specified by the clearing members in advance, the Fund could be subject to this execution risk if the Fund submits for clearing transactions that exceed such credit limits, if the clearing house does not accept the transactions for clearing, or if the clearing members do not comply with their agreement to clear such transactions. In that case, the transaction might have to be terminated, and the Fund could lose some or all of the benefit of any increase in the value of the transaction after the time of the transaction. In addition, new regulations could, among other things, restrict a Fund’s ability to engage in, or increase the cost to the Fund of, derivatives transactions, for example, by making some types of derivatives no longer available to the Fund or increasing margin or capital requirements. If a Fund is not able to enter into a particular derivatives transaction, the Fund’s investment performance and risk profile could be adversely affected as a result.

Counterparty Risk. Counterparty risk with respect to OTC derivatives may be affected by new regulations promulgated by the CFTC and SEC affecting the derivatives market. As described under “Derivatives Risk” above, some derivatives transactions are required to be cleared, and a party to a cleared derivatives transaction is subject to the credit risk of the clearing house and the clearing member through which it holds its cleared derivatives position, rather than the credit risk of its original counterparty to the derivative transaction. Clearing members are required to segregate all funds received from customers with respect to cleared derivatives transactions from the clearing member’s proprietary assets. However, all funds and other property received by a clearing broker from its customers are generally held by the clearing broker on a commingled basis in an omnibus account, which may also invest those funds in certain instruments permitted under the applicable regulations. Also, the clearing member transfers to the clearing house the amount of margin required by the clearing house for cleared derivatives transactions, which amounts are generally held in the relevant omnibus account at the clearing house for all customers of the clearing member.

For commodities futures positions, the clearing house may use all of the collateral held in the clearing member’s omnibus account to meet a loss in that account, without regard to which customer in fact supplied that collateral. Accordingly, in addition to bearing the credit risk of its clearing member, each customer to a futures transaction also bears “fellow customer” risk from other customers of the clearing member. However, with respect to cleared swaps positions, recent regulations promulgated by the CFTC require that the clearing member notify the clearing house of the amount of initial margin provided by the clearing member to the clearing house that is attributable to each customer. Because margin in respect of cleared swaps must be earmarked for specific clearing member customers, the clearing house may not use the collateral of one customer to cover the obligations of another customer. However, if the clearing member does not provide accurate reporting, a Fund is subject to the risk that a clearing house will use the Fund’s assets held in an omnibus account at the clearing house to satisfy payment obligations of a defaulting customer of the clearing member to the clearing house. In addition, clearing members may generally choose to provide to the clearing house the net amount of variation margin required for cleared swaps for all of its customers in the aggregate, rather than the gross amount for each customer.

FUTURE DEVELOPMENTS

A Fund may take advantage of opportunities in the area of options and futures contracts, options on futures contracts, warrants, swaps and any other investments which are not presently contemplated for use by the Fund or which are not currently available but which may be developed, to the extent such opportunities are both consistent with the Fund’s investment objective and legally permissible for the Fund. Before entering into such transactions or making any such investment, a Fund will provide appropriate disclosure.

ILLIQUID SECURITIES

Each Fund may invest in illiquid securities. A Fund may not acquire any illiquid investment if, immediately after the acquisition, the Fund would have invested more than 15% of its net assets in illiquid securities. An illiquid security means any security that a Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. If illiquid securities exceed 15% of the Fund’s net assets, certain remedial actions will be taken as required by Rule 22e-4 under the 1940 Act and the Funds’ policies and procedures.

INITIAL PUBLIC OFFERINGS

A Fund may purchase securities of companies in initial public offerings (“IPOs”). By definition, IPOs have not traded publicly until the time of their offerings. Special risks associated with IPOs may include limited numbers of shares available for trading, unseasoned trading, lack of investor knowledge of the companies, and limited operating history, all of which may contribute to price volatility. Many IPOs are issued by undercapitalized companies of small or micro-cap size. The effect of IPOs on a Fund’s performance depends on a variety of factors, including the number of IPOs the Fund invests in relative to the size of the Fund and whether and to what extent a security purchased in an IPO appreciates or depreciates in value.

INVESTMENT COMPANIES

Each Fund may invest in the securities of other investment companies, including affiliated funds and money market funds, subject to applicable limitations under Section 12(d)(1) of the 1940 Act. Pursuant to Section 12(d)(1), a Fund may invest in the securities of another investment company (the “acquired company”) provided that the Fund, immediately after such purchase or acquisition, does not own in the aggregate: (i) more than 3% of the total outstanding voting stock of the acquired company; (ii) securities issued by the acquired company having an aggregate value in excess of 5% of the value of the total assets of the Fund; or (iii) securities issued by the acquired company and all other investment companies (other than Treasury stock of the Fund) having an aggregate value in excess of 10% of the value of the total assets of the Fund. To the extent allowed by law, regulation, a Fund’s investment restrictions and the Trust’s exemptive relief, a Fund may invest its assets in securities of investment companies that are affiliated funds and/or money market funds, in excess of the limits discussed above.

If a Fund invests in, and, thus, is a shareholder of, another investment company, the Fund’s shareholders will indirectly bear the Fund’s proportionate share of the fees and expenses paid by such other investment company, including advisory fees, in addition to both the management fees payable directly by the Fund to the Fund’s own investment adviser and the other expenses that the Fund bears directly in connection with the Fund’s own operations.

INVESTMENTS IN SECURITIES OF CHINESE COMPANIES

Investments in Chinese companies may include B shares of companies listed on the Shanghai and Shenzhen Stock Exchanges, H shares of companies incorporated in Mainland China and listed on the Hong Kong Stock Exchange, shares of Red Chip companies with controlling Chinese shareholders that are incorporated outside of Mainland China and listed on the Hong Kong Stock Exchange, and shares of P-Chips companies with controlling Chinese shareholders incorporated outside of China, listed on the Hong Kong Stock Exchange. B shares are equity securities issued by companies incorporated in China and are denominated and traded in U.S. dollars and Hong Kong dollars (“HKD”) on the Shanghai and Shenzhen Stock Exchanges, respectively. B shares are available to foreign investors. H shares are equity securities issued by companies incorporated in Mainland China and are denominated and traded in HKD on the Hong Kong Stock Exchange and other foreign exchanges. P-Chips are equity securities issued by companies incorporated outside of Mainland China and listed on the Hong Kong Stock Exchange. Companies that issue P-Chips generally base their businesses in Mainland China and are controlled, either directly or indirectly, by nongovernment owned entities. Red Chips are equity securities issued by companies incorporated outside of Mainland China and listed on the Hong Kong Stock Exchange. Companies that issue Red Chips generally base their businesses in Mainland China and are controlled, either directly or indirectly, by the state, provincial or municipal governments of the People’s Republic of China.

LENDING PORTFOLIO SECURITIES

Each Fund may lend portfolio securities to certain creditworthy borrowers in U.S. and non-U.S. markets in an amount not to exceed 40% of the value of its net assets. The borrowers provide collateral that is marked to market daily in an amount at least equal to the current market value of the securities loaned. A Fund may terminate a loan at any time and obtain the securities loaned. A Fund receives the value of any interest or cash or non-cash distributions paid on the loaned securities. A Fund cannot vote proxies for securities on loan, but may recall loans to vote proxies if a material issue affecting the Fund’s economic interest in the investment is to be voted upon. Efforts to recall such securities promptly may be unsuccessful, especially for foreign securities or thinly traded securities, and may involve expenses to a Fund. Distributions received on loaned securities in lieu of dividend payments (i.e., substitute payments) would not be considered qualified dividend income.

With respect to loans that are collateralized by cash, the borrower will be entitled to receive a fee based on the amount of cash collateral. A Fund is compensated by the difference between the amount earned on the reinvestment of cash collateral and the fee paid to the borrower. In the case of collateral other than cash, a Fund is compensated by a fee paid by the borrower equal to a percentage of the market value of the loaned securities. Any cash collateral may be reinvested in certain high-quality short-term instruments either directly on behalf of the lending Fund or through one or more joint accounts or funds, which may include those managed by the Adviser. A Fund could lose money due to a decline in the value of collateral provided for loaned securities or any investments made with cash collateral. Certain non-cash collateral or investments made with cash collateral may have a greater risk of loss than other non-cash collateral or investments.

A Fund may pay a portion of the interest or fees earned from securities lending to a borrower as described above, and to one or more securities lending agents approved by the Board of Trustees of the Trust (the “Board”) who administer the lending program for the Funds in accordance with guidelines approved by the Board. In such capacity, the lending agent provides the following services to the Funds in connection with the Funds’ securities lending activities: (i) locating borrowers among an approved list of prospective borrowers; (ii) causing the delivery of loaned securities from a Fund to borrowers; (iii) monitoring the value of loaned securities, the value of collateral received, and other lending parameters; (iv) seeking additional collateral, as necessary, from borrowers; (v) receiving and holding collateral from borrowers, and facilitating the investment and reinvestment of all or substantially all cash collateral in an investment vehicle designated by the Funds; (vi) returning collateral to borrowers; (vii) facilitating substitute dividend, interest, and other distribution payments to the Funds from borrowers; (viii) negotiating the terms of each loan of securities, including but not limited to the amount of any loan premium, and monitoring the terms of securities loan agreements with prospective borrowers for consistency with the requirements of the Funds’ Securities Lending Authorization Agreement; (ix) selecting securities, including amounts (percentages), to be loaned; (x) recordkeeping and accounting servicing; and (xi) arranging for return of loaned securities to the Fund in accordance with the terms of the Securities Lending Authorization Agreement. State Street Bank and Trust Company (“State Street”), an affiliate of the Trust, has been approved by the Board to serve as securities lending agent for a Fund and the Trust has entered into an agreement with State Street for such services. Among other matters, the Trust has agreed to indemnify State Street for certain liabilities. State Street has received an order of exemption from the SEC under Sections 17(a) and 12(d)(1) under the 1940 Act to serve as the lending agent for affiliated investment companies such as the Trust and to invest the cash collateral received from loan transactions to be invested in an affiliated cash collateral fund.

Securities lending involves exposure to certain risks, including operational risk (i.e., the risk of losses resulting from problems in the settlement and accounting process especially so in certain international markets such as Taiwan), “gap” risk (i.e., the risk of a mismatch between the return on cash collateral reinvestments and the fees a Fund has agreed to pay a borrower), risk of loss of collateral, credit, legal, counterparty and market risk. If a securities lending counterparty were to default, a Fund would be subject to the risk of a possible delay in receiving collateral or in recovering the loaned securities, or to a possible loss of rights in the collateral. In the event a borrower does not return a Fund’s securities as agreed, the Fund may experience losses if the proceeds received from liquidating the collateral do not at least equal the value of the loaned security at the time the collateral is liquidated, plus the transaction costs incurred in purchasing replacement securities. Although State Street has agreed to provide a Fund with indemnification in the event of a borrower default, a Fund is still exposed to the risk of losses in the event a borrower does not return a Fund’s securities as agreed. For example, delays in recovery of lent securities may cause a Fund to lose the opportunity to sell the securities at a desirable price.

LEVERAGING

While the Funds do not anticipate doing so, a Fund may borrow money in an amount greater than 5% of the value of the Fund’s total assets. However, under normal circumstances, a Fund will not borrow money from a bank in an amount greater than 10% of the value of the Fund’s total assets. Borrowing for investment purposes is one form of leverage. Leveraging investments, by purchasing securities with borrowed money, is a speculative technique that increases investment risk, but also increases investment opportunity. Because substantially all of a Fund’s assets will fluctuate in value, whereas the interest obligations on borrowings may be fixed, the NAV of a Fund will increase more when such Fund’s portfolio assets increase in value and decrease more when the Fund’s portfolio assets decrease in value than would otherwise be the case. Moreover, interest costs on borrowings may fluctuate with changing market rates of interest and may partially offset or exceed the returns on the borrowed funds.

OTHER SHORT-TERM INSTRUMENTS

Each Fund may invest in short-term instruments, including money market instruments, (including money market funds advised by the Adviser), cash and cash equivalents, on an ongoing basis to provide liquidity or for other reasons. Money market instruments are generally short-term investments that may include but are not limited to: (i) shares of money market funds (including those advised by the Adviser); (ii) obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities (including government-sponsored enterprises); (iii) negotiable certificates of deposit (“CDs”), bankers’ acceptances, fixed time deposits and other obligations of U.S. and foreign banks (including foreign branches) and similar institutions; (iv) commercial paper rated at the date of purchase “Prime-1” by Moody’s Investors Service (“Moody’s”) or “A-1” by Standard & Poor’s (“S&P”), or if unrated, of comparable quality as determined by the Adviser; (v) non-convertible corporate debt securities (e.g., bonds and debentures) with remaining maturities at the date of purchase of not more than 397 days and that present minimal credit risk; and (vi) short-term U.S. dollar-denominated obligations of foreign banks (including U.S. branches) that, in the opinion of the Adviser, are of comparable quality to obligations of U.S. banks which may be purchased by a Fund. Any of these instruments may be purchased on a current or a forward-settled basis. Time deposits are non-negotiable deposits maintained in banking institutions for specified periods of time at stated interest rates. Bankers’ acceptances are time drafts drawn on commercial banks by borrowers, usually in connection with international transactions. Money market instruments also include shares of money market funds. The SEC and other government agencies continue to review the regulation of money market funds. The SEC has adopted changes to the rules that govern money market funds, and compliance with many of these amendments was required in October 2016. Legislative developments may also affect money market funds. These changes and developments may affect the investment strategies, performance, yield, operating expenses and continued viability of a money market fund.

PREFERRED SECURITIES

Preferred securities pay fixed or adjustable rate dividends to investors, and have “preference” over common stock in the payment of dividends and the liquidation of a company’s assets. This means that a company must pay dividends on preferred stock before paying any dividends on its common stock. In order to be payable, distributions on preferred securities must be declared by the issuer’s board of directors. Income payments on typical preferred securities currently outstanding are cumulative, causing dividends and distributions to accrue even if not declared by the board of directors or otherwise made payable. There is no assurance that dividends or distributions on the preferred securities in which a Fund invests will be declared or otherwise made payable.

The market value of preferred securities may be affected by favorable and unfavorable changes impacting companies in the utilities and financial services sectors, which are prominent issuers of preferred securities, and by actual and anticipated changes in tax laws.

Because the claim on an issuer’s earnings represented by preferred securities may become onerous when interest rates fall below the rate payable on such securities, the issuer may redeem the securities. Thus, in declining interest rate environments in particular, a Fund’s holdings of higher rate-paying fixed rate preferred securities may be reduced and the Fund would be unable to acquire securities paying comparable rates with the redemption proceeds.

PRIVATE PLACEMENTS AND RESTRICTED SECURITIES

Each Fund may invest in securities that are purchased in private placements and, accordingly, are subject to restrictions on resale as a matter of contract or under federal securities laws. While such private placements may offer attractive opportunities for investment not otherwise available on the open market, the securities so purchased are often “restricted securities,” i.e., securities which cannot be sold to the public without registration under the Securities Act or the availability of an exemption from registration (such as Rules 144 or 144A), or which are not readily marketable because they are subject to other legal or contractual delays in or restrictions on resale. Generally speaking, restricted securities may be sold only to qualified institutional buyers, or in a privately negotiated transaction to a limited number of purchasers, or in limited quantities after they have been held for a specified period of time and other conditions are met pursuant to an exemption from registration, or in a public offering for which a registration statement is in effect under the Securities Act.

Because there may be relatively few potential purchasers for such investments, especially under adverse market or economic conditions or in the event of adverse changes in the financial condition of the issuer, a Fund could find it more difficult to sell such securities when the Adviser believes it advisable to do so or may be able to sell such securities only at prices lower than if such securities were more widely held. Market quotations for such securities are generally less readily available than for publicly traded securities. The absence of a trading market can make it difficult to ascertain a market value for such securities for purposes of computing a Fund’s net asset value, and the judgment of the Adviser may at times play a greater role in valuing these securities than in the case of publicly traded securities. Disposing of such securities, which may be illiquid investments, can involve time-consuming negotiation and legal expenses, and it may be difficult or impossible for a Fund to sell them promptly at an acceptable price. A Fund may have to bear the extra expense of registering such securities for resale and the risk of substantial delay in effecting such registration.

A Fund may be deemed to be an “underwriter” for purposes of the Securities Act when selling restricted securities to the public, and in such event the Fund may be liable to purchasers of such securities if the registration statement prepared by the issuer, or the prospectus forming a part of it, is materially inaccurate or misleading.

REAL ESTATE INVESTMENT TRUSTS (“REITs”)

REITs pool investors’ funds for investment primarily in income producing real estate or real estate loans or interests. A REIT is not taxed on income distributed to shareholders if it complies with several requirements relating to its organization, ownership, assets, and income and a requirement that it distribute to its shareholders at least 90% of its taxable income (other than net capital gains) for each taxable year. REITs can generally be classified as Equity REITs, Mortgage REITs and Hybrid REITs. Equity REITs, which invest the majority of their assets directly in real property, derive their income primarily from rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs, which invest the majority of their assets in real estate mortgages, derive their income primarily from interest payments. Hybrid REITs combine the characteristics of both Equity REITs and

Mortgage REITs. A Fund will not invest in real estate directly, but only in securities issued by real estate companies. However, a Fund may be subject to risks similar to those associated with the direct ownership of real estate (in addition to securities markets risks) to the extent it invests in the securities of companies in the real estate industry. These include declines in the value of real estate, risks related to general and local economic conditions, dependency on management skill, heavy cash flow dependency, possible lack of availability of mortgage funds, overbuilding, extended vacancies of properties, increased competition, increases in property taxes and operating expenses, changes in zoning laws, losses due to costs resulting from the clean-up of environmental problems, liability to third parties for damages resulting from environmental problems, casualty or condemnation losses, limitations on rents, changes in neighborhood values, the appeal of properties to tenants and changes in interest rates. Investments in REITs may subject Fund shareholders to duplicate management and administrative fees.

In addition to these risks, Equity REITs may be affected by changes in the value of the underlying property owned by the trusts, while Mortgage REITs may be affected by the quality of any credit extended. Further, Equity and Mortgage REITs are dependent upon management skills and generally may not be diversified. Equity and Mortgage REITs are also subject to heavy cash flow dependency, defaults by borrowers and self-liquidation. In addition, Equity and Mortgage REITs could possibly fail to qualify for the beneficial tax treatment available to REITs under the Internal Revenue Code, or to maintain their exemptions from registration under the 1940 Act. The above factors may also adversely affect a borrower’s or a lessee’s ability to meet its obligations to the REIT. In the event of a default by a borrower or lessee, the REIT may experience delays in enforcing its rights as a mortgagee or lessor and may incur substantial costs associated with protecting investments.

REPURCHASE AGREEMENTS

Each Fund may invest in repurchase agreements with commercial banks, brokers or dealers to generate income from its excess cash balances and to invest securities lending cash collateral. A repurchase agreement is an agreement under which a Fund acquires a financial instrument (e.g., a security issued by the U.S. government or an agency thereof, a banker’s acceptance or a certificate of deposit) from a seller, subject to resale to the seller at an agreed upon price and date (normally, the next Business Day – as defined below). A repurchase agreement may be considered a loan collateralized by securities. The resale price reflects an agreed upon interest rate effective for the period the instrument is held by a Fund and is unrelated to the interest rate on the underlying instrument.

In these repurchase agreement transactions, the securities acquired by a Fund (including accrued interest earned thereon) must have a total value in excess of the value of the repurchase agreement and are held by the Custodian until repurchased. No more than an aggregate of 15% of a Fund’s net assets will be invested in illiquid securities, including repurchase agreements having maturities longer than seven days and securities subject to legal or contractual restrictions on resale, or for which there are no readily available market quotations.

The use of repurchase agreements involves certain risks. For example, if the other party to the agreement defaults on its obligation to repurchase the underlying security at a time when the value of the security has declined, a Fund may incur a loss upon disposition of the security. If the other party to the agreement becomes insolvent and subject to liquidation or reorganization under the U.S. Bankruptcy Code or other laws, a court may determine that the underlying security is collateral for a loan by a Fund not within the control of the Fund and, therefore, the Fund may not be able to substantiate its interest in the underlying security and may be deemed an unsecured creditor of the other party to the agreement.

REVERSE REPURCHASE AGREEMENTS

Each Fund may enter into reverse repurchase agreements, which involve the sale of securities with an agreement to repurchase the securities at an agreed-upon price, date and interest payment and have the characteristics of borrowing. The securities purchased with the funds obtained from the agreement and securities collateralizing the agreement will have maturity dates no later than the repayment date. Generally the effect of such transactions is that a Fund can recover all or most of the cash invested in the portfolio securities involved during the term of the reverse repurchase agreement, while in many cases a Fund is able to keep some of the interest income associated with those securities. Such transactions are only advantageous if a Fund has an opportunity to earn a greater rate of interest on the cash derived from these transactions than the interest cost of obtaining the same amount of cash. Opportunities to realize earnings from the use of the proceeds equal to or greater than the interest required to be paid may not always be available and a Fund intends to use the reverse repurchase technique only when the Adviser believes it will be advantageous to the Fund. The use of reverse repurchase agreements may exaggerate any interim increase or decrease in the value of a Fund’s assets. A Fund’s exposure to reverse repurchase agreements will be covered by securities having a value equal to or greater than such commitments.

Under the 1940 Act, reverse repurchase agreements are considered borrowings. Although there is no percentage limit on Fund assets that can be used in connection with reverse repurchase agreements, the Funds do not expect to engage, under normal circumstances, in reverse repurchase agreements with respect to more than 10% of their respective total assets.

ROYALTY TRUSTS

Royalty trusts are income-oriented equity investments that indirectly, through the ownership of trust units, provide investors (called “unit holders”) with exposure to energy sector assets such as coal, oil and natural gas. Royalty trusts are structured similarly to REITs. A royalty trust generally acquires an interest in natural resource companies or chemical companies and distributes the income it receives to the investors of the royalty trust. A sustained decline in demand for crude oil, natural gas and refined petroleum products could adversely affect income and royalty trust revenues and cash flows. Factors that could lead to a decrease in market demand include a recession or other adverse economic conditions, an increase in the market price of the underlying commodity, higher taxes or other regulatory actions that increase costs, or a shift in consumer demand for such products. A rising interest rate environment could adversely impact the performance of royalty trusts. Rising interest rates could limit the capital appreciation of royalty trusts because of the increased availability of alternative investments at more competitive yields.

SAVINGS SHARES

Savings shares are non-voting equity securities which may have certain economic advantages compared to preferred or ordinary common shares such as priority rights to dividends and upon liquidation of the issuer.

STAPLED SECURITIES

A stapled security is comprised of two inseparable parts: a unit of a trust and a share of a company. The resulting security is influenced by both parts, and must be treated as one unit at all times, such as when buying or selling a security. The value of stapled securities and the income they derive from them may fall as well as rise. Stapled securities are not obligations of, deposits in, or guaranteed by, a Fund. The listing of stapled securities on a domestic or foreign exchange does not guarantee a liquid market for stapled securities.

TRACKING STOCKS

Tracking stock is a separate class of common stock whose value is linked to a specific business unit or operating division within a larger company and which is designed to “track” the performance of such business unit or division. Therefore, tracking stock may decline in value even if the common stock of the larger company increases in value. In addition, holders of tracking stock may not have the same rights as holders of the company’s common stock.

U.S. REGISTERED SECURITIES OF FOREIGN ISSUERS

Investing in U.S. registered, dollar-denominated, securities issued by non-U.S. issuers involves some risks and considerations not typically associated with investing in U.S. companies. These include differences in accounting, auditing and financial reporting standards, the possibility of expropriation or confiscatory taxation, adverse changes in investment or exchange control regulations, political instability which could affect U.S. investments in foreign countries, and potential restrictions of the flow of international capital. Foreign companies may be subject to less governmental regulation than U.S. issuers. Moreover, individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payment positions.

A Fund’s investment in common stock of foreign corporations may also be in the form of American Depositary Receipts (“ADRs”), Global Depositary Receipts (“GDRs”) and European Depositary Receipts (“EDRs”) (collectively “Depositary Receipts”). Depositary Receipts are receipts, typically issued by a bank or trust company, which evidence ownership of underlying securities issued by a foreign corporation. For ADRs, the depository is typically a U.S. financial institution and the underlying securities are issued by a foreign issuer. For other Depositary Receipts, the depository may be a foreign or a U.S. entity, and the underlying securities may have a foreign or a U.S. issuer. Depositary Receipts will not necessarily be denominated in the same currency as their underlying securities. Generally, ADRs, in registered form, are designed for use in the U.S. securities markets, and EDRs, in bearer form, are designated for use in European securities markets. GDRs are tradable both in the United States and in Europe and are designed for use throughout the world. A Fund may invest in unsponsored Depositary Receipts. The issuers of unsponsored Depositary Receipts are not obligated to disclose material information in the United States, and, therefore, there may be less information available regarding such issuers and there may not be a correlation between such information and the market value of the Depositary Receipts.

SPECIAL CONSIDERATIONS AND RISKS

A discussion of the risks associated with an investment in each Fund is contained in the Prospectus. The discussion below supplements, and should be read in conjunction with, the Prospectus.

GENERAL

Investment in a Fund should be made with an understanding that the value of a Fund’s portfolio securities may fluctuate in accordance with changes in the financial condition of the issuers of the portfolio securities, the value of securities generally and other factors.

An investment in a Fund should also be made with an understanding of the risks inherent in an investment in securities, including the risk that the financial condition of issuers may become impaired or that the general condition of the securities markets may deteriorate (either of which may cause a decrease in the value of the portfolio securities and thus in the value of Fund Shares). Securities are susceptible to general market fluctuations and to volatile increases and decreases in value as market confidence in and perceptions of their issuers change. These investor perceptions are based on various and unpredictable factors including expectations regarding government, economic, monetary and fiscal policies, inflation and interest rates, economic expansion or contraction, and global or regional political, economic and banking crises. Securities of issuers traded on exchanges may be suspended on certain exchanges by the issuers themselves, by an exchange or by government authorities. The likelihood of such suspensions may be higher for securities of issuers in emerging or less-developed market countries than in countries with more developed markets. Trading suspensions may be applied from time to time to the securities of individual issuers for reasons specific to that issuer, or may be applied broadly by exchanges or governmental authorities in response to market events. Suspensions may last for significant periods of time, during which trading in the securities and instruments that reference the securities, such as participatory notes (or “P-notes”) or other derivative instruments, may be halted.

Holders of common stock incur more risk than holders of preferred stock and debt obligations because common stockholders, as owners of the issuer, have generally inferior rights to receive payments from the issuer in comparison with the rights of creditors of, or holders of debt obligations or preferred stock issued by, the issuer. Further, unlike debt securities which typically have a stated principal amount payable at maturity (whose value, however, will be subject to market fluctuations prior thereto), or preferred stock which typically has a liquidation preference and which may have stated optional or mandatory redemption provisions, common stock has neither a fixed principal amount nor a maturity. Common stock values are subject to market fluctuations as long as the common stock remains outstanding.

The principal trading market for some of the securities in an Index may be in the over-the-counter market. The existence of a liquid trading market for certain securities may depend on whether dealers will make a market in such securities. There can be no assurance that a market will be made or maintained or that any such market will be or remain liquid. The price at which securities may be sold and the value of a Fund’s shares will be adversely affected if trading markets for a Fund’s portfolio securities are limited or absent or if bid/ask spreads are wide.

BREXIT RISK

In June 2016, citizens of the United Kingdom voted in a referendum to leave the EU (known as “Brexit”), creating economic and political uncertainty in its wake. In March 2017, the United Kingdom formally notified the European Council of the United Kingdom’s intention to withdraw from the EU pursuant to Article 50 of the Treaty on European Union. This formal notification began a multi-year period of negotiations regarding the terms of the United Kingdom’s exit from the EU, which formally occurred on January 31, 2020. A transition period will take place following the United Kingdom’s exit where the United Kingdom will remain subject to EU rules but will have no role in the EU law-making process. During this transition period, United Kingdom and EU representatives will be negotiating the precise terms of their future relationship. The full scope and nature of the consequences of the exit are not at this time known and are unlikely to be known for a significant period of time. It is also unknown whether the United Kingdom’s exit will increase the likelihood of other countries also departing the EU. Any exits from the EU, or the possibility of such exits, may have a significant impact on the United Kingdom, Europe, and global economies, which may result in increased volatility and illiquidity, new legal and regulatory uncertainties and potentially lower economic growth for such economies that could potentially have an adverse effect on the value of a Fund’s investments.

CHINA A SHARE RISK

Certain Funds may be subject to risks associated with investments in A Shares of Chinese issuers (“China A Shares” or “A Shares”). Subject to minor exceptions, under current regulations in the People’s Republic of China (the “PRC”), foreign investors, such as the Funds, can invest in A Shares only (i) through certain foreign institutional investors that have obtained a license and quota from the Chinese regulators and (ii) through the Hong Kong-Shanghai Stock Connect or Shenzhen-Hong Kong Stock Connect programs (the “Stock Connect program” as further described below).

RQFII Investment Quota Risk. To the extent a Fund’s underlying Index includes China A Shares, the Fund’s ability to achieve its investment objective is dependent on the continuous availability of such A Shares. Investment companies, such as the Funds, are not currently within the types of entities that are eligible for a Renminbi Qualified Foreign Institutional Investor (“RQFII”) or Qualified Foreign Institutional Investor (“QFII”) license. Rather, a Fund may utilize all or a portion of the Adviser’s RQFII quota granted under RQFII regulations to invest in A Shares. The Adviser may be referred to herein as a “Licensee”.

A Fund’s ability to utilize the Licensee’s RQFII quota may be limited or restricted in several ways and thus, adversely affect the Fund’s ability to achieve its investment objective. For example, the Licensee may allocate its RQFII quota among more than one investor, including the Funds. In such case, the Licensee will determine in its sole discretion the amount to be allocated for use by a Fund, and there can be no assurance that the Licensee will allocate a sufficient portion of its RQFII quota to a Fund to meet that Fund’s investment needs initially or over time. In addition, the RQFII regulations provide that the size of a RQFII’s quota may be reduced or cancelled by the State Administration of Foreign Exchange (“SAFE”) if the RQFII is unable to use its RQFII quota effectively within one year after the quota is granted. Once reduced or cancelled there can be no assurance the Licensee will be able to obtain future increases in its RQFII quota.

It is also possible that the Licensee’s RQFII status could be suspended or revoked. Pursuant to PRC and RQFII regulations, the SAFE is vested with the power to impose regulatory sanctions if the Licensee, in its capacity as RQFII, or the PRC Custodian (as that term is defined below) violates any provision of the RQFII regulations. Any such violations could result in the revocation of the Licensee’s RQFII license and/or quota or other regulatory sanctions and may adversely affect the portion of the Licensee’s RQFII quota allocated to a Fund. A Fund’s ability to utilize the Licensee’s RQFII quota could be adversely affected in such cases even if the violations arise out of activities unrelated to the Fund or the Fund’s use of a portion of the Licensee’s RQFII quota. The Licensee is also subject to regulation by certain Hong Kong regulatory authorities, including the Hong Kong Securities and Futures Commission. Regulatory matters arising from such regulation could also adversely affect the Licensee’s RQFII license and ability to provide advisory services, generally.

There can be no assurance that the Licensee will continue to maintain its RQFII status or be able to acquire additional RQFII quota. In the event the Licensee is unable to maintain its RQFII status or the RQFII quota allocated to a Fund has become inadequate, it may be necessary for the Fund to limit or suspend creations of Creation Units. In such event it is possible that the trading price of the Fund’s Shares on its Exchange will be at a significant premium to the NAV (which may also increase tracking error of the Fund). In extreme circumstances, a Fund may incur significant loss due to limited investment capabilities, or may not be able fully to implement or pursue its investment objectives or strategies, due to RQFII investment restrictions, illiquidity of the PRC securities markets, and delay or disruption in execution of trades or in settlement of trades.

The current RQFII regulations also include rules on investment restrictions applicable to each Fund, which may adversely affect a Fund’s liquidity and performance. In addition, because transaction sizes for RQFIIs are relatively large, the corresponding heightened risk of exposure to decreased market liquidity and significant price volatility could lead to possible adverse effects on the timing and pricing of acquisition or disposal of securities.

The regulations which regulate investments by RQFIIs in the PRC and the repatriation of capital from RQFII investments are relatively new. The application and interpretation of such investment regulations are therefore relatively untested and there is no certainty as to how they will be applied as the PRC authorities and regulators have been given wide discretion in such investment regulations and there is no precedent or certainty as to how such discretion may be exercised now or in the future. Existing RQFII regulations may change over time and new RQFII regulations may be promulgated in the future and no assurance can be given that any such changes will not adversely affect a Fund or its ability to achieve its investment objective. On December 13, 2019, the People’s Bank of China and SAFE jointly released a draft regulation on QFII and RQFII administration seeking public comments. The new regulation is expected to be officially promulgated in 2020. Once effective, it may change the existing administration and practices of the RQFII regime, including the quota administration.

PRC Broker and PRC Custodian Risk. The Licensee will have appointed PRC Brokers to execute transactions for certain Funds in the PRC markets. Currently the number of PRC brokers that may be selected to transact on each of the Shanghai Stock Exchange (“SSE”) and the Shenzhen Stock Exchange and through the Shanghai-Hong Kong Stock Connect and Shenzhen-Hong Kong Stock Connect program (the “Stock Connect program”) is limited. In its selection of a PRC Broker(s), the Licensee will consider factors such as the competitiveness of commission rates, size of the relevant orders and execution standards. Should, for any reason, a Fund’s ability to use one or more of the relevant PRC Brokers be affected, this could disrupt the operations of the Fund and affect the ability of the Fund to track its underlying index, causing a premium or a discount to the trading price of the Fund’s Shares.

According to the RQFII regulations and market practice, the securities and cash accounts for a Fund in the PRC are to be maintained by a custodian in the PRC subject to local Chinese laws and regulations (the “PRC Custodian”) in the joint names of the applicable Licensee as the RQFII holder and the Fund. In the event a Fund invests in A Shares through the Licensee’s RQFII quota, the securities and cash accounts for those Funds in the PRC will be maintained by a PRC Custodian. The PRC Custodian maintains each Fund’s RMB deposit accounts and oversees the Fund’s investments in A Shares in the PRC to ensure its compliance with the rules and regulations of the China Securities Regulatory Commission (“CSRC”) and the People’s Bank of China. A Shares that are traded on the SSE or Shenzhen Stock Exchange are dealt and held in book-entry form through the China Securities Depository and Clearing Corporation Limited (“CSDCC”). A Shares purchased by the Licensee, in its capacity as a RQFII, on behalf of a Fund, may be received by the CSDCC and credited to a securities trading account maintained by the PRC Custodian in the joint names of the Fund and applicable Licensee as the RQFII.

Under the investment regulations that permit RQFIIs to invest in A Shares, the PRC Custodian is required to deposit a minimum amount in the form of a clearing reserve fund, the percentage amount to be determined from time to time by the CSDCC Shanghai and Shenzhen branches, with the CSDCC. The PRC Custodian will deposit a portion of the assets of a Fund representing a percentage of the applicable Licensee’s RQFII quota as part of its minimum clearing reserve fund. The minimum clearing reserve ratio is determined by the CSDCC Shanghai and Shenzhen branches from time to time and will be deposited by the PRC Custodian into its minimum clearing reserve fund. In times of rising PRC securities values, the inability to invest the assets of a Fund retained in the clearing reserve fund may have a negative impact on the performance of the Fund and, conversely, in times of falling PRC security values, the retained assets may cause a Fund to perform better than might otherwise have been the case.

The assets held or credited in a Fund’s securities trading account(s) maintained with the CSDCC are segregated and independent from the proprietary assets of the PRC Custodian. The account to which cash is held or credited is required to be maintained separately and independently by the PRC Custodian from its own proprietary accounts or accounts of other customers. However, under PRC law, in the event of bankruptcy or liquidation of the PRC Custodian, cash deposited in a Fund’s cash account(s) maintained with the PRC Custodian will not be segregated but will be treated as a debt owing from the PRC Custodian to such Fund as a depositor. Under such circumstances, a Fund will not have any proprietary rights to the cash deposited in such cash account(s), and such Fund will become an unsecured creditor, ranking pari passu with all other unsecured creditors, of the PRC Custodian.

There is a risk that a Fund may suffer losses from the default, bankruptcy or disqualification of the PRC Broker(s) or PRC Custodian. In such event, the Fund may be adversely affected in the execution of any transaction or face difficulty and/or encounter delays in recovering its assets, or may not be able to recover it in full or at all. A Fund may also incur losses due to the acts or omissions of the PRC Brokers and/or the PRC Custodian in the execution or settlement of any transaction or in the transfer of any funds or securities. Subject to the applicable laws and regulations in the PRC, the Adviser will make arrangements to ensure that the PRC Brokers and PRC Custodian have appropriate procedures to properly safe-keep each Fund’s assets.

Repatriation Risk. SAFE regulates and monitors the repatriation of funds out of the PRC by RQFIIs. RQFIIs that act as advisers to open-end funds, including ETFs, are permitted to make repatriations (up to net redemptions) daily and are not subject to repatriation restrictions or prior approval from the SAFE, although authenticity and compliance reviews will be conducted by the PRC Custodian (as that term is defined above), and monthly reports on remittances and repatriations will be submitted to SAFE by the PRC Custodian. There is no assurance, however, that PRC and RQFII rules and regulations will not change or that repatriation restrictions will not be imposed in the future. Further, such changes to the PRC and RQFII rules and regulations may take effect retroactively.

Any restrictions on repatriation of a Fund’s invested capital and net profits may impact such Fund’s operations, including its ability to meet redemption requests. Furthermore, as the PRC Custodian’s review on authenticity and compliance is conducted on each repatriation, the repatriation may be delayed or even rejected by the PRC Custodian in case of non-compliance with the RQFII regulations. In such cases, it is expected that redemption proceeds will be paid as soon as practicable and after the completion of the repatriation of the funds concerned. It should be noted that the actual time required for the completion of the relevant repatriation will be beyond the control of the Adviser.

If a Fund becomes subject to repatriation restrictions, it may be difficult for such Fund to satisfy redemption requests in a timely manner. To manage its ability to satisfy redemption requests under such circumstances, it may be necessary for a Fund to maintain higher than normal cash balances, which may cause the Fund to dispose of certain investments at an inopportune time and forego investment opportunities that may have been beneficial to the Fund, adversely affecting the Fund’s performance and its ability to achieve its investment objective.

Investing through the Stock Connect Program

A Fund may invest in eligible securities listed and traded on the SSE or Shenzhen Stock Exchange through the Stock Connect program, a securities trading and clearing program developed by The Stock Exchange of Hong Kong Limited (“SEHK”), SSE and Shenzhen Stock Exchange, Hong Kong Securities Clearing Company Limited (“HKSCC”) and CSDCC Limited for the establishment of mutual market access between The Stock Exchange of Hong Kong Limited and the SSE and Shenzhen Stock Exchange. Among other restrictions, investors in securities obtained via the Stock Connect program are generally subject to Chinese securities regulations and SSE or Shenzhen Stock Exchange rules. Securities obtained via the Stock Connect program generally may only be sold, purchased or otherwise transferred through the Stock Connect program in accordance with applicable rules. The Stock Connect program is recently-established and further developments are likely. There can be no assurance as to whether or how such developments may restrict or affect a Fund’s investments or returns. In addition, the application and interpretation of the laws and regulations of Hong Kong and the PRC, and the rules, policies or guidelines published or applied by relevant regulators and exchanges in respect of the Stock Connect program, are uncertain, and they may have a detrimental effect on a Fund’s investments and returns. A summary of the risks associated with a Fund’s investment through the Stock Connect program is set forth below.

Eligible Securities Risk. As of the date of this SAI, a Fund may invest through the Stock Connect program in shares listed on the SSE that are (a) constituent stocks of the SSE 180 Index; (b) constituent stocks of the SSE 380 Index; (c) A Shares listed on the SSE that are not constituent stocks of the SSE 180 Index or the SSE 380 Index, but which have corresponding H Shares accepted for listing and trading on the SEHK, provided that: (i) they are not traded on the SSE in currencies other than RMB; and (ii) they are not included in the risk alert board. A Fund may invest through the Stock Connect program in shares listed on the Shenzhen Stock Exchange that are: (a) constituent stocks of the Shenzhen Stock Exchange Component Index, which have a market capitalization of not less than RMB 6 billion, (b) constituent stocks of the Shenzhen Stock Exchange Small/Mid Cap Innovation Index, which have a market capitalization of not less than RMB 6 billion , and (c) all the Shenzhen Stock Exchange-listed A Shares which have corresponding H Shares listed on SEHK, except the following: (i) Shenzhen Stock Exchange-listed shares which are not traded in RMB; and (ii) Shenzhen Stock Exchange-listed shares which are under risk alert. The securities eligible to be traded by a Fund through the Stock Connect program are subject to change and any such change may adversely affect the Adviser’s ability to effectively pursue a Fund’s investment strategy.

Ownership of A Shares Risk. A Shares acquired by Hong Kong and foreign investors, including each Fund, through the Stock Connect program are held by HKSCC as the “nominee holder” of such A Shares. A nominee holder is the person who holds securities on behalf of an underlying investor, or “beneficial owner,” who is entitled to the rights and benefits of the SSE or Shenzhen Stock Exchange securities acquired through the Stock Connect program. Applicable PRC rules, regulations and other administration measures and provisions generally provide for the concept of a “nominee holder” and recognize the concept of a “beneficial owner” of securities and the Stock Connect program rules expressly recognize the rights of a beneficial owner (in this case, a Fund). Separately, under applicable Central Clearing and Settlement System (“CCASS”) rules all proprietary interests in respect of A Shares held by HKSCC as nominee holder belong to the relevant CCASS participants or their clients (as the case may be). However, the precise nature and rights of an investor as the beneficial owner of A Shares acquired through the Stock Connect program and held by HKSCC as nominee holder is not well defined under PRC law and it is not yet clear that such rights can be successfully enforced.

Quota Limitations Risk. Although a Fund’s investments through the Stock Connect program, if any, are not subject to individual investment quotas, daily investment quotas apply to all participants in the Stock Connect program. Trading through the Stock Connect program is subject to daily quotas (“Daily Quotas”). The Daily Quotas differ for Hong Kong and foreign investors (including the Funds) trading into Mainland China (“Northbound Trading”) and PRC investors trading into Hong Kong (“Southbound Trading”). The Daily Quotas are applicable to trading activity transacted through the Stock Connect program and are monitored by the SEHK. The Daily Quota limits the maximum net buy value of cross-border trades via Northbound Trading through the Stock Connect program each day, and is set at RMB 52 billion as of the date of this SAI. The Daily Quotas may change throughout the trading day and consequently affect a Fund’s ability to trade through the Stock Connect program at any given time during a trading day.

In particular, once the remaining balance of the Daily Quota applicable to Northbound Trading drops to zero or such Daily Quota is exceeded, new buy orders will be rejected (though investors will be allowed to sell their A Shares regardless of the quota balance). Therefore, quota limitations may restrict or limit a Fund’s ability to invest in A Shares through the Stock Connect program on a timely basis or at all on any given day.

Restriction on Day Trading Risk. Day (turnaround) trading is not permitted through the Stock Connect program. Investors buying A Shares on day T can only sell the shares on and after day T+1 subject to any Stock Connect program rules.

Order Priority Risk. Where a PRC Broker provides Stock Connect program trading services to its clients, proprietary trades of the PRC Broker or its affiliates may be submitted independently and without the traders having information on the status of orders received from clients. There is no guarantee that PRC brokers will observe client order priority (as applicable under relevant laws and regulations). A Fund may be especially vulnerable to this risk during times Northbound Trading through the Stock Connect program appears to be approaching a Daily Quota limit.

Limited Off-Exchange Trading and Transfers Risk. “Non-trade” transfers (i.e., off-exchange trading and transfers) are permitted in only limited circumstances, such as post-trade allocation of A Shares to different funds/sub-funds by fund managers or correction of trade errors.

Additional Clearing, Settlement and Custody Risk. HKSCC and CSDCC will establish the clearing links between the SEHK and the SSE or Shenzhen Stock Exchange and each will become a participant of each other to facilitate clearing and settlement of cross-border trades. For cross-border trades initiated in a market, the clearing house of that market will on one hand clear and settle with its own clearing participants, and on the other hand undertake to fulfill the clearing and settlement obligations of its clearing participants with the counterparty clearing house. Trading via the Stock Connect program is subject to trading, clearance and settlement procedures that are relatively untested in China, which could pose risks to a Fund.

There are risks involved in dealing with the custodians or PRC brokers who hold a Fund’s investments or settle a Fund’s trades. It is possible that, in the event of the insolvency or bankruptcy of a custodian or PRC broker, a Fund would be delayed or prevented from recovering its assets from the custodian or PRC broker, or its estate, and may have only a general unsecured claim against the custodian or PRC broker for those assets. As discussed above, a Fund’s rights and interests in A Shares will be exercised through HKSCC exercising its rights as the nominee holder of the A Shares.

A Fund’s investments through Northbound Trading are currently not covered by the Hong Kong Investor Compensation Fund. As a result, a Fund making such investments is exposed to the risks of default of the PRC broker(s) it engages to facilitate its trading in A Shares.

Risk of CCASS Default and CSDCC Default Risk. Investors should note that A Shares held with PRC brokers or custodians in accounts with CCASS may be vulnerable in the event of a default, bankruptcy or liquidation of CCASS. In such case, there is a risk that a Fund may be deemed to not have proprietary rights to the assets deposited in the account with CCASS, and/or such Fund may become an unsecured creditor, ranking pari passu with all other unsecured creditors, of CCASS.

In the event of any settlement default by HKSCC, and a failure by HKSCC to designate securities or sufficient securities in an amount equal to the default such that there is a shortfall of securities to settle any A Shares trades, CSDCC will deduct the amount of that shortfall from HKSCC’s RMB common stock omnibus account with CSDCC, such that a Fund may share in any such shortfall.

CSDCC has established a risk management framework and measures that are approved and supervised by the CSRC. Should the remote event of CSDCC’s default occur and CSDCC be declared as a defaulter, HKSCC has stated that it will in good faith, seek recovery of the outstanding A Shares and monies from CSDCC through available legal channels or through CSDCC’s liquidation process, if applicable. HKSCC will in turn distribute the A Shares and/or monies recovered to clearing participants on a pro-rata basis as prescribed by the relevant CSDCC authorities. In that event, the applicable Fund may suffer delay in the recovery process or may not be able to fully recover their losses from CSDCC.

Participation in Corporate Actions and Shareholders’ Meetings Risk. Following existing market practice in the PRC, investors engaged in the trading of A Shares through Northbound Trading will not be able to attend meetings by proxy or in person of the SSE or Shenzhen Stock Exchange listed companies in which it may hold shares, nor will a Fund be able to exercise voting rights of the invested companies in the same manner as provided for in the U.S. and other developed markets.

In addition, any corporate action in respect of A Shares will be announced by the relevant issuer through the SSE or Shenzhen Stock Exchange website and certain officially appointed newspapers. SSE or Shenzhen Stock Exchange listed issuers publish corporate documents in Chinese only, and English translations will not be available, which may adversely affect the information available to a Fund.

Additional Operational Risk. The Stock Connect program is premised on the functioning of the operational systems of the relevant market participants. Market participants are able to participate in the Stock Connect program subject to meeting certain information technology capability, risk management and other requirements as may be specified by the relevant exchange and/or clearing house.

Further, the “connectivity” in the Stock Connect program requires routing of orders across the border of Hong Kong and the PRC. This requires the development of new information technology systems on the part of the SEHK and Exchange Participants (i.e., China Stock Connect System). There is no assurance that the systems of the SEHK and market participants will function properly or will continue to be adapted to changes and developments in both markets. In the event that the relevant systems fail to function properly, trading in A Shares through the Stock Connect program could be disrupted. A Fund’s ability to access the A Share market through the Stock Connect program may be adversely affected.

Differences in Trading Day Risk. The Stock Connect program will only operate on days when both the PRC and Hong Kong markets are open for trading and when banks in both markets are open on the corresponding settlement days. So it is possible that there are occasions when it is a normal trading day for the PRC market but investors, including the Funds, cannot carry out any A Shares trading. A Fund may be subject to a risk of price fluctuations in A Shares during the time when the Stock Connect program is not trading as a result.

General PRC-Related Risks

Economic, Political and Social Risks of the PRC. The economy of China, which has been in a state of transition from a planned economy to a more market oriented economy, differs from the economies of most developed countries in many respects, including the level of government involvement, its state of development, its growth rate, control of foreign exchange, protection of intellectual property rights and allocation of resources.

Although the majority of productive assets in China are still owned by the PRC government at various levels, in recent years, the PRC government has implemented economic reform measures emphasizing utilization of market forces in the development of the economy of China and a high level of management autonomy. The economy of China has experienced significant growth in the past several decades, but growth has been uneven both geographically and among various sectors of the economy, and no assurance can be given that such growth will continue. Economic growth has also been accompanied by periods of high inflation. The PRC government has implemented various measures from time to time to control inflation and restrain the rate of economic growth.

There can, however, be no assurance that the PRC government will continue to pursue such economic policies or, if it does, that those policies will continue to be successful. Any such adjustment and modification of those economic policies may have an adverse impact on the securities markets in the PRC as well as the portfolio securities of a Fund. Further, the PRC government may from time to time adopt corrective measures to control the growth of the PRC economy, which may also have an adverse impact on the capital growth and performance of a Fund. Political changes, social instability and adverse diplomatic developments in the PRC could result in the imposition of additional government restrictions, including expropriation of assets, confiscatory taxes, limits on repatriation, or nationalization of some or all of the property held by the underlying issuers of a Fund’s portfolio securities.

PRC Laws and Regulations Risk. The regulatory and legal framework for capital markets and joint stock companies in the PRC may not be as well developed as those of developed countries. PRC laws and regulations affecting securities markets are relatively new and evolving, and because of the limited volume of published cases and judicial interpretation and their non-binding nature, interpretation and enforcement of these regulations involve significant uncertainties. In addition, as the PRC legal system develops, no assurance can be given that changes in such laws and regulations or new laws, regulations or practices relating specifically to the RQFII regime and transactions in other Chinese securities will be promulgated, or that their interpretation or enforcement will not have a material adverse effect on a Fund’s portfolio securities.

Restricted Markets Risk. A Fund’s investments in A Shares may be subject to limitations or restrictions on foreign ownership or holdings imposed by PRC laws and regulations. The capacity of a Fund to make investments in A Shares will be affected by the relevant threshold limits and the activities of all underlying foreign investors. Such legal and regulatory restrictions or limitations may have adverse effects on the liquidity and performance of a Fund’s portfolio holdings as compared to the performance of its underlying Index. This may increase the risk of tracking error and also affect a Fund’s capacity to make investments in A Shares. It is also difficult in practice to monitor the investments of underlying foreign investors, since an investor may make investments through different permitted channels under PRC laws.

A Share Market Suspension Risk. A Shares may only be purchased from, or sold to, a Fund from time to time where the relevant A Shares may be sold or purchased on the SSE or the Shenzhen Stock Exchange, as appropriate. Securities exchanges in the PRC typically have the right to suspend or limit trading in any security traded on the relevant exchange. In particular, trading band limits are imposed by the stock exchanges, whereby trading in any A Shares on the relevant stock exchange may be suspended if the trading price of the security fluctuates beyond the trading band limit. Such a suspension would make any dealing with the existing positions impossible and may impair the liquidity of such positions, impact the ability of a Fund to track its Index, and potentially expose the Fund to losses.

Given that the A Share market is considered volatile and unstable (with the risk of suspension of a particular stock or government intervention), the creation and redemption of Creation Units may also be disrupted. Such suspensions may be widespread and, on some occasions, have affected a majority of listed issuers in China. A participating dealer may not be able to create Creation Units of a Fund if A Shares are not available or not available in sufficient amounts.

A Share Tax Risk. While overseas investors currently are exempt from paying capital gains or value added taxes on income and gains from investments in A Shares, these PRC tax rules could be changed, which could result in unexpected tax liabilities for a Fund. A Fund’s investments in securities, including A Shares, issued by PRC companies may cause the Fund to become subject to withholding and other taxes imposed by the PRC.

If a Fund were considered to be a tax resident of the PRC, it would be subject to PRC corporate income tax at the rate of 25% on its worldwide taxable income. If a Fund were considered to be a non-resident enterprise with a “permanent establishment” in the PRC, it would be subject to PRC corporate income tax of 25% on the profits attributable to the permanent establishment. The Adviser intends to operate each applicable Fund in a manner that will prevent it from being treated as a tax resident of the PRC and from having a permanent establishment in the PRC. It is possible, however, that the PRC could disagree with that conclusion or that changes in PRC tax law could affect the PRC corporate income tax status of a Fund.

The PRC generally imposes withholding income tax at a rate of 10% on dividends, premiums, interest and capital gains originating in the PRC and paid to a company that is not a resident of the PRC for tax purposes and that has no permanent establishment in China. The withholding is in general made by the relevant PRC tax company making such payments. The State Administration of Taxation has confirmed the application to a QFII and RQFII of the withholding income tax on dividends, premiums and interest. In the event the relevant PRC tax resident company fails to withhold the relevant PRC withholding income tax or otherwise fails to pay the relevant withholding income tax to the PRC tax authorities, the appropriate PRC tax authorities may, in their sole discretion, impose tax obligations on a Fund.

The Ministry of Finance of the PRC, the State Administration of Taxation of the PRC and the China Securities Regulatory Commission (collectively, the “PRC Tax Authorities”) issued the “Notice on temporary exemption of Corporate Income Tax on capital gains derived from the transfer of PRC equity investment assets such as PRC domestic stocks by QFII and RQFII” Caishui [2014] No. 79 (“Notice 79”) on November 14, 2014. Notice 79 states that QFIIs and RQFIIs (without an establishment or place of business in the PRC or having an establishment or place in the PRC but the income so derived in the PRC is not effectively connected with such establishment or place) will be temporarily exempt from corporate income tax on gains derived from the trading of PRC equity investments including A Shares effective from November 17, 2014. In addition, the “Notice on the Pilot Program of Shanghai-Hong Kong Stock Connect (“Stock Connect program”) Caishui [2014] No.81 (Notice 81), issued on the same day by the PRC Tax Authorities, states that the capital gain from disposal of A Shares by foreign investors enterprises via the Stock Connect program will be temporarily exempt from withholding income tax. Notice 81 also states that the dividends derived from A Shares by foreign investors enterprises is subject to 10% withholding income tax.

There is no indication of how long the temporary exemption will remain in effect and a Fund may be subject to such withholding income tax in the future. If, in the future, China begins applying tax rules regarding the taxation of income from A Shares investment to QFIIs and RQFIIs or investments through the Stock Connect program and/or begins collecting capital gains taxes on such investments, a Fund could be subject to withholding income tax liability if the Fund determines that such liability cannot be reduced or eliminated by applicable tax treaties. The PRC tax authorities may in the future issue further guidance in this regard and with potential retrospective effect. The negative impact of any such tax liability on a Fund’s return could be substantial.

In light of the uncertainty as to how gains or income that may be derived from a Fund’s investments in the PRC will be taxed, each Fund reserves the right to provide for withholding tax on such gains or income and withhold tax for the account of the Fund.

Any tax provision, if made, will be reflected in the net asset value of a Fund at the time the provision is used to satisfy tax liabilities. If the actual applicable tax levied by the PRC tax authorities is greater than that provided for by the applicable Fund so that there is a shortfall in the tax provision amount, the net asset value of that Fund may suffer, as such Fund will have to bear additional tax liabilities. In this case, then existing and new investors in that Fund will be disadvantaged. If the actual applicable tax levied by the PRC tax authorities is less than that provided for by a Fund so that there is an excess in the tax provision amount, investors who redeemed Shares before the PRC tax authorities’ ruling, decision or guidance may have been disadvantaged, as they would have borne any loss from a Fund’s overprovision. In this case, the then existing and new investors in a Fund may benefit if the difference between the tax provision and the actual taxation liability can be returned to the account of a Fund as assets thereof. Any excess in the tax provision amount shall be treated as property of a Fund, and investors who previously transferred or redeemed their Fund shares will not be entitled or have any right to claim any part of the amount representing the excess.

Stamp duty under the PRC laws generally applies to the execution and receipt of taxable documents, which include contracts for the sale of A Shares traded on PRC stock exchanges. In the case of such contracts, the stamp duty is currently imposed on the seller but not on the purchaser, at the rate of 0.1%. The sale or other transfer by the Adviser of A Shares will accordingly be subject to PRC Stamp Duty, but the Adviser will not be subject to PRC Stamp Duty when it acquires A Shares.

RQFIIs may also potentially be subject to PRC value added tax at the rate of 6% on capital gains derived from trading of A Shares and interest income (if any). Existing guidance provides a temporary value added tax exemption for QFIIs and RQFIIs in respect of their gains derived from the trading of PRC securities. Since there is no indication of how long the temporary exemption will remain in effect, a Fund may be subject to such value added tax in the future. In addition, urban maintenance and construction tax (currently at rates ranging from 1% to 7%), educational surcharge (currently at the rate of 3%) and local educational surcharge (currently at the rate of 2%) (collectively the “surtaxes”) are imposed based on value added tax liabilities, so if the Licensee or a Fund were liable for value added tax it would also be required to pay the applicable surtaxes.

The PRC rules for taxation of RQFIIs, QFIIs and the Stock Connect program are evolving and certain of the tax regulations to be issued by the PRC State Administration of Taxation and/or PRC Ministry of Finance to clarify the subject matter may apply retrospectively, even if such rules are adverse to a Fund and its investors. The applicability of reduced treaty rates of withholding in the case of a RQFII acting for a foreign investor, such as a Fund, is also uncertain. The imposition of such taxes, particularly on a retrospective basis, could have a material adverse effect on a Fund’s returns. Before further guidance is issued and is well established in the administrative practice of the PRC tax authorities, the practices of the PRC tax authorities that collect PRC taxes relevant to a Fund may differ from, or be applied in a manner inconsistent with, the practices with respect to the analogous investments described herein or any further guidance that may be issued. The value of a Fund’s investment in the PRC and the amount of its income and gains could be adversely affected by an increase in tax rates or change in the taxation basis.

The above information is only a general summary of the potential PRC tax consequences that may be imposed on a Fund and its investors either directly or indirectly and should not be taken as a definitive, authoritative or comprehensive statement of the relevant matter. Investors should seek their own tax advice on their tax position with regard to their investment in a Fund.

As described below under “Taxes—Taxation of Fund Investments,” an applicable Fund may elect, for U.S. federal income tax purposes, to treat PRC taxes (including withholding taxes) paid by such Fund as paid by its shareholders. Even if a Fund is qualified to make that election and does so, however, your ability to claim a credit for certain PRC taxes may be limited under general U.S. tax principles and may not extend to taxes that are reserved but not paid.

Should the Chinese government impose restrictions on a Fund’s ability to repatriate funds associated with direct investments in A Shares, such Fund may be unable to satisfy distribution requirements applicable to RICs under the Internal Revenue Code, and that Fund may therefore be subject to Fund-level U.S. federal taxes. In the event such restrictions are imposed, a Fund may borrow funds to the extent necessary to distribute to shareholders income sufficient to maintain its status as a RIC.

The PRC government has implemented a number of tax reform policies in recent years. The current tax laws and regulations may be revised or amended in the future. Any revision or amendment in tax laws and regulations may affect the after-taxation profit of PRC companies and foreign investors in such companies, such as the Funds.

Government Intervention and Restriction Risk. Governments and regulators may intervene in the financial markets, such as by the imposition of trading restrictions, a ban on “naked” short selling or the suspension of short selling for certain stocks. This may affect the operation and market making activities related to a Fund, and may have an unpredictable impact on a Fund. Furthermore, such market interventions may have a negative impact on the market sentiment which may in turn affect the performance of a Fund’s underlying Index and, as a result, the performance of the Fund.

RMB Exchange Controls and Restrictions Risk. It should be noted that the RMB is currently not a freely convertible currency, as it is subject to foreign exchange control policies and repatriation restrictions imposed by the PRC government. There is no assurance that there will always be RMB available in sufficient amounts for a Fund to remain fully invested. Since 1994, the conversion of RMB into U.S. dollars has been based on rates set by the PBOC, which are set daily based on the previous day’s PRC interbank foreign exchange market rate. On July 21, 2005, the PRC government introduced a managed floating exchange rate system to allow the value of RMB to fluctuate within a regulated band based on market supply and demand and by reference to a basket of currencies. In addition, a market maker system was introduced to the interbank spot foreign exchange market. In July 2008, China announced that its exchange rate regime was further transformed into a managed floating mechanism based on market supply and demand. Given the domestic and overseas economic developments, the PBOC decided to further improve the RMB exchange rate regime in June 2010 to enhance the flexibility of the RMB exchange rate. In March 2014, the PBOC decided to take a further step to increase the flexibility of the RMB exchange rate by expanding the daily trading band from +/-1% to +/-2% and may seek to do so again in the future.

However it should be noted that the PRC government’s policies on exchange control and repatriation restrictions are subject to change, and any such change may adversely impact a Fund. There can be no assurance that the RMB exchange rate will not fluctuate widely against the U.S. dollar or any other foreign currency in the future. Foreign exchange transactions under the capital account, including principal payments in respect of foreign currency-denominated obligations, currently continue to be subject to significant foreign exchange controls and require the approval of the SAFE. On the other hand, the existing PRC foreign exchange regulations have significantly reduced government foreign exchange controls for transactions under the current account, including trade and service related foreign exchange transactions and payment of dividends. Nevertheless, the Adviser cannot predict whether the PRC government will continue its existing foreign exchange policy or when the PRC government will allow free conversion of the RMB to foreign currencies.

RMB Trading and Settlement Risk. The trading and settlement of RMB-denominated securities are recent developments in Hong Kong and there is no assurance that problems will not be encountered with the systems or that other logistical problems will not arise.

RQFII Late Settlement Risk. A Fund will be required to remit RMB from Hong Kong to the PRC to settle the purchase of A Shares by that Fund from time to time. In the event such remittance is disrupted, such Fund will not be able to sample its underlying Index by investing in the relevant A Shares, which may lead to increased tracking error.

Future Movements in RMB Exchange Rates Risk. The exchange rate of RMB ceased to be pegged to U.S. dollars on July 21, 2005, resulting in a more flexible RMB exchange rate system. China Foreign Exchange Trading System, authorized by the PBOC, promulgates the central parity rate of RMB against U.S. dollars, Euro, Yen, pound sterling and Hong Kong dollar at 9:15 a.m. on each business day, which will be the daily central parity rate for transactions on the Inter-bank Spot Foreign Exchange Market and OTC transactions of banks. The exchange rate of RMB against the above-mentioned currencies fluctuates within a range above or below such central parity rate. As the exchange rates are based primarily on market forces, the exchange rates for RMB against other currencies, including U.S. dollars and Hong Kong dollars, are susceptible to movements based on external factors. There can be no assurance that such exchange rates will not fluctuate widely against U.S. dollars, Hong Kong dollars or any other foreign currency in the future. From 1994 to July 2005, the exchange rate for RMB against U.S. dollar and the Hong Kong dollar was relatively stable. Since July 2005, the appreciation of RMB has begun to accelerate. Although the PRC government has constantly reiterated its intention to maintain the stability of RMB, it may introduce measures (such as a reduction in the rate of export tax refund) to address the concerns of the PRC’s trading partners. Therefore, the possibility that the appreciation of RMB will be further accelerated cannot be excluded. On the other hand, there can be no assurance that RMB will not be subject to devaluation.

Offshore RMB (“CNH”) Market Risk. The onshore RMB (“CNY”) is the only official currency of the PRC and is used in all financial transactions between individuals, state and corporations in the PRC. Hong Kong is the first jurisdiction to allow accumulation of RMB deposits outside the PRC. Since June 2010, the CNH is traded officially, regulated jointly by the Hong Kong Monetary Authority and the PBOC. While both CNY and CNH represent RMB, they are traded in different and separated markets. The two RMB markets operate independently where the flow between them is highly restricted. Though the CNH is a proxy of the CNY, they do not necessarily have the same exchange rate and their movement may not be in the same direction. This is because these currencies act in separate jurisdictions, which leads to separate supply and demand conditions for each, and therefore separate but related currency markets.

The current size of RMB-denominated financial assets outside the PRC is limited. As of November, 2019, the total amount of RMB (CNH) deposits held by institutions authorized to engage in RMB banking business in Hong Kong amounted to approximately RMB637.8 billion. In addition, participating authorized institutions are also required by the Hong Kong Monetary Authority to maintain a total amount of RMB (in the form of cash and its settlement account balance with a Renminbi clearing bank) of no less than 25% of their RMB deposits, which further limits the availability of RMB that participating authorized institutions can utilize for conversion services for their customers. RMB business participating banks do not have direct RMB liquidity support from PBOC. Only the Renminbi clearing bank has access to onshore liquidity support from PBOC (subject to annual and quarterly quotas imposed by PBOC) to square open positions of participating banks for limited types of transactions, including open positions resulting from conversion services for corporations relating to cross-border trade settlement. The Renminbi clearing bank is not obliged to square for participating banks any open positions resulting from other foreign exchange transactions or conversion services and the participating banks will need to source RMB from the offshore market to square such open positions. Although it is expected that the offshore RMB market will continue to grow in depth and size, its growth is subject to many constraints as a result of PRC laws and regulations on foreign exchange. There is no assurance that new PRC regulations will not be promulgated or the relevant settlement agreements between Hong Kong banks and the People’s Bank of China will not be terminated or amended in the future which will have the effect of restricting availability of RMB offshore.

Disclosure of Interests and Short Swing Profit Rule. A Fund may be subject to shareholder disclosure of interest regulations promulgated by the CSRC. To the extent they are applicable, these regulations currently would require a Fund to make certain public disclosures when the Fund and parties acting in concert with that Fund acquire 5% or more of the issued securities of a listed company (which include A Shares of the listed company). Additional information may be required if a Fund and its concerted parties constitute the largest shareholder or actual controlling shareholder of the listed company. The report must be made to the CSRC, the stock exchange, the invested company, and the CSRC local representative office where the listed company is located. The Fund would also be required to make a public announcement through a media outlet designated by the CSRC. The public announcement must contain the same content as the official report.

If the 5% shareholding threshold is triggered by a Fund and parties acting in concert with that Fund, such Fund would be required to file its report within three days of the date the threshold is reached. During the time limit for filing the report, a trading freeze applies and the Fund would not be permitted to make subsequent trades in the invested company’s securities. Any such trading freeze may undermine a Fund’s performance, if the Fund would otherwise make trades during that period but is prevented from doing so by the regulations.

The relevant PRC regulations presumptively treat all affiliated investors and investors under common control as parties acting in concert. As such, under a conservative interpretation of these regulations, a Fund may be deemed as a “concerted party” of other funds managed by the Adviser or its affiliates and therefore may be subject to the risk that the Fund’s holdings may be required to be reported in the aggregate with the holdings of such other funds should the aggregate holdings trigger the reporting threshold under the PRC law.

Once a Fund and parties acting in concert reach the 5% trading threshold as to any listed company, any subsequent incremental increase or decrease of 5% or more will trigger a further reporting requirement and an additional three-day trading freeze, and also an additional freeze on trading within two days of the Fund’s report and announcement of the incremental change. These trading freezes may undermine a Fund’s performance as described above. Also, SSE requirements currently require a Fund and parties acting in concert, once they have reached the 5% threshold, to disclose whenever their shareholding drops below this threshold (even as a result of trading which is less than the 5% incremental change that would trigger a reporting requirement under the relevant CSRC regulation). Under interim measures adopted in July 2015, 5% holders of the securities of listed companies may be temporarily prohibited from selling such securities for a period of six months.

CSRC regulations also contain additional disclosure (and tender offer) requirements that apply when an investor and parties acting in concert reach certain thresholds in excess of 10%. Subject to the interpretation of PRC courts and PRC regulators, the operation of the PRC short swing profit rule may be applicable to the trading of a Fund with the result that where the holdings of the Fund (possibly with the holdings of other investors deemed as concert parties of such Fund) exceed 5% of the total issued shares of a listed company, the Fund may not reduce its holdings in the company within six months of the last purchase of shares of the company. If a Fund violates the rule, it may be required by the listed company to return any profits realized from such trading to the listed company. In addition, the rule limits the ability of the Fund to repurchase securities of the listed company within six months of such sale. Moreover, under PRC civil procedures, a Fund’s assets may be frozen to the extent of the claims made by the company in question. These risks may greatly impair the performance of the applicable Fund.

CONTINUOUS OFFERING

The method by which Creation Units of Fund Shares are created and traded may raise certain issues under applicable securities laws. Because new Creation Units of Fund Shares are issued and sold by the Trust on an ongoing basis, at any point a “distribution,” as such term is used in the Securities Act, may occur. Broker-dealers and other persons are cautioned that some activities on their part may, depending on the circumstances, result in their being deemed participants in a distribution in a manner which could render them statutory underwriters and subject them to the prospectus delivery and liability provisions of the Securities Act.

For example, a broker-dealer firm or its client may be deemed a statutory underwriter if it takes Creation Units after placing an order with the Distributor, breaks them down into constituent Fund Shares, and sells such Fund Shares directly to customers, or if it chooses to couple the creation of a supply of new Fund Shares with an active selling effort involving solicitation of secondary market demand for Fund Shares. A determination of whether one is an underwriter for purposes of the Securities Act must take into account all the facts and circumstances pertaining to the activities of the broker-dealer or its client in the particular case, and the examples mentioned above should not be considered a complete description of all the activities that could lead to a categorization as an underwriter.

Broker-dealer firms should also note that dealers who are not “underwriters” but are effecting transactions in Fund Shares, whether or not participating in the distribution of Fund Shares, are generally required to deliver a prospectus. This is because the prospectus delivery exemption in Section 4(a)(3) of the Securities Act is not available in respect of such transactions as a result of Section 24(d) of the 1940 Act. Firms that incur a prospectus-delivery obligation with respect to Fund Shares are reminded that under Securities Act Rule 153, a prospectus-delivery obligation under Section 5(b)(2) of the Securities Act owed to an exchange member in connection with a sale on the Exchange is satisfied by the fact that a Fund’s Prospectus is available at the Exchange upon request. The prospectus delivery mechanism provided in Rule 153 is only available with respect to transactions on an exchange.

SSGA or its affiliates (the “Selling Shareholder”) may purchase Creation Units through a broker-dealer to “seed” (in whole or in part) Funds as they are launched, or may purchase shares from broker-dealers or other investors that have previously provided “seed” for Funds when they were launched or otherwise in secondary market transactions, and because the Selling Shareholder may be deemed an affiliate of such Funds, the Fund Shares are being registered to permit the resale of these shares from time to time after purchase. The Funds will not receive any of the proceeds from the resale by the Selling Shareholders of these Fund Shares.

The Selling Shareholder intends to sell all or a portion of the Fund Shares owned by it and offered hereby from time to time directly or through one or more broker-dealers, and may also hedge such positions. The Fund Shares may be sold on any national securities exchange on which the Fund Shares may be listed or quoted at the time of sale, in the over-the-counter market or in transactions other than on these exchanges or systems at fixed prices, at prevailing market prices at the time of the sale, at varying prices determined at the time of sale, or at negotiated prices. These sales may be effected in transactions, which may involve cross or block transactions.

The Selling Shareholder may also loan or pledge Fund Shares to broker-dealers that in turn may sell such Fund Shares, to the extent permitted by applicable law. The Selling Shareholder may also enter into options or other transactions with broker-dealers or other financial institutions or the creation of one or more derivative securities which require the delivery to such broker-dealer or other financial institution of Fund Shares, which Fund Shares such broker-dealer or other financial institution may resell.

The Selling Shareholder and any broker-dealer or agents participating in the distribution of Fund Shares may be deemed to be “underwriters” within the meaning of Section 2(11) of the Securities Act in connection with such sales. In such event, any commissions paid to any such broker-dealer or agent and any profit on the resale of the Fund Shares purchased by them may be deemed to be underwriting commissions or discounts under the Securities Act. The Selling Shareholder who may be deemed an “underwriter” within the meaning of Section 2(11) of the Securities Act will be subject to the applicable prospectus delivery requirements of the Securities Act.

COUNTERPARTY RISK

Counterparty risk with respect to derivatives has been and may continue to be affected by new rules and regulations affecting the derivatives market. Some derivatives transactions are required to be centrally cleared, and a party to a cleared derivatives transaction is subject to the credit risk of the clearing house and the clearing member through which it holds its cleared position, rather than the credit risk of its original counterparty to the derivatives transaction. Credit risk of market participants with respect to derivatives that are centrally cleared is concentrated in a few clearing houses, and it is not clear how an insolvency proceeding of a clearing house would be conducted, what effect the insolvency proceeding would have on any recovery by a Fund, and what impact an insolvency of a clearing house would have on the financial system more generally.

FUTURES AND OPTIONS TRANSACTIONS

There can be no assurance that a liquid secondary market will exist for any particular futures contract or option at any specific time. Thus, it may not be possible to close a futures or options position. In the event of adverse price movements, a Fund would continue to be required to make daily cash payments to maintain its required margin. In such situations, if a Fund has insufficient cash, it may have to sell portfolio securities to meet daily margin requirements at a time when it may be disadvantageous to do so. In addition, a Fund may be required to make delivery of the instruments underlying futures contracts it has sold.

Each Fund will minimize the risk that it will be unable to close out a futures or options contract by only entering into futures and options for which there appears to be a liquid secondary market.

The risk of loss in trading futures contracts or uncovered call options in some strategies (e.g., selling uncovered index futures contracts) is potentially unlimited. The Funds do not plan to use futures and options contracts, when available, in this manner. The risk of a futures position may still be large as traditionally measured due to the low margin deposits required. In many cases, a relatively small price movement in a futures contract may result in immediate and substantial loss or gain to the investor relative to the size of a required margin deposit. A Fund, however, may utilize futures and options contracts in a manner designed to limit its risk exposure to that which is comparable to what it would have incurred through direct investment in securities.

Utilization of futures transactions by a Fund involves the risk of imperfect or even negative correlation to its benchmark Index if the index underlying the futures contracts differs from the benchmark Index or if the futures contracts do not track the benchmark Index as expected. There is also the risk of loss by a Fund of margin deposits in the event of bankruptcy of a broker with whom a Fund has an open position in the futures contract or option.

Certain financial futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day’s settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of contract, no trades may be made on that day at a price beyond that limit. The daily limit governs only price movement during a particular trading day and therefore does not limit potential losses, because the limit may prevent the liquidation of unfavorable positions. Futures contract prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting some futures traders to substantial losses.

LIBOR RISK

On July 27, 2017, the United Kingdom’s Financial Conduct Authority, which regulates LIBOR, announced that it intends to phase out LIBOR by the end of 2021. The replacement or abandonment of, or modification to, LIBOR could have adverse impacts on newly issued financial instruments and existing financial instruments which reference LIBOR. While some instruments may contemplate a scenario where LIBOR is no longer available by providing for an alternative rate setting methodology, not all instruments may have such provisions and there are significant uncertainty regarding the effectiveness of any such alternative methodologies. Abandonment of or modifications to LIBOR could lead to significant short-term and long-term uncertainty and market instability. Instruments in which the Fund invests may pay interest at floating or adjusting rates based on LIBOR or may be subject to interest caps or floors. There remains uncertainty regarding the future utilization of LIBOR and the nature of any replacement rate. The unavailability or replacement of LIBOR may affect the value, liquidity or return on certain Fund investments and may result in costs incurred in connection with closing out positions and entering into new trades. Any pricing adjustments to a Fund’s investments resulting from a substitute reference rate may also adversely affect the Fund’s performance and/or NAV. Such successor or substitute reference rate and any adjustments selected may negatively impact a Fund’s investments, performance or financial condition, and may expose the Fund to additional tax, accounting and regulatory risks, Additionally, if LIBOR ceases to exist, a Fund may need to renegotiate the credit agreements extending beyond 2021 with the Fund’s obligors that utilize LIBOR as a factor in determining the interest rate and certain of the Fund’s existing credit facilities to replace LIBOR with the new standard that is established. Any pricing adjustments to a Fund’s investments resulting from a substitute reference rate may also adversely affect the Fund’s performance and/or NAV. Such successor or substitute reference rate and any adjustments selected may negatively impact a Fund’s investments, performance or financial condition, and may expose the Fund to additional tax, accounting and regulatory risks.

The U.S. Federal Reserve, in conjunction with the Alternative Reference Rates Committee, a steering committee comprised of large U.S. financial institutions, is considering replacing U.S. dollar LIBOR with a new index calculated by short-term repurchase agreements, backed by Treasury securities. Abandonment of or modifications to LIBOR could have adverse impacts on newly issued financial instruments and existing financial instruments which reference LIBOR. While some instruments may contemplate a scenario where LIBOR is no longer available by providing for an alternative rate setting methodology, not all instruments may have such provisions and there are significant uncertainty regarding the effectiveness of any such alternative methodologies.

In 2012, regulators in the United States and the United Kingdom alleged that some of the member banks surveyed by the British Bankers Association engaged in manipulative acts in connection with the calculation of LIBOR. Several financial institutions have reached settlements with the CFTC, the U.S. Department of Justice Fraud Section and the United Kingdom Financial Conduct Authority in connection with investigations by such authorities into submissions made by such financial institutions to the bodies that set LIBOR and other interbank offered rates. Additional investigations remain ongoing with respect to other major banks. Despite increased regulation and other corrective actions since that time, concerns have arisen regarding LIBOR’s viability as a benchmark, due to decreased confidence of the market in LIBOR and lead market participants looking for alternative, non-LIBOR based types of financing, such as fixed rate loans or bonds or floating rate loans based on non-LIBOR indices.

RISKS OF SWAP AGREEMENTS

Swap agreements are subject to the risk that the swap counterparty will default on its obligations. If such a default occurs, a Fund will have contractual remedies pursuant to the agreements related to the transaction, but such remedies may be subject to bankruptcy and insolvency laws which could affect the Fund’s rights as a creditor.

The use of interest-rate and index swaps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio security transactions. The use of a swap requires an understanding not only of the referenced asset, reference rate or index but also of the swap itself, without the benefit of observing the performance of the swap under all possible market conditions. These transactions generally do not involve the delivery of securities or other underlying assets or principal.

The absence of a regulated execution facility or contract market and lack of liquidity for swap transactions has led, in some instances, to difficulties in trading and valuation, especially in the event of market disruptions. Under recently adopted rules and regulations, transactions in some types of swaps are required to be centrally cleared. In a cleared derivatives transaction, a Fund’s counterparty to the transaction is a central derivatives clearing organization, or clearing house, rather than a bank or broker. Because each Fund is not a member of a clearing house, and only members of a clearing house can participate directly in the clearing house, the Fund holds cleared derivatives through accounts at clearing members. In cleared derivatives transactions, a Fund will make payments (including margin payments) to and receive payments from a clearing house through its accounts at clearing members. Clearing members guarantee performance of their clients’ obligations to the clearing house. Centrally cleared derivative arrangements may be less favorable to a Fund than bilateral (non-cleared) arrangements. For example, a Fund may be required to provide greater amounts of margin for cleared derivatives transactions than for bilateral derivatives transactions. Also, in contrast to bilateral derivatives transactions, in some cases following a period of notice to a Fund, a clearing member generally can require termination of existing cleared derivatives transactions at any time or an increase in margin requirements above the margin that the clearing member required at the beginning of a transaction. Clearing houses also have broad rights to increase margin requirements for existing transactions or to terminate transactions at any time. A Fund is subject to risk if it enters into a derivatives transaction that is required to be cleared (or which SSGA expects to be cleared), and no clearing member is willing or able to clear the transaction on the Fund’s behalf. In that case, the transaction might have to be terminated, and the Fund could lose some or all of the benefit of the transaction, including loss of an increase in the value of the transaction and loss of hedging protection. In addition, the documentation governing the relationship between a Fund and clearing members is drafted by the clearing members and generally is less favorable to the Fund than typical bilateral derivatives documentation.

These clearing rules and other new rules and regulations could, among other things, restrict a Fund’s ability to engage in, or increase the cost to the Fund of, derivatives transactions, for example, by making some types of derivatives no longer available to the Fund, increasing margin or capital requirements, or otherwise limiting liquidity or increasing transaction costs. These regulations are new and evolving, so their potential impact on a Fund and the financial system are not yet known.

Because they are two party contracts that may be subject to contractual restrictions on transferability and termination and because they may have terms of greater than seven days, swap agreements may be considered to be illiquid and subject to a Fund’s limitation on investments in illiquid securities. To the extent that a swap is not liquid, it may not be possible to initiate a transaction or liquidate a position at an advantageous time or price, which may result in significant losses. Like most other investments, swap agreements are subject to the risk that the market value of the instrument will change in a way detrimental to a Fund’s interest.

If a Fund uses a swap as a hedge against, or as a substitute for, a portfolio investment, the Fund will be exposed to the risk that the swap will have or will develop imperfect or no correlation with the portfolio investment. This could cause substantial losses for the Fund. While hedging strategies involving swap instruments can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other Fund investments. Many swaps are complex and often valued subjectively.

TAX RISKS

As with any investment, you should consider how your investment in Fund Shares will be taxed. The tax information in the Prospectus and this SAI is provided as general information. You should consult your own tax professional about the tax consequences of an investment in Fund Shares.

Unless your investment in Fund Shares is made through a tax-exempt entity or tax-advantaged retirement account, such as an individual retirement account, you need to be aware of the possible tax consequences when a Fund makes distributions or you sell Fund Shares.

INVESTMENT RESTRICTIONS

The Trust has adopted the following investment restrictions as fundamental policies with respect to each Fund. These restrictions cannot be changed without the approval of the holders of a majority of a Fund’s outstanding voting securities. For purposes of the 1940 Act, a majority of the outstanding voting securities of a Fund means the vote, at an annual or a special meeting of the security holders of the Trust, of the lesser of (1) 67% or more of the voting securities of the Fund present at such meeting, if the holders of more than 50% of the outstanding voting securities of the Fund are present or represented by proxy, or (2) more than 50% of the outstanding voting securities of the Fund. Except with the approval of a majority of the outstanding voting securities, each Fund may not:

1. Concentrate its investments in securities of issuers in the same industry, except as may be necessary to approximate the composition of the Fund’s underlying Index;1

[1]	The SEC Staff considers concentration to involve more than 25% of a fund’s assets to be invested in an industry or group of industries.

2. Make loans to another person except as permitted by the 1940 Act or other governing statute, by the Rules thereunder, or by the SEC or other regulatory agency with authority over the Fund;

3. Issue senior securities or borrow money, except as permitted by the 1940 Act or other governing statute, by the Rules thereunder, or by the SEC or other regulatory agency with authority over the Fund;

4. Invest directly in real estate unless the real estate is acquired as a result of ownership of securities or other instruments. This restriction shall not preclude the Fund from investing in companies that deal in real estate or in instruments that are backed or secured by real estate;

5. Act as an underwriter of another issuer’s securities, except to the extent the Fund may be deemed to be an underwriter within the meaning of the Securities Act in connection with the Fund’s purchase and sale of portfolio securities; or

6. Invest in commodities except as permitted by the 1940 Act or other governing statute, by the Rules thereunder, or by the SEC or other regulatory agency with authority over the Fund.

In addition to the investment restrictions adopted as fundamental policies as set forth above, each Fund observes the following restrictions, which may be changed by the Board without a shareholder vote. Each Fund will not:

1. Invest in the securities of a company for the purpose of exercising management or control, provided that the Trust may vote the investment securities owned by the Fund in accordance with its views; or

2. Under normal circumstances:

a. with respect to the SPDR Portfolio Europe ETF and SPDR EURO STOXX 50 ETF, invest less than 80% of its total assets in component securities that comprise its relevant benchmark Index;

b. with respect to the Funds (except the SPDR Portfolio Europe ETF and SPDR EURO STOXX 50 ETF), invest less than 80% of its total assets in component securities that comprise its relevant benchmark Index (which may include indirect investments through the respective Underlying Fund, if any) and in depositary receipts (including ADRs or GDRs) based on the securities in its Index;

c. with respect to the SPDR S&P Emerging Asia Pacific ETF invest less than 80% of its net assets (plus the amount of borrowings for investment purposes) in securities of Asian Pacific companies. Prior to any change in the Fund’s 80% investment policy, the Fund will provide shareholders with 60 days’ written notice;

d. with respect to the SPDR S&P China ETF, invest less than 80% of its net assets (plus the amount of borrowings for investment purposes) in securities of Chinese companies. Prior to any change in the Fund’s 80% investment policy, the Fund will provide shareholders with 60 days’ written notice;

e. with respect to the SPDR S&P International Small Cap ETF and the SPDR S&P Emerging Markets Small Cap ETF, invest less than 80% of its net assets (plus the amount of borrowings for investment purposes) in securities of small capitalization companies. Prior to any change in each Fund’s 80% investment policy, the Fund will provide shareholders with 60 days’ written notice;

f. with respect to the SPDR Dow Jones International Real Estate ETF and the SPDR Dow Jones Global Real Estate ETF, invest less than 80% of its net assets (plus the amount of borrowings for investment purposes) in securities of real estate companies. Prior to any change in each Fund’s 80% investment policy, the Fund will provide shareholders with 60 days’ written notice;

g. with respect to the SPDR S&P Global Infrastructure ETF, invest less than 80% of its net assets (plus the amount of borrowings for investment purposes) in securities of companies in the infrastructure industry. Prior to any change in the Fund’s 80% investment policy, the Fund will provide shareholders with 60 days’ written notice;

h. with respect to the SPDR S&P Global Natural Resources ETF, invest less than 80% of its net assets (plus the amount of borrowings for investment purposes) in securities of natural resources and commodities companies. Prior to any change in the Fund’s 80% investment policy, the Fund will provide shareholders with 60 days’ written notice;

i. with respect to the SPDR EURO STOXX Small Cap ETF, invest less than 80% of its net assets (plus the amount of borrowings for investment purposes) in securities of small capitalization European companies. Prior to any change in the Fund’s 80% investment policy, the Fund will provide shareholders with 60 days’ written notice;

j. with respect to the SPDR MSCI EAFE StrategicFactors ETF, invest less than 80% of its net assets (plus the amount of borrowings for investment purposes) in securities of European, Australasian and/or Far Eastern companies. Prior to any change in the Fund’s 80% investment policy, the Fund will provide shareholders with 60 days’ written notice;

k. with respect to the SPDR Solactive Canada ETF, invest less than 80% of its net assets (plus the amount of borrowings for investment purposes) in securities of Canadian companies. Prior to any change in the Fund’s 80% investment policy, the Fund will provide shareholders with 60 days’ written notice;

l. with respect to the SPDR Solactive Germany ETF, invest less than 80% of its net assets (plus the amount of borrowings for investment purposes) in securities of German companies. Prior to any change in the Fund’s 80% investment policy, the Fund will provide shareholders with 60 days’ written notice;

m. with respect to the SPDR Solactive Japan ETF, invest less than 80% of its net assets (plus the amount of borrowings for investment purposes) in securities of Japanese companies. Prior to any change in the Fund’s 80% investment policy, the Fund will provide shareholders with 60 days’ written notice;

n. with respect to the SPDR Solactive United Kingdom ETF, invest less than 80% of its net assets (plus the amount of borrowings for investment purposes) in securities of British companies. Prior to any change in the Fund’s 80% investment policy, the Fund will provide shareholders with 60 days’ written notice;

o. with respect to the SPDR Solactive Hong Kong ETF, invest less than 80% of its net assets (plus the amount of borrowings for investment purposes) in securities of Hong Kongese companies. Prior to any change in the Fund’s 80% investment policy, the Fund will provide shareholders with 60 days’ written notice;

p. with respect to the SPDR S&P North American Natural Resources ETF, invest less than 80% of its net assets (plus the amount of borrowings for investment purposes) in securities of North American natural resources and commodities companies. Prior to any change in the Fund’s 80% investment policy, the Fund will provide shareholders with 60 days’ written notice;

q. with respect to the SPDR MSCI EAFE Fossil Fuel Reserves Free ETF and the SPDR MSCI Emerging Markets Fossil Fuel Reserves Free ETF, invest less than 80% of its net assets, plus the amount of borrowings for investment purposes, in securities of companies that do not own fossil fuel reserves. Prior to any change in each Fund’s 80% investment policy, the Fund will provide shareholders with 60 days’ written notice.

In addition, with respect to SPDR MSCI ACWI ex-US ETF and SPDR Portfolio Emerging Markets ETF, each Fund will neither invest in securitized instruments (including asset-backed securities, mortgage-backed securities, or asset-backed commercial paper) nor sweep excess cash into any non-governmental money market fund.

The Funds define the foregoing terms in accordance with the definition of such terms per the applicable Index. If a percentage limitation is adhered to at the time of investment or contract, a later increase or decrease in percentage resulting from any change in value or total or net assets will not result in a violation of such restriction, except that the percentage limitations with respect to the borrowing of money will be observed continuously. With respect to the limitation on borrowing, in the event that a subsequent change in net assets or other circumstances cause a Fund to exceed its limitation, the Fund will take steps to bring the aggregate amount of borrowing back within the limitations within three days thereafter (not including Sundays and holidays).

The 1940 Act currently permits each Fund to loan up to 33 1/3% of its total assets. With respect to borrowing, the 1940 Act presently allows each Fund to: (1) borrow from any bank (including pledging, mortgaging or hypothecating assets) in an amount up to 33 1/3% of its total assets, (2) borrow money for temporary purposes in an amount not exceeding 5% of the value of the Fund’s total assets at the time of the loan, and (3) enter into reverse repurchase agreements. However, under normal circumstances any borrowings by a Fund will not exceed 10% of the Fund’s total assets. The 1940 Act generally prohibits funds from issuing senior securities, although it does not treat certain transactions as senior securities, such as certain borrowings, short sales, reverse repurchase agreements, firm commitment agreements and standby commitments, with appropriate earmarking or segregation of assets to cover such obligation.

With respect to investments in commodities, the 1940 Act presently permits the Funds to invest in commodities in accordance with investment policies contained in its prospectus and SAI. Any such investment shall also comply with the CEA and the rules and regulations thereunder. The 1940 Act does not directly restrict an investment company’s ability to invest in real estate, but does require that every investment company have the fundamental investment policy governing such investments. The Funds will not purchase or sell real estate, except that a Fund may invest in companies that deal in real estate (including REITs) or in instruments that are backed or secured by real estate.

EXCHANGE LISTING AND TRADING

A discussion of exchange listing and trading matters associated with an investment in a Fund is contained in the Prospectus under “PURCHASE AND SALE INFORMATION” and “ADDITIONAL PURCHASE AND SALE INFORMATION.” The discussion below supplements, and should be read in conjunction with, such sections of the Prospectus.

The Shares of each Fund are approved for listing and trading on the Exchange, subject to notice of issuance. Shares trade on the Exchange at prices that may differ to some degree from their net asset value. There can be no assurance that the requirements of the Exchange necessary to maintain the listing of Shares of a Fund will continue to be met.

The Exchange may consider the suspension of trading in, and may initiate delisting proceedings of, the Shares of a Fund under any of the following circumstances: (i) if any of the continued listing requirements set forth in the Exchange rules are not continuously maintained; (ii) if the Exchange files separate proposals under Section 19(b) of the Securities Exchange Act of 1934, as amended, and any of the statements or representations regarding (a) the description of the Index, portfolio, or reference asset; (b) limitations on the Index or the Fund’s portfolio holdings or reference assets; or (c) the applicability of the Exchange listing rules specified in such proposals are not continuously maintained; (iii) if following the initial 12-month period beginning at the commencement of trading of the Fund, there are fewer than 50 record or beneficial owners of the Shares of the Fund; (iv) if the value of the Fund’s underlying index or portfolio of securities on which the Fund is based is no longer calculated or available; or (v) such other event shall occur or condition shall exist that, in the opinion of the Exchange, makes further dealings on the Exchange inadvisable. If the Intraday Indicative Value of a Fund is not being disseminated as required by Exchange rules, the Exchange may halt trading during the day in which such interruption occurs. If the interruption persists past the trading day in which it occurred, the Exchange will halt trading in the Fund Shares. The Exchange will remove the Shares from listing and trading upon termination of a Fund. The Trust reserves the right to adjust the Fund Share price of a Fund in the future to maintain convenient trading ranges for investors. Any adjustments would be accomplished through stock splits or reverse stock splits, which would have no effect on the net assets of a Fund.

The Trust reserves the right to adjust the Share price of a Fund in the future to maintain convenient trading ranges for investors. Any adjustments would be accomplished through stock splits or reverse stock splits, which would have no effect on the net assets of the Fund or an investor’s equity interest in the Fund.

As in the case of other publicly traded securities, brokers’ commissions on transactions will be based on negotiated commission rates at customary levels.

The base and trading currencies of each Fund is the U.S. dollar. The base currency is the currency in which a Fund’s net asset value per Share is calculated and the trading currency is the currency in which Shares of a Fund are listed and traded on the Exchange.

MANAGEMENT OF THE TRUST

The following information supplements and should be read in conjunction with the section in the Prospectus entitled “MANAGEMENT.”

Board Responsibilities. The management and affairs of the Trust and its series, including the Funds described in this SAI, are overseen by the Trustees. The Board has approved contracts, as described in this SAI, under which certain companies provide essential management services to the Trust.

Like most mutual funds, the day-to-day business of the Trust, including the management of risk, is performed by third party service providers, such as the Adviser, Distributor, Administrator and Sub-Administrator. The Trustees are responsible for overseeing the Trust’s service providers and, thus, have oversight responsibility with respect to risk management performed by those service providers. Risk management seeks to identify and address risks, i.e., events or circumstances that could have material adverse effects on the business, operations, shareholder services, investment performance or reputation of the Funds. The Funds and their service providers employ a variety of processes, procedures and controls to identify various of those possible events or circumstances, to lessen the probability of their occurrence and/or to mitigate the effects of such events or circumstances if they do occur. Each service provider is responsible for one or more discrete aspects of the Trust’s business (e.g., the Adviser is responsible for the day-to-day management of a Fund’s portfolio investments) and, consequently, for managing the risks associated with that business. The Board has emphasized to the Funds’ service providers the importance of maintaining vigorous risk management.

The Trustees’ role in risk oversight begins before the inception of a Fund, at which time the Fund’s Adviser presents the Board with information concerning the investment objectives, strategies and risks of the Fund, as well as proposed investment limitations for the Fund. Additionally, the Fund’s Adviser provides the Board with an overview of, among other things, their investment philosophies, brokerage practices and compliance infrastructures. Thereafter, the Board continues its oversight function as various personnel, including the Trust’s Chief Compliance Officer, as well as personnel of the Adviser and other service providers, such as the Fund’s independent accountants, make periodic reports to the Audit Committee or to the Board with respect to various aspects of risk management. The Board and the Audit Committee oversee efforts by management and service providers to manage risks to which a Fund may be exposed.

The Board is responsible for overseeing the nature, extent and quality of the services provided to the Funds by the Adviser and receives information about those services at its regular meetings. In addition, on an annual basis, in connection with its consideration of whether to renew the Investment Advisory Agreement with the Adviser, the Board meets with the Adviser to review such services. Among other things, the Board regularly considers the Adviser’s adherence to each Fund’s investment restrictions and compliance with various Fund policies and procedures and with applicable securities regulations. The Board also reviews information about each Fund’s investments.

The Trust’s Chief Compliance Officer reports regularly to the Board to review and discuss compliance issues. At least annually, the Trust’s Chief Compliance Officer provides the Board with a report reviewing the adequacy and effectiveness of the Trust’s policies and procedures and those of its service providers, including the Adviser and any sub-adviser. The report addresses the operation of the policies and procedures of the Trust and each service provider since the date of the last report; any material changes to the policies and procedures since the date of the last report; any recommendations for material changes to the policies and procedures; and any material compliance matters since the date of the last report.

The Board receives reports from the Funds’ service providers regarding operational risks and risks related to the valuation and liquidity of portfolio securities. Regular reports are made to the Board concerning investments for which market quotations are not readily available. Annually, the independent registered public accounting firm reviews with the Audit Committee its audit of each Fund’s financial statements, focusing on major areas of risk encountered by the Funds and noting any significant deficiencies or material weaknesses in the Funds’ internal controls. Additionally, in connection with its oversight function, the Board oversees Fund management’s implementation of disclosure controls and procedures, which are designed to ensure that information required to be disclosed by the Trust in its periodic reports with the SEC are recorded, processed, summarized, and reported within the required time periods. The Board also oversees the Trust’s internal controls over financial reporting, which comprise policies and procedures designed to provide reasonable assurance regarding the reliability of the Trust’s financial reporting and the preparation of the Trust’s financial statements.

From their review of these reports and discussions with the Adviser, the Chief Compliance Officer, the independent registered public accounting firm and other service providers, the Board and the Audit Committee learn in detail about the material risks of the Funds, thereby facilitating a dialogue about how management and service providers identify and mitigate those risks.

The Board recognizes that not all risks that may affect a Fund can be identified and/or quantified, that it may not be practical or cost-effective to eliminate or mitigate certain risks, that it may be necessary to bear certain risks (such as investment-related risks) to achieve a Fund’s goals, and that the processes, procedures and controls employed to address certain risks may be limited in their effectiveness. Moreover, reports received by the Trustees as to risk management matters are typically summaries of the relevant information. Most of the Funds’ investment management and business affairs are carried out by or through the Fund’s Adviser and other service providers, each of which has an independent interest in risk management but whose policies and the methods by which one or more risk management functions are carried out may differ from the Funds’ and each other’s in the setting of priorities, the resources available or the effectiveness of relevant controls. As a result of the foregoing and other factors, the Board’s ability to monitor and manage risk, as a practical matter, is subject to limitations.

Trustees and Officers. There are seven members of the Board of Trustees, six of whom are not interested persons of the Trust, as that term is defined in the 1940 Act (“Independent Trustees”). Frank Nesvet, an Independent Trustee, serves as Chairman of the Board. The Board has determined its leadership structure is appropriate given the specific characteristics and circumstances of the Trust. The Board made this determination in consideration of, among other things, the fact that the Independent Trustees constitute a super-majority (greater than 75%) of the Board, the fact that the chairperson of each Committee of the Board is an Independent Trustee, the amount of assets under management in the Trust, and the number of funds (and classes of shares) overseen by the Board. The Board also believes that its leadership structure facilitates the orderly and efficient flow of information to the Independent Trustees from fund management.

The Board of Trustees has two standing committees: the Audit Committee and Trustee Committee. The Audit Committee and Trustee Committee are each chaired by an Independent Trustee and composed of all of the Independent Trustees.

Set forth below are the names, year of birth, position with the Trust, length of term of office, and the principal occupations during the last five years and other directorships held of each of the persons currently serving as a Trustee or Officer of the Trust.

TRUSTEES

NAME, ADDRESS AND YEAR OF BIRTH	POSITION(S) WITH FUNDS	TERM OF OFFICE AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE†	OTHER DIRECTORSHIPS HELD BY TRUSTEE DURING THE PAST 5 YEARS
INDEPENDENT TRUSTEES

FRANK NESVET c/o SPDR Index Shares Funds One Iron Street Boston, MA 02210 1943	Independent Trustee, Chairman, Trustee Committee Chair	Term: Unlimited Served: since September 2000	Retired.	125	None.

BONNY EUGENIA BOATMAN c/o SPDR Index Shares Funds One Iron Street Boston, MA 02210 1950	Independent Trustee	Term: Unlimited Served: since April 2010	Retired.	125	None.

DWIGHT D. CHURCHILL c/o SPDR Index Shares Funds One Iron Street Boston, MA 02210 1953	Independent Trustee	Term: Unlimited Served: since April 2010	Self-employed consultant since 2010; CEO and President, CFA Institute (June 2014 - January 2015).	125	Affiliated Managers Group, Inc. (Director).

CARL G. VERBONCOEUR c/o SPDR Index Shares Funds One Iron Street Boston, MA 02210 1952	Independent Trustee, Audit Committee Chair	Term: Unlimited Served: since April 2010	Self-employed consultant since 2009.	125	The Motley Fool Funds Trust (Trustee).

NAME, ADDRESS AND YEAR OF BIRTH	POSITION(S) WITH FUNDS	TERM OF OFFICE AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE†	OTHER DIRECTORSHIPS HELD BY TRUSTEE DURING THE PAST 5 YEARS
CLARE S. RICHER c/o SPDR Index Shares Funds One Iron Street Boston, MA 02210 1958	Independent Trustee	Term: Unlimited Served: since July 2018	Retired. Chief Financial Officer, Putnam Investments LLC (December 2008 - May 2017).	125	Bain Capital Specialty Finance (Director); Putnam Acquisition Financing Inc. (Director); Putnam Acquisition Financing LLC (Director); Putnam GP Inc. (Director); Putnam Investor Services, Inc. (Director); Putnam Investments Limited (Director); University of Notre Dame (Trustee).

NAME, ADDRESS AND YEAR OF BIRTH	POSITION(S) WITH FUNDS	TERM OF OFFICE AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE†	OTHER DIRECTORSHIPS HELD BY TRUSTEE DURING THE PAST 5 YEARS
SANDRA G. SPONEM c/o SPDR Index Shares Funds One Iron Street Boston, MA 02210 1958	Independent Trustee	Term: Unlimited Served: since July 2018	Retired. Chief Financial Officer, M.A. Mortenson Companies, Inc. (February 2007 - April 2017).	125	Rydex Series Funds (Trustee); Rydex Dynamic Funds (Trustee); Rydex Variable Trust (Trustee); Guggenheim Funds Trust (Trustee); Guggenheim Variable Funds Trust (Trustee); Guggenheim Strategy Funds Trust (Trustee); Transparent Value Trust (Trustee); Fiduciary/ Claymore Energy Infrastructure Fund (Trustee); Guggenheim Taxable Municipal Managed Duration Trust (Trustee); Guggenheim Strategic Opportunities Fund (Trustee); Guggenheim Enhanced Equity Income Fund (Trustee); Guggenheim Credit Allocation Fund (Trustee); Guggenheim Energy & Income Fund (Trustee).

NAME, ADDRESS AND YEAR OF BIRTH	POSITION(S) WITH FUNDS	TERM OF OFFICE AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE†	OTHER DIRECTORSHIPS HELD BY TRUSTEE DURING THE PAST 5 YEARS
INTERESTED TRUSTEE

JAMES E. ROSS* SSGA Funds Management, Inc. One Iron Street Boston, MA 02210 1965	Interested Trustee	Term: Unlimited Served as Trustee: since April 2010	Chairman and Director, SSGA Funds Management, Inc. (2005 - present); Executive Vice President, State Street Global Advisors (2012 - present); Chief Executive Officer and Director, State Street Global Advisors Funds Distributors, LLC (May 2017 - present); Director, State Street Global Markets, LLC (2013 - April 2017); President, SSGA Funds Management, Inc. (2005 - 2012); Principal, State Street Global Advisors (2000 - 2005).	186	SSGA SPDR ETFs Europe I plc (Director) (November 2016 - present); SSGA SPDR ETFs Europe II plc (Director) (November 2016 - present).

†

For the purpose of determining the number of portfolios overseen by the Trustees, “Fund Complex” comprises registered investment companies for which SSGA Funds Management, Inc. serves as investment adviser.

*

Mr. Ross is an Interested Trustee because of his employment with the Adviser and ownership interest in an affiliate of the Adviser. Mr. Ross previously served as an Interested Trustee from November 2005 to December 2009.

OFFICERS

NAME, ADDRESS AND YEAR OF BIRTH	POSITION(S) WITH FUNDS	TERM OF OFFICE AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING THE PAST 5 YEARS
ELLEN M. NEEDHAM SSGA Funds Management, Inc. One Iron Street Boston, MA 02210 1967	President	Term: Unlimited Served: since October 2012	President and Director, SSGA Funds Management, Inc. (2001 - present)*; Senior Managing Director, State Street Global Advisors (1992 - present)*; Director, State Street Global Advisors Funds Distributors, LLC (May 2017 - present).

BRUCE S. ROSENBERG SSGA Funds Management, Inc. One Iron Street Boston, MA 02210 1961	Treasurer	Term: Unlimited Served: since February 2016	Managing Director, State Street Global Advisors and SSGA Funds Management, Inc. (July 2015 - present); Director, Credit Suisse (April 2008 - July 2015).

ANN M. CARPENTER SSGA Funds Management, Inc. One Iron Street Boston, MA 02210 1966	Vice President; Deputy Treasurer	Term: Unlimited Served: since August 2012 (with respect to Vice President); Unlimited Served: since February 2016 (with respect to Deputy Treasurer)	Chief Operating Officer, SSGA Funds Management, Inc. (2005 - present)*; Managing Director, State Street Global Advisors (April 2005 - present).*

MICHAEL P. RILEY SSGA Funds Management, Inc. One Iron Street Boston, MA 02210 1969	Vice President	Term: Unlimited Served: since February 2005	Managing Director, State Street Global Advisors (2005 - present).*

SEAN O’MALLEY SSGA Funds Management, Inc. One Iron Street Boston, MA 02210 1969	Chief Legal Officer	Term: Unlimited Served: since August 2019	Senior Vice President and Deputy General Counsel, State Street Global Advisors (November 2013 - present).

ANDREW DELORME SSGA Funds Management, Inc. One Iron Street Boston, MA 02210 1975	Secretary	Term: Unlimited Served: since August 2019	Vice President and Senior Counsel, State Street Global Advisors (April 2016 - present); Vice President and Counsel, State Street Global Advisors (August 2014 - March 2016).

NAME, ADDRESS AND YEAR OF BIRTH	POSITION(S) WITH FUNDS	TERM OF OFFICE AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING THE PAST 5 YEARS
KEVIN MORRIS SSGA Funds Management, Inc. One Iron Street Boston, MA 02210 1982	Assistant Secretary	Term: Unlimited Served: since August 2019	Vice President and Senior Counsel, State Street Global Advisors (April 2019 - present); Vice President and Counsel, State Street Global Advisors (January 2016 - April 2019); Director, Asset Management Compliance, Fidelity Investments (June 2015 - January 2016); Senior Compliance Advisor, Asset Management Compliance, Fidelity Investments (June 2012 - June 2015).

DAVID URMAN SSGA Funds Management, Inc. One Iron Street Boston, MA 02210 1985	Assistant Secretary	Term: Unlimited Served: since August 2019	Vice President and Senior Counsel, State Street Global Advisors (April 2019 - present); Vice President and Counsel, State Street Global Advisors (August 2015 - April 2019); Associate, Ropes & Gray LLP (November 2012 - August 2015).

CHAD C. HALLETT SSGA Funds Management, Inc. One Iron Street Boston, MA 02210 1969	Deputy Treasurer	Term: Unlimited Served: since February 2016	Vice President, State Street Global Advisors and SSGA Funds Management, Inc. (November 2014 - present); Vice President, State Street Bank and Trust Company (2001 - November 2014).*

DARLENE ANDERSON-VASQUEZ SSGA Funds Management, Inc. One Iron Street Boston, MA 02210 1968	Deputy Treasurer	Term: Unlimited Served: since November 2016	Managing Director, State Street Global Advisors and SSGA Funds Management, Inc. (May 2016 - present); Senior Vice President, John Hancock Investments (September 2007 - May 2016).

ARTHUR A. JENSEN SSGA Funds Management, Inc. 1600 Summer Street Stamford, CT 06905 1966	Deputy Treasurer	Term: Unlimited Served: since August 2017	Vice President, State Street Global Advisors and SSGA Funds Management, Inc. (July 2016 – present); Deputy Treasurer of Elfun Funds (July 2016 – present); Treasurer of State Street Institutional Funds, State Street Variable Insurance Series Funds, Inc. and GE Retirement Savings Plan Funds (June 2011 – present); Treasurer of Elfun Funds (June 2011 - July 2016); Mutual Funds Controller of GE Asset Management Incorporated (April 2011 - July 2016).

SUJATA UPRETI SSGA Funds Management, Inc. One Iron Street Boston, MA 02210 1974	Assistant Treasurer	Term: Unlimited Served: since February 2016	Vice President, State Street Global Advisors and SSGA Funds Management, Inc. (May 2015 - present); Assistant Director, Cambridge Associates, LLC (July 2014 - January 2015); Vice President, Bank of New York Mellon (July 2012 - August 2013); Manager, PricewaterhouseCoopers, LLP (September 2003 - July 2012).

NAME, ADDRESS AND YEAR OF BIRTH	POSITION(S) WITH FUNDS	TERM OF OFFICE AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING THE PAST 5 YEARS
DANIEL FOLEY SSGA Funds Management, Inc. One Iron Street Boston, MA 02210 1972	Assistant Treasurer	Term: Unlimited Served: since February 2016	Vice President, State Street Global Advisors and SSGA Funds Management, Inc. (April 2007 - present).*

DANIEL G. PLOURDE SSGA Funds Management, Inc. One Iron Street Boston, MA 02210 1980	Assistant Treasurer	Term: Unlimited Served: since May 2017	Vice President, State Street Global Advisors and SSGA Funds Management, Inc. (May 2015 - present); Officer, State Street Bank and Trust Company (March 2009 - May 2015).

BRIAN HARRIS SSGA Funds Management, Inc. One Iron Street Boston, MA 02210 1973	Chief Compliance Officer; Anti-Money Laundering Officer; Code of Ethics Compliance Officer	Term: Unlimited Served: since November 2013	Managing Director, State Street Global Advisors and SSGA Funds Management, Inc. (June 2013 - present)*; Senior Vice President and Global Head of Investment Compliance, BofA Global Capital Management (September 2010 - May 2013).

*	Served in various capacities and/or with various affiliated entities during noted time period.

Individual Trustee Qualifications

The Board has concluded that each of the Trustees should serve on the Board because of his or her ability to review and understand information about the Funds provided to him or her by management, to identify and request other information he or she may deem relevant to the performance of his or her duties, to question management and other service providers regarding material factors bearing on the management and administration of the Funds, and to exercise his or her business judgment in a manner that serves the best interests of each Fund’s shareholders. The Board has concluded that each of the Trustees should serve as a Trustee based on his or her own experience, qualifications, attributes and skills as described below.

The Board has concluded that Mr. Nesvet should serve as Trustee because of the experience he has gained serving as the Chief Executive Officer of a financial services consulting company, serving on the boards of other investment companies, and serving as chief financial officer of a major financial services company; his knowledge of the financial services industry, and the experience he has gained serving as Trustee of the Trust since 2000.

The Board has concluded that Ms. Boatman should serve as Trustee because of the experience she gained serving as Managing Director of the primary investment division of one of the nation’s leading financial institutions and her knowledge of the financial services industry. Ms. Boatman was elected to serve as Trustee of the Trust in April 2010.

The Board has concluded that Mr. Churchill should serve as Trustee because of the experience he gained serving as the Head of the Fixed Income Division of one of the nation’s leading mutual fund companies and provider of financial services and his knowledge of the financial services industry. Mr. Churchill was elected to serve as Trustee of the Trust in April 2010.

The Board has concluded that Mr. Verboncoeur should serve as Trustee because of the experience he gained serving as the Chief Executive Officer of a large financial services and investment management company, his knowledge of the financial services industry and his experience serving on the boards of other investment companies. Mr. Verboncoeur was elected to serve as Trustee of the Trust in April 2010.

The Board has concluded that Ms. Richer should serve as Trustee because of the experience she gained serving as the Chief Financial Officer of a large financial services and investment management company, her knowledge of the financial services industry and her experience serving on the board of a major educational institution. Ms. Richer was appointed to serve as Trustee of the Trust in July 2018.

The Board has concluded that Ms. Sponem should serve as Trustee because of the experience she gained serving as the Chief Financial Officer of a large financial services company, her knowledge of the financial services industry and her experience serving on the boards of other investment companies. Ms. Sponem was appointed to serve as Trustee of the Trust in July 2018.

The Board has concluded that Mr. Ross should serve as Trustee because of the experience he has gained in his various roles with the Adviser, his knowledge of the financial services industry, and the experience he has gained serving as Trustee of the Trust since 2005 (Mr. Ross did not serve as Trustee from December 2009 until April 2010).

In its periodic assessment of the effectiveness of the Board, the Board considers the complementary individual skills and experience of the individual Trustees primarily in the broader context of the Board’s overall composition so that the Board, as a body, possesses the appropriate (and appropriately diverse) skills and experience to oversee the business of the Funds.

REMUNERATION OF THE TRUSTEES AND OFFICERS

No officer, director or employee of the Adviser, its parent or subsidiaries receives any compensation from the Trust for serving as an officer or Trustee of the Trust. The Trust, SSGA Active Trust and SPDR Series Trust (together with the Trust, the “Trusts”) pay, in the aggregate, each Independent Trustee an annual fee of $245,000 plus $10,000 per in-person meeting attended and $1,250 for each telephonic or video conference meeting attended. The Chairman of the Board receives an additional annual fee of $60,000 and the Chairman of the Audit Committee receives an additional annual fee of $30,000. The Trust also reimburses each Independent Trustee for travel and other out-of-pocket expenses incurred by him/her in connection with attending such meetings and in connection with attending industry seminars and meetings. Trustee fees are allocated between the Trusts and each of their respective series in such a manner as deemed equitable, taking into consideration the relative net assets of the series.

The table below shows the compensation that the Independent Trustees received during the Trust’s fiscal year ended September 30, 2019.

NAME OF INDEPENDENT TRUSTEE	AGGREGATE COMPENSATION FROM THE TRUST	PENSION OR RETIREMENT BENEFITS ACCRUED AS PART OF TRUST EXPENSES	ESTIMATED ANNUAL BENEFITS UPON RETIREMENT	TOTAL COMPENSATION FROM THE TRUST AND FUND COMPLEX PAID TO TRUSTEES(1)
Frank Nesvet	$55,274	N/A	N/A	$366,250
Bonny Boatman	$46,227	N/A	N/A	$306,250
Dwight Churchill	$46,227	N/A	N/A	$306,250
Clare Richer	$46,227	N/A	N/A	$306,250
Sandra Sponem	$46,227	N/A	N/A	$306,250
Carl Verboncoeur	$50,750	N/A	N/A	$336,250

(1)	The Fund Complex includes the Trust.

STANDING COMMITTEES

Audit Committee. The Board has an Audit Committee consisting of all Independent Trustees. Mr. Verboncoeur serves as Chairman. The Audit Committee meets with the Trust’s independent auditors to review and approve the scope and results of their professional services; to review the procedures for evaluating the adequacy of the Trust’s accounting controls; to consider the range of audit fees; and to make recommendations to the Board regarding the engagement of the Trust’s independent auditors. The Audit Committee met five (5) times during the fiscal year ended September 30, 2019.

Trustee Committee. The Board has established a Trustee Committee consisting of all Independent Trustees. Mr. Nesvet serves as Chairman. The responsibilities of the Trustee Committee are to: 1) nominate Independent Trustees; 2) review on a periodic basis the governance structures and procedures of the Funds; 3) review proposed resolutions and conflicts of interest that may arise in the business of the Funds and may have an impact on the investors of the Funds; 4) select any independent counsel of the independent trustees as well as make determinations as to that counsel’s independence; 5) review matters that are referred to the Committee by the Chief Legal Officer or other counsel to the Trust; and 6) provide general oversight of the Funds on behalf of the investors of the Funds. The Trustee Committee does not have specific procedures in place with respect to the consideration of nominees recommended by security holders, but may consider such nominees in the event that one is recommended. The Trustee Committee met four (4) times during the fiscal year ended September 30, 2019.

OWNERSHIP OF FUND SHARES

As of December 31, 2019, neither the Independent Trustees nor their immediate family members owned beneficially or of record any securities in the Adviser, Principal Underwriter or any person directly or indirectly controlling, controlled by, or under common control with the Adviser or Principal Underwriter.

The following table shows as of December 31, 2019, the amount of equity securities beneficially owned by each Trustee in the Funds and the Trust:

Name of Trustee	Fund	Dollar Range of Equity Securities in the Trust	Aggregate Dollar Range of Equity Securities in All Funds Overseen by Trustee in Family of Investment Companies
Independent Trustees:
Frank Nesvet	None	None	None
Bonny Eugenia Boatman	None	None	None
Dwight D. Churchill	None	None	Over $100,000
Clare S. Richer	None	None	Over $100,000
Sandra G. Sponem	None	None	None
Carl G. Verboncoeur	None	None	$10,001 - $50,000
Interested Trustee:
James E. Ross	SPDR MSCI ACWI ex-US ETF	$10,001 - $50,000	Over $100,000
	SPDR S&P Emerging Asia Pacific ETF	$10,001 - $50,000

CODES OF ETHICS

The Trust and the Adviser (which includes applicable reporting personnel of the Distributor) each have adopted a Code of Ethics pursuant to Rule 17j-1 of the 1940 Act, which is designed to prevent affiliated persons of the Trust, the Adviser and the Distributor from engaging in deceptive, manipulative or fraudulent activities in connection with securities held or to be acquired by the Funds (which may also be held by persons subject to the Codes of Ethics). Each Code of Ethics permits personnel, subject to that Code of Ethics, to invest in securities for their personal investment accounts, subject to certain limitations, including securities that may be purchased or held by the Funds.

There can be no assurance that the Codes of Ethics will be effective in preventing such activities. Each Code of Ethics, filed as exhibits to this registration statement, may be examined at the office of the SEC in Washington, D.C. or on the Internet at the SEC’s website at https://www.sec.gov.

PROXY VOTING POLICIES

The Board believes that the voting of proxies on securities held by each Fund is an important element of the overall investment process. As such, the Board has delegated the responsibility to vote such proxies to the Adviser for all Funds. Each of the Trust’s and the Adviser’s proxy voting policy is attached at the end of this SAI. Information regarding how a Fund voted proxies relating to its portfolio securities during the most recent twelve-month period ended June 30 is available: (1) without charge by calling 1-866-787-2257; (2) on the Funds’ website at https://www.spdrs.com; and (3) on the SEC’s website at https://www.sec.gov.

DISCLOSURE OF PORTFOLIO HOLDINGS POLICY

The Trust has adopted a policy regarding the disclosure of information about the Trust’s portfolio holdings. The Board must approve all material amendments to this policy. The Funds’ portfolio holdings are publicly disseminated each day a Fund is open for business through financial reporting and news services including publicly accessible Internet web sites. In addition, a basket composition file, which includes the security names and share quantities to deliver in exchange for Fund Shares, together with estimates and actual cash components, is publicly disseminated daily prior to the opening of the Exchange via the National Securities Clearing Corporation (“NSCC”). The basket represents one Creation Unit of a Fund. The Trust, the Adviser or State Street will not disseminate non-public information concerning the Trust, except information may be made available prior to its public availability: (i) to a party for a legitimate business purpose related to the day-to-day operations of the Funds, including: (a) a service provider, (b) the stock exchanges upon which an ETF is listed, (c) the NSCC, (d) the Depository Trust Company, and (e) financial data/research companies such as Morningstar, Bloomberg L.P., and Reuters, or (ii) to any other party for a legitimate business or regulatory purpose, upon waiver or exception, with the consent of an applicable Trust officer.

INVESTMENT ADVISORY AND OTHER SERVICES

THE INVESTMENT ADVISER

SSGA FM acts as investment adviser to the Trust and, subject to the oversight of the Board, is responsible for the investment management of each Fund. As of September 30, 2019, the Adviser managed approximately $548.15 billion in assets. The Adviser’s principal address is One Iron Street, Boston, Massachusetts 02210. The Adviser, a Massachusetts corporation, is a wholly-owned subsidiary of State Street Global Advisors, Inc., which is itself a wholly-owned subsidiary of State Street Corporation, a publicly held financial holding company. State Street Global Advisors (“SSGA”), consisting of the Adviser and other investment advisory affiliates of State Street Corporation, is the investment management arm of State Street Corporation.

The Adviser serves as investment adviser to each Fund pursuant to an investment advisory agreement (“Investment Advisory Agreement”) between the Trust and the Adviser. The Investment Advisory Agreement, with respect to each Fund, continues in effect for two years from its effective date, and thereafter is subject to annual approval by (1) the Board or (2) vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund, provided that in either event such continuance also is approved by a majority of the Board who are not interested persons (as defined in the 1940 Act) of the Trust by a vote cast in person at a meeting called for the purpose of voting on such approval. The Investment Advisory Agreement with respect to each Fund is terminable without penalty, on 60 days’ notice, by the Board or by a vote of the holders of a majority (as defined in the 1940 Act) of a Fund’s outstanding voting securities. The Investment Advisory Agreement is also terminable upon 60 days’ notice by the Adviser and will terminate automatically in the event of its assignment (as defined in the 1940 Act).

Under the Investment Advisory Agreement, the Adviser, subject to the oversight of the Board and in conformity with the stated investment policies of each Fund, manages the investment of each Fund’s assets. The Adviser is responsible for placing purchase and sale orders and providing continuous supervision of the investment portfolio of each Fund. Pursuant to the Investment Advisory Agreement, the Adviser is not liable for certain liabilities, including certain liabilities arising under the federal securities laws, unless such loss or liability results from willful misfeasance, bad faith or gross negligence in the performance of its duties or the reckless disregard of its obligations and duties.

A discussion regarding the basis for the Board’s approval of the continuation of the Investment Advisory Agreement regarding the Funds is available in the Trust’s Annual Report to Shareholders for the period ended September 30, 2019.

For the services provided to the Funds under the Investment Advisory Agreement, each Fund pays the Adviser monthly fees based on a percentage of each Fund’s average daily net assets as set forth in each Fund’s Prospectus. The Adviser pays all expenses of each Fund other than the management fee, brokerage, taxes, interest, fees and expenses of the Independent Trustees (including any Trustee’s counsel fees), acquired fund fees and expenses, litigation expenses and other extraordinary expenses.

For the past three fiscal years ended September 30, the Funds paid the following amounts to the Adviser:

FUND	2019	2018	2017
SPDR Dow Jones Global Real Estate ETF	$11,131,901	$12,893,976		$12,810,788
SPDR Dow Jones International Real Estate ETF	$13,841,039	$20,759,690		$21,997,436
SPDR EURO STOXX 50 ETF	$6,949,943	$11,857,714		$9,129,597
SPDR EURO STOXX Small Cap ETF	$88,840	$157,717		$59,755
SPDR MSCI ACWI ex-US ETF(1)	$5,643,820	$5,338,281		$3,960,041
SPDR MSCI ACWI Low Carbon Target ETF(2)	$271,397	$467,488		$387,108
SPDR MSCI EAFE Fossil Fuel Reserves Free ETF(3)	$220,335	$189,667		$93,909
SPDR MSCI EAFE StrategicFactors ETF	$804,351	$712,743		$321,651
SPDR MSCI Emerging Markets Fossil Fuel Reserves Free ETF(4)	$145,070	$71,913		$25,997
SPDR MSCI Emerging Markets StrategicFactors ETF	$811,594	$809,822		$483,548
SPDR MSCI World StrategicFactors ETF	$74,449	$84,595		$67,549
SPDR Portfolio Developed World ex-US ETF	$1,676,463	$1,064,211		$2,728,589
SPDR Portfolio Emerging Markets ETF(5)	$2,612,514	$1,626,918		$2,164,523
SPDR Portfolio Europe ETF	$516,097	$737,982		$641,313
SPDR Portfolio MSCI Global Stock Market ETF	$386,867	$246,288		$214,735
SPDR S&P China ETF	$6,953,957	$6,691,356		$5,168,166
SPDR S&P Emerging Asia Pacific ETF	$2,207,183	$2,378,699		$1,686,058
SPDR S&P Emerging Markets Dividend ETF	$2,174,035	$2,218,688		$1,736,160
SPDR S&P Emerging Markets Small Cap ETF	$3,131,787	$3,375,429		$2,622,888
SPDR S&P Global Dividend ETF	$986,304	$749,380		$512,312
SPDR S&P Global Infrastructure ETF	$1,259,833	$840,978		$511,026
SPDR S&P Global Natural Resources ETF	$4,910,659	$5,841,638		$3,847,896
SPDR S&P International Dividend ETF	$3,635,548	$5,190,450		$5,054,474
SPDR S&P International Small Cap ETF	$3,204,095	$3,589,455		$3,091,526
SPDR S&P North American Natural Resources ETF	$2,397,004	$2,940,770		$3,122,111
SPDR Solactive Canada ETF(6)	$43,818	$116,931		$85,705
SPDR Solactive Germany ETF(7)	$16,041	$38,794		$34,849
SPDR Solactive Hong Kong ETF(8)	$14,522	$399	$	N/A
SPDR Solactive Japan ETF(9)	$18,933	$56,033		$41,368
SPDR Solactive United Kingdom ETF(10)	$19,210	$35,001		$15,980

(1)	Amounts are net of management fee waivers and/or reimbursements. The management fees waived and/or reimbursed for fiscal years 2019, 2018, and 2017 were $696,291, $661,493, and $496,100, respectively.
(2)	Amounts are net of management fee waivers and/or reimbursements. The management fees waived and/or reimbursed for fiscal years 2019, 2018, and 2017 were $92,488, $158,647, and $131,075, respectively.
(3)

The Fund commenced operations on October 25, 2016. Amounts are net of management fee waivers and/or reimbursements. The management fees waived and/or reimbursed for fiscal years 2019, 2018, and 2017 were $74,711, $64,257, and $33,182, respectively.

(4)	The Fund commenced operations on October 25, 2016.
(5)	Amounts are net of management fee waivers and/or reimbursements. The management fees waived and/or reimbursed for fiscal year 2017 were $28.
(6)	Amounts are net of management fee waivers and/or reimbursements. The management fees waived and/or reimbursed for fiscal years 2019 and 2018 were $13,651 and $573, respectively.
(7)	Amounts are net of management fee waivers and/or reimbursements. The management fees waived and/or reimbursed for fiscal years 2019 and 2018 were $4,976 and $200, respectively.
(8)

The Fund commenced operations on September 19, 2018. Amounts are net of management fee waivers and/or reimbursements. The management fees waived and/or reimbursed for fiscal years 2019 and 2018 were $4,467 and $120, respectively.

(9)	Amounts are net of management fee waivers and/or reimbursements. The management fees waived and/or reimbursed for fiscal years 2019 and 2018 were $5,920 and $387, respectively.
(10)	Amounts are net of management fee waivers and/or reimbursements. The management fees waived and/or reimbursed for fiscal years 2019 and 2018 were $5,956 and $278, respectively.

The Adviser has contractually agreed to waive a portion of its management fee and/or reimburse expenses in an amount equal to any acquired fund fees and expenses (excluding holdings in acquired funds for cash management purposes, if any) for each Fund until January 31, 2021. Additionally, for certain Funds the Adviser has contractually agreed to waive a portion of its management fee and/or reimburse certain expenses, until January 31, 2021, so that the net annual Fund operating expenses, before application of any fees and expenses not paid by the Adviser pursuant to the Investment Advisory Agreement, if any, are limited to a percentage of a Fund’s average daily net assets, as indicated in the table below. Each contractual fee waiver and/or reimbursement does not provide for the recoupment by the Adviser of any amounts previously waived or reimbursed. The Adviser may continue each waiver and/or reimbursement from year to year, but there is no guarantee that the Adviser will do so and each waiver and/or reimbursement may be cancelled or modified at any time after January 31, 2021. Each waiver and/or reimbursement may not be terminated prior to January 31, 2021 except with the approval of the Funds’ Board of Trustees.

FUND	Expense Limitation (as a % of average daily net assets)
SPDR MSCI ACWI ex-US ETF	0.30%
SPDR MSCI ACWI Low Carbon Target ETF	0.20%
SPDR MSCI EAFE Fossil Fuel Reserves Free ETF	0.20%
SPDR Solactive Canada ETF	0.14%
SPDR Solactive Germany ETF	0.14%
SPDR Solactive Hong Kong ETF	0.14%
SPDR Solactive Japan ETF	0.14%
SPDR Solactive United Kingdom ETF	0.14%

PORTFOLIO MANAGERS

The Adviser manages the Funds using a team of investment professionals. The professionals primarily responsible for the day-to-day portfolio management of each Fund are:

Portfolio Management Team	Fund
Michael Feehily, Juan Acevedo and Thomas Coleman	SPDR S&P China ETF

Michael Feehily, Karl Schneider and Amy Cheng	SPDR S&P Emerging Markets Small Cap ETF

Michael Feehily, Karl Schneider and David Chin	SPDR S&P Global Natural Resources ETF

Michael Feehily, Karl Schneider and Michael Finocchi	SPDR MSCI ACWI ex-US ETF SPDR S&P Global Infrastructure ETF

Michael Feehily, Karl Schneider and Olga Winner	SPDR S&P Emerging Markets Dividend ETF SPDR Solactive Germany ETF SPDR Solactive Japan ETF SPDR Solactive United Kingdom ETF

Michael Feehily, Karl Schneider and Thomas Coleman	SPDR MSCI ACWI Low Carbon Target ETF

Michael Feehily, Karl Schneider and Dwayne Hancock	SPDR Portfolio Emerging Markets ETF

Michael Feehily, Karl Schneider and Lisa Hobart	SPDR MSCI EAFE StrategicFactors ETF

Michael Feehily, Karl Schneider and Ted Janowsky	SPDR S&P International Dividend ETF SPDR EURO STOXX Small Cap ETF

Michael Feehily, Karl Schneider and Mark Krivitsky	SPDR EURO STOXX 50 ETF SPDR Portfolio Europe ETF

Michael Feehily, Karl Schneider and John Law	SPDR MSCI EAFE Fossil Fuel Reserves Free ETF SPDR MSCI Emerging Markets StrategicFactors ETF

Portfolio Management Team	Fund
Michael Feehily, Karl Schneider and Kathleen Morgan	SPDR Solactive Hong Kong ETF

Michael Feehily, Karl Schneider and Kala O’Donnell	SPDR MSCI Emerging Markets Fossil Fuel Reserves Free ETF SPDR Portfolio Developed World ex-US ETF

Michael Feehily, Karl Schneider and Emiliano Rabinovich	SPDR MSCI World StrategicFactors ETF SPDR S&P North American Natural Resources ETF

Michael Feehily, Karl Schneider and Keith Richardson	SPDR Dow Jones Global Real Estate ETF SPDR Dow Jones International Real Estate ETF SPDR Portfolio MSCI Global Stock Market ETF SPDR Solactive Canada ETF

Michael Feehily, Karl Schneider and Amy Scofield	SPDR S&P Global Dividend ETF

Michael Feehily, Karl Schneider and Teddy Wong	SPDR S&P Emerging Asia Pacific ETF SPDR S&P International Small Cap ETF

The following table lists the number and types of accounts managed by each of the key professionals involved in the day-to-day portfolio management for each Fund and assets under management in those accounts. The total number of accounts and assets have been allocated to each respective manager. Therefore, some accounts and assets have been counted twice.

Other Accounts Managed as of September 30, 2019

Portfolio Manager	Registered Investment Company Accounts	Assets Managed (billions)*	Other Pooled Investment Vehicle Accounts	Assets Managed (billions)*	Other Accounts	Assets Managed (billions)*	Total Assets Managed (billions)
Michael Feehily	112	$550.56	247	$337.92	425	$281.58	$1,170.06
Karl Schneider	112	$550.56	247	$337.92	425	$281.58	$1,170.06
Juan Acevedo	112	$550.56	247	$337.92	425	$281.58	$1,170.06
Amy Cheng	112	$550.56	247	$337.92	425	$281.58	$1,170.06
David Chin	112	$550.56	247	$337.92	425	$281.58	$1,170.06
Thomas Coleman	112	$550.56	247	$337.92	425	$281.58	$1,170.06
Michael Finocchi	112	$550.56	247	$337.92	425	$281.58	$1,170.06
Dwayne Hancock	112	$550.56	247	$337.92	425	$281.58	$1,170.06
Lisa Hobart	112	$550.56	247	$337.92	425	$281.58	$1,170.06
Ted Janowsky	112	$550.56	247	$337.92	425	$281.58	$1,170.06
Mark Krivitsky	112	$550.56	247	$337.92	425	$281.58	$1,170.06
John Law	112	$550.56	247	$337.92	425	$281.58	$1,170.06
Kathleen Morgan	112	$550.56	247	$337.92	425	$281.58	$1,170.06
Kala O’Donnell	112	$550.56	247	$337.92	425	$281.58	$1,170.06
Emiliano Rabinovich	112	$550.56	247	$337.92	425	$281.58	$1,170.06
Keith Richardson	112	$550.56	247	$337.92	425	$281.58	$1,170.06
Amy Scofield	112	$550.56	247	$337.92	425	$281.58	$1,170.06
Olga Winner	112	$550.56	247	$337.92	425	$281.58	$1,170.06
Teddy Wong	112	$550.56	247	$337.92	425	$281.58	$1,170.06

*	There are no performance-based fees associated with these accounts.

None of the portfolio managers listed above beneficially owned Fund Shares as of September 30, 2019, except as noted in the table below:

Portfolio Manager	Fund	Dollar Range of Fund Shares Beneficially Owned
Michael Feehily	SPDR S&P Global Natural Resources ETF	$50,001-$100,000
	SPDR S&P Global Infrastructure ETF	$500,001-$1,000,000
Dwayne Hancock	SPDR Portfolio Emerging Markets ETF	$50,001-$100,000

A portfolio manager that has responsibility for managing more than one account may be subject to potential conflicts of interest because he or she is responsible for other accounts in addition to the Funds. Those conflicts could include preferential treatment of one account over others in terms of: (a) the portfolio manager’s execution of different investment strategies for various accounts; or (b) the allocation of resources or of investment opportunities. Portfolio managers may manage numerous accounts for multiple clients. These accounts may include registered investment companies, other types of pooled accounts (e.g., collective investment funds), and separate accounts (i.e., accounts managed on behalf of individuals or public or private institutions). Portfolio managers make investment decisions for each account based on the investment objectives and policies and other relevant investment considerations applicable to that portfolio.

A potential conflict of interest may arise as a result of the portfolio managers’ responsibility for multiple accounts with similar investment guidelines. Under these circumstances, a potential investment may be suitable for more than one of the portfolio managers’ accounts, but the quantity of the investment available for purchase is less than the aggregate amount the accounts would ideally devote to the opportunity. Similar conflicts may arise when multiple accounts seek to dispose of the same investment. The portfolio managers may also manage accounts whose objectives and policies differ from that of the Funds. These differences may be such that under certain circumstances, trading activity appropriate for one account managed by the portfolio manager may have adverse consequences for another account managed by the portfolio manager. For example, an account may sell a significant position in a security, which could cause the market price of that security to decrease, while a Fund maintained its position in that security.

A potential conflict may arise when the portfolio managers are responsible for accounts that have different advisory fees—the difference in fees could create an incentive for the portfolio manager to favor one account over another, for example, in terms of access to investment opportunities. Another potential conflict may arise when the portfolio manager has an investment in one or more accounts that participate in transactions with other accounts. His or her investment(s) may create an incentive for the portfolio manager to favor one account over another. The Adviser has adopted policies and procedures reasonably designed to address these potential material conflicts. For instance, portfolio managers are normally responsible for all accounts within a certain investment discipline, and do not, absent special circumstances, differentiate among the various accounts when allocating resources. Additionally, the Adviser and its advisory affiliates have processes and procedures for allocating investment opportunities among portfolios that are designed to provide a fair and equitable allocation.

SSGA’s culture is complemented and reinforced by a total rewards strategy that is based on a pay for performance philosophy which seeks to offer a competitive pay mix of base salary, benefits, cash incentives and deferred compensation.

Salary is based on a number of factors, including external benchmarking data and market trends, State Street performance, SSGA performance, and individual overall performance. SSGA’s Global Human Resources department regularly participates in compensation surveys in order to provide SSGA with market-based compensation information that helps support individual pay decisions.

Additionally, subject to State Street and SSGA business results, State Street allocates an incentive pool to SSGA to reward its employees. The size of the incentive pool for most business units is based on the firm’s overall profitability and other factors, including performance against risk-related goals. For most SSGA investment teams, SSGA recognizes and rewards performance by linking annual incentive decisions for investment teams to the firm’s or business unit’s profitability and business unit investment performance over a multi-year period.

Incentive pool funding for most active investment teams is driven in part by the post-tax investment performance of fund(s) managed by the team versus the return levels of the benchmark index(es) of the fund(s) on a one-, three- and, in some cases, five-year basis. For most active investment teams, a material portion of incentive compensation for senior staff is deferred over a four-year period into the SSGA Long-Term Incentive (“SSGA LTI”) program. For these teams, The SSGA LTI program indexes the performance of these deferred awards against the post-tax investment performance of fund(s) managed by the team. This is intended to align our investment team’s compensation with client interests, both through annual incentive compensation awards and through the long-term value of deferred awards in the SSGA LTI program.

For the passive equity investment team, incentive pool funding is driven in part by the post-tax 1 and 3-year tracking error of the funds managed by the team against the benchmark indexes of the funds.

The discretionary allocation of the incentive pool to the business units within SSGA is influenced by market-based compensation data, as well as the overall performance of each business unit. Individual compensation decisions are made by the employee’s manager, in conjunction with the senior management of the employee’s business unit. These decisions are based on the overall performance of the employee and, as mentioned above, on the performance of the firm and business unit. Depending on the job level, a portion of the annual incentive may be awarded in deferred compensation, which may include cash and/or Deferred Stock Awards (State Street stock), which typically vest over a four-year period. This helps to retain staff and further aligns SSGA employees’ interests with SSGA clients’ and shareholders’ long-term interests.

SSGA recognizes and rewards outstanding performance by:

•	Promoting employee ownership to connect employees directly to the company’s success.

•	Using rewards to reinforce mission, vision, values and business strategy.

•	Seeking to recognize and preserve the firm’s unique culture and team orientation.

•	Providing all employees the opportunity to share in the success of SSGA.

THE ADMINISTRATOR, SUB-ADMINISTRATOR, CUSTODIAN AND TRANSFER AGENT

Administrator. SSGA FM serves as the administrator to each series of the Trust, pursuant to an Administration Agreement dated June 1, 2015 (the “SSGA Administration Agreement”). Pursuant to the SSGA Administration Agreement, SSGA FM is obligated to continuously provide business management services to the Trust and its series and will generally, subject to the general oversight of the Trustees and except as otherwise provided in the SSGA Administration Agreement, manage all of the business and affairs of the Trust.

Sub-Administrator, Custodian and Transfer Agent. Prior to June 1, 2015, State Street served as the Trust’s administrator, pursuant to an Administration Agreement dated September 22, 2000 (the “SSB Administration Agreement”). As compensation for its services under the SSB Administration Agreement, State Street received a fee for its services, calculated based on the average aggregate net assets of the Trust and SPDR Series Trust (“SST”), which were accrued daily and paid monthly by the Adviser out of its management fee.

State Street serves as the sub-administrator to each series of the Trust, pursuant to a Sub-Administration Agreement dated June 1, 2015 (the “Sub-Administration Agreement”). Under the Sub-Administration Agreement, State Street is obligated to provide certain sub-administrative services to the Trust and its series. State Street is a wholly-owned subsidiary of State Street Corporation, a publicly held financial holding company, and is affiliated with the Adviser. State Street’s mailing address is State Street Financial Center, One Lincoln Street, Boston, Massachusetts 02111.

State Street also serves as Custodian for the Trust’s series pursuant to a custodian agreement (“Custodian Agreement”). As Custodian, State Street holds Fund assets, calculates the net asset value of the Fund Shares and calculates net income and realized capital gains or losses. State Street and the Trust will comply with the self-custodian provisions of Rule 17f-2 under the 1940 Act.

All of a Fund’s assets in the PRC, including onshore PRC cash deposits and its onshore A Shares portfolio, will be held by the Custodian through the PRC Custodian. The PRC Custodian serves as such pursuant to an agreement between the Adviser, the PRC Custodian, the Trust and State Street. The PRC Custodian, however, also provides foreign sub-custodial services to each Fund in its capacity as a subcustodian of State Street. In the event other Funds hold assets in the PRC in the future, such assets will also be held by the Custodian through a PRC Custodian. A securities account shall be opened with CSDCC in the joint names of the applicable Licensee (as the RQFII holder) and the applicable Fund. A RMB cash account will also be established and maintained with the PRC Custodian in the joint names of the Licensee (as the RQFII holder) and the applicable Fund. The PRC Custodian will, in turn, have a cash clearing account with CSDCC for trade settlement according to applicable regulations.

State Street also serves as Transfer Agent for each series of the Trust pursuant to a transfer agency agreement (“Transfer Agency Agreement”). Compensation. As compensation for their services provided under the SSGA Administration agreement, SSGA FM shall receive fees for the services, calculated based on the average aggregate net assets of the Trust and SST, which are accrued daily and paid monthly out of its management fee.

As compensation for its services under the Sub-Administration Agreement, Custodian Agreement and Transfer Agency Agreement, State Street shall receive a fee for the services, calculated based on the average aggregate net assets of the Trust and SST, which are accrued daily and paid monthly by the Adviser from its management fee. For each series of the Trust and SST, an annual minimum fee applies. In addition, State Street shall receive global safekeeping and transaction fees, which are calculated on a per-country basis, in-kind creation (purchase) and redemption transaction fees (as described below) and revenue on certain cash balances. State Street may be reimbursed for its out-of-pocket expenses. The Investment Advisory Agreement provides that the Adviser will pay certain operating expenses of the Trust, including the fees due to State Street under the Custodian Agreement and the Transfer Agency Agreement.

Additional Sub-Administration Services. Also under the Sub-Administration Agreement, State Street receives an annual per Fund fee for certain services required in the preparation (including certain quarterly portfolio of investments services) and filing of Form N-PORT and Form N-CEN with the SEC (“N-PORT Related Services”). Additionally, State Street receives an annual per Fund fee for services regarding certain liquidity analytics (“Liquidity Risk Measurement Services”) under the Sub-Administration Agreement. N-PORT Related Services and Liquidity Risk Measurement Services fees are paid by the Adviser from its management fee.

SECURITIES LENDING ACTIVITIES

The Trust’s Board has approved each Fund’s participation in a securities lending program. Under the securities lending program, each Fund has retained State Street to serve as the securities lending agent.

For the fiscal year ended September 30, 2019, the income earned by each Fund as well as the fees and/or compensation paid by each Fund (in dollars) pursuant to the Master Amended and Restated Securities Lending Authorization Agreement among the Trust, SST and SSGA Active Trust, each on behalf of its respective series, and State Street (the “Securities Lending Authorization Agreement”) were as follows:

		Fees and/or compensation paid by the Fund for securities lending activities and related services
	Gross income earned by the Fund from securities lending activities	Fees paid to State Street from a revenue split	Fees paid for any cash collateral management service (including fees deducted from a pooled cash collateral reinvestment vehicle) that are not included in a revenue split	Administrative fees not included in a revenue split	Indemnification fees not included in a revenue split	Rebate (paid to borrower)	Other fees not included in a revenue split	Aggregate fees and/or compensation paid by the Fund for securities lending activities and related services	Net income from securities lending activities
SPDR Dow Jones Global Real Estate ETF	$456,253	$48,978	$4,061	$0	$0	$125,661	$0	$178,700	$277,554

		Fees and/or compensation paid by the Fund for securities lending activities and related services
	Gross income earned by the Fund from securities lending activities	Fees paid to State Street from a revenue split	Fees paid for any cash collateral management service (including fees deducted from a pooled cash collateral reinvestment vehicle) that are not included in a revenue split	Administrative fees not included in a revenue split	Indemnification fees not included in a revenue split	Rebate (paid to borrower)	Other fees not included in a revenue split	Aggregate fees and/or compensation paid by the Fund for securities lending activities and related services	Net income from securities lending activities
SPDR Dow Jones International Real Estate ETF	$1,080,582	$120,706	$7,660	$0	$0	$268,205	$0	$396,570	$684,012
SPDR EURO STOXX 50 ETF	$2,249,276	$227,104	$15,720	$0	$0	$719,532	$0	$962,356	$1,286,920
SPDR EURO STOXX Small Cap ETF	$38,991	$3,775	$320	$0	$0	$13,481	$0	$17,576	$21,415
SPDR MSCI ACWI ex-US ETF	$1,125,133	$103,768	$9,800	$0	$0	$423,462	$0	$537,030	$588,103
SPDR MSCI ACWI Low Carbon Target ETF	$29,297	$2,298	$297	$0	$0	$13,578	$0	$16,172	$13,125
SPDR MSCI EAFE Fossil Fuel Reserves Free ETF	$49,615	$3,619	$517	$0	$0	$24,960	$0	$29,096	$20,519
SPDR MSCI EAFE StrategicFactors ETF	$152,152	$12,793	$1,386	$0	$0	$65,466	$0	$79,645	$72,507
SPDR MSCI Emerging Markets Fossil Fuel Reserves Free ETF	$15,540	$1,482	$121	$0	$0	$5,497	$0	$7,099	$8,440
SPDR MSCI Emerging Markets StrategicFactors ETF	$114,349	$10,789	$1,010	$0	$0	$41,373	$0	$53,172	$61,177
SPDR MSCI World StrategicFactors ETF	$6,585	$567	$56	$0	$0	$2,634	$0	$3,257	$3,328
SPDR Portfolio Developed World ex-US ETF	$4,155,665	$442,267	$29,118	$0	$0	$1,177,604	$0	$1,648,989	$2,506,675
SPDR Portfolio Emerging Markets ETF	$1,647,955	$185,194	$11,904	$0	$0	$401,228	$0	$598,325	$1,049,630
SPDR Portfolio Europe ETF	$98,747	$8,191	$959	$0	$0	$43,183	$0	$52,333	$46,414
SPDR Portfolio MSCI Global Stock Market ETF	$134,198	$15,749	$875	$0	$0	$28,088	$0	$44,712	$89,486

		Fees and/or compensation paid by the Fund for securities lending activities and related services
	Gross income earned by the Fund from securities lending activities	Fees paid to State Street from a revenue split	Fees paid for any cash collateral management service (including fees deducted from a pooled cash collateral reinvestment vehicle) that are not included in a revenue split	Administrative fees not included in a revenue split	Indemnification fees not included in a revenue split	Rebate (paid to borrower)	Other fees not included in a revenue split	Aggregate fees and/or compensation paid by the Fund for securities lending activities and related services	Net income from securities lending activities
SPDR S&P China ETF	$2,066,978	$272,169	$7,716	$0	$0	$244,658	$0	$524,543	$1,542,435
SPDR S&P Emerging Asia Pacific ETF	$387,757	$50,051	$1,617	$0	$0	$52,345	$0	$104,013	$283,745
SPDR S&P Emerging Markets Dividend ETF	$324,825	$23,236	$3,562	$0	$0	$166,355	$0	$193,153	$131,672
SPDR S&P Emerging Markets Small Cap ETF	$1,318,378	$186,031	$4,517	$0	$0	$92,141	$0	$282,689	$1,035,689
SPDR S&P Global Dividend ETF	$533,972	$51,506	$4,307	$0	$0	$186,279	$0	$242,092	$291,880
SPDR S&P Global Infrastructure ETF	$145,003	$12,240	$1,472	$0	$0	$61,924	$0	$75,636	$69,367
SPDR S&P Global Natural Resources ETF	$1,095,132	$124,856	$6,715	$0	$0	$256,040	$0	$387,612	$707,520
SPDR S&P International Dividend ETF	$762,758	$78,332	$5,958	$0	$0	$234,583	$0	$318,872	$443,886
SPDR S&P International Small Cap ETF	$3,974,112	$505,860	$22,181	$0	$0	$578,713	$0	$1,106,754	$2,867,358
SPDR S&P North American Natural Resources ETF	$99,506	$5,576	$1,385	$0	$0	$60,942	$0	$67,904	$31,602
SPDR Solactive Canada ETF	$45,325	$5,115	$310	$0	$0	$10,899	$0	$16,325	$29,000
SPDR Solactive Germany ETF	$0	$0	$0	$0	$0	$0	$0	$0	$0
SPDR Solactive Hong Kong ETF	$0	$0	$0	$0	$0	$0	$0	$0	$0
SPDR Solactive Japan ETF	$4,427	$205	$59	$0	$0	$2,975	$0	$3,239	$1,188
SPDR Solactive United Kingdom ETF	$2,047	$95	$30	$0	$0	$1,383	$0	$1,509	$538

For the fiscal year ended September 30, 2019, State Street, acting as agent of the Funds, provided the following services to the Funds in connection with the Funds’ securities lending activities: (i) locating borrowers among an approved list of prospective borrowers; (ii) causing the delivery of loaned securities from a Fund to borrowers; (iii) monitoring the value of loaned securities, the value of collateral received, and other lending parameters; (iv) seeking additional collateral, as necessary, from borrowers; (v) receiving and holding collateral from borrowers, and facilitating the investment and reinvestment of all or substantially all cash collateral in an investment vehicle designated by the Funds; (vi) returning collateral to borrowers; (vii) facilitating substitute dividend, interest, and other distribution payments to the Funds from borrowers; (viii) negotiating the terms of each loan of securities, including but not limited to the amount of any loan premium, and monitoring the terms of securities loan agreements with prospective borrowers for consistency with the requirements of the Funds’ Securities Lending Authorization Agreement; (ix) selecting securities, including amounts (percentages), to be loaned; (x) recordkeeping and accounting services; and (xi) arranging for return of loaned securities to the Fund in accordance with the terms of the Securities Lending Authorization Agreement.

THE DISTRIBUTOR

State Street Global Advisors Funds Distributors, LLC is the principal underwriter and Distributor of Fund Shares. Its principal address is One Iron Street, Boston, Massachusetts 02210. Investor information can be obtained by calling 1-866-787-2257. The Distributor has entered into a distribution agreement (“Distribution Agreement”) with the Trust pursuant to which it distributes Shares of each Fund. The Distribution Agreement will continue for two years from its effective date and is renewable annually thereafter. Shares will be continuously offered for sale by the Trust through the Distributor only in Creation Units, as described in the Prospectus and below under “PURCHASE AND REDEMPTION OF CREATION UNITS.” Shares in less than Creation Units are not distributed by the Distributor. The Distributor will deliver the Prospectus to persons purchasing Creation Units and will maintain records of both orders placed with it and confirmations of acceptance furnished by it. The Distributor is a broker-dealer registered under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) and a member of the Financial Industry Regulatory Authority (“FINRA”). The Distributor has no role in determining the investment policies of the Trust or which securities are to be purchased or sold by the Trust. An affiliate of the Distributor may assist Authorized Participants (as defined below) in assembling shares to purchase Creation Units or upon redemption, for which it may receive commissions or other fees from such Authorized Participants. An affiliate of the Distributor also receives compensation from State Street for providing on-line creation and redemption functionality to Authorized Participants through its Fund Connect application.

The Adviser or Distributor, or an affiliate of the Adviser or Distributor, may directly or indirectly make cash payments to certain broker-dealers for participating in activities that are designed to make registered representatives and other professionals more knowledgeable about exchange traded products, including the SPDR funds, or for other activities, such as participation in marketing activities and presentations, educational training programs, conferences, the development of technology platforms and reporting systems.

In addition, as of the date of this SAI, the Adviser and/or Distributor had arrangements whereby they may make payments, other than for the educational programs and marketing activities described above, to Pershing LLC (“Pershing”), RBC Capital Markets, LLC (“RBC”), LPL Financial, LLC (“LPL”), and Morgan Stanley Wealth Management, LLC. These amounts, which may be significant, are paid by the Adviser and/or Distributor from their own resources and not from Fund assets. Pursuant to these arrangements, Pershing, RBC and LPL have agreed to offer certain SPDR funds to their customers and not to charge certain of their customers any commissions when those customers purchase or sell shares of certain SPDR funds. Payments to a broker-dealer or intermediary may create potential conflicts of interest between the broker dealer or intermediary and its clients.

In addition, the Adviser or Distributor, or an affiliate of the Adviser or Distributor, as well as an index provider that is not affiliated with the Adviser or Distributor, may also reimburse expenses or make payments from their own assets to other persons in consideration of services or other activities that they believe may benefit the SPDR business or facilitate investment in SPDR funds.

The Distribution Agreement provides that it may be terminated at any time, without the payment of any penalty, as to a Fund: (i) by vote of a majority of the Independent Trustees or (ii) by vote of a majority (as defined in the 1940 Act) of the outstanding voting securities of the Fund, on at least 60 days’ written notice to the Distributor. The Distribution Agreement is also terminable upon 60 days’ notice by the Distributor and will terminate automatically in the event of its assignment (as defined in the 1940 Act).

The continuation of the Distribution Agreement and any other related agreements is subject to annual approval of the Board, including by a majority of the Independent Trustees, as described above.

The allocation among the Trust’s series of fees and expenses payable under the Distribution Agreement will be made pro rata in accordance with the daily net assets of the respective series.

The Distributor may also enter into agreements with securities dealers (“Soliciting Dealers”) who will solicit purchases of Creation Unit aggregations of Fund Shares. Such Soliciting Dealers may also be Participating Parties (as defined in the “Book Entry Only System” section below) and/or DTC Participants (as defined below).

Pursuant to the Distribution Agreement, the Trust has agreed to indemnify the Distributor, and may indemnify Soliciting Dealers and Authorized Participants (as described below) entering into agreements with the Distributor, for certain liabilities, including certain liabilities arising under the federal securities laws, unless such loss or liability results from willful misfeasance, bad faith or gross negligence in the performance of its duties or the reckless disregard of its obligations and duties under the Distribution Agreement or other agreement, as applicable.

INDEX PROVIDER AND OTHER PERSONS

An unaffiliated index provider may make payments from its own assets to other persons in consideration for services provided or other activities that may facilitate investment in SPDR funds.

BROKERAGE TRANSACTIONS

All portfolio transactions are placed on behalf of the Funds by the Adviser. Purchases and sales of securities on a securities exchange are affected through brokers who charge a commission for their services. Ordinarily commissions are not charged on over the counter orders (e.g., fixed income securities) because the Funds pay a spread which is included in the cost of the security and represents the difference between the dealer’s quoted price at which it is willing to sell the security and the dealer’s quoted price at which it is willing to buy the security. When a Fund executes an over the counter order with an electronic communications network or an alternative trading system, a commission is charged because electronic communications networks and alternative trading systems execute such orders on an agency basis. Securities may be purchased from underwriters at prices that include underwriting fees.

In placing a portfolio transaction, the Adviser seeks to achieve best execution. The Adviser’s duty to seek best execution requires the Adviser to take reasonable steps to obtain for the client as favorable an overall result as possible for Fund portfolio transactions under the circumstances, taking into account various factors that are relevant to the particular transaction.

The Adviser refers to and selects from the list of approved trading counterparties maintained by the Adviser’s Credit Risk Management team. In selecting a trading counterparty for a particular trade, the Adviser seeks to weigh relevant factors including, but not limited to the following:

•	Prompt and reliable execution;

•	The competitiveness of commission rates and spreads, if applicable;

•	The financial strength, stability and/or reputation of the trading counterparty;

•	The willingness and ability of the executing trading counterparty to execute transactions (and commit capital) of size in liquid and illiquid markets without disrupting the market for the security;

•	Local laws, regulations or restrictions;

•	The ability of the trading counterparty to maintain confidentiality;

•	The availability and capability of execution venues, including electronic communications networks for trading and execution management systems made available to Adviser;

•	Market share;

•	Liquidity;

•	Price;

•	Execution related costs;

•	History of execution of orders;

•	Likelihood of execution and settlement;

•	Order size and nature;

•	Clearing and settlement capabilities, especially in high volatility market environments;

•	Availability of lendable securities;

•	Sophistication of the trading counterparty’s trading capabilities and infrastructure/facilities;

•	The operational efficiency with which transactions are processed and cleared, taking into account the order size and complexity;

•	Speed and responsiveness to the Adviser;

•	Access to secondary markets;

•	Counterparty exposure; and

•	Any other consideration the Adviser believes is relevant to the execution of the order.

In selecting a trading counterparty, the price of the transaction and costs related to the execution of the transaction typically merit a high relative importance, depending on the circumstances. The Adviser does not necessarily select a trading counterparty based upon price and costs but may take other relevant factors into account if it believes that these are important in taking reasonable steps to obtain the best possible result for a Fund under the circumstances. Consequently, the Adviser may cause a client to pay a trading counterparty more than another trading counterparty might have charged for the same transaction in recognition of the value and quality of the brokerage services provided. The following matters may influence the relative importance that the Adviser places upon the relevant factors:

(i) The nature and characteristics of the order or transaction. For example, size of order, market impact of order, limits, or other instructions relating to the order;

(ii) The characteristics of the financial instrument(s) or other assets which are the subject of that order. For example, whether the order pertains to an equity, fixed income, derivative or convertible instrument;

(iii) The characteristics of the execution venues to which that order can be directed, if relevant. For example, availability and capabilities of electronic trading systems;

(iv) Whether the transaction is a ‘delivery versus payment’ or ‘over the counter’ transaction. The creditworthiness of the trading counterparty, the amount of existing exposure to a trading counterparty and trading counterparty settlement capabilities may be given a higher relative importance in the case of ‘over the counter’ transactions; and

(v) Any other circumstances relevant the Adviser believes is relevant at the time.

The process by which trading counterparties are selected to effect transactions is designed to exclude consideration of the sales efforts conducted by broker-dealers in relation to the Funds.

The Adviser does not currently use the Funds’ assets in connection with third party soft dollar arrangements. While the Adviser does not currently use “soft” or commission dollars paid by the Funds for the purchase of third party research, the Adviser reserves the right to do so in the future.

The Funds will not deal with affiliates in principal transactions unless permitted by exemptive order or applicable rule or regulation.

The table below shows the aggregate dollar amount of brokerage commissions paid by the Funds for the past three fiscal years ended September 30. None of the brokerage commissions paid were paid to affiliated brokers. Brokerage commissions paid by a Fund may be substantially different from year to year for multiple reasons, including market volatility, the demand for a particular Fund, or increases or decreases in trading volume.

FUND	2019	2018	2017
SPDR Dow Jones Global Real Estate ETF	$66,232	$151,491	$155,100
SPDR Dow Jones International Real Estate ETF	$115,201	$462,965	$576,173
SPDR EURO STOXX 50 ETF	$64,313	$128,070	$57,782
SPDR EURO STOXX Small Cap ETF	$3,603	$9,296	$2,395

FUND	2019	2018	2017
SPDR MSCI ACWI ex-US ETF	$70,394	$37,911	$42,923
SPDR MSCI ACWI Low Carbon Target ETF	$8,695	$12,284	$8,198
SPDR MSCI EAFE Fossil Fuel Reserves Free ETF(1)	$2,021	$2,131	$1,386
SPDR MSCI EAFE StrategicFactors ETF	$13,511	$10,124	$5,419
SPDR MSCI Emerging Markets Fossil Fuel Reserves Free ETF(1)	$19,217	$8,857	$7,226
SPDR MSCI Emerging Markets StrategicFactors ETF	$80,273	$79,173	$54,760
SPDR MSCI World StrategicFactors ETF	$717	$1,841	$448
SPDR Portfolio Developed World ex-US ETF	$113,257	$110,165	$28,679
SPDR Portfolio Emerging Markets ETF	$820,936	$341,581	$65,346
SPDR Portfolio Europe ETF	$70,826	$5,695	$7,486
SPDR Portfolio MSCI Global Stock Market ETF	$7,403	$3,687	$1,369
SPDR S&P China ETF	$351,989	$40,900	$33,279
SPDR S&P Emerging Asia Pacific ETF	$69,825	$29,589	$20,708
SPDR S&P Emerging Markets Dividend ETF	$435,074	$293,625	$657,690
SPDR S&P Emerging Markets Small Cap ETF	$183,067	$159,672	$290,745
SPDR S&P Global Dividend ETF	$48,457	$32,031	$34,112
SPDR S&P Global Infrastructure ETF	$18,807	$17,794	$10,059
SPDR S&P Global Natural Resources ETF	$70,116	$118,454	$84,825
SPDR S&P International Dividend ETF	$289,796	$345,837	$1,035,480
SPDR S&P International Small Cap ETF	$101,404	$184,142	$177,168
SPDR S&P North American Natural Resources ETF	$99,543	$79,641	$69,408
SPDR Solactive Canada ETF	$828	$5,487	$2,004
SPDR Solactive Germany ETF	$408	$2,040	$995
SPDR Solactive Hong Kong ETF(2)	$465	$1,118	N/A	(3)
SPDR Solactive Japan ETF	$208	$3,378	$1,311
SPDR Solactive United Kingdom ETF	$477	$2,401	$453

(1)	The Fund commenced operations on October 25, 2016.
(2)	The Fund commenced operations on September 19, 2018.
(3)	The Fund was not operational.

Securities of “Regular Broker-Dealers.” Each Fund is required to identify any securities of its “regular brokers and dealers” (as such term is defined in the 1940 Act) which it may hold at the close of its most recent fiscal year. “Regular brokers or dealers” of the Trust are the ten brokers or dealers that, during the most recent fiscal year: (i) received the greatest dollar amounts of brokerage commissions from the Trust’s portfolio transactions; (ii) engaged as principal in the largest dollar amounts of portfolio transactions of the Trust; or (iii) sold the largest dollar amounts of the Trust’s shares.

Holdings in Securities of Regular Broker-Dealers as of September 30, 2019:

HSBC Securities Inc.	$59,337,235
Societe Generale	$26,726,654
UBS Securities LLC	$15,040,454
Macquarie Group, Ltd.	$13,247,860
Credit Suisse Group	$9,140,268
Deutsche Bank AG	$5,880,864
JP Morgan Chase & Co.	$2,158,317
Bank of America Corp.	$1,654,931
Citigroup, Inc.	$1,156,330
Goldman Sachs & Co.	$613,815

Portfolio Turnover. Portfolio turnover may vary from year to year, as well as within a year. The Funds may experience higher portfolio turnover when migrating to a different benchmark index. High turnover rates are likely to result in comparatively greater brokerage expenses or transaction costs. The overall reasonableness of brokerage commissions and transaction costs is evaluated by the Adviser based upon its knowledge of available information as to the general level of commissions and transaction costs paid by other institutional investors for comparable services.

BOOK ENTRY ONLY SYSTEM

The following information supplements and should be read in conjunction with the section in the Prospectus entitled “ADDITIONAL PURCHASE AND SALE INFORMATION.”

The Depository Trust Company (“DTC”) acts as securities depositary for the Fund Shares. Shares of each Fund are represented by securities registered in the name of DTC or its nominee, Cede & Co., and deposited with, or on behalf of, DTC. Except in the limited circumstance provided below, certificates will not be issued for Fund Shares.

DTC, a limited-purpose trust company, was created to hold securities of its participants (the “DTC Participants”) and to facilitate the clearance and settlement of securities transactions among the DTC Participants in such securities through electronic book-entry changes in accounts of the DTC Participants, thereby eliminating the need for physical movement of securities certificates. DTC Participants include securities brokers and dealers, banks, trust companies, clearing corporations and certain other organizations, some of whom (and/or their representatives) own DTC. More specifically, DTC is owned by a number of its DTC Participants and by the New York Stock Exchange (“NYSE”) and FINRA. Access to the DTC system is also available to others such as banks, brokers, dealers and trust companies that clear through or maintain a custodial relationship with a DTC Participant, either directly or indirectly (the “Indirect Participants”).

Beneficial ownership of Fund Shares is limited to DTC Participants, Indirect Participants and persons holding interests through DTC Participants and Indirect Participants. Ownership of beneficial interests in Fund Shares (owners of such beneficial interests are referred to herein as “Beneficial Owners”) is shown on, and the transfer of ownership is effected only through, records maintained by DTC (with respect to DTC Participants) and on the records of DTC Participants (with respect to Indirect Participants and Beneficial Owners that are not DTC Participants). Beneficial Owners will receive from or through the DTC Participant a written confirmation relating to their purchase of Fund Shares.

Conveyance of all notices, statements and other communications to Beneficial Owners is effected as follows. Pursuant to the Depositary Agreement between the Trust and DTC, DTC is required to make available to the Trust upon request and for a fee to be charged to the Trust a listing of the Fund Shares held by each DTC Participant. The Trust, either directly or through a third party service, shall inquire of each such DTC Participant as to the number of Beneficial Owners holding Fund Shares, directly or indirectly, through such DTC Participant. The Trust, either directly or through a third party service, shall provide each such DTC Participant with copies of such notice, statement or other communication, in such form, number and at such place as such DTC Participant may reasonably request, in order that such notice, statement or communication may be transmitted by such DTC Participant, directly or indirectly, to such Beneficial Owners. In addition, the Trust shall pay to each such DTC Participant and/or third party service a fair and reasonable amount as reimbursement for the expenses attendant to such transmittal, all subject to applicable statutory and regulatory requirements.

Fund Share distributions shall be made to DTC or its nominee, Cede & Co., as the registered holder of all Fund Shares. DTC or its nominee, upon receipt of any such distributions, shall credit immediately DTC Participants’ accounts with payments in amounts proportionate to their respective beneficial interests in Fund Shares as shown on the records of DTC or its nominee. Payments by DTC Participants to Indirect Participants and Beneficial Owners of Fund Shares held through such DTC Participants will be governed by standing instructions and customary practices, as is now the case with securities held for the accounts of customers in bearer form or registered in a “street name,” and will be the responsibility of such DTC Participants.

The Trust has no responsibility or liability for any aspects of the records relating to or notices to Beneficial Owners, or payments made on account of beneficial ownership interests in such Fund Shares, or for maintaining, supervising or reviewing any records relating to such beneficial ownership interests or for any other aspect of the relationship between DTC and the DTC Participants or the relationship between such DTC Participants and the Indirect Participants and Beneficial Owners owning through such DTC Participants.

DTC may determine to discontinue providing its service with respect to Fund Shares at any time by giving reasonable notice to the Trust and discharging its responsibilities with respect thereto under applicable law. Under such circumstances, the Trust shall take action either to find a replacement for DTC to perform its functions at a comparable cost or, if such a replacement is unavailable, to issue and deliver printed certificates representing ownership of Fund Shares, unless the Trust makes other arrangements with respect thereto satisfactory to the Exchange.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

Although the Funds do not have information concerning their beneficial ownership held in the names of DTC Participants, as of January 3, 2020, the names, addresses and percentage ownership of each DTC Participant that owned of record 5% or more of the outstanding Fund Shares were as follows:

FUND NAME	COMPANY NAME AND ADDRESS	% OWNERSHIP
SPDR DOW JONES GLOBAL REAL ESTATE ETF	Charles Schwab & Co., Inc. 101 Montgomery Street San Francisco, CA 94104	19.07%

	Goldman, Sachs & Co. LLC 180 Maiden Lane New York, NY 10038	9.91%

	JPMorgan Chase Bank, National Association 14201 Dallas Parkway Dallas, TX 75254	9.01%

	Edward D. Jones & Co. 12555 Manchester Road St. Louis, MO 63131	8.64%

	National Financial Services Corporation 200 Liberty Street New York, NY 10281	8.56%

	TD Ameritrade Clearing, Inc. 200 S 108th Avenue Omaha, NE 68154	7.68%

	Pershing LLC One Pershing Plaza Jersey City, NJ 07399	5.73%

SPDR DOW JONES INTERNATIONAL REAL ESTATE ETF	Wells Fargo Bank, National Association 733 Marquette Avenue South Minneapolis, MN 55479	28.32%

	State Street Bank & Trust Company 1776 Heritage Drive N. Quincy, MA 02171	10.96%

	Charles Schwab & Co., Inc. 101 Montgomery Street San Francisco, CA 94104	7.44%

	Goldman, Sachs & Co. LLC 180 Maiden Lane New York, NY 10038	6.81%

	National Financial Services Corporation 200 Liberty Street New York, NY 10281	6.49%

SPDR EURO STOXX 50 ETF	Citibank, N.A. 3800 Citigroup Center Tampa, FL 33610	12.11%

	Goldman, Sachs & Co. LLC 180 Maiden Lane New York, NY 10038	12.00%

	Morgan Stanley Smith Barney LLC 1 Harborside Financial Center, Plaza II Jersey City, NJ 07311	9.30%

	National Financial Services Corporation 200 Liberty Street New York, NY 10281	7.68%

	Charles Schwab & Co., Inc. 101 Montgomery Street San Francisco, CA 94104	6.73%

	Merrill Lynch, Pierce, Fenner & Smith Inc. 1 Bryant Park New York, NY 10036	6.70%

SPDR EURO STOXX SMALL CAP ETF	Citibank, N.A. 3800 Citigroup Center Tampa, FL 33610	19.81%

	Bank of America N.A./ GWIM TRUST OPERATIONS 414 N. Akard Street Dallas, TX 75201	19.80%

	TD Ameritrade Clearing, Inc. 200 S 108th Avenue Omaha, NE 68154	17.71%

	Charles Schwab & Co., Inc. 101 Montgomery Street San Francisco, CA 94104	11.14%

	National Financial Services Corporation 200 Liberty Street New York, NY 10281	6.09%

SPDR MSCI ACWI EX-US ETF	Charles Schwab & Co., Inc. 101 Montgomery Street San Francisco, CA 94104	37.36%

	National Financial Services Corporation 200 Liberty Street New York, NY 10281	10.29%

	State Street Bank & Trust Company 1776 Heritage Drive N. Quincy, MA 02171	10.11%

	The Bank of New York Mellon One Wall Street New York, NY 10286	7.32%

	Bank of America N.A./ GWIM TRUST OPERATIONS 414 N. Akard Street Dallas, TX 75201	5.68%

SPDR MSCI ACWI LOW CARBON TARGET ETF	State Street Bank & Trust Company 1776 Heritage Drive N. Quincy, MA 02171	52.96%

	Charles Schwab & Co., Inc. 101 Montgomery Street San Francisco, CA 94104	12.76%

SPDR MSCI EAFE FOSSIL FUEL RESERVES FREE ETF	Charles Schwab & Co., Inc. 101 Montgomery Street San Francisco, CA 94104	32.18%

	Goldman, Sachs & Co. LLC 180 Maiden Lane New York, NY 10038	29.78%

	U.S. Bank National Association 425 Walnut Street Cincinnati, OH 45202	12.86%

SPDR MSCI EAFE STRATEGICFACTORS ETF	American Enterprise Investment Services Inc. 2723 Ameriprise Financial Center Minneapolis, MN 55474	42.40%

	TD Ameritrade Clearing, Inc. 200 S 108th Avenue Omaha, NE 68154	16.89%

	Charles Schwab & Co., Inc. 101 Montgomery Street San Francisco, CA 94104	11.66%

	The Bank of New York Mellon/ Mellon Trust of New England, National Association Three Mellon Bank Center Pittsburgh, PA 15259	9.19%

	National Financial Services Corporation 200 Liberty Street New York, NY 10281	6.61%

SPDR MSCI EMERGING MARKETS FOSSIL FUEL RESERVES FREE ETF	Charles Schwab & Co., Inc. 101 Montgomery Street San Francisco, CA 94104	50.56%

	Goldman, Sachs & Co. LLC 180 Maiden Lane New York, NY 10038	21.61%

	J.P. Morgan Securities LLC 383 Madison Avenue New York, NY 10179	9.47%

	Vanguard Marketing Corporation 455 Devon Park Drive Wayne, PA 19087	5.37%

SPDR MSCI EMERGING MARKETS STRATEGICFACTORS ETF	The Bank of New York Mellon One Wall Street New York, NY 10286	34.77%

	Charles Schwab & Co., Inc. 101 Montgomery Street San Francisco, CA 94104	14.88%

	State Street Bank & Trust Company 1776 Heritage Drive N. Quincy, MA 02171	9.56%

	TD Ameritrade Clearing, Inc. 200 S 108th Avenue Omaha, NE 68154	8.92%

	Bank of America N.A./ GWIM TRUST OPERATIONS 414 N. Akard Street Dallas, TX 75201	7.84%

	National Financial Services Corporation 200 Liberty Street New York, NY 10281	5.23%

SPDR MSCI WORLD STRATEGICFACTORS ETF	Pershing LLC One Pershing Plaza Jersey City, NJ 07399	35.04%

	J.P. Morgan Securities LLC 383 Madison Avenue New York, NY 10179	17.24%

	Charles Schwab & Co., Inc. 101 Montgomery Street San Francisco, CA 94104	14.32%

	TD Ameritrade Clearing, Inc. 200 S 108th Avenue Omaha, NE 68154	12.97%

	National Financial Services Corporation 200 Liberty Street New York, NY 10281	11.56%

SPDR PORTFOLIO DEVELOPED WORLD EX-US ETF	TD Ameritrade Clearing, Inc. 200 S 108th Avenue Omaha, NE 68154	37.94%

	Charles Schwab & Co., Inc. 101 Montgomery Street San Francisco, CA 94104	11.66%

	National Financial Services Corporation 200 Liberty Street New York, NY 10281	9.48%

	Citibank, N.A. 3800 Citigroup Center Tampa, FL 33610	6.83%

	State Street Bank & Trust Company 1776 Heritage Drive N. Quincy, MA 02171	5.75%

	Pershing LLC One Pershing Plaza Jersey City, NJ 073991	5.62%

SPDR PORTFOLIO EMERGING MARKETS ETF	TD Ameritrade Clearing, Inc. 200 S 108th Avenue Omaha, NE 68154	41.27%

	National Financial Services Corporation 200 Liberty Street New York, NY 10281	7.81%

	Charles Schwab & Co., Inc. 101 Montgomery Street San Francisco, CA 94104	7.73%

	The Northern Trust Company 50 South LaSalle Street Chicago, IL 60675	5.33%

SPDR PORTFOLIO EUROPE ETF (FORMERLY, SPDR STOXX EUROPE 50 ETF)	Charles Schwab & Co., Inc. 101 Montgomery Street San Francisco, CA 94104	25.85%

	National Financial Services Corporation 200 Liberty Street New York, NY 10281	19.40%

	Morgan Stanley Smith Barney LLC 1 Harborside Financial Center, Plaza II Jersey City, NJ 07311	8.11%

	Merrill Lynch, Pierce, Fenner & Smith Inc. 1 Bryant Park New York, NY 10036	7.39%

	State Street Bank & Trust Company 1776 Heritage Drive North Quincy, MA 02171	7.24%

	TD Ameritrade Clearing, Inc. 200 S 108th Avenue Omaha, NE 68154	5.58%

	Pershing LLC One Pershing Plaza Jersey City, NJ 07399	5.35%

	UBS Financial Services Inc. 1000 Harbor Boulevard Weehawken, NJ 07086	5.30%

SPDR PORTFOLIO MSCI GLOBAL STOCK MARKET ETF (FORMERLY, SPDR MSCI ACWI IMI ETF)	Charles Schwab & Co., Inc. 101 Montgomery Street San Francisco, CA 94104	55.44%

	TD Ameritrade Clearing, Inc. 200 S 108th Avenue Omaha, NE 68154	8.43%

	National Financial Services Corporation 200 Liberty Street New York, NY 10281	6.68%

	J.P. Morgan Securities LLC 383 Madison Avenue New York, NY 10179	6.52%

	SEI Private Trust Company 1 Freedom Valley Drive Oaks, PA 19456	6.42%

SPDR S&P CHINA ETF	Citibank, N.A. 3800 Citigroup Center Tampa, FL 33610	37.60%

	National Financial Services Corporation 200 Liberty Street New York, NY 10281	8.55%

	Charles Schwab & Co., Inc. 101 Montgomery Street San Francisco, CA 94104	7.84%

	The Bank of New York Mellon One Wall Street New York, NY 10286	5.91%

	Morgan Stanley Smith Barney LLC 1 Harborside Financial Center, Plaza II Jersey City, NJ 07311	5.44%

SPDR S&P EMERGING ASIA PACIFIC ETF	Citibank, N.A. 3800 Citigroup Center Tampa, FL 33610	12.15%

	Charles Schwab & Co., Inc. 101 Montgomery Street San Francisco, CA 94104	11.36%

	National Financial Services Corporation 200 Liberty Street New York, NY 10281	9.55%

	TD Ameritrade Clearing, Inc. 200 S 108th Avenue Omaha, NE 68154	8.81%

	Pershing LLC One Pershing Plaza Jersey City, NJ 07399	6.70%

SPDR S&P EMERGING MARKETS DIVIDEND ETF	Charles Schwab & Co., Inc. 101 Montgomery Street San Francisco, CA 94104	18.97%

	National Financial Services Corporation 200 Liberty Street New York, NY 10281	12.18%

	Fifth Third Bank Fifth Third Center Cincinnati, OH 45263	10.27%

	Wells Fargo Clearing Services, LLC 1 North Jefferson Avenue St. Louis, MO 63103	9.19%

	TD Ameritrade Clearing, Inc. 200 S 108th Avenue Omaha, NE 68154	8.48%

SPDR S&P EMERGING MARKETS SMALL CAP ETF	TD Ameritrade Clearing, Inc. 200 S 108th Avenue Omaha, NE 68154	24.73%

	Charles Schwab & Co., Inc. 101 Montgomery Street San Francisco, CA 94104	22.88%

	National Financial Services Corporation 200 Liberty Street New York, NY 10281	9.57%

SPDR S&P GLOBAL DIVIDEND ETF	Charles Schwab & Co., Inc. 101 Montgomery Street San Francisco, CA 94104	32.80%

	National Financial Services Corporation 200 Liberty Street New York, NY 10281	16.33%

	American Enterprise Investment Services Inc. 2723 Ameriprise Financial Center Minneapolis, MN 55474	8.99%

	TD Ameritrade Clearing, Inc. 200 S 108th Avenue Omaha, NE 68154	8.34%

	Morgan Stanley Smith Barney LLC 1 Harborside Financial Center, Plaza II Jersey City, NJ 07311	5.97%

SPDR S&P GLOBAL INFRASTRUCTURE ETF	Charles Schwab & Co., Inc. 101 Montgomery Street San Francisco, CA 94104	24.43%

	Citibank, N.A. 3800 Citigroup Center Tampa, FL 33610	22.34%

	National Financial Services Corporation 200 Liberty Street New York, NY 10281	9.66%

	JPMorgan Chase Bank, National Association 14201 Dallas Parkway Dallas, TX 75254	7.65%

	TD Ameritrade Clearing, Inc. 200 S 108th Avenue Omaha, NE 68154	6.54%

SPDR S&P GLOBAL NATURAL RESOURCES ETF	National Financial Services Corporation 200 Liberty Street New York, NY 10281	15.86%

	Charles Schwab & Co., Inc. 101 Montgomery Street San Francisco, CA 94104	14.21%

	The Bank of New York Mellon One Wall Street New York, NY 10286	12.07%

	TD Ameritrade Clearing, Inc. 200 S 108th Avenue Omaha, NE 68154	8.01%

	The Northern Trust Company 50 South LaSalle Street Chicago, IL 60675	7.93%

	The Bank of New York Mellon/ Mellon Trust of New England, National Association Three Mellon Bank Center Pittsburgh, PA 15259	5.69%

SPDR S&P INTERNATIONAL DIVIDEND ETF	Charles Schwab & Co., Inc. 101 Montgomery Street San Francisco, CA 94104	18.93%

	National Financial Services Corporation 200 Liberty Street New York, NY 10281	14.46%

	Merrill Lynch, Pierce, Fenner & Smith Inc. 1 Bryant Park New York, NY 10036	10.78%

	Morgan Stanley Smith Barney LLC 1 Harborside Financial Center, Plaza II Jersey City, NJ 07311	9.88%

	Wells Fargo Clearing Services, LLC 1 North Jefferson Avenue St. Louis, MO 63103	6.36%

	UBS Financial Services Inc. 1000 Harbor Boulevard Weehawken, NJ 07086	5.27%

SPDR S&P INTERNATIONAL SMALL CAP ETF	TD Ameritrade Clearing, Inc. 200 S 108th Avenue Omaha, NE 68154	25.77%

	National Financial Services Corporation 200 Liberty Street New York, NY 10281	16.10%

	Charles Schwab & Co., Inc. 101 Montgomery Street San Francisco, CA 94104	9.86%

	State Street Bank & Trust Company 1776 Heritage Drive North Quincy, MA 02171	8.52%

	Pershing LLC One Pershing Plaza Jersey City, NJ 07399	5.30%

SPDR S&P NORTH AMERICAN NATURAL RESOURCES ETF	TD Ameritrade Clearing, Inc. 200 S 108th Avenue Omaha, NE 68154	93.74%

SPDR SOLACTIVE CANADA ETF	Charles Schwab & Co., Inc. 101 Montgomery Street San Francisco, CA 94104	44.54%

	Fifth Third Bank Fifth Third Center Cincinnati, OH 45263	19.25%

	National Financial Services Corporation 200 Liberty Street New York, NY 10281	10.60%

	J.P. Morgan Securities LLC 383 Madison Avenue New York, NY 10179	5.87%

SPDR SOLACTIVE GERMANY ETF	Charles Schwab & Co., Inc. 101 Montgomery Street San Francisco, CA 94104	70.49%

	TD Ameritrade Clearing, Inc. 200 S 108th Avenue Omaha, NE 68154	6.76%

	National Financial Services Corporation 200 Liberty Street New York, NY 10281	5.98%

SPDR SOLACTIVE HONG KONG ETF	Bank of America N.A./ GWIM TRUST OPERATIONS 414 N. Akard Street Dallas, TX 75201	48.00%

	Charles Schwab & Co., Inc. 101 Montgomery Street San Francisco, CA 94104	39.45%

SPDR SOLACTIVE JAPAN ETF	J.P. Morgan Securities LLC 383 Madison Avenue New York, NY 10179	26.19%

	National Financial Services Corporation 200 Liberty Street New York, NY 10281	20.47%

	Charles Schwab & Co., Inc. 101 Montgomery Street San Francisco, CA 94104	13.39%

	Bank of America N.A./ GWIM TRUST OPERATIONS 414 N. Akard Street Dallas, TX 75201	11.13%

	E*TRADE Securities LLC 11 Times Square 32nd Floor New York, NY 10036	8.92%

SPDR SOLACTIVE UNITED KINGDOM ETF	Charles Schwab & Co., Inc. 101 Montgomery Street San Francisco, CA 94104	76.91%

	National Financial Services Corporation 200 Liberty Street New York, NY 10281	6.97%

An Authorized Participant (as defined below) may hold of record more than 25% of the outstanding Fund Shares of a Fund. From time to time, Authorized Participants may be a beneficial and/or legal owner of a Fund, may be affiliated with an index provider, may be deemed to have control of the applicable Fund and/or may be able to affect the outcome of matters presented for a vote of the shareholders of a Fund. Authorized Participants may execute an irrevocable proxy granting the Distributor or another affiliate of State Street (the “Agent”) power to vote or abstain from voting such Authorized Participant’s beneficially or legally owned Fund Shares. In such cases, the Agent shall mirror vote (or abstain from voting) such Fund Shares in the same proportion as all other beneficial owners of the Fund.

As of January 3, 2020, to the knowledge of the Trust, the following persons held of record or beneficially through one or more accounts 25% or more of the outstanding shares of the Fund.

FUND NAME	COMPANY NAME AND ADDRESS	% OWNERSHIP
SPDR DOW JONES INTERNATIONAL REAL ESTATE ETF	Wells Fargo Bank, National Association 733 Marquette Avenue South Minneapolis, MN 55479	28.32%

SPDR MSCI ACWI EX-US ETF	Charles Schwab & Co., Inc. 101 Montgomery Street San Francisco, CA 94104	37.36%

SPDR MSCI ACWI LOW CARBON TARGET ETF	State Street Bank & Trust Company 1776 Heritage Drive N. Quincy, MA 02171	52.96%

SPDR MSCI EAFE FOSSIL FUEL RESERVES FREE ETF	Charles Schwab & Co., Inc. 101 Montgomery Street San Francisco, CA 94104	32.18%

	Goldman, Sachs & Co. LLC 180 Maiden Lane New York, NY 10038	29.78%

SPDR MSCI EAFE STRATEGICFACTORS ETF	American Enterprise Investment Services Inc. 2723 Ameriprise Financial Center Minneapolis, MN 55474	42.40%

SPDR MSCI EMERGING MARKETS FOSSIL FUEL RESERVES FREE ETF	Charles Schwab & Co., Inc. 101 Montgomery Street San Francisco, CA 94104	50.56%

SPDR MSCI EMERGING MARKETS STRATEGICFACTORS ETF	The Bank of New York Mellon One Wall Street New York, NY 10286	34.77%

SPDR MSCI WORLD STRATEGICFACTORS ETF	Pershing LLC One Pershing Plaza Jersey City, NJ 07399	35.04%

SPDR PORTFOLIO DEVELOPED WORLD EX-US ETF	TD Ameritrade Clearing, Inc. 200 S 108th Avenue Omaha, NE 68154	37.94%

SPDR PORTFOLIO EMERGING MARKETS ETF	TD Ameritrade Clearing, Inc. 200 S 108th Avenue Omaha, NE 68154	41.27%

SPDR PORTFOLIO EUROPE ETF (FORMERLY, SPDR STOXX EUROPE 50 ETF)	Charles Schwab & Co., Inc. 101 Montgomery Street San Francisco, CA 94104	25.85%

SPDR PORTFOLIO MSCI GLOBAL STOCK MARKET ETF (FORMERLY, SPDR MSCI ACWI IMI ETF)	Charles Schwab & Co., Inc. 101 Montgomery Street San Francisco, CA 94104	55.44%

SPDR S&P CHINA ETF	Citibank, N.A. 3800 Citigroup Center Tampa, FL 33610	37.60%

SPDR S&P GLOBAL DIVIDEND ETF	Charles Schwab & Co., Inc. 101 Montgomery Street San Francisco, CA 94104	32.80%

SPDR S&P INTERNATIONAL SMALL CAP ETF	TD Ameritrade Clearing, Inc. 200 S 108th Avenue Omaha, NE 68154	25.77%

SPDR S&P NORTH AMERICAN NATURAL RESOURCES ETF	TD Ameritrade Clearing, Inc. 200 S 108th Avenue Omaha, NE 68154	93.74%

SPDR SOLACTIVE CANADA ETF	Charles Schwab & Co., Inc. 101 Montgomery Street San Francisco, CA 94104	44.54%

SPDR SOLACTIVE GERMANY ETF	Charles Schwab & Co., Inc. 101 Montgomery Street San Francisco, CA 94104	70.49%

SPDR SOLACTIVE HONG KONG ETF	Bank of America N.A./ GWIM TRUST OPERATIONS 414 N. Akard Street Dallas, TX 75201	48.00%

	Charles Schwab & Co., Inc. 101 Montgomery Street San Francisco, CA 94104	39.45%

SPDR SOLACTIVE JAPAN ETF	J.P. Morgan Securities LLC 383 Madison Avenue New York, NY 10179	26.19%

SPDR SOLACTIVE UNITED KINGDOM ETF	Charles Schwab & Co., Inc. 101 Montgomery Street San Francisco, CA 94104	76.91%

The Trustees and Officers of the Trust, as a group, own less than 1% of the Trust’s voting securities as of December 31, 2019.

PURCHASE AND REDEMPTION OF CREATION UNITS

Each Fund issues and redeems its Fund Shares on a continuous basis, at net asset value, only in a large specified number of Fund Shares called a “Creation Unit,” either principally in-kind for securities included in the relevant Index or in cash for the value of such securities. The value of each Fund is determined once each business day, as described under “Determination of Net Asset Value.” Creation Unit sizes are 50,000 Shares per Creation Unit, except as otherwise set forth in the table below. The Creation Unit size for a Fund may change. Authorized Participants (as defined below) will be notified of such change. The principal consideration for creations and redemptions for each Fund is in-kind.

Fund	Creation Unit Size
SPDR EURO STOXX Small Cap ETF	25,000
SPDR MSCI ACWI ex-US ETF	200,000
SPDR MSCI ACWI Low Carbon Target ETF	100,000
SPDR MSCI Emerging Markets StrategicFactors ETF	25,000
SPDR MSCI World StrategicFactors ETF	100,000
SPDR Portfolio Developed World ex-US ETF	200,000
SPDR Portfolio Emerging Markets ETF	100,000
SPDR Portfolio Europe ETF	150,000
SPDR Portfolio MSCI Global Stock Market ETF	100,000

Fund	Creation Unit Size
SPDR S&P Emerging Asia Pacific ETF	100,000
SPDR S&P Emerging Markets Small Cap ETF	100,000
SPDR S&P Global Dividend ETF	25,000
SPDR S&P Global Natural Resources ETF	25,000
SPDR S&P International Small Cap ETF	100,000
SPDR S&P North American Natural Resources ETF	25,000
SPDR Solactive Canada ETF	25,000
SPDR Solactive Germany ETF	25,000
SPDR Solactive Hong Kong ETF	25,000
SPDR Solactive Japan ETF	100,000
SPDR Solactive United Kingdom ETF	25,000

PURCHASE (CREATION). The Trust issues and sells Fund Shares of each Fund only: in Creation Units on a continuous basis through the Principal Underwriter, without a sales load (but subject to transaction fees), at their NAV per share next determined after receipt of an order, on any Business Day (as defined below), in proper form pursuant to the terms of the Authorized Participant Agreement (“Participant Agreement”). A “Business Day” with respect to a Fund is, generally, any day on which the NYSE is open for business.

FUND DEPOSIT. The consideration for purchase of a Creation Unit of a Fund generally consists of either (i) the in-kind deposit of a designated portfolio of securities (the “Deposit Securities”) per each Creation Unit, constituting a substantial replication, or a portfolio sampling representation, of the securities included in the relevant Fund’s benchmark Index and the Cash Component (defined below), computed as described below or (ii) the cash value of the Deposit Securities (“Deposit Cash”) and the “Cash Component,” computed as described below. When accepting purchases of Creation Units for cash, a Fund may incur additional costs associated with the acquisition of Deposit Securities that would otherwise be provided by an in-kind purchaser.

Together, the Deposit Securities or Deposit Cash, as applicable, and the Cash Component constitute the “Fund Deposit,” which represents the minimum initial and subsequent investment amount for a Creation Unit of a Fund. The “Cash Component,” which may include a Dividend Equivalent Payment, is an amount equal to the difference between the net asset value of the Fund Shares (per Creation Unit) and the market value of the Deposit Securities or Deposit Cash, as applicable. The “Dividend Equivalent Payment” enables a Fund to make a complete distribution of dividends on the day preceding the next dividend payment date, and is an amount equal, on a per Creation Unit basis, to the dividends on all the portfolio securities of the Fund (“Dividend Securities”) with ex-dividend dates within the accumulation period for such distribution (the “Accumulation Period”), net of expenses and liabilities for such period, as if all of the Dividend Securities had been held by the Fund for the entire Accumulation Period. The Accumulation Period begins on the ex-dividend date for each Fund and ends on the day preceding the next ex-dividend date. If the Cash Component is a positive number (i.e., the net asset value per Creation Unit exceeds the market value of the Deposit Securities or Deposit Cash, as applicable), the Cash Component shall be such positive amount. If the Cash Component is a negative number (i.e., the net asset value per Creation Unit is less than the market value of the Deposit Securities or Deposit Cash, as applicable), the Cash Component shall be such negative amount and the creator will be entitled to receive cash in an amount equal to the Cash Component. The Cash Component serves the function of compensating for any differences between the net asset value per Creation Unit and the market value of the Deposit Securities or Deposit Cash, as applicable. Computation of the Cash Component excludes any stamp duty or other similar fees and expenses payable upon transfer of beneficial ownership of the Deposit Securities, if applicable, which shall be the sole responsibility of the Authorized Participant (as defined below).

The Custodian, through NSCC, makes available on each Business Day, prior to the opening of business on the Exchange (currently 9:30 a.m., Eastern time), the list of the names and the required number of shares of each Deposit Security or the required amount of Deposit Cash, as applicable, to be included in the current Fund Deposit (based on information at the end of the previous Business Day) for a Fund. Such Fund Deposit is subject to any applicable adjustments as described below, in order to effect purchases of Creation Units of a Fund until such time as the next-announced composition of the Deposit Securities or the required amount of Deposit Cash, as applicable, is made available.

The identity and number of shares of the Deposit Securities or the amount of Deposit Cash, as applicable, required for a Fund Deposit for each Fund changes as rebalancing adjustments, interest payments and corporate action events are reflected from time to time by the Adviser with a view to the investment objective of the Fund. Information regarding the Fund Deposit necessary for the purchase of a Creation Unit is made available to Authorized Participants and other market participants seeking to transact in Creation Unit aggregations. The composition of the Deposit Securities may also change in response to adjustments to the weighting or composition of the component securities of a Fund’s Index.

As noted above, the Trust reserves the right to permit or require the substitution of Deposit Cash to replace any Deposit Security, which shall be added to the Cash Component, including, without limitation, in situations where the Deposit Security: (i) may not be available in sufficient quantity for delivery; (ii) may not be eligible for transfer through the systems of DTC for corporate securities and municipal securities or the Federal Reserve System for U.S. Treasury securities; (iii) may not be eligible for trading by an Authorized Participant (as defined below) or the investor for which it is acting; (iv) would be restricted under the securities laws or where the delivery of the Deposit Security to the Authorized Participant would result in the disposition of the Deposit Security by the Authorized Participant becoming restricted under the securities laws; or (v) in certain other situations (collectively, “non-standard orders”). The Trust also reserves the right to: (i) permit or require the substitution of Deposit Securities in lieu of Deposit Cash; and (ii) include or remove Deposit Securities from the basket in anticipation of index rebalancing changes. The adjustments described above will reflect changes, known to the Adviser on the date of announcement to be in effect by the time of delivery of the Fund Deposit, in the composition of the subject Index being tracked by the relevant Fund or resulting from certain corporate actions.

PROCEDURES FOR PURCHASE OF CREATION UNITS. To be eligible to place orders with the Principal Underwriter, as facilitated via the Transfer Agent, to purchase a Creation Unit of a Fund, an entity must be (i) a “Participating Party”, i.e., a broker-dealer or other participant in the clearing process through the Continuous Net Settlement System of the NSCC (the “Clearing Process”), a clearing agency that is registered with the SEC; or (ii) a DTC Participant (see “BOOK ENTRY ONLY SYSTEM”). In addition, each Participating Party or DTC Participant (each, an “Authorized Participant”) must execute a Participant Agreement that has been agreed to by the Principal Underwriter and the Transfer Agent, and that has been accepted by the Trust, with respect to purchases and redemptions of Creation Units. Each Authorized Participant will agree, pursuant to the terms of a Participant Agreement, on behalf of itself or any investor on whose behalf it will act, to certain conditions, including that it will pay to the Trust, an amount of cash sufficient to pay the Cash Component together with the creation transaction fee (described below) and any other applicable fees, taxes and additional variable charge.

All orders to purchase Fund Shares directly from a Fund, including non-standard orders, must be placed for one or more Creation Units and in the manner and by the time set forth in the Participant Agreement and/or the applicable order form. The date on which an order to purchase Creation Units (or an order to redeem Creation Units, as set forth below) is received and accepted is referred to as the “Order Placement Date.”

An Authorized Participant may require an investor to make certain representations or enter into agreements with respect to the order, (e.g., to provide for payments of cash, when required). Investors should be aware that their particular broker may not have executed a Participant Agreement and that, therefore, orders to purchase Fund Shares directly from a Fund in Creation Units have to be placed by the investor’s broker through an Authorized Participant that has executed a Participant Agreement. In such cases there may be additional charges to such investor. At any given time, there may be only a limited number of broker-dealers that have executed a Participant Agreement and only a small number of such Authorized Participants may have international capabilities.

On days when the Exchange closes earlier than normal, a Fund may require orders to create Creation Units to be placed earlier in the day. In addition, if a market or markets on which a Fund’s investments are primarily traded is closed, the Fund will also generally not accept orders on such day(s). Orders must be transmitted by an Authorized Participant by telephone or other transmission method acceptable to the Distributor pursuant to procedures set forth in the Participant Agreement and in accordance with the applicable order form. Those placing orders through an Authorized Participant should allow sufficient time to permit proper submission of the purchase order by the cut-off time. Economic or market disruptions or changes, or telephone or other communication failure may impede the ability to reach the Distributor or an Authorized Participant.

Fund Deposits must be delivered by an Authorized Participant through the Federal Reserve System (for cash and U.S. government securities) or through DTC (for corporate securities), through a subcustody agent (for foreign securities) and/or through such other arrangements allowed by the Trust or its agents. With respect to foreign Deposit Securities, the Custodian shall cause the subcustodian of such Fund to maintain an account into which the Authorized Participant shall deliver, on behalf of itself or the party on whose behalf it is acting, such Deposit Securities. Foreign Deposit Securities must be delivered to an account maintained at the applicable local subcustodian. The Fund Deposit transfer must be ordered by the Authorized Participant in a timely fashion so as to ensure the delivery of the requisite number of Deposit Securities or Deposit Cash, as applicable, to the account of a Fund or its agents by no later than the Settlement Date. The “Settlement Date” for a Fund is generally the second Business Day (“T+2”) after the Order Placement Date.

All questions as to the number of Deposit Securities or Deposit Cash to be delivered, as applicable, and the validity, form and eligibility (including time of receipt) for the deposit of any tendered securities or cash, as applicable, will be determined by the Trust, whose determination shall be final and binding. The amount of cash represented by the Cash Component must be transferred directly to the Custodian through the Federal Reserve Bank wire transfer system in a timely manner so as to be received by the Custodian no later than the Settlement Date. If the Cash Component and the Deposit Securities or Deposit Cash, as applicable, are not received in a timely manner by the Settlement Date, the creation order may be cancelled. Upon written notice to the Distributor, such canceled order may be resubmitted the following Business Day using a Fund Deposit as newly constituted to reflect the then current NAV of the Fund. The delivery of Creation Units so created generally will occur no later than the second Business Day, following the day on which the purchase order is deemed received by the Distributor.

The order shall be deemed to be received on the Business Day on which the order is placed provided that the order is placed in proper form prior to the applicable cut-off time and the federal funds in the appropriate amount are deposited by 2:00 p.m. or 3:00 p.m. Eastern time (per applicable instructions), with the Custodian on the Settlement Date. If the order is not placed in proper form as required, or federal funds in the appropriate amount are not received by 2:00 p.m. or 3:00 p.m. Eastern time (per applicable instructions) on the Settlement Date, then the order may be deemed to be rejected and the Authorized Participant shall be liable to the Fund for losses, if any, resulting therefrom. A creation request is considered to be in “proper form” if all procedures set forth in the Participant Agreement, order form and this SAI are properly followed.

ISSUANCE OF A CREATION UNIT. Except as provided herein, Creation Units will not be issued until the transfer of good title to the Trust of the Deposit Securities or payment of Deposit Cash, as applicable, and the payment of the Cash Component have been completed. When the subcustodian has confirmed to the Custodian that the required Deposit Securities (or the cash value thereof) have been delivered to the account of the relevant subcustodian or subcustodians, the Principal Underwriter and the Adviser shall be notified of such delivery, and the Trust will issue and cause the delivery of the Creation Units.

In instances where the Trust accepts Deposit Securities for the purchase of a Creation Unit, the Creation Unit may be purchased in advance of receipt by the Trust of all or a portion of the applicable Deposit Securities as described below. In these circumstances, the initial deposit will have a value greater than the net asset value of the Fund Shares on the date the order is placed in proper form since in addition to available Deposit Securities, cash must be deposited in an amount equal to the sum of (i) the Cash Component, plus (ii) an additional amount of cash equal to a percentage of the market value as set forth in the Participant Agreement, of the undelivered Deposit Securities (the “Additional Cash Deposit”), which shall be maintained in a general non-interest bearing collateral account. An additional amount of cash shall be required to be deposited with the Trust, pending delivery of the missing Deposit Securities to the extent necessary to maintain the Additional Cash Deposit with the Trust in an amount at least equal to the applicable percentage, as set forth in the Participant Agreement, of the daily marked to market value of the missing Deposit Securities. The Trust may use such Additional Cash Deposit to buy the missing Deposit Securities at any time. Authorized Participants will be liable to the Trust for all costs, expenses, dividends, income and taxes associated with missing Deposit Securities, including the costs incurred by the Trust in connection with any such purchases. These costs will be deemed to include the amount by which the actual purchase price of the Deposit Securities exceeds the market value of such Deposit Securities on the day the purchase order was deemed received by the Principal Underwriter plus the brokerage and related transaction costs associated with such purchases. The Trust will return any unused portion of the Additional Cash Deposit once all of the missing Deposit Securities have been properly received by the Custodian or purchased by the Trust and deposited into the Trust. In addition, a transaction fee as set forth below under “Creation Transaction Fees” will be charged in all cases and an additional variable charge may also be applied. The delivery of Creation Units so created generally will occur no later than the Settlement Date.

ACCEPTANCE OF ORDERS OF CREATION UNITS. The Trust reserves the absolute right to reject an order for Creation Units transmitted in respect of a Fund at its discretion, including, without limitation, if (a) the order is not in proper form; (b) the Deposit Securities or Deposit Cash, as applicable, delivered by the Participant are not as disseminated through the facilities of the NSCC for that date by the Custodian; (c) the investor(s), upon obtaining the Fund Shares ordered, would own 80% or more of the currently outstanding Fund Shares of the Fund; (d) acceptance of the Deposit Securities would have certain adverse tax consequences to the Fund; (e) the acceptance of the Fund Deposit would, in the opinion of counsel, be unlawful; (f) the acceptance of the Fund Deposit would otherwise, in the discretion of the Trust or the Adviser, have an adverse effect on the Trust or the rights of beneficial owners; (g) the acceptance or receipt of the order for a Creation Unit would, in the opinion of counsel to the Trust, be unlawful; or (h) in the event that circumstances outside the control of the Trust, the Custodian, the Transfer Agent and/or the Adviser make it for all practical purposes not feasible to process orders for Creation Units. Examples of such circumstances include acts of God or public service or utility problems such as fires, floods, extreme weather conditions and power outages resulting in telephone, telecopy and computer failures; market conditions or activities causing trading halts; systems failures involving computer or other information systems affecting the Trust, the Principal Underwriter, the Custodian, the Transfer Agent, DTC, NSCC, Federal Reserve System, or any other participant in the creation process, and other extraordinary events. The Trust or its agents shall communicate to the Authorized Participant its rejection of an order. The Trust, the Transfer Agent, the Custodian and the Principal Underwriter are under no duty, however, to give notification of any defects or irregularities in the delivery of Fund Deposits nor shall either of them incur any liability for the failure to give any such notification. The Trust, the Transfer Agent, the Custodian and the Principal Underwriter shall not be liable for the rejection of any purchase order for Creation Units.

All questions as to the number of shares of each security in the Deposit Securities and the validity, form, eligibility and acceptance for deposit of any securities to be delivered shall be determined by the Trust, and the Trust’s determination shall be final and binding.

REDEMPTION. Fund Shares may be redeemed only in Creation Units at their net asset value next determined after receipt of a redemption request in proper form by a Fund through the Transfer Agent and only on a Business Day. EXCEPT UPON LIQUIDATION OF A FUND, THE TRUST WILL NOT REDEEM FUND SHARES IN AMOUNTS LESS THAN CREATION UNITS. Investors must accumulate enough Fund Shares in the secondary market to constitute a Creation Unit in order to have such Fund Shares redeemed by the Trust. There can be no assurance, however, that there will be sufficient liquidity in the public trading market at any time to permit assembly of a Creation Unit. Investors should expect to incur brokerage and other costs in connection with assembling a sufficient number of Fund Shares to constitute a redeemable Creation Unit.

With respect to each Fund, the Custodian, through the NSCC, makes available prior to the opening of business on the Exchange (currently 9:30 a.m. Eastern time) on each Business Day, the list of the names and share quantities of each Fund’s portfolio securities that will be applicable (subject to possible amendment or correction) to redemption requests received in proper form (as defined below) on that day (“Fund Securities”). Fund Securities received on redemption may not be identical to Deposit Securities.

Redemption proceeds for a Creation Unit are paid either in-kind or in cash, or a combination thereof, as determined by the Trust. With respect to in-kind redemptions of a Fund, redemption proceeds for a Creation Unit will consist of Fund Securities—as announced by the Custodian prior to the opening of business on the Business Day of the request for redemption received in proper form plus cash in an amount equal to the difference between the net asset value of the Fund Shares being redeemed, as next determined after a receipt of a request in proper form, and the value of the Fund Securities (the “Cash Redemption Amount”), less a fixed redemption transaction fee and any applicable additional variable charge as set forth below. In the event that the Fund Securities have a value greater than the net asset value of the Fund Shares, a compensating cash payment equal to the differential is required to be made by or through an Authorized Participant by the redeeming shareholder. Notwithstanding the foregoing, at the Trust’s discretion, an Authorized Participant may receive the corresponding cash value of the securities in lieu of the in-kind securities value representing one or more Fund Securities.

PROCEDURES FOR REDEMPTION OF CREATION UNITS. After the Trust has deemed an order for redemption received, the Trust will initiate procedures to transfer the requisite Fund Securities and the Cash Redemption Amount to the Authorized Participant by the Settlement Date. With respect to in-kind redemptions of a Fund, the calculation of the value of the Fund Securities and the Cash Redemption Amount to be delivered upon redemption will be made by the Custodian according to the procedures set forth under “Determination of Net Asset Value”, computed on the Business Day on which a redemption order is deemed received by the Trust. Therefore, if a redemption order in proper form is submitted to the Principal Underwriter by a DTC Participant by the specified time on the Order Placement Date, and the requisite number of Fund Shares of a Fund are delivered to the Custodian prior to 2:00 p.m. or 3:00 p.m. Eastern time (per applicable instructions) on the Settlement Date, then the value of the Fund Securities and the Cash Redemption Amount to be delivered will be determined by the Custodian on such Order Placement Date. If the requisite number of Fund Shares of the Fund are not delivered by 2:00 p.m. or 3:00 p.m. Eastern time (per applicable instructions) on the Settlement Date, the Fund will not release the underlying securities for delivery unless collateral is posted in such percentage amount of missing Fund Shares as set forth in the Participant Agreement (marked to market daily).

With respect to in-kind redemptions of a Fund, in connection with taking delivery of shares of Fund Securities upon redemption of Creation Units, an Authorized Participant must maintain appropriate custody arrangements with a qualified broker-dealer, bank or other custody providers in each jurisdiction in which any of the Fund Securities are customarily traded (or such other arrangements as allowed by the Trust or its agents), to which account such Fund Securities will be delivered. Delivery of redemption proceeds for a Fund is generally T+2, or in the case of the Funds listed in the table (the “T+3 Funds”) below, the third Business Day (“T+3”) after the Order Placement Date.

Fund	Redemption Settlement Cycle
SPDR Dow Jones Global Real Estate ETF	T+3
SPDR Dow Jones International Real Estate ETF	T+3
SPDR MSCI ACWI ex-US ETF	T+3
SPDR MSCI ACWI Low Carbon Target ETF	T+3
SPDR MSCI EAFE Fossil Fuel Reserves Free ETF	T+3
SPDR MSCI EAFE StrategicFactors ETF	T+3
SPDR MSCI Emerging Markets Fossil Fuel Reserves Free ETF	T+3
SPDR MSCI Emerging Markets StrategicFactors ETF	T+3
SPDR MSCI World StrategicFactors ETF	T+3
SPDR Portfolio Developed World ex-US ETF	T+3
SPDR Portfolio Emerging Markets ETF	T+3
SPDR Portfolio MSCI Global Stock Market ETF	T+3
SPDR S&P Emerging Asia Pacific ETF	T+3
SPDR S&P Emerging Markets Dividend ETF	T+3
SPDR S&P Emerging Markets Small Cap ETF	T+3
SPDR S&P Global Dividend ETF	T+3
SPDR S&P Global Natural Resources ETF	T+3
SPDR S&P International Dividend ETF	T+3
SPDR S&P International Small Cap ETF	T+3
SPDR Solactive Japan ETF	T+3

Due to the schedule of holidays in certain countries, however, the delivery of in-kind redemption proceeds may take longer than two or three Business Days, as applicable, after the day on which the redemption request is received in proper form. The section below entitled “Local Market Holiday Schedules” identifies the instances where more than seven days would be needed to deliver redemption proceeds. Pursuant to an order of the SEC, in respect of the Fund, the Trust will make delivery of in-kind redemption proceeds within the number of days stated in the Local Market Holidays section to be the maximum number of days necessary to deliver redemption proceeds. If the Authorized Participant has not made appropriate arrangements to take delivery of the Fund Securities in the applicable foreign jurisdiction and it is not possible to make other such arrangements, or if it is not possible to effect deliveries of the Fund Securities in such jurisdiction, the Trust may, in its discretion, exercise its option to redeem such Fund Shares in cash, and the Authorized Participant will be required to receive its redemption proceeds in cash.

If it is not possible to make other such arrangements, or if it is not possible to effect deliveries of the Fund Securities, the Trust may in its discretion exercise its option to redeem such Fund Shares in cash, and the redeeming investor will be required to receive its redemption proceeds in cash. In addition, an investor may request a redemption in cash that a Fund may, in its sole discretion, permit. In either case, the investor will receive a cash payment equal to the NAV of its Fund Shares based on the NAV of Fund Shares of the relevant Fund next determined after the redemption request is received in proper form (minus a redemption transaction fee and additional charge for requested cash redemptions specified above, to offset the Trust’s brokerage and other transaction costs associated with the disposition of Fund Securities). A Fund may also, in its sole discretion, upon request of a shareholder, provide such redeemer a portfolio of securities that differs from the exact composition of the Fund Securities but does not differ in net asset value.

An Authorized Participant submitting a redemption request is deemed to represent to the Trust that, as of the close of the Business Day on which the redemption request was submitted, it (or its client) will own (within the meaning of Rule 200 of Regulation SHO) or has arranged to borrow for delivery to the Trust on or prior to the Settlement Date of the redemption request, the requisite number of Shares of the relevant Fund to be redeemed as a Creation Unit. In either case, the Authorized Participant is deemed to acknowledge that: (i) it (or its client) has full legal authority and legal right to tender for redemption the requisite number of Shares of the applicable Fund and to receive the entire proceeds of the redemption; and (ii) if such Shares submitted for redemption have been loaned or pledged to another party or are the subject of a repurchase agreement, securities lending agreement or any other arrangement affecting legal or beneficial ownership of such Shares being tendered, there are no restrictions precluding the tender and delivery of such Shares (including borrowed shares, if any) for redemption, free and clear of liens, on the redemption Settlement Date. The Trust reserves the right to verify these representations at its discretion, but will typically require verification with respect to a redemption request from a Fund in connection with higher levels of redemption activity and/or short interest in the Fund. If the Authorized Participant, upon receipt of a verification request, does not provide sufficient verification of its representations as determined by the Trust, the redemption request will not be considered to have been received in proper form and may be rejected by the Trust.

Redemptions of Fund Shares for Fund Securities will be subject to compliance with applicable federal and state securities laws and each Fund (whether or not it otherwise permits cash redemptions) reserves the right to redeem Creation Units for cash to the extent that the Trust could not lawfully deliver specific Fund Securities upon redemptions or could not do so without first registering the Fund Securities under such laws. An Authorized Participant or an investor for which it is acting subject to a legal restriction with respect to a particular security included in the Fund Securities applicable to the redemption of Creation Units may be paid an equivalent amount of cash. The Authorized Participant may request the redeeming investor of the Fund Shares to complete an order form or to enter into agreements with respect to such matters as compensating cash payment. Further, an Authorized Participant that is not a “qualified institutional buyer,” (“QIB”) as such term is defined under Rule 144A of the Securities Act, will not be able to receive Fund Securities that are restricted securities eligible for resale under Rule 144A. An Authorized Participant may be required by the Trust to provide a written confirmation with respect to QIB status in order to receive Fund Securities.

The right of redemption may be suspended or the date of payment postponed with respect to a Fund (1) for any period during which the Exchange is closed (other than customary weekend and holiday closings); (2) for any period during which trading on the Exchange is suspended or restricted; (3) for any period during which an emergency exists as a result of which disposal of the Fund Shares of the Fund or determination of the NAV of the Fund Shares is not reasonably practicable; or (4) in such other circumstance as is permitted by the SEC.

REQUIRED EARLY ACCEPTANCE OF ORDERS FOR CERTAIN INTERNATIONAL FUNDS. Notwithstanding the foregoing, as described in the Participant Agreement and/or applicable order form, certain Funds may require orders to be placed prior to the trade date, as described in the Participant Agreement or the applicable order form, in order to receive the trade date’s net asset value. The cut-off time to receive the trade date’s net asset value will not precede the calculation of the net asset value of a Fund’s shares on the prior Business Day. Orders to purchase Fund Shares of such Funds that are submitted on the Business Day immediately preceding a holiday or a day (other than a weekend) that the equity markets in the relevant foreign market are closed may not be accepted. Authorized Participants may be notified that the cut-off time for an order may be earlier on a particular Business Day, as described in the Participant Agreement and the applicable order form.

CREATION AND REDEMPTION TRANSACTION FEES. A transaction fee, as set forth in the table below, is imposed for the transfer and other transaction costs associated with the purchase or redemption of Creation Units, as applicable. Authorized Participants will be required to pay a fixed creation transaction fee and/or a fixed redemption transaction fee, as applicable, on a given day regardless of the number of Creation Units created or redeemed on that day. A Fund may adjust the transaction fee from time to time. An additional charge or a variable charge (discussed below) will be applied to certain creation and redemption transactions, including non-standard orders and whole or partial cash purchases or redemptions. With respect to creation orders, Authorized Participants are responsible for the costs of transferring the securities constituting the Deposit Securities to the account of the Trust and with respect to redemption orders, Authorized Participants are responsible for the costs of transferring the Fund Securities from the Trust to their account or on their order. Investors who use the services of a broker or other such intermediary may also be charged a fee for such services.

Creation and Redemption Transaction Fees:

FUND	TRANSACTION FEE*,**	MAXIMUM TRANSACTION FEE*,**
SPDR Dow Jones Global Real Estate ETF	$3,000	$12,000
SPDR Dow Jones International Real Estate ETF	$3,000	$12,000
SPDR EURO STOXX 50 ETF	$1,500	$6,000
SPDR EURO STOXX Small Cap ETF	$1,500	$6,000
SPDR MSCI ACWI ex-US ETF	$12,000	$48,000
SPDR MSCI ACWI Low Carbon Target ETF	$5,250	$21,000
SPDR MSCI EAFE Fossil Fuel Reserves Free ETF	$5,000	$20,000

FUND	TRANSACTION FEE*,**	MAXIMUM TRANSACTION FEE*,**
SPDR MSCI EAFE StrategicFactors ETF	$3,000	$12,000
SPDR MSCI Emerging Markets Fossil Reserves Free ETF	$2,000	$8,000
SPDR MSCI Emerging Markets StrategicFactors ETF	$5,000	$20,000
SPDR MSCI World StrategicFactors ETF	$7,500	$30,000
SPDR Portfolio Developed World ex-US ETF	$8,000	$32,000
SPDR Portfolio Emerging Markets ETF	$6,000	$24,000
SPDR Portfolio Europe ETF	$4,500	$18,000
SPDR Portfolio MSCI Global Stock Market ETF	$2,200	$8,800
SPDR S&P China ETF	$1,300	$5,200
SPDR S&P Emerging Asia Pacific ETF	$8,000	$32,000
SPDR S&P Emerging Markets Dividend ETF	$1,000	$4,000
SPDR S&P Emerging Markets Small Cap ETF	$5,000	$20,000
SPDR S&P Global Dividend ETF	$1,000	$4,000
SPDR S&P Global Infrastructure ETF	$2,000	$8,000
SPDR S&P Global Natural Resources ETF	$1,500	$6,000
SPDR S&P International Dividend ETF	$2,000	$8,000
SPDR S&P International Small Cap ETF	$5,500	$22,000
SPDR S&P North American Natural Resources ETF	$250	$1,000
SPDR Solactive Canada ETF	$1,250	$5,000
SPDR Solactive Germany ETF	$1,250	$5,000
SPDR Solactive Hong Kong ETF	$1,000	$4,000
SPDR Solactive Japan ETF	$3,500	$14,000
SPDR Solactive United Kingdom ETF	$1,750	$7,000

*

From time to time, a Fund may waive all or a portion of its applicable transaction fee(s). An additional charge of up to three (3) times the standard transaction fee may be charged to the extent a transaction is outside of the clearing process.

**

In addition to the transaction fees listed above, the Funds may charge an additional variable fee for creations and redemptions in cash to offset brokerage and impact expenses associated with the cash transaction. The variable transaction fee will be calculated based on historical transaction cost data and the Adviser’s view of current market conditions; however, the actual variable fee charged for a given transaction may be lower or higher than the trading expenses incurred by a Fund with respect to that transaction.

DETERMINATION OF NET ASSET VALUE

The following information supplements and should be read in conjunction with the sections in the applicable Prospectus entitled “PURCHASE AND SALE INFORMATION” and “ADDITIONAL PURCHASE AND SALE INFORMATION.”

Net asset value per Fund Share for each Fund is computed by dividing the value of the net assets of the Fund (i.e., the value of its total assets less total liabilities) by the total number of Fund Shares outstanding. Expenses and fees, including the management fees, are accrued daily and taken into account for purposes of determining net asset value. The net asset value of a Fund is calculated by State Street and determined once daily as of the close of the regular trading session on the NYSE (ordinarily 4:00 p.m. Eastern time) on each day that such exchange is open. Fixed-income assets are generally valued as of the announced closing time for trading in fixed-income instruments in a particular market or exchange. Creation/redemption order cut-off times may be earlier on any day that the Securities Industry and Financial Markets Association (or applicable exchange or market on which a Fund’s investments are traded) announces an early closing time. Any assets or liabilities denominated in currencies other than the U.S. dollar are converted into U.S. dollars at market rates on the date of valuation (generally as of 4:00 p.m. London time) as quoted by one or more sources.

In calculating a Fund’s net asset value per Fund Share, the Fund’s investments are generally valued using market valuations. A market valuation generally means a valuation (i) obtained from an exchange, a pricing service, or a major market maker (or dealer), (ii) based on a price quotation or other equivalent indication of value supplied by an exchange, a pricing service, or a major market maker (or dealer) or (iii) based on amortized cost. A Fund relies on a third-party service provider for assistance with the daily calculation of the Fund’s NAV. The third-party service provider, in turn, relies on other parties for certain pricing data and other inputs used in the calculation of the Fund’s NAV. Therefore, a Fund is subject to certain operational risks associated with reliance on its service provider and that service provider’s sources of pricing and other data. NAV calculation may be adversely affected by operational risks arising from factors such as errors or failures in systems and technology. Such errors or failures may result in inaccurately calculated NAVs, delays in the calculation of NAVs and/or the inability to calculate NAV over extended time periods. A Fund may be unable to recover any losses associated with such failures. In the case of shares of other funds that are not traded on an exchange, a market valuation means such fund’s published net asset value per share. The Adviser may use various pricing services, or discontinue the use of any pricing service, as approved by the Board from time to time. A price obtained from a pricing service based on such pricing service’s valuation matrix may be considered a market valuation.

In the event that current market valuations are not readily available or are deemed unreliable, the Trust’s procedures require the Oversight Committee to determine a security’s fair value if a market price is not readily available. In determining such value the Oversight Committee may consider, among other things, (i) price comparisons among multiple sources, (ii) a review of corporate actions and news events, and (iii) a review of relevant financial indicators (e.g., movement in interest rates, market indices, and prices from each Fund’s Index Provider). In these cases, the Fund’s net asset value may reflect certain portfolio securities’ fair values rather than their market prices. The fair value of a portfolio instrument is generally the price which a Fund might reasonably expect to receive upon its current sale in an orderly market between market participants. Ascertaining fair value requires a determination of the amount that an arm’s-length buyer, under the circumstances, would currently pay for the portfolio instrument. Fair value pricing involves subjective judgments and it is possible that the fair value determination for a security is materially different than the value that could be realized upon the sale of the security. In addition, fair value pricing could result in a difference between the prices used to calculate a Fund’s net asset value and the prices used by the Fund’s benchmark Index. This may result in a difference between a Fund’s performance and the performance of the applicable Fund’s benchmark Index. With respect to securities that are primarily listed on foreign exchanges, the value of a Fund’s portfolio securities may change on days when you will not be able to purchase or sell your Fund Shares.

DIVIDENDS AND DISTRIBUTIONS

The following information supplements and should be read in conjunction with the section in the Prospectus entitled “DISTRIBUTIONS.”

GENERAL POLICIES

Dividends from net investment income, if any, are generally declared and paid periodically, as described in the Prospectus, but may vary significantly from period to period. Distributions of net realized securities gains, if any, generally are declared and paid once a year, but the Trust may make distributions on a more frequent basis for a Fund to improve index tracking or to comply with the distribution requirements of the Internal Revenue Code, in all events in a manner consistent with the provisions of the 1940 Act.

Dividends and other distributions on Fund Shares are distributed, as described below, on a pro rata basis to Beneficial Owners of such Fund Shares. Dividend payments are made through DTC Participants and Indirect Participants to Beneficial Owners then of record with proceeds received from the Trust.

Management of the Trust reserves the right to declare special dividends if, in its reasonable discretion, such action is necessary or advisable to preserve a Fund’s eligibility for treatment as a RIC under the Internal Revenue Code or to avoid imposition of income or excise taxes at the Fund level.

DIVIDEND REINVESTMENT

Broker dealers, at their own discretion, may offer a dividend reinvestment service under which Fund Shares are purchased in the secondary market at current market prices. Investors should consult their broker dealer for further information regarding any dividend reinvestment service offered by such broker dealer.

TAXES

The following is a summary of certain federal income tax considerations generally affecting the Funds and their shareholders that supplements the discussions in the Prospectus. No attempt is made to present a comprehensive explanation of the federal, state, local or foreign tax treatment of the Funds or their shareholders, and the discussion here and in the Prospectus is not intended to be a substitute for careful tax planning.

The following general discussion of certain federal income tax consequences is based on the Internal Revenue Code and the regulations issued thereunder as in effect on the date of this SAI. New legislation, as well as administrative changes or court decisions, may significantly change the conclusions expressed herein, and may have a retroactive effect with respect to the transactions contemplated herein.

The following information should be read in conjunction with the section in the Prospectus entitled “ADDITIONAL TAX INFORMATION.”

TAXATION OF THE FUNDS. Each Fund is treated as a separate corporation for federal income tax purposes. A Fund therefore is considered to be a separate entity in determining its treatment under the rules for RICs described herein and in the Prospectus. Losses in one series of the Trust do not offset gains in any other series of the Trust and the requirements (other than certain organizational requirements) for qualifying for treatment as a RIC are determined at the Fund level rather than at the Trust level. Each Fund has elected or will elect and intends to qualify each year to be treated as a separate RIC under Subchapter M of the Internal Revenue Code. As such, each Fund should not be subject to federal income tax on its net investment income and capital gains, if any, to the extent that it timely distributes such income and capital gains to its shareholders. In order to qualify for treatment as a RIC, a Fund must distribute annually to its shareholders at least the sum of 90% of its taxable net investment income (generally including the excess of net short-term capital gains over net long-term capital losses) and 90% of its net tax-exempt interest income, if any (the “Distribution Requirement”) and also must meet several additional requirements. Among these requirements are the following: (i) at least 90% of a Fund’s gross income each taxable year must be derived from dividends, interest, payments with respect to certain securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, or other income derived with respect to its business of investing in such stock, securities or currencies, and net income derived from interests in qualified publicly traded partnerships (the “Qualifying Income Requirement”); and (ii) at the end of each quarter of a Fund’s taxable year, its assets must be diversified so that (a) at least 50% of the market value of its total assets must be represented by cash and cash items, U.S. government securities, securities of other RICs and other securities, with such other securities limited, in respect to any one issuer, to an amount not greater in value than 5% of the value of the Fund’s total assets and to not more than 10% of the outstanding voting securities of such issuer, and (b) not more than 25% of the value of its total assets is invested in the securities (other than U.S. government securities or securities of other RICs) of any one issuer, the securities (other than securities of other RICs) of two or more issuers that it controls and that are engaged in the same, similar, or related trades or businesses, or the securities of one or more qualified publicly traded partnerships (the “Diversification Requirement”).

If a Fund fails to satisfy the Qualifying Income Requirement or the Diversification Requirement in any taxable year, such Fund may be eligible for relief provisions if the failures are due to reasonable cause and not willful neglect and if a penalty tax is paid with respect to each failure to satisfy the applicable requirements. Additionally, relief is provided for certain de minimis failures of the Diversification Requirement where the Fund corrects the failure within a specified period of time. In order to be eligible for the relief provisions with respect to a failure to meet the Diversification Requirement, a Fund may be required to dispose of certain assets. If these relief provisions were not available to a Fund and it were to fail to qualify for treatment as a RIC for a taxable year, all of its taxable income would be subject to tax at regular corporate rates without any deduction for distributions to shareholders, and its distributions (including capital gains distributions) generally would be taxable as ordinary income dividends to its shareholders, subject to the dividends-received deduction for corporate shareholders and the lower tax rates on qualified dividend income received by noncorporate shareholders. To requalify for treatment as a RIC in a subsequent taxable year, the Fund would be required to satisfy the RIC qualification requirements for that year and to distribute any earnings and profits from any year in which the Fund failed to qualify for tax treatment as a RIC. If a Fund failed to qualify as a RIC for a period greater than two taxable years, it would generally be required to pay a Fund-level tax on certain net built-in gains recognized with respect to certain of its assets upon a disposition of such assets within five years of qualifying as a RIC in a subsequent year. The Board reserves the right not to maintain the qualification of a Fund for treatment as a RIC if it determines such course of action to be beneficial to shareholders.

As discussed more fully below, each Fund intends to distribute substantially all of its net investment income and its capital gains for each taxable year. However, with respect to a Fund investing in China A Shares, should the Chinese government impose restrictions on the Fund’s ability to repatriate funds associated with direct investment in A Shares, the Fund could be unable to satisfy the Distribution Requirement. If a Fund fails to satisfy the Distribution Requirement for any taxable year, it will be taxed as a regular corporation, with consequences generally similar to those described in the preceding paragraph.

If a Fund meets the Distribution Requirement but retains some or all of its income or gains, it will be subject to federal income tax to the extent any such income or gains are not distributed. A Fund may designate certain amounts retained as undistributed net capital gain in a notice to its shareholders, who (i) will be required to include in income for U.S. federal income tax purposes, as long-term capital gain, their proportionate shares of the undistributed amount so designated, (ii) will be entitled to credit their proportionate shares of the income tax paid by the Fund on that undistributed amount against their federal income tax liabilities and to claim refunds to the extent such credits exceed their liabilities and (iii) will be entitled to increase their tax basis, for federal income tax purposes, in their Fund Shares by an amount equal to the excess of the amount of undistributed net capital gain included in their respective income over their respective income tax credits. If a Fund failed to satisfy the Distribution Requirement for any taxable year, it would be taxed as a regular corporation, with consequences generally similar to those described above.

Given the concentration of certain of the Indexes in a relatively small number of securities, it may not be possible for certain Funds to fully implement sampling methodologies while satisfying the Diversification Requirement. A Fund’s efforts to satisfy the Diversification Requirement may affect the Fund’s execution of its investment strategy and may cause the Fund’s return to deviate from that of the applicable Index, and the Fund’s efforts to track the applicable Index may cause it inadvertently to fail to satisfy the Diversification Requirement.

A Fund will be subject to a 4% excise tax on certain undistributed income if it does not distribute to its shareholders in each calendar year an amount at least equal to 98% of its ordinary income for the calendar year plus 98.2% of its capital gain net income for the twelve months ended October 31 of such year, subject to an increase for any shortfall in the prior year’s distribution. Each Fund intends to declare and distribute dividends and distributions in the amounts and at the times necessary to avoid the application of this 4% excise tax. With respect a Fund investing in China A Shares, restrictions on a Fund’s ability to repatriate funds could impair the Fund’s ability to make sufficient distributions to avoid the application of the tax.

A Fund may elect to treat part or all of any “qualified late year loss” as if it had been incurred in the succeeding taxable year in determining the Fund’s taxable income, net capital gain, net short-term capital gain, and earnings and profits. The effect of this election is to treat any such “qualified late year loss” as if it had been incurred in the succeeding taxable year in characterizing Fund distributions for any calendar year. A “qualified late year loss” generally includes net capital loss, net long-term capital loss, or net short-term capital loss incurred after October 31 of the current taxable year (commonly referred to as “post-October losses”) and certain other late-year losses.

Capital losses in excess of capital gains (“net capital losses”) are not permitted to be deducted against a RIC’s net investment income. Instead, for U.S. federal income tax purposes, potentially subject to certain limitations, a Fund may carry a net capital loss from any taxable year forward to offset its capital gains in future years. A Fund is permitted to carry forward indefinitely a net capital loss to offset its capital gains, if any, in years following the year of the loss. To the extent subsequent capital gains are offset by such losses, they will not result in U.S. federal income tax liability to the Fund and may not be distributed as capital gains to its shareholders. Generally, the Funds may not carry forward any losses other than net capital losses.

TAXATION OF SHAREHOLDERS—DISTRIBUTIONS. Each Fund intends to distribute annually to its shareholders substantially all of its investment company taxable income (computed without regard to the deduction for dividends paid), its net tax-exempt income, if any, and any net capital gain (net recognized long-term capital gains in excess of net recognized short-term capital losses, taking into account any capital loss carryforwards). Each Fund will report to shareholders annually the amounts of dividends paid from ordinary income, the amount of distributions of net capital gain, the portion of dividends which may qualify for the dividends-received deduction, and the portion of dividends which may qualify for treatment as qualified dividend income.

Subject to certain limitations, dividends reported by a Fund as qualified dividend income will be taxable to noncorporate shareholders at rates of up to 20%. Dividends may be reported by a Fund as qualified dividend income if they are attributable to qualified dividend income received by the Fund. Qualified dividend income includes, in general, subject to certain holding period requirements and other requirements, dividend income from certain U.S. and foreign corporations. Subject to certain limitations, eligible foreign corporations include those incorporated in possessions of the United States, those incorporated in certain countries with comprehensive tax treaties with the United States and other foreign corporations if the stock with respect to which the dividends are paid is tradable on an established securities market in the United States. A dividend generally will not be treated as qualified dividend income to the extent that (i) the shareholder has not held the stock on which the dividend was paid for more than 60 days during the 121-day period that begins on the date that is 60 days before the date on which the stock becomes ex-dividend with respect to such dividend or, in the case of certain preferred stock, for more than 90 days during the 181-day period beginning 90 days before such date, (ii) the shareholder is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to substantially similar or related property, or (iii) the shareholder elects to treat such dividend as investment income under section 163(d)(4)(B) of the Internal Revenue Code. The holding period requirements described in this paragraph apply to shareholders’ investments in the Funds and to the Funds’ investments in underlying dividend-paying stocks. Dividends treated as received by a Fund from a REIT or another RIC may be treated as qualified dividend income generally only to the extent the dividend distributions are attributable to qualified dividend income received by such REIT or RIC. It is expected that any dividends received by a Fund from a REIT and distributed by that Fund to a shareholder generally will be taxable to the shareholder as ordinary income. Additionally, income derived in connection with a Fund’s securities lending activities will, in general, not be treated as qualified dividend income. If 95% or more of a Fund’s gross income (calculated without taking into account net capital gain derived from sales or other dispositions of stock or securities) consists of qualified dividend income, that Fund may report all distributions of such income as qualified dividend income.

Certain dividends received by a Fund from U.S. corporations (generally, dividends received by a Fund in respect of any share of stock (1) with a tax holding period of at least 46 days during the 91-day period beginning on the date that is 45 days before the date on which the stock becomes ex-dividend as to that dividend and (2) that is held in an unleveraged position) when distributed and appropriately so reported by the Fund may be eligible for the 50% dividends-received deduction generally available to corporations under the Internal Revenue Code. Dividends received by a Fund from REITs will not be eligible for that deduction. In order to qualify for the deduction, corporate shareholders must meet the minimum holding period requirement stated above with respect to their Fund Shares, taking into account any holding period reductions from certain hedging or other transactions or positions that diminish their risk of loss with respect to their Fund Shares, and, if they borrow to acquire or otherwise incur debt attributable to Fund Shares, they may be denied a portion of the dividends-received deduction with respect to those Fund Shares. Any corporate shareholder should consult its tax adviser regarding the possibility that its tax basis in its Fund Shares may be reduced, for U.S. federal income tax purposes, by reason of “extraordinary dividends” received with respect to the Fund Shares and, to the extent such basis would be reduced below zero, current recognition of income may be required.

Distributions from a Fund’s net short-term capital gains will generally be taxable to shareholders as ordinary income. Distributions from a Fund’s net capital gain will be taxable to shareholders at long-term capital gains rates, regardless of how long shareholders have held their Fund Shares. Long-term capital gains are generally taxed to noncorporate shareholders at rates of up to 20%. Certain capital gain dividends attributable to dividends a Fund receives from REITs may be taxable to noncorporate shareholders at a rate of 25%.

Although dividends generally will be treated as distributed when paid, any dividend declared by a Fund in October, November or December and payable to shareholders of record in such a month that is paid during the following January will be treated for U.S. federal income tax purposes as received by shareholders on December 31 of the calendar year in which it was declared.

If a Fund’s distributions exceed its earnings and profits, all or a portion of the distributions made in the taxable year may be treated as a return of capital to shareholders. A return of capital distribution generally will not be taxable but will reduce the shareholder’s cost basis and result in a higher capital gain or lower capital loss when the Fund Shares on which the distribution was received are sold. After a shareholder’s basis in the Fund Shares has been reduced to zero, distributions in excess of earnings and profits will be treated as gain from the sale of the shareholder’s Fund Shares.

Distributions that are reinvested in additional Fund Shares through the means of a dividend reinvestment service, if offered by your broker-dealer, will nevertheless be taxable dividends to the same extent as if such dividends had been received in cash.

A 3.8% Medicare contribution tax generally applies to all or a portion of the net investment income of a shareholder who is an individual and not a nonresident alien for federal income tax purposes and who has adjusted gross income (subject to certain adjustments) that exceeds a threshold amount ($250,000 if married filing jointly or if considered a “surviving spouse” for federal income tax purposes, $125,000 if married filing separately, and $200,000 in other cases). This 3.8% tax also applies to all or a portion of the undistributed net investment income of certain shareholders that are estates and trusts. For these purposes, dividends, interest and certain capital gains (generally including capital gain distributions and capital gains realized on the sale of Fund Shares) are generally taken into account in computing a shareholder’s net investment income.

Distributions of ordinary income and capital gains may also be subject to foreign, state and local taxes depending on a shareholder’s circumstances.

TAXATION OF SHAREHOLDERS – SALE OF FUND SHARES. In general, a sale of Fund Shares results in capital gain or loss, and for individual shareholders, is taxable at a federal rate dependent upon the length of time the Fund Shares were held. A sale of Fund Shares held for a period of one year or less at the time of such sale will, for tax purposes, generally result in short-term capital gains or losses, and a sale of those held for more than one year will generally result in long-term capital gains or losses. Long-term capital gains are generally taxed to noncorporate shareholders at rates of up to 20%.

Gain or loss on the sale of Fund Shares is measured by the difference between the amount received and the adjusted tax basis of the Fund Shares. Shareholders should keep records of investments made (including Fund Shares acquired through reinvestment of dividends and distributions) so they can compute the tax basis of their Fund Shares.

A loss realized on a sale of Fund Shares may be disallowed if substantially identical Fund Shares are acquired (whether through the reinvestment of dividends or otherwise) within a sixty-one (61) day period beginning thirty (30) days before and ending thirty (30) days after the date that the Fund Shares are disposed of. In such a case, the basis of the Fund Shares acquired must be adjusted to reflect the disallowed loss. Any loss upon the sale of Fund Shares held for six (6) months or less is treated as long-term capital loss to the extent of any amounts treated as distributions to the shareholder of long-term capital gain (including any amounts credited to the shareholder as undistributed capital gains).

COST BASIS REPORTING. The cost basis of Fund Shares acquired by purchase will generally be based on the amount paid for the Fund Shares and then may be subsequently adjusted for other applicable transactions as required by the Internal Revenue Code. The difference between the selling price and the cost basis of Fund Shares generally determines the amount of the capital gain or loss realized on the sale or exchange of Fund Shares. Contact the broker through whom you purchased your Fund Shares to obtain information with respect to the available cost basis reporting methods and elections for your account.

TAXATION OF FUND INVESTMENTS. Dividends and interest received by a Fund on foreign securities may give rise to withholding and other taxes imposed by foreign countries, including the Chinese taxes described above under “China A Share Risk—A Share Tax Risk”. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. If a Fund meets certain requirements, which include a requirement that more than 50% of the value of the Fund’s total assets at the close of its respective taxable year consist of certain foreign securities (generally including foreign government securities), then the Fund should be eligible to file an election with the Internal Revenue Service (the “IRS”) that may enable its shareholders, in effect, to receive either the benefit of a foreign tax credit, or a tax deduction, with respect to certain foreign and U.S. possessions income taxes paid by the Fund, subject to certain limitations. If at least 50% of a Fund’s total assets at the close of each quarter of a taxable year consists of interests in other RICs (including money market funds and ETFs that are taxable as RICs), the Fund may make the same election and pass through to its shareholders their pro rata shares of qualified foreign taxes paid by those other RICs and passed through to the Fund for that taxable year. Pursuant to this election, a Fund would treat the applicable foreign taxes as dividends paid to its shareholders. Each such shareholder would be required to include a proportionate share of those taxes in gross income as income received from a foreign source and must treat the amount so included as if the shareholder had paid the foreign tax directly. The shareholder may then either deduct the taxes deemed paid by him or her in computing his or her taxable income or, alternatively, use the foregoing information in calculating any foreign tax credit the shareholder may be entitled to use against such shareholder’s federal income tax. If a Fund makes this election, the Fund will report annually to its shareholders the respective amounts per share of the Fund’s income from sources within, and taxes paid to, foreign countries and U.S. possessions. No deduction for such taxes will be permitted to individuals in computing their alternative minimum tax liability. If a Fund does not make this election, the Fund will be entitled to claim a deduction for certain foreign taxes incurred by the Fund. In certain instances, the Fund might not elect to apply otherwise allowable U.S. federal income tax deductions for those foreign taxes, whether or not credits or deductions for those foreign taxes could be passed through to its shareholders pursuant to the election described above. If the Fund does not elect to apply these deductions, taxable distributions you receive from the Fund may be larger than they would have been if the Fund had taken deductions for such taxes. Under certain circumstances, if a Fund receives a refund of foreign taxes paid in respect of a prior year, the value of the Fund Shares could be affected or any foreign tax credits or deductions passed through to shareholders in respect of the Fund’s foreign taxes for the current year could be reduced.

Certain of the Funds’ investments may be subject to complex provisions of the Internal Revenue Code (including provisions relating to hedging transactions, straddles, integrated transactions, foreign currency contracts, forward foreign currency contracts, and notional principal contracts) that, among other things, may affect the character of gains and losses realized by a Fund (e.g., may affect whether gains or losses are ordinary or capital), accelerate recognition of income to the Fund and defer losses. These rules could therefore affect the character, amount and timing of distributions to shareholders. These provisions also may require a Fund to mark-to-market certain types of positions in its portfolio (i.e., treat them as if they were closed out) which may cause the Fund to recognize income without receiving cash with which to make distributions to its shareholders in amounts necessary to satisfy the RIC distribution requirements for avoiding income and excise taxes. The Funds intend to monitor their transactions, intend to make appropriate tax elections, and intend to make appropriate entries in their books and records in order to mitigate the effect of these rules and preserve the Funds’ qualification for treatment as RICs.

Certain investments made by a Fund may be treated as equity in passive foreign investment companies or “PFICs” for federal income tax purposes. In general, a passive foreign investment company is a foreign corporation (i) that receives at least 75% of its annual gross income from passive sources (such as interest, dividends, certain rents and royalties, or capital gains) or (ii) where at least 50% of its assets (computed based on average fair market value) either produce or are held for the production of passive income. If a Fund acquires any equity interest (under Treasury regulations that may be promulgated in the future, generally including not only stock but also an option to acquire stock such as is inherent in a convertible bond) in a PFIC, the Fund could be subject to U.S. federal income tax and nondeductible interest charges on “excess distributions” received from such companies or on gain from the sale of stock in such companies, even if all income or gain actually received by the Fund is timely distributed to its shareholders. The Fund would not be able to pass through to its shareholders any credit or deduction for such a tax. A “qualified electing fund” election or a “mark to market” election may be available that would ameliorate these adverse tax consequences, but such elections could require the applicable Fund to recognize taxable income or gain (subject to the distribution requirements applicable to RICs, as described above) without the concurrent receipt of cash. In order to satisfy the distribution requirements and avoid a tax at the Fund level, a Fund may be required to liquidate portfolio securities that it might otherwise have continued to hold, potentially resulting in additional taxable gain or loss to the Fund. Gains from the sale of stock of PFICs may also be treated as ordinary income. In order for a Fund to make a qualified electing fund election with respect to a PFIC, the PFIC would have to agree to provide certain tax information to the Fund on an annual basis, which it might not agree to do. The Funds may limit and/or manage their holdings in PFICs to limit their tax liability or maximize their returns from these investments.

If a sufficient portion of the interests in a foreign issuer are held or deemed held by a Fund, independently or together with certain other U.S. persons, that issuer may be treated as a “controlled foreign corporation” (a “CFC”) with respect to the Fund, in which case the Fund will be required to take into account each year, as ordinary income, its share of certain portions of that issuer’s income, whether or not such amounts are distributed. A Fund may have to dispose of its portfolio securities (potentially resulting in the recognition of taxable gain or loss, and potentially under disadvantageous circumstances) to generate cash, or may have to borrow the cash, to meet its distribution requirements and avoid Fund-level taxes. In addition, some Fund gains on the disposition of interests in such an issuer may be treated as ordinary income. A Fund may limit and/or manage its holdings in issuers that could be treated as CFCs in order to limit its tax liability or maximize its after-tax return from these investments. Each Fund is required for federal income tax purposes to mark-to-market and recognize as income for each taxable year its net unrealized gains and losses on certain futures contracts as of the end of the year as well as those actually realized during the year. Gain or loss from futures and options contracts on broad-based indexes required to be marked to market will be 60% long-term and 40% short-term capital gain or loss. Application of this rule may alter the timing and character of distributions to shareholders. A Fund may be required to defer the recognition of losses on futures contracts, options contracts and swaps to the extent of any unrecognized gains on offsetting positions held by the Fund. It is anticipated that certain net gain realized from the closing out of futures or options contracts will be considered gain from the sale of securities and therefore will be qualifying income for purposes of the Qualifying Income Requirement.

For tax years beginning after December 31, 2017 and before January 1, 2026, a noncorporate taxpayer is generally eligible for a deduction of up to 20% of the taxpayer’s “qualified REIT dividends.” If a Fund receives dividends (other than capital gain dividends) in respect of REIT shares, the Fund may report its own dividends as eligible for the 20% deduction, to the extent the Fund’s income is derived from such qualified REIT dividends, as reduced by allocable Fund expenses. In order for a Fund’s dividends to be eligible for this deduction when received by a noncorporate shareholder, the Fund must meet certain holding period requirements with respect to the REIT shares on which the Fund received the eligible dividends, and the noncorporate shareholder must meet certain holding period requirements with respect to the Fund Shares.

TAX-EXEMPT SHAREHOLDERS. Certain tax-exempt shareholders, including qualified pension plans, individual retirement accounts, salary deferral arrangements, 401(k) plans, and other tax-exempt entities, generally are exempt from federal income taxation except with respect to their unrelated business taxable income (“UBTI”). Under current law, a Fund generally serves to block UBTI from being realized by its tax-exempt shareholders. However, notwithstanding the foregoing, tax-exempt shareholders could realize UBTI by virtue of their investment in a Fund where, for example, (i) the Fund invests in REITs that hold residual interests in real estate mortgage investment conduits (“REMICs”) or (ii) Fund Shares constitute debt-financed property in the hands of the tax-exempt shareholders within the meaning of section 514(b) of the Internal Revenue Code. Charitable remainder trusts are subject to special rules and should consult their tax advisors. There are no restrictions preventing a Fund from holding investments in REITs that hold residual interests in REMICs, and a Fund may do so. The IRS has issued guidance with respect to these issues and prospective shareholders, especially charitable remainder trusts, are strongly encouraged to consult with their tax advisors regarding these issues.

Certain tax-exempt educational institutions will be subject to a 1.4% tax on net investment income. For these purposes, certain dividends and capital gain distributions, and certain gains from the disposition of Fund Shares (among other categories of income), are generally taken into account in computing a shareholder’s net investment income.

FOREIGN SHAREHOLDERS. Dividends, other than capital gains dividends, “short-term capital gain dividends” and “interest-related dividends” (described below), paid by a Fund to shareholders who are nonresident aliens or foreign entities will be subject to a 30% United States withholding tax unless a reduced rate of withholding or a withholding exemption is provided under applicable treaty law to the extent derived from investment income and short-term capital gain or unless such income is effectively connected with a U.S. trade or business carried on through a permanent establishment in the United States. Nonresident shareholders are urged to consult their own tax advisors concerning the applicability of the United States withholding tax and the proper withholding form(s) to be submitted to a Fund. A non-U.S. shareholder who fails to provide an appropriate IRS Form W-8 may be subject to backup withholding at the appropriate rate.

Dividends reported by a Fund as (i) interest-related dividends, to the extent such dividends are derived from the Fund’s “qualified net interest income,” or (ii) short-term capital gain dividends, to the extent such dividends are derived from the Fund’s “qualified short-term gain,” are generally exempt from this 30% withholding tax. “Qualified net interest income” is a Fund’s net income derived from U.S.-source interest and original issue discount, subject to certain exceptions and limitations. “Qualified short-term gain” generally means the excess of a Fund’s net short-term capital gain for the taxable year over its net long-term capital loss, if any. In the case of Fund Shares held through an intermediary, the intermediary may withhold even if a Fund reports the payment as an interest-related dividend or as a short-term capital gain dividend. Non-U.S. shareholders should contact their intermediaries with respect to the application of these rules to their accounts.

Unless certain non-U.S. entities that hold Fund Shares comply with IRS requirements that will generally require them to report information regarding U.S. persons investing in, or holding accounts with, such entities, a 30% withholding tax may apply to Fund distributions payable to such entities. A non-U.S. shareholder may be exempt from the withholding described in this paragraph under an applicable intergovernmental agreement between the U.S. and a foreign government, provided that the shareholder and the applicable foreign government comply with the terms of such agreement.

Non-U.S. persons are subject to U.S. tax on disposition of a “United States real property interest” (a “USRPI”). Gain on such a disposition is sometimes referred to as “FIRPTA gain.” The Internal Revenue Code provides a look-through rule for distributions of “FIRPTA gain” if certain requirements are met. If the look-through rule applies, certain distributions attributable to income treated as received by a Fund from REITs may be treated as gain from the disposition of a USRPI, causing distributions to be subject to U.S. withholding tax at rates of up to 21%, and requiring non-U.S. investors to file nonresident U.S. income tax returns. Also, FIRPTA gain may be subject to a 30% branch profits tax in the hands of a non-U.S. shareholder that is treated as a corporation for federal income tax purposes. Under certain circumstances, Fund Shares may qualify as USRPIs, which could result in 15% withholding on certain distributions and gross redemption proceeds paid to certain non-U.S. investors.

BACKUP WITHHOLDING. A Fund will be required in certain cases to withhold (as “backup withholding”) on amounts payable to any shareholder who (1) has provided the Fund either an incorrect tax identification number or no number at all, (2) is subject to backup withholding by the IRS for failure to properly report payments of interest or dividends, (3) has failed to certify to the Fund that such shareholder is not subject to backup withholding, or (4) has not certified that such shareholder is a U.S. person (including a U.S. resident alien). The backup withholding rate is currently 24%. Backup withholding will not be applied to payments that have been subject to the 30% withholding tax on shareholders who are neither citizens nor permanent residents of the U.S.

CREATION UNITS. An Authorized Participant who exchanges securities for Creation Units generally will recognize a gain or a loss. The gain or loss will be equal to the difference between the market value of the Creation Units at the time and the sum of the exchanger’s aggregate basis in the securities surrendered plus the amount of cash paid for such Creation Units. A person who redeems Creation Units will generally recognize a gain or loss equal to the difference between the exchanger’s basis in the Creation Units and the sum of the aggregate market value of any securities received plus the amount of any cash received for such Creation Units. The IRS, however, may assert that a loss realized upon an exchange of securities for Creation Units cannot be deducted currently under the rules governing “wash sales,” or on the basis that there has been no significant change in economic position.

Any gain or loss realized upon a creation of Creation Units will be treated as capital gain or loss if the Authorized Participant holds the securities exchanged therefor as capital assets, and otherwise will be ordinary income or loss. Similarly, any gain or loss realized upon a redemption of Creation Units will be treated as capital gain or loss if the Authorized Participant holds the Fund Shares comprising the Creation Units as capital assets, and otherwise will be ordinary income or loss. Any capital gain or loss realized upon the creation of Creation Units will generally be treated as long-term capital gain or loss if the securities exchanged for such Creation Units have been held for more than one year, and otherwise will be short-term capital gain or loss. Any capital gain or loss realized upon the redemption of Creation Units will generally be treated as long-term capital gain or loss if the Fund Shares comprising the Creation Units have been held for more than one year, and otherwise, will generally be short-term capital gain or loss. Any capital loss realized upon a redemption of Creation Units held for six (6) months or less will be treated as a long-term capital loss to the extent of any amounts treated as distributions to the applicable Authorized Participant of long-term capital gains with respect to the Creation Units (including any amounts credited to the Authorized Participant as undistributed capital gains).

A Fund has the right to reject an order for Creation Units if the purchaser (or a group of purchasers) would, upon obtaining the Fund Shares so ordered, own 80% or more of the outstanding shares of the Fund and if, pursuant to section 351 of the Internal Revenue Code, the Fund would have a basis in any deposit securities different from the market value of such securities on the date of deposit. A Fund also has the right to require information necessary to determine beneficial Fund Share ownership for purposes of the 80% determination. If a Fund does issue Creation Units to a purchaser (or a group of purchasers) that would, upon obtaining the Fund Shares so ordered, own 80% or more of the outstanding shares of the Fund, the purchaser (or a group of purchasers) may not recognize gain or loss upon the exchange of securities for Creation Units.

If a Fund redeems Creation Units in cash, it may bear additional costs and recognize more capital gains than it would if it redeems Creation Units in-kind.

Persons purchasing or redeeming Creation Units should consult their own tax advisors with respect to the tax treatment of any creation or redemption transaction.

CERTAIN POTENTIAL TAX REPORTING REQUIREMENTS. Under promulgated Treasury regulations, if a shareholder recognizes a loss on disposition of a Fund’s shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder (or certain greater amounts over a combination of years), the shareholder must file with the IRS a disclosure statement on IRS Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a RIC are not excepted. A shareholder who fails to make the required disclosure to the IRS may be subject to adverse tax consequences, including significant penalties. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisers to determine the applicability of these regulations in light of their individual circumstances.

The foregoing discussion is a summary only and is not intended as a substitute for careful tax planning. Purchasers of Fund Shares should consult their own tax advisors as to the tax consequences of investing in such Fund Shares, including under state, local and other tax laws. Finally, the foregoing discussion is based on applicable provisions of the Internal Revenue Code, regulations, judicial authority and administrative interpretations in effect on the date hereof. Changes in applicable authority could materially affect the conclusions discussed above, and such changes often occur.

CAPITAL STOCK AND SHAREHOLDER REPORTS

Each Fund issues shares of beneficial interest, par value $.01 per Fund Share. The Board may designate additional funds.

Each Fund Share issued by the Trust has a pro rata interest in the assets of the corresponding series of the Trust. Fund Shares have no preemptive, exchange, subscription or conversion rights and are freely transferable. Each Fund Share is entitled to participate equally in dividends and distributions declared by the Board with respect to each Fund, and in the net distributable assets of each Fund on liquidation.

Each Fund Share has one vote with respect to matters upon which a shareholder vote is required consistent with the requirements of the 1940 Act and the rules promulgated thereunder. Shares of all series of the Trust (“Funds”) vote together as a single class except that if the matter being voted on affects only a particular fund it will be voted on only by that fund and if a matter affects a particular fund differently from other Funds, that fund will vote separately on such matter. Under Massachusetts law, the Trust is not required to hold an annual meeting of shareholders unless required to do so under the 1940 Act. The policy of the Trust is not to hold an annual meeting of shareholders unless required to do so under the 1940 Act. All Fund Shares of the Trust (regardless of the Fund) have noncumulative voting rights for the election of Trustees. Under Massachusetts law, Trustees of the Trust may be removed by vote of the shareholders.

Under Massachusetts law, shareholders of a business trust may, under certain circumstances, be held personally liable as partners for obligations of the Trust. However, the Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of the Trust, requires that Trust obligations include such disclaimer, and provides for indemnification and reimbursement of expenses out of the Trust’s property for any shareholder held personally liable for the obligations of the Trust. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Trust itself would be unable to meet its obligations. Given the above limitations on shareholder personal liability, and the nature of each Fund’s assets and operations, the risk to shareholders of personal liability is believed to be remote.

Shareholder inquiries may be made by writing to the Trust, c/o the Distributor, State Street Global Advisors Funds Distributors, LLC at One Iron Street, Boston, Massachusetts 02210.

COUNSEL AND INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Morgan, Lewis & Bockius LLP, located at 1111 Pennsylvania Avenue, NW, Washington, DC 20004, serves as counsel to the Trust. PricewaterhouseCoopers LLP, located at 101 Seaport Boulevard, Suite 500, Boston, Massachusetts 02210, serves as the independent registered public accounting firm for the Trust. PricewaterhouseCoopers LLP performs annual audits of the Funds’ financial statements and provides other audit, tax and related services.

LOCAL MARKET HOLIDAY SCHEDULES

The Trust generally intends to effect deliveries of portfolio securities on a basis of “T” plus two Business Days (i.e., days on which the NYSE is open), or in the case of the T+3 Funds on a basis of “T” plus three Business Days, in the relevant foreign market of a Fund. The ability of the Trust to effect in-kind redemptions within two or three Business Days, as applicable, of receipt of a redemption request is subject, among other things, to the condition that, within the time period from the date of the request to the date of delivery of the securities, there are no days that are local market holidays on the relevant Business Days. For every occurrence of one or more intervening holidays in the local market that are not holidays observed in the United States, the redemption settlement cycle may be extended by the number of such intervening local holidays. In addition to holidays, other unforeseeable closings in a foreign market due to emergencies may also prevent the Trust from delivering securities within two or three Business Days, as applicable.

The securities delivery cycles currently practicable for transferring portfolio securities to redeeming investors, coupled with local market holiday schedules, may require a delivery process longer than the standard settlement period. In certain circumstances during the calendar year, the settlement period may be greater than seven calendar days. Such periods are listed in the table below, as are instances where more than seven days will be needed to deliver redemption proceeds. Since certain holidays may occur on different dates in subsequent years, the number of days required to deliver redemption proceeds in any given year may exceed the maximum number of days listed in the table below. The proclamation of new holidays, the treatment by market participants of certain days as “informal holidays” (e.g., days on which no or limited securities transactions occur, as a result of substantially shortened trading hours), the elimination of existing holidays, or changes in local securities delivery practices, could affect the information set forth herein at some time in the future and longer (worse) redemption periods are possible.

Listed below are the dates in calendar year 2020 (the only year for which holidays are known at the time of this SAI filing) in which the regular holidays in non-U.S. markets may impact Fund settlement. This list is based on information available to the Funds. The list may not be accurate or complete and is subject to change:

Argentina	Austria	Belgium	Canada	China
January 1	January 1, 6	January 1	January 1	January 1, 24, 27, 28, 29, 30
February 24, 25	April 13	April 10, 13	February 17	April 6
March 24	May 1, 21	May 1, 21	April 10	May 1
April 2, 10	June 1, 11	June 1, 23	May 18	June 1, 25, 26
May 1, 25	August 15	July 21	July 1	July 1
June 17	October 26	November 1, 11	August 3	October 1, 2, 5, 6, 7
July 9	November 1	December 25	September 7	December 25
August 17	December 8, 25		October 12
October 12			November 11
November 23			December 25, 28
December 8, 25

Denmark	Finland	France	Germany	Italy
January 1	January 1, 6	January 1	January 1	January 1, 6
April 9, 10, 13	April 10, 13	April 10, 13	April 10, 13	April 10, 13
May 8, 21, 22	May 1, 21, 31	May 1, 4, 8, 20, 25	May 1, 21	May 1
June 1, 5	June 19	June 1	June 1, 11	December 8, 25
December 24, 25, 31	October 31	July 14	October 3, 31
	December 6, 24, 25, 31	November 11	November 1
		December 25, 28	December 25, 31

Japan	Netherlands	Norway	Poland	Portugal
January 1, 2, 3, 13	January 1	January 1	January 1, 6	January 1
February 11	April 10, 13, 27, 30	April 9, 10, 13	April 10, 13	April 10, 13
March 20	May 1, 5, 21	May 1, 21	May 1	May 1
April 29	June 1	June 1	June 11	June 10, 11
May 4, 5, 6	December 25	December 24, 25, 31	November 11	August 15
July 20, 23, 24			December 24, 25, 31	October 5
August 10, 11				November 1
September 21, 22				December 1, 8, 24, 25, 31
October 12
November 23
December 23, 31

Spain	Sweden	Switzerland	United Kingdom	United States
January 1, 6	January 1, 6	January 1, 2, 6	January 1, 2, 6, 20	January 1, 20
April 9	April 10, 13	April 10, 13	April 9, 10, 13	April 10
May 19	May 1, 21	May 1, 21	May 1, 4, 8, 21, 22, 25	May 25
April 10, 13	June 19	June 1, 11	June 1, 5, 19	July 3
May 1, 15	December 24, 25, 31	December 24, 25, 31	July 3, 6	September 7
June 1, 11, 24			August 31	October 12
August 15			October 12	November 11, 27
September 11, 24			November 9, 11, 26	December 25
October 12			December 24, 25, 28, 29, 30, 31
November 9
December 8, 25

Redemptions. The longest redemption cycle for a Fund is a function of the longest redemption cycle among the countries and regions whose securities comprise the Fund. In the calendar year 2020 (the only year for which holidays are known at the time of this SAI filing), the dates of regular holidays affecting the following securities markets present the worst-case redemption cycles* for a Fund as follows:

2020

Country	Trade Date	Settlement Date	Number of Days to Settle
China	1/23/2020	1/31/2020	8
	1/24/2020	2/3/2020	10
Denmark	4/7/2020	4/15/2020	8
	4/8/2020	4/16/2020	8
Japan	4/30/2020	5/8/2020	8
	5/1/2020	5/11/2020	10
	12/30/2019	1/7/2020	8
	12/31/2019	1/8/2020	8
Norway	4/7/2020	4/15/2020	8
	4/8/2020	4/16/2020	8
Spain	4/7/2020	4/15/2020	8
	4/8/2020	4/16/2020	8
Switzerland	12/30/2019	1/7/2020	8
	12/31/2019	1/8/2020	8
United Kingdom	4/7/2020	4/15/2020	8
	4/8/2020	4/16/2020	8
	5/19/2020	5/27/2020	8
	5/20/2020	5/29/2020	9
	12/22/2020	1/1/2020	10
	12/23/2020	1/4/2020	12

*	These worst-case redemption cycles are based on information regarding regular holidays, which may be out of date. Based on changes in holidays, longer (worse) redemption cycles are possible.

FINANCIAL STATEMENTS

The financial statements and financial highlights of the Funds that were operating during the year ended September 30, 2019, along with the Report of PricewaterhouseCoopers LLP, the Trust’s Independent Registered Public Accounting Firm, included in the Trust’s Annual Report to Shareholders on Form N-CSR under the 1940 Act, are incorporated by reference into this Statement of Additional Information.

APPENDIX A

SPDR® Series Trust

SPDR® Index Shares Funds

SSGA Master Trust

SSGA Active Trust

(each, a “Trust,” and, collectively, the “Trusts”)

PROXY VOTING POLICY AND PROCEDURES

The Boards of Trustees of the Trusts have adopted the following policy and procedures with respect to voting proxies relating to portfolio securities held by the Trusts’ investment portfolios.

1.	Proxy Voting Policy

The policy of each Trust is to delegate the responsibility for voting proxies relating to portfolio securities held by the Trusts to SSGA Funds Management, Inc. (the “Adviser”), investment adviser to each series of the Trusts (the “Funds”), subject to the Trustees’ continuing oversight.

2.	Fiduciary Duty

The right to vote proxies with respect to portfolio securities held by each Trust is an asset of the Trusts. The Adviser acts as a fiduciary of the Trusts and must vote proxies in a manner consistent with the best interest of the Trusts and the Funds’ shareholders.

3.	Proxy Voting Procedures

A.

At least annually, the Adviser shall present to the Board of Trustees (the “Board”) its policies, procedures and other guidelines for voting proxies (“Policy”) (See attached Schedule A) and the Policy of any Sub-adviser (defined below) to which proxy voting authority has been delegated (see Section 9 below). In addition, the Adviser shall notify the Board of material changes to its Policy or the Policy of any Sub-adviser promptly and no later than the next regular meeting of the Board after such amendment is implemented.

B.

At least annually, the Adviser shall present to the Board its policy for managing the conflicts of interests that may arise through the Adviser’s proxy voting activities. In addition, the Adviser shall report any Policy overrides involving portfolio securities held by the Trusts to the Trustees at the next regular meeting of the Board after such override(s) occur.

C.	At least annually, the Adviser shall inform the Trustees that a record is available for each proxy voted with respect to portfolio securities of each Trust during the year. Also see Section 5 below.

4.	Revocation of Authority to Vote

The delegation by the Trustees of the authority to vote proxies relating to portfolio securities of the Trusts may be revoked by the Trustees, in whole or in part, at any time.

5.	Annual Filing of Proxy Voting Record

The Adviser shall provide the required data for each proxy voted with respect to portfolio securities of a Trust to that respective Trust or its designated service provider in a timely manner and in a format acceptable to be filed in the Trust’s annual proxy voting report on Form N-PX for the twelve-month period ended June 30. Form N-PX is required to be filed not later than August 31 of each year.

6.	Retention and Oversight of Proxy Advisory Firms

A.

In considering whether to retain or continue retaining a particular proxy advisory firm, the Adviser will ascertain whether the proxy advisory firm has the capacity and competency to adequately analyze proxy issues, act as proxy voting agent as requested, and implement the Policy. In this regard, the Adviser will consider, at least annually, among other things, the adequacy and quality of the proxy advisory firm’s staffing and personnel and the robustness of its policies and procedures regarding its ability to identify and address any conflicts of interest. The Adviser shall, at least annually, report to the Board regarding the results of this review.

B.

The Adviser will request quarterly and annual reporting from any proxy advisory firm retained by the Adviser, and hold ad hoc meetings with such proxy advisory firm, in order to determine whether there has been any business changes that might impact the proxy advisory firm’s capacity or competency to provide proxy voting advice or services or changes to the proxy advisory firm’s conflicts policies or procedures. The Adviser will also take reasonable steps to investigate any material factual error, notified to the Adviser by the proxy advisory firm or identified by the Adviser, made by the proxy advisory firm in providing proxy voting services.

7.	Periodic Sampling

The Adviser will periodically sample proxy votes to review whether they complied with the Policy. The Adviser shall, at least annually, report to the Board regarding the frequency and results of the sampling performed.

8.	Disclosures

A.	A Trust shall include in its registration statement:

1.	A description of this policy and of the policies and procedures used by the Adviser to determine how to vote proxies relating to portfolio securities; and

2.

A statement disclosing that information regarding how the Trust voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available without charge, upon request, by calling the Trust’s toll-free telephone number; or through a specified Internet address; or both; and on the Securities and Exchange Commission’s (the “SEC”) website.

B.	A Trust shall include in its annual and semi-annual reports to shareholders:

1.

A statement disclosing that a description of the policies and procedures used by or on behalf of the Trust to determine how to vote proxies relating to portfolio securities of the Funds is available without charge, upon request, by calling the Trust’s toll-free telephone number; through a specified Internet address, if applicable; and on the SEC’s website; and

2.

A statement disclosing that information regarding how the Trust voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available without charge, upon request, by calling the Trust’s toll-free telephone number; or through a specified Internet address; or both; and on the SEC’s website.

9.	Sub-Advisers

For certain Funds, the Adviser retains investment management firms (“Sub-advisers”) to provide day-to-day investment management services to the Funds pursuant to sub-advisory agreements. It is the policy of the Trust that the Adviser may delegate proxy voting authority with respect to a Fund to a Sub-adviser. Pursuant to such delegation, a Sub-adviser is authorized to vote proxies on behalf of the applicable Fund or Funds for which it serves as sub-adviser, in accordance with the Sub-adviser’s proxy voting policies and procedures.

10.	Review of Policy

The Trustees shall review this policy to determine its continued sufficiency as necessary from time to time.

Adopted (SPDR Series Trust/SPDR Index Shares Funds):	May 31, 2006
Updated:	August 1, 2007
Amended:	May 29, 2009
Amended:	November 19, 2010
Adopted (SSGA Master Trust/SSGA Active Trust)/Amended:	May 25, 2011
Amended:	February 25, 2016

APPENDIX B

March 2019

Global Proxy Voting and

Engagement Principles

State Street Global Advisors, one of the industry’s largest institutional asset managers, is the investment management arm of State Street Corporation, a leading provider of financial services to institutional investors. As an investment manager, State Street Global Advisors has discretionary proxy voting authority over most of its client accounts, and State Street Global Advisors votes these proxies in the manner that we believe will most likely protect and promote the long-term economic value of client investments as described in this document.1

Global Proxy Voting and Engagement Principles

State Street Global Advisors maintains Proxy Voting and Engagement Guidelines for select markets, including: Australia, the European Union, Japan, New Zealand , North America (Canada and the US), the UK and Ireland, and emerging markets. International markets not covered by our market-specific guidelines are reviewed and voted in a manner that is consistent with our Global Proxy Voting and Engagement Principles; however, State Street Global Advisors also endeavors to show sensitivity to local market practices when voting in these various markets.

State Street Global Advisors’ Approach to

Proxy Voting and Issuer Engagement

At State Street Global Advisors, we take our fiduciary duties as an asset manager very seriously. We have a dedicated team of corporate governance professionals who help us carry out our duties as a responsible investor. These duties include engaging with companies, developing and enhancing in-house corporate governance guidelines, analyzing corporate governance issues on a case-by-case basis at the company level, and exercising our voting rights. The underlying goal is to maximize shareholder value.

Our Global Proxy Voting and Engagement Principles (the “Principles”) may take different perspectives on common governance issues that vary from one market to another. Similarly, engagement activity may take different forms in order to best achieve long-term engagement goals. We believe that proxy voting and engagement with portfolio companies is often the most direct and productive way for shareholders to exercise their ownership rights. This comprehensive toolkit is an integral part of the overall investment process.

We believe engagement and voting activity have a direct relationship. As a result the integration of our engagement activities, while leveraging the exercise of our voting rights, provides a meaningful shareholder tool that we believe protects and enhances the long-term economic value of the holdings in our client accounts. We maximize our voting power and engagement by maintaining a centralized proxy voting and active ownership process covering all holdings, regardless of strategy. Despite the vast investment strategies and objectives across State Street Global Advisors, the fiduciary responsibilities of share ownership and voting for which State Street Global Advisors has voting discretion are carried out with a single voice and objective.

The Principles support governance structures that we believe add to, or maximize shareholder value, for the companies held in our clients’ portfolios. We conduct issuer specific engagements with companies to discuss our principles, including sustainability related risks.

In addition we encourage issuers to find ways to increase the amount of direct communication board members have with shareholders. Direct communication with executive board members and independent non-executive directors is critical to helping companies understand shareholder concerns. Conversely, we conduct collaborative engagement activities with multiple shareholders and communicate with company representatives about common concerns where appropriate.

In conducting our engagements, we also evaluate the various factors that influence the corporate governance framework of a country, including the macroeconomic conditions and broader political system, the quality of regulatory oversight, the enforcement of property and shareholder rights, and the independence of the judiciary. We understand that regulatory requirements and investor expectations relating to governance practices and engagement activities differ from country-to-country. As a result, we engage with issuers, regulators, or a combination of the two depending upon the market. We are also a member of various investor associations that seek to address broader corporate governance related policy at the country level as well as issuer specific concerns at a company level.

The State Street Global Advisors Asset Stewardship Team may collaborate with members of the Active Fundamental and various other investment teams to engage with companies on corporate governance issues and to address any specific concerns. This facilitates our comprehensive approach to information gathering as it relates to shareholder items that are to be voted upon at upcoming shareholder meetings. We also conduct issuer- specific engagements with companies covering various corporate governance and sustainability related topics outside of proxy season.

The Asset Stewardship Team employs a blend of quantitative and qualitative research, analysis, and data in order to support screens that identify issuers where active engagement may be necessary to protect and promote shareholder value. Issuer engagement may also be event driven, focusing on issuer-specific corporate governance, sustainability concerns, or more broad industry-related trends. We also give consideration to the size of our total position of the issuer in question and/or the potential negative governance, performance profile, and circumstance at hand. As a result, we believe issuer engagement can take many forms and be triggered by numerous circumstances. The following approaches represent how we define engagement methods:

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Global Proxy Voting and Engagement Principles

Active

We use screening tools designed to capture a mix of company specific data including governance and sustainability profiles to help us focus our voting and engagement activity.

We will actively seek direct dialogue with the board and management of companies that we have identified through our screening processes. Such engagements may lead to further monitoring to ensure that the company improves its governance or sustainability practices. In these cases, the engagement process represents the most meaningful opportunity for us to protect long-term shareholder value from excessive risk due to poor governance and sustainability practices.

Reactive

Reactive engagement is initiated by the issuers. We routinely discuss specific voting issues and items with the issuer community. Reactive engagement is an opportunity to address not only voting items, but also a wide range of governance and sustainability issues.

We have established an engagement protocol that further describes our approach to issuer engagement.

Measurement

Assessing the effectiveness of our issuer engagement process is often difficult. In order to limit the subjectivity of effectiveness measurement, we actively seek issuer feedback and monitor the actions issuers take post-engagement in order to identify tangible changes. Thus we are able to establish indicators to gauge how issuers respond to our concerns and to what degree these responses satisfy our requests. It is also important to note that successful engagement activity can be measured over differing time periods depending upon the relevant facts and circumstances. Engagements can last as briefly as a single meeting or span multiple years.

Depending upon the issue and whether the engagement activity is reactive, recurring, or active, engagement with issuers can take the form of written communication, conference calls, or in-person meetings. We believe active engagement is best conducted directly with company management or board members. Collaborative engagement, where multiple shareholders communicate with company representatives, can serve as a potential forum for issues that are not identified by us as requiring active engagement. An example of such a forum is a shareholder conference call.

Proxy Voting Procedure

Oversight

The Asset Stewardship Team is responsible for developing and implementing the Proxy Voting and Engagement Guidelines (the “Guidelines”), case-by-case voting items, issuer engagement activities, and research and analysis of governance-related issues. The implementation of the Guidelines is overseen by the State Street Global Advisors Global Proxy Review Committee (“PRC”), a committee of investment, compliance and legal professionals, who provide guidance on proxy issues as described in greater detail below. Oversight of the proxy voting process is ultimately the responsibility of the State Street Global Advisors Investment Committee (“IC”). The IC reviews and approves amendments to the Guidelines. The PRC reports to the IC, and may refer certain significant proxy items to that committee.

Proxy Voting Process

In order to facilitate our proxy voting process, we retain Institutional Shareholder Services Inc. (“ISS”), a firm with expertise in proxy voting and corporate governance. We utilize ISS’s services in three ways: (1) as our proxy voting agent (providing State Street Global Advisors with vote execution and administration services), (2) for applying the Guidelines, and (3) as providers of research and analysis relating to general corporate governance issues and specific proxy items.

The Asset Stewardship Team reviews the Guidelines with ISS on an annual basis or on a case-by-case basis. On most routine proxy voting items (e.g., ratification of auditors), ISS will affect the proxy votes in accordance with the Guidelines.

In other cases, the Asset Stewardship Team will evaluate the proxy solicitation to determine how to vote based upon facts, circumstances consistency with our Principles and accompanying Guidelines.

In some instances, the Asset Stewardship Team may refer significant issues to the PRC for a determination of the proxy vote. In addition, in determining whether to refer a proxy vote to the PRC, the Asset Stewardship Team will consider whether a material conflict of interest exists between the interests of our client and those of State Street Global Advisors or its affiliates (as explained in greater detail in our Conflict Mitigation Guidelines).

State Street Global Advisors	B-3

Global Proxy Voting and Engagement Principles

We vote in all markets where it is feasible; however, we may refrain from voting meetings when power of attorney documentation is required, where voting will have a material impact on our ability to trade the security, where issuer-specific special documentation is required, or where various market or issuer certifications are required. We are unable to vote proxies when certain custodians, used by our clients, do not offer proxy voting in a jurisdiction or when they charge a meeting specific fee in excess of the typical custody service agreement.

Conflict of Interest

See our standalone Conflict Mitigation Guidelines.

Proxy Voting and Engagement Principles

Directors and Boards

The election of directors is one of the most important fiduciary duties we perform as a shareholder. We believe that well-governed companies can protect and pursue shareholder interests better and withstand the challenges of an uncertain economic environment. As such we seek to vote director elections in a way that we believe will maximize the long-term value of each portfolio’s holdings.

Principally a board acts on behalf of shareholders by protecting their interests and preserving their rights. This concept establishes the standard by which board and director performance is measured. In order to achieve this fundamental principle, the role of the board is to carry out its responsibilities in the best long-term interest of the company and its shareholders. An independent and effective board oversees management, provides guidance on strategic matters, selects the CEO and other senior executives, creates a succession plan for the board and management, provides risk oversight, and assesses the performance of the CEO and management. In contrast, management implements the business and capital allocation strategies and runs the company’s day-to-day operations. As part of our engagement process, we routinely discuss the importance of these responsibilities with the boards of issuers.

We believe the quality of a board is a measure of director independence, director succession planning, board diversity, evaluations and refreshment, and company governance practices. In voting to elect nominees, we consider many factors. We believe independent directors are crucial to good corporate governance; they help management establish sound corporate governance policies and practices. A sufficiently independent board will effectively monitor management, maintain appropriate governance practices, and perform oversight functions necessary to protect shareholder interests. We also believe the right mix of skills, independence, diversity, and qualifications among directors provides boards with the knowledge and direct experience to manage risks and operating structures that are often complex and industry-specific.

Accounting and Audit-Related Issues

We believe audit committees are critical and necessary as part of the board’s risk oversight role. The audit committee is responsible for setting out an internal audit function that provides robust audit and internal control systems designed to effectively manage potential and emerging risks to the company’s operations and strategy. We believe audit committees should have independent directors as members, and we will hold the members of the audit committee responsible for overseeing the management of the audit function.

The disclosure and availability of reliable financial statements in a timely manner is imperative for the investment process. As a result board oversight of the internal controls and the independence of the audit process are essential if investors are to rely upon financial statements. It is important for the audit committee to appoint external auditors who are independent from management; we expect auditors to provide assurance of a company’s financial condition.

Capital Structure, Reorganization and Mergers

The ability to raise capital is critical for companies to carry out strategy, to grow, and to achieve returns above their cost of capital. The approval of capital raising activities is fundamental to a shareholder’s ability to monitor the amounts of proceeds and to ensure capital is deployed efficiently. Altering the capital structure of a company is a critical decision for boards. When making such a decision we believe the company should disclose a comprehensive business rationale that is consistent with corporate strategy and not overly dilutive to its shareholders.

Mergers or reorganization of the structure of a company often involve proposals relating to reincorporation, restructurings, liquidations, and other major changes to the corporation.

Proposals that are in the best interests of shareholders, demonstrated by enhancing share value or improving the effectiveness of the company’s operations, will be supported. In evaluating mergers and acquisitions, we consider the adequacy of the consideration and the impact of the corporate governance provisions to shareholders. In all cases, we use our discretion in order to maximize shareholder value.

State Street Global Advisors	B-4

Global Proxy Voting and Engagement Principles

Occasionally, companies add anti-takeover provisions that reduce the chances of a potential acquirer to make an offer, or to reduce the likelihood of a successful offer. We do not support proposals that reduce shareholders’ rights, entrench management, or reduce the likelihood of shareholders’ right to vote on reasonable offers.

Compensation

We consider the board’s responsibility to include identifying the appropriate level of executive compensation. Despite the differences among the types of plans and the awards possible, there is a simple underlying philosophy that guides our analysis of executive compensation; we believe that there should be a direct relationship between executive compensation and company performance over the long term.

Shareholders should have the opportunity to assess whether pay structures and levels are aligned with business performance. When assessing remuneration reports, we consider factors such as adequate disclosure of various remuneration elements, absolute and relative pay levels, peer selection and benchmarking, the mix of long-term and short-term incentives, alignment of pay structures with shareholder interests, as well as with corporate strategy and performance. We may oppose remuneration reports where pay seems misaligned with shareholders’ interests. We may also consider executive compensation practices when re-electing members of the remuneration committee.

We recognize that compensation policies and practices are unique from market to market; often there are significant differences between the level of disclosures, the amount and forms of compensation paid, and the ability of shareholders to approve executive compensation practices. As a result, our ability to assess the appropriateness of executive compensation is often dependent on market practices and laws.

Environmental and Social Issues

As a fiduciary, State Street Global Advisors takes a comprehensive approach to engaging with our portfolio companies about material environmental and social (sustainability) issues. We use our voice and our vote through engagement, proxy voting, and thought leadership in order to communicate with issuers and educate market participants about our perspective on important sustainability topics. Our Asset Stewardship program prioritization process allows us to proactively identify companies for engagement and voting in order to mitigate sustainability risks in our portfolio. Through engagement, we address a broad range of topics that align with our thematic priorities and build long-term relationships with issuers. When voting, we fundamentally consider whether the adoption of a shareholder proposal addressing a material sustainability issue would promote long-term shareholder value in the context of the company’s existing practices and disclosures as well as existing market practice.

For more information on our approach to environmental and social issues, please see our Global Proxy Voting and Engagement Guidelines for Environmental and Social Issues available at ssga.com/about-us/asset-stewardship.html.

General/Routine

Although we do not seek involvement in the day-to-day operations of an organization, we recognize the need for conscientious oversight and input into management decisions that may affect a company’s value. We support proposals that encourage economically advantageous corporate practices and governance, while leaving decisions that are deemed to be routine or constitute ordinary business to management and the board of directors.

Fixed Income Stewardship

The two elements of our fixed income stewardship program are:

Proxy Voting:

While matters that arise for a vote at bondholder meetings vary by jurisdiction, examples of common proxy voting resolutions at bondholder meetings include:

•	Approving amendments to debt covenants and/or terms of issuance

•	Authorizing procedural matters, such as filing of required documents/other formalities

•	Approving debt restructuring plans

•	Abstaining from challenging the bankruptcy trustees

•	Authorizing repurchase of issued debt security

•	Approving the placement of unissued debt securities under the control of directors

•	Approving spin-off/absorption proposals

Given the nature of the items that arise for vote at bondholder meetings, we take a case-by-case approach to voting bondholder resolutions. Where necessary, we will engage with issuers on voting matters prior to arriving at voting decisions. All voting decisions will be made in the best interest of our clients.

Issuer Engagement:

We recognize that debt holders have limited leverage with companies on a day-to-day basis. However, we believe that given the size of our holdings in corporate debt, we can meaningfully influence ESG practices of companies through issuer engagement. Our guidelines for engagement with fixed

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Global Proxy Voting and Engagement Principles

income issuers broadly follow the engagement guidelines for our equity holdings as described above.

Securities on Loan

For funds in which we act as trustee, we may recall securities in instances where we believe that a particular vote will have a material impact on the fund(s). Several factors shape this process. First, we must receive notice of the vote in sufficient time to recall the shares on or before the record date. In many cases, we do not receive timely notice, and we are unable to recall the shares on or before the record date. Second, State Street Global Advisors may exercise its discretion and recall shares if it believes that the benefit of voting shares will outweigh the foregone lending income. This determination requires State Street Global Advisors, with the information available at the time, to form judgments about events or outcomes that are difficult to quantify. Given our expertise and vast experience, we believe that the recall of securities will rarely provide an economic benefit that outweighs the cost of the foregone lending income.

Reporting

Any client who wishes to receive information on how its proxies were voted should contact its State Street Global Advisors relationship manager.

[1]

These Global Proxy Voting and Engagement Guidelines are also applicable to State Street Global Advisors Funds Management, Inc. State Street Global Advisors Funds Management, Inc. is an SEC-registered investment adviser. State Street Global Advisors Funds Management, Inc., State Street Global Advisors Trust Company, and other advisory affiliates of State Street make up State Street Global Advisors, the investment management arm of State Street Corporation.

ssga.com

State Street Global Advisors Worldwide Entities

Abu Dhabi: State Street Global Advisors Limited, Middle East Branch, 42801, 28, Al Khatem Tower, Abu Dhabi Global Market Square, Al Mayah Island, Abu Dhabi, United Arab Emirates. Regulated by ADGM Financial Services Regulatory Authority. T: +971 2 245 9000. Australia: State Street Global Advisors, Australia, Limited (ABN 42 003 914 225) is the holder of an Australian Financial Services Licence (AFSL Number 238276). Registered office: Level 17, 420 George Street, Sydney, NSW 2000, Australia T: +612 9240 7600. F: +612 9240 7611. Belgium: State Street Global Advisors Belgium, Chaussée de La Hulpe 120, 1000 Brussels, Belgium. T: 32 2 663 2036, F: 32 2 672 2077. SSGA Belgium is a branch office of State Street Global Advisors Limited. State Street Global Advisors Ireland Limited, registered in Ireland with company number 145221, authorized and regulated by the Central Bank of Ireland, and whose registered office is at 78 Sir John Rogerson’s Quay, Dublin

2. Canada: State Street Global Advisors, Ltd., 770 Sherbrooke Street West, Suite 1200 Montreal, Quebec, H3A 1G1, T: +514 282 2400 and 30 Adelaide Street East Suite 500, Toronto, Ontario M5C 3G6. T: +647 775 5900. Dubai: State Street Global Advisors Limited, DIFC Branch, Central Park Towers, Suite 15-38 (15th floor), P.O Box 26838, Dubai International Financial Centre (DIFC), Dubai, United Arab Emirates. Regulated by the Dubai Financial Services Authority (DFSA). T: +971 (0)4 4372800, F: +971 (0)4 4372818. France: State Street Global Advisors Ireland Limited, Paris branch is a branch of State Street Global Advisors Ireland Limited, registered in Ireland with company number 145221, authorized and regulated by the Central Bank of Ireland, and whose registered office is at 78 Sir John Rogerson’s Quay, Dublin 2. State Street Global Advisors Ireland Limited, Paris Branch, is registered in France with company number RCS Nanterre 832 734 602 and whose office is at Immeuble Défense Plaza, 23-25 rue Delarivière-Lefoullon, 92064 Paris La Défense Cedex, France. T: (+33) 1 44 45 40 00. F: (+33) 1 44 45 41 92. Germany: State Street Global Advisors GmbH, Brienner Strasse 59, D-80333 Munich. Authorized and regulated by the Bundesanstalt für Finanzdienstleistungsaufsicht (“BaFin”). Registered with the Register of Commerce Munich HRB 121381. T: +49 (0)89 55878 400. F: +49 (0)89 55878 440. Hong Kong: State Street Global Advisors Asia Limited, 68/F, Two International Finance Centre, 8 Finance Street, Central, Hong Kong. T: +852 2103-0288. F: +852 2103 0200. Ireland: State Street Global Advisors Ireland Limited is regulated by the Central Bank of Ireland. Registered office address 78 Sir John

Rogerson’s Quay, Dublin 2. Registered number 145221. T: +353 (0)1 776 3000. F: +353 (0)1 776 3300. Italy: State Street Global Advisors Ireland Limited, Milan Branch (Sede Secondaria di Milano) is a branch of State Street Global Advisors Ireland Limited, registered in Ireland with company number 145221, authorized and regulated by the Central Bank of Ireland, and whose registered office is at 78 Sir John Rogerson’s Quay, Dublin 2. State Street Global Advisors Ireland Limited, Milan Branch (Sede Secondaria di Milano), is registered in Italy with company number 10495250960 - R.E.A. 2535585 and VAT number 10495250960and whose office is at Via dei Bossi, 4 - 20121 Milano, Italy. T: +39 02 32066 100. F: +39 02 32066 155. Japan: State Street Global Advisors (Japan) Co., Ltd., Toranomon Hills Mori Tower 25F 1-23-1 Toranomon, Minato-ku, Tokyo 105-6325 Japan, T: +81-3-4530-7380 Financial Instruments Business Operator, Kanto Local Financial Bureau (Kinsho #345) , Membership: Japan Investment Advisers Association, The Investment Trust Association, Japan, Japan Securities Dealers’ Association. Netherlands: State Street Global Advisors Netherlands, Apollo Building, 7th floor Herikerbergweg 29 1101 CN Amsterdam, Netherlands. Telephone: 31 20 7181701. SSGA Netherlands is a branch office of State Street Global Advisors Ireland Limited, registered in Ireland with company number 145221, authorized and regulated by the Central Bank of Ireland, and whose registered office is at 78 Sir John Rogerson’s Quay, Dublin 2. Singapore: State Street Global Advisors Singapore Limited, 168, Robinson Road, #33-01 Capital Tower, Singapore 068912 (Company Reg. No: 200002719D, regulated by the Monetary Authority of Singapore). Telephone: +65 6826 7555. F: +65 6826 7501. Switzerland: State Street Global Advisors AG, Beethovenstr. 19, CH-8027 Zurich. Authorized and regulated by the Eidgenössische Finanzmarktaufsicht (“FINMA”). Registered with the Register of Commerce Zurich CHE-105.078.458. T: +41 (0)44 245 70 00. Facsimile F: +41 (0)44 245 70 16. United Kingdom: State Street Global Advisors Limited. Authorized and regulated by the Financial Conduct Authority. Registered in England. Registered No. 2509928. VAT No. 5776591 81. Registered office: 20 Churchill Place, Canary Wharf, London, E14 5HJ. T: 020 3395 6000. F: 020 3395 6350. United States: State Street Global Advisors, One Iron Street, Boston MA 02210. T: +1 617 786 3000.

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The whole or any part of this work may not be reproduced, copied or transmitted or any of its contents disclosed to third parties without State Street Global Advisors’ express written consent.

State Street Global Advisors	B-6	© 2019 State Street Corporation. All Rights Reserved. ID15919 0319 Exp. Date: 03/31/2020

March 2019

2019 State Street Global

Advisors Conflict

Mitigation Guidelines

State Street Corporation has a comprehensive standalone Conflicts of Interest Policy and other policies that address a range of conflicts of interests identified. In addition, State Street Global Advisors, the asset management business of State Street Corporation, maintains a conflicts register that identifies key conflicts and describes systems in place to mitigate the conflicts. This guidance1 is designed to act in conjunction with related policies and practices employed by other groups within the organization. Further, they complement those policies and practices by providing specific guidance on managing the conflicts of interests that may arise through State Street Global Advisors’ proxy voting and engagement activities.

2019 State Street Global Advisors Conflict Mitigation Guidelines

Managing Conflicts of Interest Related to Proxy Voting

State Street Global Advisors has policies and procedures designed to prevent undue influence on State Street Global Advisors’ voting activities that may arise from relationships between proxy issuers or companies and State Street Corporation, State Street Global Advisors, State Street Global Advisors affiliates, State Street Global Advisors Funds or State Street Global Advisors Fund affiliates.

Protocols designed to help mitigate potential conflicts of interest include:

•	Providing sole voting discretion to members of State Street Global Advisors’ Asset Stewardship team. Members of the Asset Stewardship team may from time to time discuss views on proxy voting matters, company performance, strategy etc. with other State Street Corporation or State Street Global Advisors employees including portfolio managers, senior executives and relationship managers. However, final voting decisions are made solely by the Asset Stewardship team, in a manner that is consistent with the best interests of all clients, taking into account various perspectives on risks and opportunities with a view of maximizing the value of client assets;

•	Exercising a singular vote decision for each ballot item regardless of our investment strategy;

•	Prohibiting members of State Street Global Advisors’ Asset Stewardship team from disclosing State Street Global Advisors’ voting decision to any individual not affiliated with the proxy voting process prior to the meeting or date of written consent, as the case may be;

•	Mandatory disclosure by members of the State Street Global Advisors’ Asset Stewardship team, Global Proxy Review Committee (“PRC”) and Investment Committee (“IC”) of any personal conflict of interest (e.g., familial relationship with company management, serves as a director on the board of a listed company) to the Head of the Asset Stewardship team. Members are required to recuse themselves from any engagement or proxy voting activities related to the conflict;
•	In certain instances, client accounts and/or State Street Global Advisors pooled funds, where State Street Global Advisors acts as trustee, may hold shares in State Street Corporation or other State Street Global Advisors affiliated entities, such as mutual funds affiliated with State Street Global Advisors Funds Management, Inc. In general, State Street Global Advisors will outsource any voting decision relating to a shareholder meeting of State Street Coporation or other State Street Global Advisors affiliated entities to independent outside third parties. Delegated third parties exercise vote decisions based upon State Street Global Advisors’ Proxy Voting and Engagement Guidelines (“Guidelines”); and

•	Reporting of voting guideline overrides, if any, to the PRC on a quarterly basis.

In general, we do not believe matters that fall within the Guidelines and are voted consistently with the Guidelines present any potential conflicts, since the vote on the matter has effectively been determined without reference to the soliciting entity. However, where matters do not fall within the Guidelines or where we believe that voting in accordance with the Guidelines is unwarranted, we conduct an additional review to determine whether there is a conflict of interest. In circumstances where a conflict has been identified and either: (i) the matter does not fall clearly within the Guidelines; or (ii) State Street Global Advisors determines that voting in accordance with such guidance is not in the best interests of its clients, the Head of the Asset Stewardship team will determine whether a material relationship exists. If so, the matter is referred to the PRC. The PRC then reviews the matter and determines whether a conflict of interest exists, and if so, how to best resolve such conflict. For example, the PRC may (i) determine that the proxy vote does not give rise to a conflict due to the issues presented, (ii) refer the matter to the IC for further evaluation or (iii) retain an independent fiduciary to determine the appropriate vote.

[1]

These Managing Conflicts of Interest Arising From State Street Global Advisors’ Proxy Voting and Engagement Activity Guidelines are also applicable to State Street Global Advisors Funds Management, Inc. State Street Global Advisors Funds Management, Inc. is an SEC-registered investment adviser. State Street Global Advisors Funds Management, Inc., State Street Global Advisors Trust Company, and other advisory affiliates of State Street make up State Street Global Advisors, the investment management arm of State Street Corporation.

State Street Global Advisors	B-8

2019 State Street Global Advisors Conflict Mitigation Guidelines

ssga.com

State Street Global Advisors Worldwide Entities

Abu Dhabi: State Street Global Advisors Limited, Middle East Branch, 42801, 28, Al Khatem Tower, Abu Dhabi Global Market Square, Al Mayah Island, Abu Dhabi, United Arab Emirates. T: +971 2 245 9000. Australia: State Street Global Advisors, Australia, Limited (ABN 42 003 914 225) is the holder of an Australian Financial Services Licence (AFSL Number 238276). Registered office: Level 17, 420 George Street, Sydney, NSW 2000, Australia. T: +612 9240 7600. F: +612 9240 7611. Belgium: State Street Global Advisors Belgium, Chaussée de La Hulpe 120, 1000 Brussels, Belgium. T: 32 2 663 2036. F: 32 2 672 2077. SSGA Belgium is a branch office of State Street Global Advisors Limited. State Street Global Advisors Limited is authorized and regulated by the Financial Conduct Authority in the United Kingdom. Canada: State Street Global Advisors, Ltd., 770 Sherbrooke Street West, Suite 1200 Montreal, Quebec, H3A 1G1, T: +514 282 2400 and 30 Adelaide Street East Suite 500, Toronto, Ontario M5C 3G6. T: +647 775 5900. Dubai: State Street Global Advisors Limited, DIFC Branch, Central Park Towers, Suite 15 -38 (15th floor), P.O Box 26838, Dubai International Financial Centre (DIFC), Dubai, United Arab Emirates. Regulated by the Dubai Financial Services Authority (DFSA). T: +971 (0)4-4372800. France: State Street Global Advisors Ireland Limited, Paris branch is a branch of State Street Global Advisors Ireland Limited, registered in Ireland with company number 145221, authorized and regulated by the Central Bank of Ireland, and whose registered office is at 78 Sir John Rogerson’s Quay, Dublin 2. State Street Global Advisors Ireland Limited, Paris Branch, is registered in France with company number RCS Nanterre 832 734 602 and whose office is at Immeuble Défense Plaza, 23-25 rue Delarivière-Lefoullon, 92064 Paris La Défense Cedex, France. T: (+33) 1 44 45 40 00. F: (+33) 1 44 45 41 92. Germany: State Street Global Advisors GmbH, Brienner Strasse 59, D-80333 Munich. Authorized and regulated by the Bundesanstalt für Finanzdienstleistungsaufsicht (“BaFin”). Registered with the Register of Commerce Munich HRB 121381. T: +49 (0)89 55878 400. F: +49 (0)89 55878 440. Hong Kong: State Street Global Advisors Asia Limited, 68/F, Two International Finance Centre, 8 Finance Street, Central, Hong Kong. T: +852 2103 0288. F: +852 2103 0200. Ireland: State Street Global Advisors Ireland Limited is regulated by the Central Bank of Ireland. Registered office address 78 Sir John Rogerson’s Quay,

Dublin 2. Registered number 145221. T: +353 (0)1 776 3000. F: +353 (0)1 776 3300. Italy: State Street Global Advisors Limited, Milan Branch (Sede Secondaria di Milano) is a branch of State Street Global Advisors Limited, a company registered in the UK, authorized and regulated by the Financial Conduct Authority (FCA ), with a capital of GBP 62,350,000, and whose registered office is at 20 Churchill Place, London E14 5HJ. State Street Global Advisors Limited, Milan Branch (Sede Secondaria di Milano), is registered in Italy with company number 06353340968 - R.E.A. 1887090 and VAT number 06353340968 and whose office is at Via dei Bossi, 4 - 20121 Milano, Italy. T: 39 02 32066 100. F: 39 02 32066 155. Japan: State Street Global Advisors (Japan) Co., Ltd., Toranomon Hills Mori Tower 25F 1-23-1 Toranomon, Minato-ku, Tokyo 105-6325 Japan, T: +81-3-4530-7380 Financial Instruments Business Operator, Kanto Local Financial Bureau (Kinsho #345) , Membership: Japan Investment Advisers Association, The Investment Trust Association, Japan, Japan Securities Dealers’ Association. Netherlands: State Street Global Advisors Netherlands, Apollo Building, 7th floor Herikerbergweg 29 1101 CN Amsterdam, Netherlands. T: 31 20 7181701. SSGA Netherlands is a branch office of State Street Global Advisors Limited. State Street Global Advisors Limited is authorized and regulated by the Financial Conduct Authority in the United Kingdom. Singapore: State Street Global Advisors Singapore Limited, 168, Robinson Road, #33-01 Capital Tower, Singapore 068912 (Company Reg. No: 200002719D, regulated by the Monetary Authority of Singapore). T: +65 6826 7555. F: +65 6826 7501. Switzerland: State Street Global Advisors AG, Beethovenstr. 19, CH-8027 Zurich. Authorized and regulated by the Eidgenössische Finanzmarktaufsicht (“FINMA”). Registered with the Register of Commerce Zurich CHE-105.078.458. T: +41 (0)44 245 70 00. F: +41 (0)44 245 70 16. United Kingdom: State Street Global Advisors Limited. Authorized and regulated by the Financial Conduct Authority. Registered in England. Registered No. 2509928. VAT No. 5776591 81. Registered office: 20 Churchill Place, Canary Wharf, London, E14 5HJ. T: 020 33 95 6000. F: 020 3395 6350. United States: State Street Global Advisors, One Iron Street, Boston MA 02210. T: +1 617 786 3000.

The whole or any part of this work may not be reproduced, copied or transmitted or any of its contents disclosed to third parties without SSGA’s express written consent.

State Street Global Advisors	B-9	© 2019 State Street Corporation. All Rights Reserved. ID15922 0319 Exp. Date: 03/31/2020

Global Proxy Voting and

Engagement Guidelines

for Environmental and

Social Issues

Global Proxy Voting and Engagement Guidelines for Environmental and Social Issues

Overview

Our primary fiduciary obligation to our clients is to maximize the long-term returns of their investments. It is our view that material environmental and social (sustainability) issues can both create risk as well as generate long-term value in our portfolios. This philosophy provides the foundation for our value-based approach to Asset Stewardship.

We use our voice and our vote through engagement, proxy voting, and thought leadership in order to communicate with issuers and educate market participants about our perspective on important sustainability topics. Our Asset Stewardship program prioritization process allows us to proactively identify companies for engagement and voting in order to mitigate sustainability risks in our portfolio.

Through engagement, we address a broad range of topics that align with our thematic priorities and build long-term relationships with issuers. Engagements are often multi- year exercises. We share our views of key topics and also seek to understand the disclosure and practices of issuers. We leverage our long-term relationship with companies to effect change. Voting on sustainability issues is mainly driven through shareholder proposals. However, we may take voting action against directors even in the absence of shareholder proposals for unaddressed concerns pertaining to sustainability matters.

In this document we provide additional transparency into our approach to engagement and voting on sustainability- related matters.

Our Approach to Assessing Materiality and Relevance of Sustainability Issues

While we believe that sustainability-related factors can expose potential investment risks as well as drive long-term value creation, the materiality of specific sustainability issues varies from industry to industry and company by company. With this in mind, we leverage several distinct frameworks as well as additional resources to inform our views on the materiality of a sustainability issue at a given company including:

•	The Sustainability Accounting Standards Board (SASB) Materiality Map

•	The Task Force on Climate-related Financial Disclosures (TCFD) Framework

•	Disclosure expectations in a company’s given regulatory environment

•	Market expectations for the sector and industry

•	Other existing third party frameworks, such as the CDP (formally the Carbon Disclosure Project)

•	Our proprietary R-Factor[1] score

We expect companies to disclose information regarding their approach to identifying material sustainability-related risks and the management policies and practices in place to address such issues. We support efforts by companies to demonstrate the ways in which sustainability is incorporated into operations, business activities, and most importantly, long-term business strategy.

Approach to Engagement on

Sustainability Issues

State Street Global Advisors holds more than 12,000 listed equities across its global portfolios. The success of our engagement process is due to our ability to prioritize and optimally allocate resources. Our approach is driven by:

1) Proprietary Screens

We have developed proprietary in-house sustainability screens to help identify companies for proactive engagement. These screens leverage our proprietary R-Factor score to identify sector and industry outliers for engagement and voting on sustainability issues.

2) Thematic Prioritization

As part of our annual stewardship planning process we identify thematic sustainability priorities that will be addressed during most engagement meetings. We develop our priorities based upon several factors, including client feedback, emerging sustainability trends, developing macroeconomic conditions, and evolving regulations. These engagements not only inform our voting decisions but also allow us to monitor improvement over time and to contribute to our evolving perspectives on priority areas. Insights from these engagements are shared with clients through our publicly available Annual Stewardship Report.

Voting on Sustainability Proposals

Historically, shareholder proposals addressing sustainability-related topics have been most common in the U.S. and Japanese markets. However, we have observed such proposals being filed in additional markets, including Australia, the UK, and continental Europe.

Agnostic of market, sustainability-related shareholder proposals address diverse topics and typically ask companies to either improve sustainability-related disclosure or enhance their practices. Common topics for sustainability-related shareholder proposals include:

•	Climate-related issues

•	Sustainable practices

•	Gender equity

•	Campaign contributions and lobbying

•	Labor and human rights

•	Animal welfare

State Street Global Advisors	B-11

Global Proxy Voting and Engagement Guidelines for Environmental and Social Issues

We take a case-by-case approach to voting on shareholder proposals related to sustainability topics and consider the following when reaching a final vote decision:

•	The materiality of the sustainability topic in the proposal to the company’s business and sector (see “Our Approach to Assessing Materiality and Relevance of Sustainability Issues” above)

•	The content and intent of the proposal

•	Whether the adoption of such a proposal would promote long-term shareholder value in the context of the company’s disclosure and practices

•	The level of board involvement in the oversight of the company’s sustainability practices

•	Quality of engagement and responsiveness to our feedback

•	Binding nature of proposal or prescriptiveness of proposal

Vote Options for Sustainability-

Related Proposals

•	State Street Global Advisors votes For (support for proposal) if the issue is material and the company has poor disclosure and/or practices relative to our expectations.

•	State Street Global Advisors votes Abstain (some reservations) if the issue is material and the company’s disclosure and/or practices could be improved relative to our expectations.

•	State Street Global Advisors votes Against (no support for proposal) if the issue is non-material and/or the company’s disclosure and/or practices meet our expectations.

[1]	State Street Global Advisors’ proprietary scoring model, which aligns with SASB’s materiality map.

ssga.com

State Street Global Advisors Worldwide Entities

Abu Dhabi: State Street Global Advisors Limited, Middle East Branch, 42801, 28, Al Khatem Tower, Abu Dhabi Global Market Square, Al Mayah Island, Abu Dhabi, United Arab Emirates. Regulated by ADGM Financial Services Regulatory Authority. T: +971 2 245 9000. Australia: State Street Global Advisors, Australia, Limited (ABN 42 003 914 225) is the holder of an Australian Financial Services Licence (AFSL Number 238276). Registered office: Level 17, 420 George Street, Sydney, NSW 2000, Australia T: +612 9240 7600. F: +612 9240 7611. Belgium: State Street Global Advisors Belgium, Chaussée de La Hulpe 120, 1000 Brussels, Belgium. T: 32 2 663 2036, F: 32 2 672 2077. SSGA Belgium is a branch office of State Street Global Advisors Limited. State Street Global Advisors Ireland Limited, registered in Ireland with company number 145221, authorized and regulated by the Central Bank of Ireland, and whose registered office is at 78 Sir John Rogerson’s Quay, Dublin 2. Canada: State Street Global Advisors, Ltd., 770 Sherbrooke Street West, Suite 1200 Montreal, Quebec, H3A 1G1, T: +514 282 2400 and 30 Adelaide Street East Suite 500, Toronto, Ontario M5C 3G6. T: +647 775 5900. Dubai: State Street Global Advisors Limited, DIFC Branch, Central Park Towers, Suite 15-38 (15th floor), P.O Box 26838, Dubai International Financial Centre (DIFC), Dubai, United Arab Emirates. Regulated by the Dubai Financial Services Authority (DFSA). T: +971 (0)4 4372800, F: +971 (0)4 4372818. France: State Street Global Advisors Ireland Limited, Paris branch is a branch of State Street Global Advisors Ireland Limited, registered in Ireland with company number 145221, authorized and regulated by the Central Bank of Ireland, and whose registered office is at 78 Sir John Rogerson’s Quay, Dublin 2. State Street Global Advisors Ireland Limited, Paris Branch, is registered in France with company number RCS Nanterre 832 734 602 and whose office is at Immeuble Défense Plaza, 23-25 rue Delarivière-Lefoullon, 92064 Paris La Défense Cedex, France. T: (+33) 1 44 45 40 00. F: (+33) 1 44 45 41 92. Germany: State Street Global Advisors GmbH, Brienner Strasse 59, D-80333 Munich. Authorized and regulated by the Bundesanstalt für Finanzdienstleistungsaufsicht (“BaFin”). Registered with the Register of Commerce Munich HRB 121381. T: +49 (0)89 55878 400. F: +49 (0)89 55878 440. Hong Kong: State Street Global Advisors Asia Limited, 68/F, Two International Finance Centre, 8 Finance Street, Central, Hong Kong. T: +852

2103-0288. F: +852 2103 0200. Ireland: State Street Global Advisors Ireland Limited is regulated by the Central Bank of Ireland. Registered office address 78 Sir John Rogerson’s Quay, Dublin 2. Registered number 145221. T: +353 (0)1 776 3000. F: +353 (0)1 776 3300. Italy: State Street Global Advisors Ireland Limited, Milan Branch (Sede Secondaria di Milano) is a branch of State Street Global Advisors Ireland Limited, registered in Ireland with company number 145221, authorized and regulated by the Central Bank of Ireland, and whose registered office is at 78 Sir John Rogerson’s Quay, Dublin 2. State Street Global Advisors Ireland Limited, Milan Branch (Sede Secondaria di Milano), is registered in Italy with company number 10495250960 - R.E.A. 2535585 and VAT number 10495250960and whose office is at Via dei Bossi, 4 - 20121 Milano, Italy. T: +39 02 32066 100. F: +39 02 32066 155. Japan: State Street Global Advisors (Japan) Co., Ltd., Toranomon Hills Mori Tower 25F 1-23-1 Toranomon, Minato-ku, Tokyo 105-6325 Japan, T: +81-3-4530-7380 Financial Instruments Business Operator, Kanto Local Financial Bureau (Kinsho #345) , Membership: Japan Investment Advisers Association, The Investment Trust Association, Japan, Japan Securities Dealers’ Association. Netherlands: State Street Global Advisors Netherlands, Apollo Building, 7th floor Herikerbergweg 29 1101 CN Amsterdam, Netherlands. Telephone: 31 20 7181701. SSGA Netherlands is a branch office of State Street Global Advisors Ireland Limited, registered in Ireland with company number 145221, authorized and regulated by the Central Bank of Ireland, and whose registered office is at 78 Sir John Rogerson’s Quay, Dublin 2. Singapore: State Street Global Advisors Singapore Limited, 168, Robinson Road, #33-01 Capital Tower, Singapore 068912 (Company Reg. No: 200002719D, regulated by the Monetary Authority of Singapore). Telephone: +65 6826 7555. F: +65 6826 7501. Switzerland: State Street Global Advisors AG, Beethovenstr. 19, CH-8027 Zurich. Authorized and regulated by the Eidgenössische Finanzmarktaufsicht (“FINMA”). Registered with the Register of Commerce Zurich CHE-105.078.458. T: +41 (0)44 245 70 00. Facsimile F: +41 (0)44 245 70 16. United Kingdom: State Street Global Advisors Limited. Authorized and regulated by the Financial Conduct Authority. Registered in England. Registered No. 2509928. VAT No. 5776591 81. Registered office: 20 Churchill Place, Canary Wharf, London, E14 5HJ. T: 020 3395 6000. F: 020 3395 6350. United States: State Street Global Advisors, One Iron Street, Boston MA 02210. T: +1 617 786 3000.

State Street Global Advisors	B-12	© 2019 State Street Corporation. All Rights Reserved. ID15998 0319 Exp. Date: 03/31/2020

March 2019

Proxy Voting and

Engagement Guidelines

North America

(United States & Canada)

State Street Global Advisors’ North America Proxy Voting and Engagement Guidelines1 outline our expectations of companies listed on stock exchanges in the US and Canada. These guidelines complement and should be read in conjunction with State Street Global Advisors’ Global Proxy Voting and Engagement Principles, which provide a detailed explanation of our approach to voting and engaging with companies, and State Street Global Advisors’ Conflict Mitigation Guidance.

B-13

Proxy Voting and Engagement Guidelines

State Street Global Advisors’ North America Proxy Voting and Engagement Guidelines address areas, including board structure, director tenure, audit related issues, capital structure, executive compensation, as well as environmental, social, and other governance-related issues of companies listed on stock exchanges in the US and Canada (“North America”). Principally, we believe the primary responsibility of the board of directors is to preserve and enhance shareholder value and protect shareholder interests. In order to carry out their primary responsibilities, directors have to undertake activities that range from setting strategy and overseeing executive management to monitoring the risks that arise from a company’s business, including risks related to sustainability issues. Further, good corporate governance necessitates the existence of effective internal controls and risk management systems, which should be governed by the board.

When voting and engaging with companies in global markets, we consider market specific nuances in the manner that we believe will most likely protect and promote the long-term economic value of client investments. We expect companies to observe the relevant laws and regulations of their respective markets, as well as country specific best practice guidelines and corporate governance codes. When we feel that a country’s regulatory requirements do not address some of the key philosophical principles that we believe are fundamental to its global voting guidelines, we may hold companies in such markets to our global standards.

In its analysis and research about corporate governance issues in North America, we expect all companies to act in a transparent manner and to provide detailed disclosure on board profiles, related-party transactions, executive compensation, and other governance issues that impact shareholders’ long-term interests. Further, as a founding member of the Investor Stewardship Group (“ISG”), we proactively monitor companies’ adherence to the Corporate Governance Principles for US listed companies. Consistent with the “comply-or-explain” expectations established by the principles, we encourage companies to proactively disclose their level of compliance with the principles. In instances of non-compliance when companies cannot explain the nuances of their governance structure effectively, either publicly or through engagement, we may vote against the independent board leader.

State Street Global Advisors’ Proxy Voting and Engagement Philosophy

Corporate governance and sustainability issues are an integral part of the investment process. The Asset Stewardship Team consists of investment professionals with expertise in corporate governance and company law, remuneration, accounting, and environmental and social issues. We have established robust corporate governance principles and practices that are backed with extensive analytical expertise to understand the complexities of the corporate governance landscape. We engage with companies to provide insight on the principles and practices that drive our voting decisions. We also conduct proactive engagements to address significant shareholder concerns and environmental, social, and governance (“ESG”) issues in a manner consistent with maximizing shareholder value.

The team works alongside members of State Street Global Advisors’ s Active Fundamental and various other investment teams, collaborating on issuer engagements and providing input on company specific fundamentals. We are also a member of various investor associations that seek to address broader corporate governance related policy issues in North America.

State Street Global Advisors is a signatory to the United Nations Principles of Responsible Investment (“UNPRI”) and is compliant with the US Investor Stewardship Group Principles. We are committed to sustainable investing and are working to further integrate ESG principles into investment and corporate governance practices, where applicable and consistent with our fiduciary duty.

Directors and Boards

State Street Global Advisors believes that a well constituted board of directors, with a balance of skills, expertise, and independence, provides the foundations for a well governed company. We view board quality as a measure of director independence, director succession planning, board diversity, evaluations and refreshment, and company governance practices. We vote for the election/re-election of directors on a case-by-case basis after considering various factors, including board quality, general market practice, and availability of information on director skills and expertise. In principle, we believe independent directors are crucial to robust corporate governance and help management establish sound corporate governance policies and practices. A sufficiently independent board will most effectively monitor management and perform oversight functions necessary to protect shareholder interests. Further, we expect boards of Russell 3000 and TSX listed companies to have at least one female board member.

Director related proposals include issues submitted to shareholders that deal with the composition of the board or with members of a corporation’s board of directors. In deciding the director nominee to support, we consider numerous factors.

State Street Global Advisors	B-14

Proxy Voting and Engagement Guidelines

Director Elections

Our director election guideline focuses on companies’ governance profile to identify if a company demonstrates appropriate governance practices or if it exhibits negative governance practices. Factors we consider when evaluating governance practices include, but are not limited to the following:

•	Shareholder rights

•	Board independence

•	Board structure

If a company demonstrates appropriate governance practices, we believe a director should be classified as independent based upon the relevant listing standards or local market practice standards. In such cases, the composition of the key oversight committees of a board should meet the minimum standards of independence. Accordingly, we will vote against a nominee at a company with appropriate governance practices if the director is classified as non-independent under relevant listing standards or local market practice and serves on a key committee of the board (compensation, audit, nominating, or committees required to be fully independent by local market standards).

Conversely, if a company demonstrates negative governance practices, State Street Global Advisors believes the classification standards for director independence should be elevated. In such circumstances, we will evaluate all director nominees based upon the following classification standards:

•	Is the nominee an employee of or related to an employee of the issuer or its auditor?

•	Does the nominee provide professional services to the issuer?

•	Has the nominee attended an appropriate number of board meetings?

•	Has the nominee received non-board related compensation from the issuer?

In the US market where companies demonstrate negative governance practices, these stricter standards will apply not only to directors who are a member of a key committee but to all directors on the board as market practice permits. Accordingly, we will vote against a nominee (with the exception of the CEO) where the board has inappropriate governance practices and is considered not independent based on the above independence criteria.

Additionally, we may withhold votes from directors based on the following:

•	Overall average board tenure is excessive. In assessing excessive tenure, we give consideration to factors such as the preponderance of long tenured directors, board refreshment practices, and classified board structures

•	Directors attend less than 75% of board meetings without appropriate explanation or providing reason for their failure to meet the attendance threshold

•	CEOs of a public company who sit on more than three public company boards

•	Director nominees who sit on more than six public company boards

•	Directors of companies that have not been responsive to a shareholder proposal that received a majority shareholder support at the last annual or special meeting

•	Consideration can be warranted if management submits the proposal(s) on the ballot as a binding management proposal, recommending shareholders vote for the particular proposal(s)

•	Directors of companies have unilaterally adopted/ amended company bylaws that negatively impact our shareholder rights (such as fee-shifting, forum selection, and exclusion service bylaws) without putting such amendments to a shareholder vote

•	Compensation committee members where there is a weak relationship between executive pay and performance over a five-year period

•	Audit committee members if non-audit fees exceed 50% of total fees paid to the auditors

•	Directors who appear to have been remiss in their duties

Director Related Proposals

We generally vote for the following director related proposals:

•	Discharge of board members’ duties, in the absence of pending litigation, regulatory investigation, charges of fraud, or other indications of significant concern

•	Proposals to restore shareholders’ ability in order to remove directors with or without cause

•	Proposals that permit shareholders to elect directors to fill board vacancies

•	Shareholder proposals seeking disclosure regarding the company, board, or compensation committee’s use of compensation consultants, such as company name, business relationship(s), and fees paid

State Street Global Advisors	B-15

Proxy Voting and Engagement Guidelines

We generally vote against the following director related proposals:

•	Requirements that candidates for directorships own large amounts of stock before being eligible to be elected

•	Proposals that relate to the “transaction of other business as properly comes before the meeting,” which extend “blank check” powers to those acting as proxy

•	Proposals requiring two candidates per board seat

Majority Voting

We will generally support a majority vote standard based on votes cast for the election of directors.

We will generally vote to support amendments to bylaws that would require simple majority of voting shares

(i.e. shares cast) to pass or to repeal certain provisions.

Annual Elections

We generally support the establishment of annual elections of the board of directors. Consideration is given to the overall level of board independence and the independence of the key committees, as well as the existence of a shareholder rights plan.

Cumulative Voting

We do not support cumulative voting structures for the election of directors.

Separation Chair/CEO

We analyze proposals for the separation of Chair/CEO on a case-by-case basis taking into consideration numerous factors, including the appointment of and role played by a lead director, a company’s performance, and the overall governance structure of the company.

Proxy Access

In general, we believe that proxy access is a fundamental right and an accountability mechanism for all long-term shareholders. We will consider proposals relating to proxy access on a case-by-case basis. We will support shareholder proposals that set parameters to empower long-term shareholders while providing management the flexibility to design a process that is appropriate for the company’s circumstances.

We will review the terms of all other proposals and will support those proposals that have been introduced in the spirit of enhancing shareholder rights.

Considerations include the following:

•	The ownership thresholds and holding duration proposed in the resolution

•	The binding nature of the proposal
•	The number of directors that shareholders may be able to nominate each year

•	Company governance structure

•	Shareholder rights

•	Board performance

Age/Term Limits

Generally, we will vote against age and term limits unless the company is found to have poor board refreshment and director succession practices, and has a preponderance of non-executive directors with excessively long tenures serving on the board.

Approve Remuneration of Directors

Generally, we will support directors’ compensation, provided the amounts are not excessive relative to other issuers in the market or industry. In making our determination, we review whether the compensation is overly dilutive to existing shareholders.

Indemnification

Generally, we support proposals to limit directors’ liability and/or expand indemnification and liability protection if he or she has not acted in bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his or her office.

Classified Boards

We generally support annual elections for the board of directors.

Confidential Voting

We will support confidential voting.

Board Size

We will support proposals seeking to fix the board size or designate a range for the board size and will vote against proposals that give management the ability to alter the size of the board outside of a specified range without shareholder approval.

Audit-Related Issues

Ratifying Auditors and Approving

Auditor Compensation

We support the approval of auditors and auditor compensation provided that the issuer has properly disclosed audit and non-audit fees relative to market practice and the audit fees are not deemed excessive. We deem audit fees to be excessive if the non-audit fees for the prior year constituted 50% or more of the total fees paid to the auditor. We will also support the disclosure of auditor and consulting relationships when the same or related

State Street Global Advisors	B-16

Proxy Voting and Engagement Guidelines

entities are conducting both activities and will support the establishment of a selection committee responsible for the final approval of significant management consultant contract awards where existing firms are already acting in an auditing function.

In circumstances where “other” fees include fees related to initial public offerings, bankruptcy emergence, and spin-offs, and the company makes public disclosure of the amount and nature of those fees which are determined to be an exception to the standard “non-audit fee” category, then such fees may be excluded from the non-audit fees considered in determining the ratio of non-audit to audit/audit-related fees/tax compliance and preparation for purposes of determining whether non-audit fees are excessive.

We will support the discharge of auditors and requirements that auditors attend the annual meeting of shareholders.2

Capital-Related Issues

Capital structure proposals include requests by management for approval of amendments to the certificate of incorporation that will alter the capital structure of the company.

The most common request is for an increase in the number of authorized shares of common stock, usually in conjunction with a stock split or dividend. Typically, we support requests that are not unreasonably dilutive or enhance the rights of common shareholders. In considering authorized share proposals, the typical threshold for approval is 100% over current authorized shares. However, the threshold may be increased if the company offers a specific need or purpose (merger, stock splits, growth purposes, etc.). All proposals are evaluated on a case-by-case basis taking into account the company’s specific financial situation.

Increase in Authorized Common Shares

In general, we support share increases for general corporate purposes up to 100% of current authorized stock.

We support increases for specific corporate purposes up to 100% of the specific need plus 50% of current authorized common stock for US and Canadian firms.

When applying the thresholds, we will also consider the nature of the specific need, such as mergers and acquisitions and stock splits.

Increase in Authorized Preferred Shares

We vote on a case-by-case basis on proposals to increase the number of preferred shares.

Generally, we will vote for the authorization of preferred stock in cases where the company specifies the voting, dividend, conversion, and other rights of such stock and the terms of the preferred stock appear reasonable.

We will support proposals to create “declawed” blank check preferred stock (stock that cannot be used as a takeover defense). However, we will vote against proposals to increase the number of blank check preferred stock authorized for issuance when no shares have been issued or reserved for a specific purpose.

Unequal Voting Rights

We will not support proposals authorizing the creation of new classes of common stock with superior voting rights and will vote against new classes of preferred stock with unspecified voting, conversion, dividend distribution, and other rights. In addition, we will not support capitalization changes that add “blank check” classes of stock (i.e. classes of stock with undefined voting rights) or classes that dilute the voting interests of existing shareholders.

However, we will support capitalization changes that eliminate other classes of stock and/or unequal voting rights.

Mergers and Acquisitions

Mergers or the reorganization of the structure of a company often involve proposals relating to reincorporation, restructurings, liquidations, and other major changes to the corporation.

Proposals that are in the best interests of the shareholders, demonstrated by enhancing share value or improving the effectiveness of the company’s operations, will be supported.

In general, provisions that are not viewed as economically sound or are thought to be destructive to shareholders’ rights are not supported.

We will generally support transactions that maximize shareholder value. Some of the considerations include the following:

•	Offer premium

•	Strategic rationale

•	Board oversight of the process for the recommended transaction, including, director and/or management conflicts of interest

•	Offers made at a premium and where there are no other higher bidders

•	Offers in which the secondary market price is substantially lower than the net asset value

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Proxy Voting and Engagement Guidelines

We may vote against a transaction considering the following:

•	Offers with potentially damaging consequences for minority shareholders because of illiquid stock, especially in some non-US markets

•	Offers where we believe there is a reasonable prospect for an enhanced bid or other bidders

•	The current market price of the security exceeds the bid price at the time of voting

Anti–Takeover Issues

Typically, these are proposals relating to requests by management to amend the certificate of incorporation or bylaws to add or to delete a provision that is deemed to have an anti-takeover effect. The majority of these proposals deal with management’s attempt to add some provision that makes a hostile takeover more difficult or will protect incumbent management in the event of a change in control of the company.

Proposals that reduce shareholders’ rights or have the effect of entrenching incumbent management will not be supported.

Proposals that enhance the right of shareholders to make their own choices as to the desirability of a merger or other proposal are supported.

Shareholder Rights Plans

US We will support mandates requiring shareholder approval of a shareholder rights plans (“poison pill”) and repeals of various anti-takeover related provisions.

In general, we will vote against the adoption or renewal of a US issuer’s shareholder rights plan (“poison pill”).

We will vote for an amendment to a shareholder rights plan (“poison pill”) where the terms of the new plans are more favorable to shareholders’ ability to accept unsolicited offers (i.e. if one of the following conditions are met: (i) minimum trigger, flip-in or flip-over of 20%, (ii) maximum term of three years, (iii) no “dead hand,” “slow hand,” “no hand” nor similar feature that limits the ability of a future board to redeem the pill, and (iv) inclusion of a shareholder redemption feature (qualifying offer clause), permitting ten percent of the shares to call a special meeting or seek a written consent to vote on rescinding the pill if the board refuses to redeem the pill 90 days after a qualifying offer is announced).

Canada We analyze proposals for shareholder approval of a shareholder rights plan (“poison pill”) on a case-by-case basis taking into consideration numerous factors, including but not limited to, whether it conforms to ‘new generation’ rights plans and the scope of the plan.

Special Meetings

We will vote for shareholder proposals related to special meetings at companies that do not provide shareholders the right to call for a special meeting in their bylaws if:

•	The company also does not allow shareholders to act by written consent

•	The company allows shareholders to act by written consent but the ownership threshold for acting by written consent is set above 25% of outstanding shares

We will vote for shareholder proposals related to special meetings at companies that give shareholders (with a minimum 10% ownership threshold) the right to call for a special meeting in their bylaws if:

•	The current ownership threshold to call for a special meeting is above 25% of outstanding shares

We will vote for management proposals related to special meetings.

Written Consent

We will vote for shareholder proposals on written consent at companies if:

•	The company does not have provisions in their bylaws giving shareholders the right to call for a special meeting

•	The company allows shareholders the right to call for a special meeting, but the current ownership threshold to call for a special meeting is above 25% of outstanding shares

•	The company has a poor governance profile

We will vote management proposals on written consent on a case-by-case basis.

Super–Majority

We will generally vote against amendments to bylaws requiring super-majority shareholder votes to pass or repeal certain provisions. We will vote for the reduction or elimination of super-majority vote requirements, unless management of the issuer was concurrently seeking to or had previously made such a reduction or elimination.

Remuneration Issues

Despite the differences among the types of plans and the awards possible there is a simple underlying philosophy that guides the analysis of all compensation plans; namely, the terms of the plan should be designed to provide an incentive for executives and/or employees to align their interests with those of the shareholders and thus work toward enhancing shareholder value. Plans that benefit participants only when the shareholders also benefit are those most likely to be supported.

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Proxy Voting and Engagement Guidelines

Advisory Vote on Executive Compensation and Frequency

State Street Global Advisors believes executive compensation plays a critical role in aligning executives interest with shareholder’s, attracting, retaining and incentivizing key talent, and ensuring positive correlation between the performance achieved by management and the benefits derived by shareholders. We support management proposals on executive compensation where there is a strong relationship between executive pay and performance over a five-year period. We seek adequate disclosure of various compensation elements, absolute and relative pay levels, peer selection and benchmarking, the mix of long-term and short-term incentives, alignment of pay structures with shareholder interests as well as with corporate strategy, and performance. Further shareholders should have the opportunity to assess whether pay structures and levels are aligned with business performance on an annual basis.

In Canada, where advisory votes on executive compensation are not commonplace, we will rely primarily upon engagement to evaluate compensation plans.

Employee Equity Award Plans

We consider numerous criteria when examining equity award proposals. Generally we do not vote against plans for lack of performance or vesting criteria. Rather the main criteria that will result in a vote against an equity award plan are:

Excessive voting power dilution To assess the dilutive effect, we divide the number of shares required to fully fund the proposed plan, the number of authorized but unissued shares and the issued but unexercised shares by the fully diluted share count. We review that number in light of certain factors, such as the industry of the issuer.

Historical option grants Excessive historical option grants over the past three years. Plans that provide for historical grant patterns of greater than five to eight percent are generally not supported.

Repricing We will vote against any plan where repricing is expressly permitted. If a company has a history of repricing underwater options, the plan will not be supported.

Other criteria include the following:

•	Number of participants or eligible employees

•	The variety of awards possible

•	The period of time covered by the plan

There are numerous factors that we view as negative. If combined they may result in a vote against a proposal. Factors include:

•	Grants to individuals or very small groups of participants

•	“Gun-jumping” grants which anticipate shareholder approval of a plan or amendment

•	The power of the board to exchange “underwater” options without shareholder approval. This pertains to the ability of a company to reprice options, not the actual act of repricing described above

•	Below market rate loans to officers to exercise their options

•	The ability to grant options at less than fair market value;

•	Acceleration of vesting automatically upon a change in control

•	Excessive compensation (i.e. compensation plans which we deem to be overly dilutive)

Share Repurchases If a company makes a clear connection between a share repurchase program and its intent to offset dilution created from option plans and the company fully discloses the amount of shares being repurchased, the voting dilution calculation may be adjusted to account for the impact of the buy back.

Companies will not have any such repurchase plan factored into the dilution calculation if they do not (i) clearly state the intentions of any proposed share buy-back plan, (ii) disclose a definitive number of the shares to be bought back, (iii) specify the range of premium/discount to market price at which a company can repurchase shares, and (iv) disclose the time frame during which the shares will be bought back..

162(m) Plan Amendments If a plan would not normally meet our criteria described above, but was primarily amended to add specific performance criteria to be used with awards that were designed to qualify for performance- based exception from the tax deductibility limitations of Section 162(m) of the Internal Revenue Code, then we will support the proposal to amend the plan.

Employee Stock Option Plans

We generally vote for stock purchase plans with an exercise price of not less than 85% of fair market value. However, we take market practice into consideration.

Compensation Related Items

We generally support the following proposals:

•	Expansions to reporting of financial or compensation- related information within reason

•	Proposals requiring the disclosure of executive retirement benefits if the issuer does not have an independent compensation committee

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Proxy Voting and Engagement Guidelines

We generally vote against the following proposal:

•	Retirement bonuses for non-executive directors and auditors

Miscellaneous/Routine Items

We generally support the following miscellaneous/routine governance items:

•	Reimbursement of all appropriate proxy solicitation expenses associated with the election when voting in conjunction with support of a dissident slate

•	Opting-out of business combination provision

•	Proposals that remove restrictions on the right of shareholders to act independently of management

•	Liquidation of the company if the company will file for bankruptcy if the proposal is not approved

•	Shareholder proposals to put option repricings to a shareholder vote

•	General updating of, or corrective amendments to, charter and bylaws not otherwise specifically addressed herein, unless such amendments would reasonably be expected to diminish shareholder rights (e.g. extension of directors’ term limits, amending shareholder vote requirement to amend the charter documents, insufficient information provided as to the reason behind the amendment)

•	Change in corporation name

•	Mandates that amendments to bylaws or charters have shareholder approval

•	Management proposals to change the date, time, and/or location of the annual meeting unless the proposed change is unreasonable

•	Repeals, prohibitions or adoption of anti-greenmail provisions

•	Management proposals to implement a reverse stock split when the number of authorized shares will be proportionately reduced and proposals to implement a reverse stock split to avoid delisting

•	Exclusive forum provisions

State Street Global Advisors generally does not support the following miscellaneous/routine governance items:

•	Proposals requesting companies to adopt full tenure holding periods for their executives

•	Reincorporation to a location that we believe has more negative attributes than its current location of incorporation
•	Shareholder proposals to change the date, time, and/or location of the annual meeting unless the current scheduling or location is unreasonable

•	Proposals to approve other business when it appears as a voting item

•	Proposals giving the board exclusive authority to amend the bylaws

•	Proposals to reduce quorum requirements for shareholder meetings below a majority of the shares outstanding unless there are compelling reasons to support the proposal

Environmental and Social Issues

As a fiduciary, State Street Global Advisors takes a comprehensive approach to engaging with our portfolio companies about material environmental and social (sustainability) issues. We use our voice and our vote through engagement, proxy voting, and thought leadership in order to communicate with issuers and educate market participants about our perspective on important sustainability topics. Our Asset Stewardship program prioritization process allows us to proactively identify companies for engagement and voting in order to mitigate sustainability risks in our portfolio. Through engagement, we address a broad range of topics that align with our thematic priorities and build long-term relationships with issuers. When voting, we fundamentally consider whether the adoption of a shareholder proposal addressing a material sustainability issue would promote long-term shareholder value in the context of the company’s existing practices and disclosures as well as existing market practice.

For more information on our approach to environmental and social issues, please see our Global Proxy Voting and Engagement Guidelines for Environmental and Social Issues available at ssga.com/about-us/asset-stewardship.html.

More Information

Any client who wishes to receive information on how its proxies were voted should contact its State Street Global Advisors relationship manager.

[1]

These Proxy Voting and Engagement Guidelines are also applicable to SSGA Funds Management, Inc.” SSGA Funds Management, Inc. is an SEC-registered investment adviser. SSGA Funds Management, Inc., State Street Global Advisors Trust Company, and other advisory affiliates of State Street make up State Street Global Advisors, the investment management arm of State Street Corporation.

[2]	Common for non-US issuers; request from the issuer to discharge from liability the directors or auditors with respect to actions taken by them during the previous year.

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ssga.com

State Street Global Advisors Worldwide Entities

Abu Dhabi: State Street Global Advisors Limited, Middle East Branch, 42801, 28, Al Khatem Tower, Abu Dhabi Global Market Square, Al Mayah Island, Abu Dhabi, United Arab Emirates. Regulated by ADGM Financial Services Regulatory Authority. T: +971 2 245 9000. Australia: State Street Global Advisors, Australia, Limited (ABN 42 003 914 225) is the holder of an Australian Financial Services Licence (AFSL Number 238276). Registered office: Level 17, 420 George Street, Sydney, NSW 2000, Australia T: +612 9240 7600. F: +612 9240 7611. Belgium: State Street Global Advisors Belgium, Chaussée de La Hulpe 120, 1000 Brussels, Belgium. T: 32 2 663 2036, F: 32 2 672 2077. SSGA Belgium is a branch office of State Street Global Advisors Limited. State Street Global Advisors Ireland Limited, registered in Ireland with company number 145221, authorized and regulated by the Central Bank of Ireland, and whose registered office is at 78 Sir John Rogerson’s Quay, Dublin 2. Canada: State Street Global Advisors, Ltd., 770 Sherbrooke Street West, Suite 1200 Montreal, Quebec, H3A 1G1, T: +514 282 2400 and 30 Adelaide Street East Suite 500, Toronto, Ontario M5C 3G6. T: +647 775 5900. Dubai: State Street Global Advisors Limited, DIFC Branch, Central Park Towers, Suite 15-38 (15th floor), P.O Box 26838, Dubai International Financial Centre (DIFC), Dubai, United Arab Emirates. Regulated by the Dubai Financial Services Authority (DFSA). T: +971 (0)4 4372800, F: +971 (0)4 4372818. France: State Street Global Advisors Ireland Limited, Paris branch is a branch of State Street Global Advisors Ireland Limited, registered in Ireland with company number 145221, authorized and regulated by the Central Bank of Ireland, and whose registered office is at 78 Sir John Rogerson’s Quay, Dublin 2. State Street Global Advisors Ireland Limited, Paris Branch, is registered in France with company number RCS Nanterre 832 734 602 and whose office is at Immeuble Défense Plaza, 23-25 rue Delarivière-Lefoullon, 92064 Paris La Défense Cedex, France. T: (+33) 1 44 45 40 00. F: (+33) 1 44 45 41 92. Germany: State Street Global Advisors GmbH, Brienner Strasse 59, D-80333 Munich. Authorized and regulated by the Bundesanstalt für Finanzdienstleistungsaufsicht (“BaFin”). Registered with the Register of Commerce Munich HRB 121381. T: +49 (0)89 55878 400. F: +49 (0)89 55878 440. Hong Kong: State Street Global Advisors Asia Limited, 68/F, Two International Finance Centre, 8 Finance Street, Central, Hong Kong. T: +852 2103-0288. F: +852 2103 0200. Ireland: State Street Global Advisors Ireland Limited

is regulated by the Central Bank of Ireland. Registered office address 78 Sir John Rogerson’s Quay, Dublin 2. Registered number 145221. T: +353 (0)1 776 3000. F: +353 (0)1 776 3300. Italy: State Street Global Advisors Ireland Limited, Milan Branch (Sede Secondaria di Milano) is a branch of State Street Global Advisors Ireland Limited, registered in Ireland with company number 145221, authorized and regulated by the Central Bank of Ireland, and whose registered office is at 78 Sir John Rogerson’s Quay, Dublin 2. State Street Global Advisors Ireland Limited, Milan Branch (Sede Secondaria di Milano), is registered in Italy with company number 10495250960 - R.E.A. 2535585 and VAT number 10495250960and whose office is at Via dei Bossi, 4 - 20121 Milano, Italy. T: +39 02 32066 100. F: +39 02 32066 155. Japan: State Street Global Advisors (Japan) Co., Ltd., Toranomon Hills Mori Tower 25F 1-23-1 Toranomon, Minato-ku, Tokyo 105-6325 Japan, T: +81-3-4530-7380 Financial Instruments Business Operator, Kanto Local Financial Bureau (Kinsho #345) , Membership: Japan Investment Advisers Association, The Investment Trust Association, Japan, Japan Securities Dealers’ Association. Netherlands: State Street Global Advisors Netherlands, Apollo Building, 7th floor Herikerbergweg 29 1101 CN Amsterdam, Netherlands. Telephone: 31 20 7181701. SSGA Netherlands is a branch office of State Street Global Advisors Ireland Limited, registered in Ireland with company number 145221, authorized and regulated by the Central Bank of Ireland, and whose registered office is at 78 Sir John Rogerson’s Quay, Dublin 2. Singapore: State Street Global Advisors Singapore Limited, 168, Robinson Road, #33-01 Capital Tower, Singapore 068912 (Company Reg. No: 200002719D, regulated by the Monetary Authority of Singapore). Telephone: +65 6826 7555. F: +65 6826 7501. Switzerland: State Street Global Advisors AG, Beethovenstr. 19, CH-8027 Zurich. Authorized and regulated by the Eidgenössische Finanzmarktaufsicht (“FINMA”). Registered with the Register of Commerce Zurich CHE-105.078.458. T: +41 (0)44 245 70 00. Facsimile F: +41 (0)44 245 70 16. United Kingdom: State Street Global Advisors Limited. Authorized and regulated by the Financial Conduct Authority. Registered in England. Registered No. 2509928. VAT No. 5776591 81. Registered office: 20 Churchill Place, Canary Wharf, London, E14 5HJ. T: 020 3395 6000. F: 020 3395 6350. United States: State Street Global Advisors, One Iron Street, Boston MA 02210. T: +1 617 786 3000.

The whole or any part of this work may not be reproduced, copied or transmitted or any of its contents disclosed to third parties without SSGA’s express written consent.

State Street Global Advisors	B-21	© 2019 State Street Corporation. All Rights Reserved. ID15918 0319 Exp. Date: 03/31/2020

March 2019

Proxy Voting and

Engagement Guidelines

Australia and New Zealand

State Street Global Advisors’ Australia and New Zealand Proxy Voting and Engagement Guidelines1 outline our expectations of companies listed on stock exchanges in Australia and New Zealand. These guidelines complement and should be read in conjunction with State Street Global Advisors’ Global Proxy Voting and Engagement Principles that provide a detailed explanation of our approach to voting and engaging with companies and State Street Global Advisors’ Conflict Mitigation Guidelines.

Proxy Voting and Engagement Guidelines

State Street Global Advisors’ Australia and New Zealand Proxy Voting and Engagement Guidelines address areas including board structure, audit related issues, capital structure, remuneration, environmental, social, and other governance related issues. Principally we believe the primary responsibility of the board of directors is to preserve and enhance shareholder value and protect shareholder interests. In order to carry out their primary responsibilities, directors have to undertake activities that range from setting strategy and overseeing executive management to monitoring the risks that arise from a company’s business, including risks related to sustainability issues. Further, good corporate governance necessitates the existence of effective internal controls and risk management systems, which should be governed by the board.

When voting and engaging with companies in global markets, we consider market specific nuances in the manner that we believe will best protect and promote the long-term economic value of client investments. We expect companies to observe the relevant laws and regulations of their respective markets as well as country specific best practice guidelines, and corporate governance codes. We may hold companies in such markets to our global standards when we feel that a country’s regulatory requirements do not address some of the key philosophical principles that we believe are fundamental to our global voting guidelines.

In our analysis and research into corporate governance issues in Australia and New Zealand, we expect all companies at a minimum to comply with the ASX Corporate Governance Principles and proactively monitor companies’ adherence to the principles. Consistent with the ‘comply or explain’ expectations established by the Principles, we encourage companies to proactively disclose their level of compliance with the Principles. In instances of non-compliance when companies cannot explain the nuances of their governance structure effectively, either publicly or through engagement, we may vote against the independent board leader. On some governance matters, such as composition of audit committees, we hold Australian companies to our global standards requiring all directors on the committee to be independent of management.

State Street Global Advisors’ Proxy Voting and Engagement Philosophy

In our view, corporate governance and sustainability issues are an integral part of the investment process. The Asset Stewardship Team consists of investment professionals with expertise in corporate governance and company law, remuneration, accounting, and environmental and social issues. We have established robust corporate governance principles and practices that are backed with extensive analytical expertise in order to understand the complexities of the corporate governance landscape. We engage with companies to provide insight on the principles and practices that drive our voting decisions. We also conduct proactive engagement to address significant shareholder concerns and environmental, social and governance (“ESG”) issues in a manner consistent with maximizing shareholder value.

The team works alongside members of State Street Global Advisors’ Active Fundamental and Asia-Pacific (“APAC”) investment teams, collaborating on issuer engagement and providing input on company specific fundamentals. We are also a member of various investor associations that seek to address broader corporate governance related policy issues in the region.

State Street Global Advisors is a signatory to the United Nations Principles of Responsible Investment (“UNPRI”). We are committed to sustainable investing and are working to further integrate ESG principles into investment and corporate governance practices where applicable and consistent with our fiduciary duty.

Directors and Boards

State Street Global Advisors believes that a well constituted board of directors with a good balance of skills, expertise, and independence provides the foundations for a well governed company. We view board quality as a measure of director independence, director succession planning, board diversity, evaluations and refreshment, and company governance practices. We vote for the election/re-election of directors on a case-by-case basis after considering various factors including board quality, general market practice, and availability of information on director skills and expertise. In principle, we believe independent directors are crucial to corporate governance and help management establish sound ESG policies and practices. A sufficiently independent board will most effectively monitor management and perform oversight functions necessary to protect shareholder interests. We expect boards of ASX 300 and New Zealand listed companies to be comprised of at least a majority of independent directors. At all other Australian listed companies, we expect boards to be comprised of at least one-third independent directors. Further, we expect boards of ASX 300 listed companies to have at least one female board member.

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Proxy Voting and Engagement Guidelines

Our broad criteria for director independence in Australia and New Zealand include factors such as:

•	Participation in related-party transactions and other business relations with the company

•	Employment history with company

•	Relations with controlling shareholders

•	Family ties with any of the company’s advisers, directors, or senior employees

When considering the election or re-election of a director, we also consider the number of outside board director-ships that a non-executive and an executive may undertake and attendance at board meetings. In addition, we monitor other factors that may influence the independence of a non-executive director, such as performance-related pay, cross-directorships, significant shareholdings, and tenure. We support the annual election of directors and encourages Australian and New Zealand companies to adopt this practice.

While we are generally supportive of having the roles of chairman and CEO separated in the Australian and New Zealand markets, we assess the division of responsibilities between chairman and CEO on a case-by-case basis, giving consideration to factors such as company-specific circumstances, overall level of independence on the board and general corporate governance standards in the company. Similarly, we will monitor for circumstances in which a combined chairman/CEO is appointed or where a former CEO becomes chairman.

We may also consider board performance and directors who appear to be remiss in the performance of their oversight responsibilities when analyzing their suitability for reappointment (e.g. fraud, criminal wrongdoing and breach of fiduciary responsibilities).

We believe companies should have committees for audit, remuneration, and nomination oversight. The audit committee is responsible for monitoring the integrity of the financial statements of the company, appointing external auditors, monitoring their qualifications and independence, and their effectiveness and resource levels. ASX Corporate Governance Principles requires listed companies to have an audit committee of at least three members all of whom are non-executive directors and a majority of whom are independent directors. It also requires that the committee be chaired by an independent director who is not the chair of the board. We hold Australian and New Zealand companies to our global standards for developed financial markets by requiring that all members of the audit committee be independent directors.

In our analysis of boards, we consider whether board members have adequate skills to provide effective oversight of corporate strategy, operations, and risks, including environmental and social issues. Boards should also have a regular evaluation process in place to assess the effectiveness of the board and the skills of board members to address issues, such as emerging risks, changes to corporate strategy, and diversification of operations and geographic footprint. The nomination committee is responsible for evaluating and reviewing the balance of skills, knowledge, and experience of the board. It also ensures that adequate succession plans are in place for directors and the CEO. We may vote against the re-election of members of the nomination committee if the board has failed to address concerns over board structure or succession.

Executive pay is another important aspect of corporate governance. We believe that executive pay should be determined by the board of directors. We expect companies to have in place remuneration committees to provide independent oversight over executive pay. ASX Corporate Governance Principles requires listed companies to have a remuneration committee of at least three members all of whom are non-executive directors and a majority of whom are independent directors. Since Australia has a non-binding vote on pay with a two-strike rule requiring a board spill vote in the event of a second strike, we believe that the vote provides investors a mechanism to address concerns they may have on the quality of oversight provided by the board on remuneration issues. Accordingly our voting guidelines accommodate local market practice.

Indemnification and limitations on liability

Generally, State Street Global Advisors supports proposals to limit directors’ liability and/or expand indemnification and liability protection up to the limit provided by law, if he or she has not acted in bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his or her office.

Audit-Related Issues

Companies should have robust internal audit and internal control systems designed for effective management of any potential and emerging risks to company operations and strategy. The responsibility of setting out an internal audit function lies with the audit committee, which should have independent non-executive directors designated as members.

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Proxy Voting and Engagement Guidelines

Appointment of External Auditors

State Street Global Advisors believes that a company’s auditor is an essential feature of an effective and transparent system of external supervision. Shareholders should be given the opportunity to vote on their appointment or to re-appoint at the annual meeting. When appointing external auditors and approving audit fees, we will take into consideration the level of detail in company disclosures. We will generally not support resolutions if adequate breakdown is not provided and if non-audit fees are more than 50% of audit fees. In addition, we may vote against members of the audit committee if we have concerns with audit-related issues or if the level of non-audit fees to audit fees is significant. In certain circumstances, we may consider auditor tenure when evaluating the audit process.

Shareholder Rights and Capital-Related Issues

Share Issuances

The ability to raise capital is critical for companies to carry out strategy, to grow, and to achieve returns above their cost of capital. The approval of capital raising activities is fundamental to shareholders’ ability to monitor the returns and to ensure capital is deployed efficiently. State Street Global Advisors supports capital increases that have sound business reasons and are not excessive relative to a company’s existing capital base.

Pre-emption rights are a fundamental right for shareholders to protect their investment in a company. Where companies seek to issue new shares without pre-emption rights, we may vote against if such authorities are greater than 20% of the issued share capital. We may also vote against resolutions seeking authority to issue capital with pre-emption rights if the aggregate amount allowed seems excessive and is not justified by the board. Generally, we are against capital issuance proposals greater than 100% of the issued share capital when the proceeds are not intended for specific purpose.

Share Repurchase Programs

We generally support proposals to repurchase shares, unless the issuer does not clearly state the business purpose for the program, a definitive number of shares to be repurchased, and the timeframe for the repurchase. We may vote against share repurchase requests that allow share repurchases during a takeover period.

Dividends

We generally support dividend payouts that constitute 30% or more of net income. We may vote against the dividend payouts if the dividend payout ratio has been consistently below 30% without adequate explanation. We may also vote against if the payout is excessive given the company’s financial position. Particular attention will be warranted when the payment may damage the company’s long-term financial health.

Mergers and Acquisitions

Mergers or reorganization of the company structure often involve proposals relating to reincorporation, restructurings, liquidations, and other major changes to the corporation. Proposals that are in the best interests of shareholders, demonstrated by enhancing share value or improving the effectiveness of the company’s operations, will be supported. In general, provisions that are not viewed as financially sound or are thought to be destructive to shareholders’ rights are not supported. We will generally support transactions that maximize shareholder value. Some of the considerations include:

•	Offer premium

•	Strategic rationale

•	Board oversight of the process for the recommended transaction, including, director and/or management conflicts of interest

•	Offers made at a premium and where there are no other higher bidders

•	Offers in which the secondary market price is substantially lower than the net asset value

We may vote against a transaction considering the following:

•	Offers with potentially damaging consequences for minority shareholders because of illiquid stock

•	Offers where we believe there is a reasonable prospect for an enhanced bid or other bidders

•	The current market price of the security exceeds the bid price at the time of voting

Anti-Takeover Measures

We oppose anti-takeover defenses, such as authorities for the board to issue warrants convertible into shares to existing shareholders during a hostile takeover.

Remuneration

Executive Pay

There is a simple underlying philosophy that guides State Street Global Advisors’ analysis of executive pay; there should be a direct relationship between remuneration and company performance over the long term. Shareholders should have the opportunity to assess whether pay structures and levels are aligned with business performance. When assessing remuneration reports, we consider various

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Proxy Voting and Engagement Guidelines

factors, such as adequate disclosure of different remuneration elements, absolute and relative pay levels, peer selection and benchmarking, the mix of long-term and short-term incentives, alignment of pay structures with shareholder interests as well as with corporate strategy and performance. State Street Global Advisors may oppose remuneration reports in which there seems to be a misalignment between pay and shareholders’ interests and where incentive policies and schemes have a re-test option or feature. We may also vote against the re-election of members of the remuneration committee if we have serious concerns about remuneration practices and if the company has not been responsive to shareholder pressure to review its approach.

Equity Incentive Plans

We may not support proposals on equity-based incentive plans where insufficient information is provided on matters, such as grant limits, performance metrics, performance, and vesting periods and overall dilution. Generally, we do not support options under such plans being issued at a discount to market price nor plans that allow for re-testing of performance metrics.

Non-Executive Director Pay

Authorities that seek shareholder approval for non-executive directors’ fees generally are not controversial. We generally support resolutions regarding directors’ fees unless disclosure is poor and we are unable to determine whether the fees are excessive relative to fees paid by other comparable companies. We will evaluate any non-cash or performance-related pay to non-executive directors on a company-by-company basis.

Risk Management

State Street Global Advisors believes that risk management is a key function of the board, which is responsible for setting the overall risk appetite of a company and for providing oversight on the risk management process established by senior executives at a company. We allow boards to have discretion over the ways in which they provide oversight in this area. However, we expect companies to disclose ways in which the board provides oversight on its risk management system and to identify key risks facing the company. Boards should also review existing and emerging risks that evolve in tandem with the political and economic landscape or as companies diversify or expand their operations into new areas.

Environmental and Social Issues

As a fiduciary, State Street Global Advisors takes a comprehensive approach to engaging with our portfolio companies about material environmental and social (sustainability) issues. We use our voice and our vote through engagement, proxy voting, and thought leadership in order to communicate with issuers and educate market participants about our perspective on important sustainability topics. Our Asset Stewardship program prioritization process allows us to proactively identify companies for engagement and voting in order to mitigate sustainability risks in our portfolio. Through engagement, we address a broad range of topics that align with our thematic priorities and build long-term relationships with issuers. When voting, we fundamentally consider whether the adoption of a shareholder proposal addressing a material sustainability issue would promote long-term shareholder value in the context of the company’s existing practices and disclosures as well as existing market practice.

For more information on our approach to environmental and social issues, please see our Global Proxy Voting and Engagement Guidelines for Environmental and Social Issues available at ssga.com/about-us/asset-stewardship.html.

More Information

Any client who wishes to receive information on how its proxies were voted should contact its State Street Global Advisors relationship manager.

[1]

These Proxy Voting and Engagement Guidelines are also applicable to SSGA Funds Management, Inc. SSGA Funds Management, Inc. is an SEC-registered investment adviser. SSGA Funds Management, Inc., State Street Global Advisors Trust Company, and other advisory affiliates of State Street make up State Street Global Advisors, the investment management arm of State Street Corporation.

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ssga.com

State Street Global Advisors Worldwide Entities

Abu Dhabi: State Street Global Advisors Limited, Middle East Branch, 42801, 28, Al Khatem Tower, Abu Dhabi Global Market Square, Al Mayah Island, Abu Dhabi, United Arab Emirates. Regulated by ADGM Financial Services Regulatory Authority. T: +971 2 245 9000. Australia: State Street Global Advisors, Australia, Limited (ABN 42 003 914 225) is the holder of an Australian Financial Services Licence (AFSL Number 238276). Registered office: Level 17, 420 George Street, Sydney, NSW 2000, Australia T: +612 9240 7600. F: +612 9240 7611. Belgium: State Street Global Advisors Belgium, Chaussée de La Hulpe 120, 1000 Brussels, Belgium. T: 32 2 663 2036, F: 32 2 672 2077. SSGA Belgium is a branch office of State Street Global Advisors Limited. State Street Global Advisors Ireland Limited, registered in Ireland with company number 145221, authorized and regulated by the Central Bank of Ireland, and whose registered office is at 78 Sir John Rogerson’s Quay, Dublin

2. Canada: State Street Global Advisors, Ltd., 770 Sherbrooke Street West, Suite 1200 Montreal, Quebec, H3A 1G1, T: +514 282 2400 and 30 Adelaide Street East Suite 500, Toronto, Ontario M5C 3G6. T: +647 775 5900. Dubai: State Street Global Advisors Limited, DIFC Branch, Central Park Towers, Suite 15-38 (15th floor), P.O Box 26838, Dubai International Financial Centre (DIFC), Dubai, United Arab Emirates. Regulated by the Dubai Financial Services Authority (DFSA). T: +971 (0)4 4372800, F: +971 (0)4 4372818. France: State Street Global Advisors Ireland Limited, Paris branch is a branch of State Street Global Advisors Ireland Limited, registered in Ireland with company number 145221, authorized and regulated by the Central Bank of Ireland, and whose registered office is at 78 Sir John Rogerson’s Quay, Dublin 2. State Street Global Advisors Ireland Limited, Paris Branch, is registered in France with company number RCS Nanterre 832 734 602 and whose office is at Immeuble Défense Plaza, 23-25 rue Delarivière-Lefoullon, 92064 Paris La Défense Cedex, France. T: (+33) 1 44 45 40 00. F: (+33) 1 44 45 41 92. Germany: State Street Global Advisors GmbH, Brienner Strasse 59, D-80333 Munich. Authorized and regulated by the Bundesanstalt für Finanzdienstleistungsaufsicht (“BaFin”). Registered with the Register of Commerce Munich HRB 121381. T: +49 (0)89 55878 400. F: +49 (0)89 55878 440. Hong Kong: State Street Global Advisors Asia Limited, 68/F, Two International Finance Centre, 8 Finance Street, Central, Hong Kong. T: +852 2103-0288. F: +852 2103 0200. Ireland: State Street Global Advisors Ireland Limited is regulated by the Central Bank of Ireland. Registered office address 78 Sir John

Rogerson’s Quay, Dublin 2. Registered number 145221. T: +353 (0)1 776 3000. F: +353 (0)1 776 3300. Italy: State Street Global Advisors Ireland Limited, Milan Branch (Sede Secondaria di Milano) is a branch of State Street Global Advisors Ireland Limited, registered in Ireland with company number 145221, authorized and regulated by the Central Bank of Ireland, and whose registered office is at 78 Sir John Rogerson’s Quay, Dublin 2. State Street Global Advisors Ireland Limited, Milan Branch (Sede Secondaria di Milano), is registered in Italy with company number 10495250960 - R.E.A. 2535585 and VAT number 10495250960and whose office is at Via dei Bossi, 4 - 20121 Milano, Italy. T: +39 02 32066 100. F: +39 02 32066 155. Japan: State Street Global Advisors (Japan) Co., Ltd., Toranomon Hills Mori Tower 25F 1-23-1 Toranomon, Minato-ku, Tokyo 105-6325 Japan, T: +81-3-4530-7380 Financial Instruments Business Operator, Kanto Local Financial Bureau (Kinsho #345) , Membership: Japan Investment Advisers Association, The Investment Trust Association, Japan, Japan Securities Dealers’ Association. Netherlands: State Street Global Advisors Netherlands, Apollo Building, 7th floor Herikerbergweg 29 1101 CN Amsterdam, Netherlands. Telephone: 31 20 7181701. SSGA Netherlands is a branch office of State Street Global Advisors Ireland Limited, registered in Ireland with company number 145221, authorized and regulated by the Central Bank of Ireland, and whose registered office is at 78 Sir John Rogerson’s Quay, Dublin 2. Singapore: State Street Global Advisors Singapore Limited, 168, Robinson Road, #33-01 Capital Tower, Singapore 068912 (Company Reg. No: 200002719D, regulated by the Monetary Authority of Singapore). Telephone: +65 6826 7555. F: +65 6826 7501. Switzerland: State Street Global Advisors AG, Beethovenstr. 19, CH-8027 Zurich. Authorized and regulated by the Eidgenössische Finanzmarktaufsicht (“FINMA”). Registered with the Register of Commerce Zurich CHE-105.078.458. T: +41 (0)44 245 70 00. Facsimile F: +41 (0)44 245 70 16. United Kingdom: State Street Global Advisors Limited. Authorized and regulated by the Financial Conduct Authority. Registered in England. Registered No. 2509928. VAT No. 5776591 81. Registered office: 20 Churchill Place, Canary Wharf, London, E14 5HJ. T: 020 3395 6000. F: 020 3395 6350. United States: State Street Global Advisors, One Iron Street, Boston MA 02210. T: +1 617 786 3000.

The whole or any part of this work may not be reproduced, copied or transmitted or any of its contents disclosed to third parties without State Street Global Advisors’ express written consent.

State Street Global Advisors	B-27	© 2019 State Street Corporation. All Rights Reserved. ID15919 0319 Exp. Date: 03/31/2020

March 2019

Proxy Voting and

Engagement Guidelines

Europe

State Street Global Advisors’ European Proxy Voting and Engagement Guidelines1 cover different corporate governance frameworks and practices in European markets, excluding the United Kingdom and Ireland. These guidelines complement and should be read in conjunction with State Street Global Advisors’ Global Proxy Voting and Engagement Principles that provide a detailed explanation of our approach to voting and engaging with companies and State Street Global Advisors’ Conflict Mitigation Guidelines.

Proxy Voting and Engagement Guidelines

State Street Global Advisors’ Proxy Voting and Engagement Guidelines in European markets address areas, such as board structure, audit related issues, capital structure, remuneration, environmental, social, and other governance related issues. Principally, we believe the primary responsibility of the board of directors is to preserve and enhance shareholder value, and to protect shareholder interests. In order to carry out their primary responsibilities, directors have to undertake activities that range from setting strategy and overseeing executive management, to monitoring the risks that arise from a company’s business, including risks related to sustainability issues. Further, good corporate governance necessitates the existence of effective internal controls and risk management systems, which should be governed by the board.

When voting and engaging with companies in European markets, we consider market-specific nuances in the manner that we believe will most likely protect and promote the long-term financial value of client investments. We expect companies to observe the relevant laws and regulations of their respective markets as well as country-specific best practice guidelines and corporate governance codes. We may hold companies in some markets to our global standards when we feel that a country’s regulatory requirements do not address some of the key philosophical principles that we believe are fundamental to our global voting guidelines.

In our analysis and research into corporate governance issues in European companies, we also consider guidance issued by the European Commission and country-specific governance codes. We proactively monitor companies’ adherence to applicable guidance and requirements. Consistent with the diverse “comply-or-explain” expectations established by guidance and codes, we encourage companies to proactively disclose their level of compliance with applicable provisions and requirements. In cases of non-compliance, when companies cannot explain the nuances of their governance structure effectively, either publicly or through engagement, we may vote against the independent board leader.

State Street Global Advisors’ Proxy Voting and Engagement Philosophy

Corporate governance and sustainability issues are an integral part of the investment process. The Asset Stewardship Team consists of investment professionals with expertise in corporate governance and company law, remuneration, accounting, and environmental and social issues. We have established robust corporate governance principles and practices that are backed with extensive analytical expertise in order to understand the complexities of the corporate governance landscape. We engage with companies to provide insight on the principles and practices that drive our voting decisions. We also conduct proactive engagement to address significant shareholder concerns and environmental, social, and governance (“ESG”) issues in a manner consistent with maximizing shareholder value.

The team works alongside members of State Street Global Advisors’ Active Fundamental and Europe, Middle East, and Africa (“EMEA”) investment teams, collaborating on issuer engagement and providing input on company-specific fundamentals. We are also a member of various investor associations that seek to address broader corporate governance related policy issues in European markets.

State Street Global Advisors is a signatory to the United Nations Principles of Responsible Investment (“UNPRI”). We are committed to sustainable investing; thus we are working to further integrate ESG principles into investment and corporate governance practices where applicable and consistent with our fiduciary duty.

Directors and Boards

We believe that a well constituted board of directors, with a balance of skills, expertise and independence, provides the foundations for a well governed company. We view board quality as a measure of director independence, director succession planning, board diversity, evaluations and refreshment, and company governance practices. We vote for the election/re-election of directors on a case-by-case basis after considering various factors, including board quality, general market practice, and availability of information on director skills and expertise. In principle, we believe independent directors are crucial to good corporate governance and help management establish sound corporate governance policies and practices. A sufficiently independent board will most effectively monitor management and perform oversight functions necessary to protect shareholder interests. Further we expect boards of STOXX Europe 600 listed companies to have at least one female board member.

Our broad criteria for director independence in European companies include factors such as:

•	Participation in related–party transactions and other business relations with the company

•	Employment history with the company

•	Relations with controlling shareholders

•	Family ties with any of the company’s advisers, directors, or senior employees

•	Employee and government representatives; and

•	Overall average board tenure and individual director tenure at issuers with classified and de-classified boards, respectively

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Proxy Voting and Engagement Guidelines

While overall board independence requirements and board structures differ from market to market, we consider voting against directors we deem non–independent if overall board independence is below one-third or if overall independence level is below 50% after excluding employee-representatives and/or directors elected in accordance with local laws who are not elected by shareholders. We also assess the division of responsibilities between chairman and CEO on a case-by- case basis, giving consideration to factors, such as overall level of independence on the board and general corporate governance standards in the company. We may support a proposal to discharge the board if a company fails to meet adequate governance standards or board level independence.

When considering the election or re-election of a non-executive director, we also consider the number of outside board directorships a non-executive holds, attendance at board meetings, and cross-directorships. In addition, we may vote against the election of a director whose biographical disclosures are insufficient to assess his or her role on the board and/or independence.

Although we generally are in favor of the annual election of directors, we recognize that director terms vary considerably in different European markets. We may vote against article/bylaw changes that seek to extend director terms. In addition, we may vote against directors if their terms extend beyond four years in certain markets.

We believe companies should have relevant board level committees for audit, remuneration, and nomination oversight. The audit committee is responsible for monitoring the integrity of the financial statements of the company, appointing external auditors, monitoring their qualifications and independence, and assessing effectiveness and resource levels. Similarly executive pay is an important aspect of corporate governance, and it should be determined by the board of directors. We expect companies to have remuneration committees to provide independent oversight of executive pay. We may vote against nominees who are executive members of audit or remuneration committees.

In its analysis of boards, we consider whether board members have adequate skills to provide effective oversight of corporate strategy, operations, and risks, including environmental and social issues. Boards should also have a regular evaluation process in place to assess the effectiveness of the board and the skills of board members to address issues such as emerging risks, changes to corporate strategy, and diversification of operations and geographic footprint.

In certain European markets it is not uncommon for the election of directors to be presented in a single slate. In these cases, where executives serve on the audit or the remuneration committees, we may vote against the entire slate.

We may also consider factors such as board performance and directors who appear to be remiss in the performance of their oversight responsibilities (e.g. fraud, criminal wrongdoing, and breach of fiduciary responsibilities).

Indemnification and Limitations on Liability

Generally, we support proposals to limit directors’ liability and/or expand indemnification and liability protection up to the limit provided by law if a director has not acted in bad faith, with gross negligence, or with reckless disregard of the duties involved in the conduct of his or her office.

Audit-Related Issues

Companies should have robust internal audit and internal control systems designed for effective management of any potential and emerging risks to company operations and strategy. The responsibility of setting out an internal audit function lies with the audit committee, which should have as members independent non-executive directors.

Appointment of External Auditors

We believe that a company’s auditor is an essential feature of an effective and transparent system of external supervision. Shareholders should be given the opportunity to vote on their appointment or re-appoint them at the annual meeting. When appointing external auditors and approving audit fees, we consider the level of detail in company disclosures; we will generally not support such resolutions if adequate breakdown is not provided and if non-audit fees are more than 50% of audit fees. In addition, we may vote against members of the audit committee if we have concerns with audit related issues or if the level of non-audit fees to audit fees is significant. We may consider auditor tenure when evaluating the audit process in certain circumstances.

Limit Legal Liability of External Auditors

We generally oppose limiting the legal liability of audit firms as we believe this could create a negative impact on the quality of the audit function.

Shareholder Rights and Capital-Related Issues

In some European markets, differential voting rights continue to exist. State Street Global Advisors supports the “one share one vote” policy and favors a share structure

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Proxy Voting and Engagement Guidelines

where all shares have equal voting rights. We believe pre-emption rights should be introduced for shareholders in order to provide adequate protection from excessive dilution from the issuance of new shares or convertible securities to third parties or a small number of select shareholders.

Unequal Voting Rights

We generally oppose proposals authorizing the creation of new classes of common stock with superior voting rights. We will generally oppose the creation of new classes of preferred stock with unspecified voting, conversion, dividend distribution, and other rights. In addition, we will not support capitalization changes that add classes of stock with undefined voting rights or classes that may dilute the voting interests of existing shareholders. We support proposals to abolish voting caps and capitalization changes that eliminate other classes of stock and/or unequal voting rights.

Increase in Authorized Capital

The ability to raise capital is critical for companies to carry out strategy, to grow, and to achieve returns above their cost of capital. The approval of capital raising activities is fundamental to shareholders’ ability to monitor returns and to ensure capital is deployed efficiently. We support capital increases that have sound business reasons and are not excessive relative to a company’s existing capital base.

Pre-emption rights are a fundamental right for shareholders to protect their investment in a company. Where companies seek to issue new shares whilst disapplying pre-emption rights, we may vote against if such authorities are greater than 20% of the issued share capital. We may also vote against resolutions that seek authority to issue capital with pre-emption rights if the aggregate amount allowed seems excessive and is not justified by the board. Generally, we oppose capital issuance proposals greater than 100% of the issued share capital when the proceeds are not intended for a specific purpose.

Share Repurchase Programs

We typically support proposals to repurchase shares; however, there are exceptions in some cases. We do not support repurchases in cases if the issuer does not clearly state the business purpose for the program, a definitive number of shares to be repurchased, the range of premium/ discount to market price at which the company can repurchase shares, and the timeframe for the repurchase. We may vote against share repurchase requests that allow share repurchases during a takeover period.

Dividends

We generally support dividend payouts that constitute 30% or more of net income. We may vote against the dividend payouts if the dividend payout ratio has been consistently below 30% without adequate explanation or the payout is excessive given the company’s financial position. Particular attention will be paid to cases in which the payment may damage the company’s long-term financial health.

Related-Party Transactions

Some companies in European markets have a controlled ownership structure and have complex cross-shareholdings between subsidiaries and parent companies (“related companies”). Such structures may result in the prevalence of related-party transactions between the company and its various stakeholders, such as directors and management, subsidiaries, and shareholders. In markets where shareholders are required to approve such transactions, we expect companies to provide details of the transaction, such as the nature, the value, and the purpose of such a transaction. We also encourage independent directors to ratify such transactions. Further we encourage companies to describe the level of independent board oversight and the approval process, including details of any independent valuations provided by financial advisors on related- party transactions.

Mergers and Acquisitions

Mergers or restructurings often involve proposals relating to reincorporation, restructurings, mergers, liquidation, and other major changes to the corporation. Proposals will be supported if they are in the best interests of the shareholders, which is demonstrated by enhancing share value or improving the effectiveness of the company’s operations. In general provisions that are not viewed as financially sound or are thought to be destructive to shareholders’ rights are not supported.

We will generally support transactions that maximize shareholder value. Some of the considerations include the following:

•	Offer premium

•	Strategic rationale

•	Board oversight of the process for the recommended transaction, including director and/or management conflicts of interest

•	Offers made at a premium and where there are no other higher bidders

•	Offers in which the secondary market price is substantially lower than the net asset value

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Proxy Voting and Engagement Guidelines

We may vote against a transaction considering the following:

•	Offers with potentially damaging consequences for minority shareholders because of illiquid stock

•	Offers where we believe there is a reasonable prospect for an enhanced bid or other bidders

•	The current market price of the security exceeds the bid price at the time of voting.

Anti–Takeover Measures

European markets have diverse regulations concerning the use of share issuances as takeover defenses, with legal restrictions lacking in some markets. We support the one-share, one-vote policy. For example, dual-class capital structures entrench certain shareholders and management, insulating them from possible takeovers. We oppos unlimited share issuance authorizations because they can be used as antitakeover devices. They have the potential for substantial voting and earnings dilution. We also monitor the duration of time for authorities to issue shares, as well as whether there are restrictions and caps on multiple issuance authorities during the specified time periods. We oppose antitakeover defenses such as authorities for the board, when subject to a hostile takeover to issue warrants convertible into shares to existing shareholders.

Remuneration

Executive Pay

Despite the differences among the various types of plans and awards , there is a simple underlying philosophy that guides our analysis of executive pay; there should be a direct relationship between remuneration and company performance over the long term.

Shareholders should have the opportunity to assess whether pay structures and levels are aligned with business performance. When assessing remuneration reports, we consider factors such as adequate disclosure of remuneration elements, absolute and relative pay levels, peer selection and benchmarking, the mix of long-term and short-term incentives, alignment of pay structures with shareholder interests as well as with corporate strategy and performance. We may oppose remuneration reports where pay seems misaligned with shareholders’ interests. We may also vote against the re-election of members of the remuneration committee if we have serious concerns about remuneration practices and if the company has not been responsive to shareholder pressure to review its approach.

Equity Incentives Plans

We may not support proposals regarding equity-based incentive plans where insufficient information is provided on matters, including grant limits, performance metrics, performance and vesting periods, and overall dilution. Generally we do not support options under such plans being issued at a discount to market price or plans that allow for retesting of performance metrics.

Non–Executive Director Pay

In European markets, proposals seeking shareholder approval for non-executive directors’ fees are generally not controversial. We typically support resolutions regarding directors’ fees unless disclosure is poor and we are unable to determine whether the fees are excessive relative to fees paid by comparable companies. We will evaluate any non-cash or performance-related pay to non-executive directors on a company-by-company basis.

Risk Management

We believe that risk management is a key function of the board, which is responsible for setting the overall risk appetite of a company and for providing oversight on the risk management process established by senior executives at a company. We allow boards discretion regarding the ways in which they provide oversight in this area. However, we expect companies to disclose how the board provides oversight on its risk management system and risk identification. Boards should also review existing and emerging risks, as they can change with a changing political and economic landscape or as companies diversify or expand their operations into new areas.

Environmental and Social Issues

As a fiduciary, State Street Global Advisors takes a comprehensive approach to engaging with our portfolio companies about material environmental and social (sustainability) issues. We use our voice and our vote through engagement, proxy voting, and thought leadership in order to communicate with issuers and educate market participants about our perspective on important sustainability topics. Our Asset Stewardship program prioritization process allows us to proactively identify companies for engagement and voting in order to mitigate sustainability risks in our portfolio. Through engagement, we address a broad range of topics that align with our thematic priorities and build long-term relationships with issuers. When voting, we fundamentally consider whether the adoption of a shareholder proposal addressing a material

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Proxy Voting and Engagement Guidelines

sustainability issue would promote long-term shareholder value in the context of the company’s existing practices and disclosures as well as existing market practice.

For more information on our approach to environmental and social issues, please see our Global Proxy Voting and Engagement Guidelines for Environmental and Social Issues available at ssga.com/about-us/asset-stewardship.html.

More Information

Any client who wishes to receive information on how its proxies were voted should contact its State Street Global Advisors relationship manager.

[1]

These Proxy Voting and Engagement Guidelines are also applicable to State Street Global Advisors Funds Management, Inc. State Street Global Advisors Funds Management, Inc. is an SEC-registered investment adviser. State Street Global Advisors Funds Management, Inc., State Street Global Advisors Trust Company, and other advisory affiliates of State Street make up State Street Global Advisors, the investment management arm of State Street Corporation.

ssga.com

State Street Global Advisors Worldwide Entities

Abu Dhabi: State Street Global Advisors Limited, Middle East Branch, 42801, 28, Al Khatem Tower, Abu Dhabi Global Market Square, Al Mayah Island, Abu Dhabi, United Arab Emirates. Regulated by ADGM Financial Services Regulatory Authority. T: +971 2 245 9000. Australia: State Street Global Advisors, Australia, Limited (ABN 42 003 914 225) is the holder of an Australian Financial Services Licence (AFSL Number 238276). Registered office: Level 17, 420 George Street, Sydney, NSW 2000, Australia T: +612 9240 7600. F: +612 9240 7611. Belgium: State Street Global Advisors Belgium, Chaussée de La Hulpe 120, 1000 Brussels, Belgium. T: 32 2 663 2036, F: 32 2 672 2077. SSGA Belgium is a branch office of State Street Global Advisors Limited. State Street Global Advisors Ireland Limited, registered in Ireland with company number 145221, authorized and regulated by the Central Bank of Ireland, and whose registered office is at 78 Sir John Rogerson’s Quay, Dublin

2. Canada: State Street Global Advisors, Ltd., 770 Sherbrooke Street West, Suite 1200 Montreal, Quebec, H3A 1G1, T: +514 282 2400 and 30 Adelaide Street East Suite 500, Toronto, Ontario M5C 3G6. T: +647 775 5900. Dubai: State Street Global Advisors Limited, DIFC Branch, Central Park Towers, Suite 15-38 (15th floor), P.O Box 26838, Dubai International Financial Centre (DIFC), Dubai, United Arab Emirates. Regulated by the Dubai Financial Services Authority (DFSA). T: +971 (0)4 4372800, F: +971 (0)4 4372818. France: State Street Global Advisors Ireland Limited, Paris branch is a branch of State Street Global Advisors Ireland Limited, registered in Ireland with company number 145221, authorized and regulated by the Central Bank of Ireland, and whose registered office is at 78 Sir John Rogerson’s Quay, Dublin 2. State Street Global Advisors Ireland Limited, Paris Branch, is registered in France with company number RCS Nanterre 832 734 602 and whose office is at Immeuble Défense Plaza, 23-25 rue Delarivière-Lefoullon, 92064 Paris La Défense Cedex, France. T: (+33) 1 44 45 40 00. F: (+33) 1 44 45 41 92. Germany: State Street Global Advisors GmbH, Brienner Strasse 59, D-80333 Munich. Authorized and regulated by the Bundesanstalt für Finanzdienstleistungsaufsicht (“BaFin”). Registered with the Register of Commerce Munich HRB 121381. T: +49 (0)89 55878 400. F: +49 (0)89 55878 440. Hong Kong: State Street Global Advisors Asia Limited, 68/F, Two International Finance Centre, 8 Finance Street, Central, Hong Kong. T: +852 2103-0288. F: +852 2103 0200. Ireland: State Street Global Advisors Ireland Limited is regulated by the Central Bank of Ireland. Registered office address 78 Sir John

Rogerson’s Quay, Dublin 2. Registered number 145221. T: +353 (0)1 776 3000. F: +353 (0)1 776 3300. Italy: State Street Global Advisors Ireland Limited, Milan Branch (Sede Secondaria di Milano) is a branch of State Street Global Advisors Ireland Limited, registered in Ireland with company number 145221, authorized and regulated by the Central Bank of Ireland, and whose registered office is at 78 Sir John Rogerson’s Quay, Dublin 2. State Street Global Advisors Ireland Limited, Milan Branch (Sede Secondaria di Milano), is registered in Italy with company number 10495250960 - R.E.A. 2535585 and VAT number 10495250960and whose office is at Via dei Bossi, 4 - 20121 Milano, Italy. T: +39 02 32066 100. F: +39 02 32066 155. Japan: State Street Global Advisors (Japan) Co., Ltd., Toranomon Hills Mori Tower 25F 1-23-1 Toranomon, Minato-ku, Tokyo 105-6325 Japan, T: +81-3-4530-7380 Financial Instruments Business Operator, Kanto Local Financial Bureau (Kinsho #345) , Membership: Japan Investment Advisers Association, The Investment Trust Association, Japan, Japan Securities Dealers’ Association. Netherlands: State Street Global Advisors Netherlands, Apollo Building, 7th floor Herikerbergweg 29 1101 CN Amsterdam, Netherlands. Telephone: 31 20 7181701. SSGA Netherlands is a branch office of State Street Global Advisors Ireland Limited, registered in Ireland with company number 145221, authorized and regulated by the Central Bank of Ireland, and whose registered office is at 78 Sir John Rogerson’s Quay, Dublin 2. Singapore: State Street Global Advisors Singapore Limited, 168, Robinson Road, #33-01 Capital Tower, Singapore 068912 (Company Reg. No: 200002719D, regulated by the Monetary Authority of Singapore). Telephone: +65 6826 7555. F: +65 6826 7501. Switzerland: State Street Global Advisors AG, Beethovenstr. 19, CH-8027 Zurich. Authorized and regulated by the Eidgenössische Finanzmarktaufsicht (“FINMA”). Registered with the Register of Commerce Zurich CHE-105.078.458. T: +41 (0)44 245 70 00. Facsimile F: +41 (0)44 245 70 16. United Kingdom: State Street Global Advisors Limited. Authorized and regulated by the Financial Conduct Authority. Registered in England. Registered No. 2509928. VAT No. 5776591 81. Registered office: 20 Churchill Place, Canary Wharf, London, E14 5HJ. T: 020 3395 6000. F: 020 3395 6350. United States: State Street Global Advisors, One Iron Street, Boston MA 02210. T: +1 617 786 3000.

The whole or any part of this work may not be reproduced, copied or transmitted or any of its contents disclosed to third parties without State Street Global Advisors’ express written consent.

State Street Global Advisors	B-33	© 2019 State Street Corporation. All Rights Reserved. ID15919 0319 Exp. Date: 03/31/2020

March 2019

Proxy Voting and

Engagement Guidelines

Japan

State Street Global Advisors’ Japan Proxy Voting and Engagement Guidelines1 outline our expectations of companies listed on stock exchanges in Japan. These guidelines complement and should be read in conjunction with State Street Global Advisors’ overarching Global Proxy Voting and Engagement Guidelines, which provide a detailed explanation of our approach to voting and engaging with companies and State Street Global Advisors’ Conflict Mitigation Guidelines.

Proxy Voting and Engagement Guidelines

State Street Global Advisors’ Proxy Voting and Engagement Guidelines in Japan address areas including: board structure, audit related issues, capital structure, remuneration, environmental, social, and other governance-related issues. Principally, we believe the primary responsibility of the board of directors is to preserve and enhance shareholder value and protect shareholder interests. In order to carry out their primary responsibilities, directors have to undertake activities that range from setting strategy and overseeing executive management to monitoring the risks that arise from a company’s business, including risks related to sustainability issues. Further, good corporate governance necessitates the existence of effective internal controls and risk management systems, which should be governed by the board.

When voting and engaging with companies in Japan, State Street Global Advisors takes into consideration the unique aspects of Japanese corporate governance structures. We recognize that under Japanese corporate law, companies may choose between two structures of corporate governance: the statutory auditor system or the committee structure. Most Japanese boards predominantly consist of executives and non-independent outsiders affiliated through commercial relationships or cross-shareholdings. Nonetheless, when evaluating companies, State Street Global Advisors expects Japanese companies to address conflicts of interest and risk management and to demonstrate an effective process for monitoring management. In our analysis and research regarding corporate governance issues in Japan, we expect all companies at a minimum to comply with Japan’s Corporate Governance Principles and proactively monitor companies’ adherence to the principles. Consistent with the ‘comply or explain’ expectations established by the Principles, we encourage companies to proactively disclose their level of compliance with the Principles. In instances of non-compliance when companies cannot explain the nuances of their governance structure effectively, either publicly or through engagement, we may vote against the board leader.

State Street Global Advisors’ Proxy Voting and Engagement Philosophy

In our view, corporate governance and sustainability issues are an integral part of the investment process. The Asset Stewardship Team consists of investment professionals with expertise in corporate governance and company law, remuneration, accounting, and environmental and social issues. We have established robust corporate governance principles and practices that are backed with extensive analytical expertise to understand the complexities of the corporate governance landscape. We engage with companies to provide insight on the principles and practices that drive our voting decisions. We also conduct proactive engagement to address significant shareholder concerns and environmental, social, and governance (“ESG”) issues in a manner consistent with maximizing shareholder value.

The team works alongside members of State Street Global Advisors’ Active Fundamental and Asia-Pacific (“APAC”) Investment teams; the teams collaborate on issuer engagement and provide input on company specific fundamentals. We are also a member of various investor associations that seek to address broader corporate governance related policy issues in Japan.

State Street Global Advisors is a signatory to the United Nations Principles of Responsible Investment (“UNPRI”) and is compliant with Japan’s Stewardship Code and Corporate Governance Code. We are committed to sustainable investing and are working to further integrate ESG principles into investment and corporate governance practices where applicable and consistent with our fiduciary duty.

Directors and Boards

State Street Global Advisors believes that a well constituted board of directors with a balance of skills, expertise, and independence, provides the foundation for a well governed company. We view board quality as a measure of director independence, director succession planning, board diversity, evaluations and refreshment, and company governance practices. We vote for the election/re-election of directors on a case-by-case basis after considering various factors, including board quality, general market practice, and availability of information on director skills and expertise. In principle, we believe independent directors are crucial to robust corporate governance and help management establish sound corporate governance policies and practices. A sufficiently independent board will most effectively monitor management and perform oversight functions that are necessary to protect shareholder interests. Further we expect boards of TOPIX 500 listed companies to have at least one female board member.

Japanese companies have the option of having a traditional board of directors with statutory auditors, a board with a committee structure, or a hybrid board with a board level audit committee. We will generally support companies that seek shareholder approval to adopt a committee or hybrid board structure.

Most Japanese issuers prefer the traditional statutory auditor structure. Statutory auditors act in a quasi- compliance role, as they are not involved in strategic decision-making nor are they part of the formal management decision process. Statutory auditors attend board meetings but do not have voting rights at the board; however,

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they have the right to seek an injunction and conduct broad investigations of unlawful behavior in the company’s operations.

State Street Global Advisors will support the election of statutory auditors, unless the outside statutory auditor nominee is regarded as non-independent based on our criteria, the outside statutory auditor has attended less than 75 percent of meetings of the board of directors or board of statutory auditors during the year under review, or the statutory auditor has been remiss in the performance of their oversight responsibilities (fraud, criminal wrong doing, and breach of fiduciary responsibilities).

For companies with a statutory auditor structure there is no legal requirement that boards have outside directors; however, we believe there should be a transparent process of independent and external monitoring of management on behalf of shareholders.

•	We believe that boards of TOPIX 500 companies should have at least three independent directors or be at least one-third independent, whichever requires fewer independent directors. Otherwise, we may oppose the board leader who is responsible for the director nomination process.

•	For controlled, non-TOPIX 500 companies with a statutory auditor structure or hybrid structure, we may oppose the board leader if the board does not have at least two independent directors.

•	For non-controlled, non-TOPIX 500 companies with a statutory auditor structure or hybrid structure, State Street Global Advisors may oppose the board leader, if the board does not have at least two outside directors.

For companies with a committee structure or a hybrid board structure, we also take into consideration the overall independence level of the committees. In determining director independence, we consider the following factors:

•	Participation in related-party transactions and other business relations with the company

•	Past employment with the company

•	Professional services provided to the company

•	Family ties with the company

Regardless of board structure, we may oppose the election of a director for the following reasons:

•	Failure to attend board meetings

•	In instances of egregious actions related to a director’s service on the board

Indemnification and Limitations on Liability

Generally, State Street Global Advisors supports proposals to limit directors’ and statutory auditors’ liability and/or expand indemnification and liability protection up to the limit provided by law, if he or she has not acted in bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his or her office. We believe limitations and indemnification are necessary to attract and retain qualified directors.

Audit-Related Items

State Street Global Advisors believes that a company’s auditor is an essential feature of an effective and transparent system of external supervision. Shareholders should have the opportunity to vote on the appointment of the auditor at the annual meeting.

Ratifying External Auditors

We generally support the appointment of external auditors unless the external auditor is perceived as being non-independent and there are concerns about the accounts presented and the audit procedures followed.

Limiting Legal Liability of External Auditors

We generally oppose limiting the legal liability of audit firms as we believe this could create a negative impact on the quality of the audit function.

Capital Structure, Reorganization,

and Mergers

State Street Global Advisors supports the “one share one vote” policy and favors a share structure where all shares have equal voting rights. We support proposals to abolish voting caps or multiple voting rights and will oppose measures to introduce these types of restrictions on shareholder rights.

We believe pre-emption rights should be introduced for shareholders. This can provide adequate protection from excessive dilution due to the issuance of new shares or convertible securities to third parties or a small number of select shareholders.

Unequal Voting Rights

We generally oppose proposals authorizing the creation of new classes of common stock with superior voting rights. We will generally oppose new classes of preferred stock with unspecified voting, conversion, dividend distribution, and other rights. In addition, we will not support capitalization changes that add classes of stock with undefined voting rights or classes that may dilute the voting interests of existing shareholders.

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However, we will support capitalization changes that eliminate other classes of stock and/or unequal voting rights.

Increase in Authorized Capital

We generally support increases in authorized capital where the company provides an adequate explanation for the use of shares. In the absence of an adequate explanation, we may oppose the request if the increase in authorized capital exceeds 100% of the currently authorized capital. Where share issuance requests exceed our standard threshold, we will consider the nature of the specific need, such as mergers, acquisitions and stock splits.

Dividends

We generally support dividend payouts that constitute 30% or more of net income. We may vote against the dividend payouts if the dividend payout ratio has been consistently below 30% without adequate explanation; or, the payout is excessive given the company’s financial position. Particular attention will be paid where the payment may damage the company’s long-term financial health.

Share Repurchase Programs

Companies are allowed under Japan Corporate Law to amend their articles to authorize the repurchase of shares at the board’s discretion. We will oppose an amendment to articles allowing the repurchase of shares at the board’s discretion. We believe the company should seek shareholder approval for a share repurchase program at each year’s AGM, providing shareholders the right to evaluate the purpose of the repurchase.

We generally support proposals to repurchase shares, unless the issuer does not clearly state the business purpose for the program, a definitive number of shares to be repurchased, and the timeframe for the repurchase. We may vote against share repurchase requests that allow share repurchases during a takeover period.

Mergers and Acquisitions

Mergers or reorganizing the structure of a company often involve proposals relating to reincorporation, restructurings, mergers, liquidations, and other major changes to the corporation. We will support proposals that are in the best interests of the shareholders, demonstrated by enhancing share value or improving the effectiveness of the company’s operations. In general, provisions that are deemed to be destructive to shareholders’ rights or financially detrimental are not supported.

We evaluate mergers and structural reorganizations on a case-by-case basis. We will generally support transactions that maximize shareholder value. Some of the considerations include, but are not limited to the following:

•	Offer premium

•	Strategic rationale

•	Board oversight of the process for the recommended transaction, including director and/or management conflicts of interest

•	Offers made at a premium and where there are no other higher bidders

•	Offers in which the secondary market price is substantially lower than the net asset value

We may vote against a transaction considering the following:

•	Offers with potentially damaging consequences for minority shareholders because of illiquid stock

•	Offers where we believe there is a reasonable prospect for an enhanced bid or other bidders

•	Offers in which the current market price of the security exceeds the bid price at the time of voting

Anti-Takeover Measures

In general, State Street Global Advisors believes that adoption of poison pills that have been structured to protect management and to prevent takeover bids from succeeding is not in shareholders’ interest. A shareholder rights plan may lead to management entrenchment. It may also discourage legitimate tender offers and acquisitions. Even if the premium paid to companies with a shareholder rights plan is higher than that offered to unprotected firms, a company’s chances of receiving a takeover offer in the first place may be reduced by the presence of a shareholder rights plan.

Proposals that reduce shareholders’ rights or have the effect of entrenching incumbent management will not be supported.

Proposals that enhance the right of shareholders to make their own choices as to the desirability of a merger or other proposal are supported.

Shareholder Rights Plans

In evaluating the adoption or renewal of a Japanese issuer’s shareholder rights plans (“poison pill”), we consider the following conditions: (i) release of proxy circular with details of the proposal with adequate notice in advance of meeting, (ii) minimum trigger of over 20%, (iii) maximum term of three years, (iv) sufficient number of independent directors, (v) presence of an independent committee, (vi) annual election of directors, and (vii) lack of protective or entrenchment features. Additionally, we consider the length of time that a shareholder rights plan has been in effect.

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In evaluating an amendment to a shareholder rights plan (“poison pill”), in addition to the conditions above, we will also evaluate and consider supporting proposals where the terms of the new plans are more favorable to shareholders’ ability to accept unsolicited offers.

Compensation

In Japan, excessive compensation is rarely an issue. Rather, the problem is the lack of connection between pay and performance. Fixed salaries and cash retirement bonuses tend to comprise a significant portion of the compensation structure while performance-based pay is generally a small portion of the total pay. State Street Global Advisors, where possible, seeks to encourage the use of performance-based compensation in Japan as an incentive for executives and as a way to align interests with shareholders.

Adjustments to Aggregate Compensation Ceiling

for Directors

Remuneration for directors is generally reasonable. Typically, each company sets the director compensation parameters as an aggregate thereby limiting the total pay to all directors. When requesting a change, a company must disclose the last time the ceiling was adjusted, and management provides the rationale for the ceiling increase. We will generally support proposed increases to the ceiling if the company discloses the rationale for the increase. We may oppose proposals to increase the ceiling if there has been corporate malfeasance or sustained poor performance.

Annual Bonuses for Directors/Statutory Auditors

In Japan, since there are no legal requirements that mandate companies to seek shareholder approval before awarding a bonus, we believe that existing shareholder approval of the bonus should be considered best practice. As a result, we support management proposals on executive compensation where there is a strong relationship between executive pay and performance over a five-year period.

Retirement Bonuses for Directors/Statutory Auditors

Retirement bonuses make up a sizeable portion of directors’ and auditors’ lifetime compensation and are based upon board tenure. While many companies in Japan have abolished this practice, there remain many proposals seeking shareholder approval for the total amounts paid to directors and statutory auditors as a whole. In general, we support these payments unless the recipient is an outsider or in instances where the amount is not disclosed.

Stock Plans

Most option plans in Japan are conservative, particularly at large companies. Japanese corporate law requires companies to disclose the monetary value of the stock options for directors and/or statutory auditors. Some companies do not disclose the maximum number of options that can be issued per year and shareholders are unable to evaluate the dilution impact. In this case, we cannot calculate the dilution level and, therefore, we may oppose such plans for poor disclosure. We also oppose plans that allow for the repricing of the exercise price.

Deep Discount Options

As Japanese companies move away from the retirement bonus system, deep discount options plans have become more popular. Typically, the exercise price is set at JPY 1 per share. We evaluate deep discount options using the same criteria used to evaluate stock options as well as considering the vesting period.

Environmental and Social Issues

As a fiduciary, State Street Global Advisors takes a comprehensive approach to engaging with our portfolio companies about material environmental and social (sustainability) issues. We use our voice and our vote through engagement, proxy voting, and thought leadership in order to communicate with issuers and educate market participants about our perspective on important sustainability topics. Our Asset Stewardship program prioritization process allows us to proactively identify companies for engagement and voting in order to mitigate sustainability risks in our portfolio. Through engagement, we address a broad range of topics that align with our thematic priorities and build long-term relationships with issuers. When voting, we fundamentally consider whether the adoption of a shareholder proposal addressing a material sustainability issue would promote long-term shareholder value in the context of the company’s existing practices and disclosures as well as existing market practice.

For more information on our approach to environmental and social issues, please see our Global Proxy Voting and Engagement Guidelines for Environmental and Social Issues available at ssga.com/about-us/asset-stewardship.html.

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Miscellaneous/Routine Items

Expansion of Business Activities

Japanese companies’ articles of incorporation strictly define the types of businesses in which a company is permitted to engage. In general, State Street Global Advisors views proposals that expand and diversify the company’s business activities as routine and non-contentious. We will monitor instances in which there has been an inappropriate acquisition and diversification away from the company’s main area of competence that resulted in a decrease of shareholder value.

More Information

Any client who wishes to receive information on how its proxies were voted should contact its State Street Global Advisors relationship manager.

[1]

These Proxy Voting and Engagement Guidelines are also applicable to SSGA Funds Management, Inc. SSGA Funds Management, Inc. is an SEC-registered investment adviser. SSGA Funds Management, Inc., State Street Global Advisors Trust Company, and other advisory affiliates of State Street make up State Street Global Advisors, the investment management arm of State Street Corporation.

ssga.com

State Street Global Advisors Worldwide Entities

Abu Dhabi: State Street Global Advisors Limited, Middle East Branch, 42801, 28, Al Khatem Tower, Abu Dhabi Global Market Square, Al Mayah Island, Abu Dhabi, United Arab Emirates. Regulated by ADGM Financial Services Regulatory Authority. T: +971 2 245 9000. Australia: State Street Global Advisors, Australia, Limited (ABN 42 003 914 225) is the holder of an Australian Financial Services Licence (AFSL Number 238276). Registered office: Level 17, 420 George Street, Sydney, NSW 2000, Australia T: +612 9240 7600. F: +612 9240 7611. Belgium: State Street Global Advisors Belgium, Chaussée de La Hulpe 120, 1000 Brussels, Belgium. T: 32 2 663 2036, F: 32 2 672 2077. SSGA Belgium is a branch office of State Street Global Advisors Limited. State Street Global Advisors Ireland Limited, registered in Ireland with company number 145221, authorized and regulated by the Central Bank of Ireland, and whose registered office is at 78 Sir John Rogerson’s Quay, Dublin

2. Canada: State Street Global Advisors, Ltd., 770 Sherbrooke Street West, Suite 1200 Montreal, Quebec, H3A 1G1, T: +514 282 2400 and 30 Adelaide Street East Suite 500, Toronto, Ontario M5C 3G6. T: +647 775 5900. Dubai: State Street Global Advisors Limited, DIFC Branch, Central Park Towers, Suite 15-38 (15th floor), P.O Box 26838, Dubai International Financial Centre (DIFC), Dubai, United Arab Emirates. Regulated by the Dubai Financial Services Authority (DFSA). T: +971 (0)4 4372800, F: +971 (0)4 4372818. France: State Street Global Advisors Ireland Limited, Paris branch is a branch of State Street Global Advisors Ireland Limited, registered in Ireland with company number 145221, authorized and regulated by the Central Bank of Ireland, and whose registered office is at 78 Sir John Rogerson’s Quay, Dublin 2. State Street Global Advisors Ireland Limited, Paris Branch, is registered in France with company number RCS Nanterre 832 734 602 and whose office is at Immeuble Défense Plaza, 23-25 rue Delarivière-Lefoullon, 92064 Paris La Défense Cedex, France. T: (+33) 1 44 45 40 00. F: (+33) 1 44 45 41 92. Germany: State Street Global Advisors GmbH, Brienner Strasse 59, D-80333 Munich. Authorized and regulated by the Bundesanstalt für Finanzdienstleistungsaufsicht (“BaFin”). Registered with the Register of Commerce Munich HRB 121381. T: +49 (0)89 55878 400. F: +49 (0)89 55878 440. Hong Kong: State Street Global Advisors Asia Limited, 68/F, Two International Finance Centre, 8 Finance Street, Central, Hong Kong. T: +852 2103-0288. F: +852 2103 0200. Ireland: State Street Global Advisors Ireland Limited

is regulated by the Central Bank of Ireland. Registered office address 78 Sir John Rogerson’s Quay, Dublin 2. Registered number 145221. T: +353 (0)1 776 3000. F: +353 (0)1 776 3300. Italy: State Street Global Advisors Ireland Limited, Milan Branch (Sede Secondaria di Milano) is a branch of State Street Global Advisors Ireland Limited, registered in Ireland with company number 145221, authorized and regulated by the Central Bank of Ireland, and whose registered office is at 78 Sir John Rogerson’s Quay, Dublin 2. State Street Global Advisors Ireland Limited, Milan Branch (Sede Secondaria di Milano), is registered in Italy with company number 10495250960 - R.E.A. 2535585 and VAT number 10495250960and whose office is at Via dei Bossi, 4 - 20121 Milano, Italy. T: +39 02 32066 100. F: +39 02 32066 155. Japan: State Street Global Advisors (Japan) Co., Ltd., Toranomon Hills Mori Tower 25F 1-23-1 Toranomon, Minato-ku, Tokyo 105-6325 Japan, T: +81-3-4530-7380 Financial Instruments Business Operator, Kanto Local Financial Bureau (Kinsho #345) , Membership: Japan Investment Advisers Association, The Investment Trust Association, Japan, Japan Securities Dealers’ Association. Netherlands: State Street Global Advisors Netherlands, Apollo Building, 7th floor Herikerbergweg 29 1101 CN Amsterdam, Netherlands. Telephone: 31 20 7181701. SSGA Netherlands is a branch office of State Street Global Advisors Ireland Limited, registered in Ireland with company number 145221, authorized and regulated by the Central Bank of Ireland, and whose registered office is at 78 Sir John Rogerson’s Quay, Dublin 2. Singapore: State Street Global Advisors Singapore Limited, 168, Robinson Road, #33-01 Capital Tower, Singapore 068912 (Company Reg. No: 200002719D, regulated by the Monetary Authority of Singapore). Telephone: +65 6826 7555. F: +65 6826 7501. Switzerland: State Street Global Advisors AG, Beethovenstr. 19, CH-8027 Zurich. Authorized and regulated by the Eidgenössische Finanzmarktaufsicht (“FINMA”). Registered with the Register of Commerce Zurich CHE-105.078.458. T: +41 (0)44 245 70 00. Facsimile F: +41 (0)44 245 70 16. United Kingdom: State Street Global Advisors Limited. Authorized and regulated by the Financial Conduct Authority. Registered in England. Registered No. 2509928. VAT No. 5776591 81. Registered office: 20 Churchill Place, Canary Wharf, London, E14 5HJ. T: 020 3395 6000. F: 020 3395 6350. United States: State Street Global Advisors, One Iron Street, Boston MA 02210. T: +1 617 786 3000.

The whole or any part of this work may not be reproduced, copied or transmitted or any of its contents disclosed to third parties without SSGA’s express written consent.

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March 2019

Proxy Voting and

Engagement Guidelines

United Kingdom and Ireland

State Street Global Advisors’, United Kingdom and Ireland Proxy Voting and Engagement Guidelines1 outline our expectations of companies listed on stock exchanges in the United Kingdom and Ireland. These guidelines complement and should be read in conjunction with State Street Global Advisors’ Global Proxy Voting and Engagement Principles, which provide a detailed explanation of our approach to voting and engaging with companies and State Street Global Advisors’ Conflict Mitigation Guidelines.

Proxy Voting and Engagement Guidelines

State Street Global Advisors’ United Kingdom (“UK”) and Ireland Proxy Voting and Engagement Guidelines address areas including board structure, audit related issues, capital structure, remuneration, environmental, social and other governance related issues. Principally, we believe the primary responsibility of a board of directors is to preserve and enhance shareholder value and to protect shareholder interests. In order to carry out their primary responsibilities, directors have to undertake activities that range from setting strategy, overseeing executive management, and monitoring the risks that arise from a company’s business, including risks related to sustainability issues. Further, good corporate governance necessitates the existence of effective internal controls and risk management systems, which should be governed by the board.

When voting and engaging with companies in global markets, we consider market specific nuances in the manner that we believe will most likely protect and promote the long-term economic value of client investments. We expect companies to observe the relevant laws and regulations of their respective markets as well as country-specific best practice guidelines and corporate governance codes. When we identify that a country’s regulatory requirements do not address some of the key philosophical principles that we believe are fundamental to our global voting guidelines, we may hold companies in such markets to our global standards.

In our analysis and research into corporate governance issues in the UK and Ireland, we expect all companies, regardless of domicile, that obtain a primary listing on the London Stock Exchange or the Irish Stock Exchange to comply with the UK Corporate Governance Code and proactively monitor companies’ adherence to the Code.

Consistent with the ‘comply or explain’ expectations established by the Code, we encourage companies to proactively disclose their level of compliance with the Code. In instances of non-compliance in which companies cannot explain the nuances of their governance structure effectively, either publicly or through engagement, we may vote against the independent board leader.

State Street Global Advisors’ Proxy Voting and Engagement Philosophy

In our view, corporate governance and sustainability issues are an integral part of the investment process. The Asset Stewardship Team consists of investment professionals with expertise in corporate governance and company law, remuneration, accounting, and environmental and social issues. We have established robust corporate governance principles and practices that are backed with extensive analytical expertise to understand the complexities of the corporate governance landscape. We engage with companies to provide insight on the principles and practices that drive our voting decisions. We also conduct proactive engagement to address significant shareholder concerns and environmental, social and governance (“ESG”) issues in a manner consistent with maximizing shareholder value.

The team works alongside members of SSGA’s Active Fundamental and Europe, Middle East, and Africa (“EMEA”) Investment teams. We collaborate on issuer engagement and provide input on company specific fundamentals. We are also a member of various investor associations that seek to address broader corporate governance related policy issues in the UK and European markets.

State Street Global Advisors is a signatory to the United Nations Principles of Responsible Investment (“UNPRI”) and is compliant with the UK Stewardship Code. We are committed to sustainable investing and are working to further integrate ESG principles into investment and corporate governance practice where applicable and consistent with our fiduciary duty.

Directors and Boards

We believe that a well constituted board of directors, with a balance of skills, expertise and independence, provides the foundations for a well governed company. We view board quality as a measure of director independence, director succession planning, board diversity, evaluations and refreshment, and company governance practices. We vote for the election/re-election of directors on a case-by-case basis after considering various factors, including board quality, general market practice, and availability of information on director skills and expertise. In principle, we believe independent directors are crucial to robust corporate governance and help management establish sound corporate governance policies and practices. A sufficiently independent board will most effectively monitor management and perform oversight functions necessary to protect shareholder interests. Further, we expect boards of FTSE 350 listed companies to have at least one female board member.

Our broad criteria for director independence for UK companies include factors such as:

•	Participation in related-party transactions and other business relations with the company

•	Employment history with company

•	Excessive tenure and a preponderance of long-tenured directors

•	Relations with controlling shareholders

•	Family ties with any of the company’s advisers, directors or senior employees

•	If the company classifies the director as non-independent

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When considering the election or re-election of a director, we also consider the number of outside board directorships a non-executive and an executive may undertake as well as attendance at board meetings. In addition, we monitor other factors that may influence the independence of a non-executive director, such as performance related pay, cross-directorships and significant shareholdings. We support the annual election of directors.

While we are generally supportive of having the roles of chairman and CEO separated in the UK market, we assess the division of responsibilities between chairman and CEO on a case-by-case basis, giving consideration to factors, such as the company’s specific circumstances, overall level of independence on the board and general corporate governance standards in the company. Similarly we monitor for circumstances in which a combined chairman/CEO is appointed or a former CEO becomes chairman.

We may also consider factors such as board performance and directors who appear to be remiss in the performance of their oversight responsibilities when considering their suitability for reappointment (e.g. fraud, criminal wrongdoing and breach of fiduciary responsibilities).

We believe companies should have committees for audit, remuneration, and nomination oversight. The audit committee is responsible for monitoring the integrity of the financial statements of the company, the appointment of external auditors, auditor qualifications and independence, and effectiveness and resource levels. Similarly executive pay is an important aspect of corporate governance, and it should be determined by the board of directors. We expect companies to have remuneration committees to provide independent oversight over executive pay. We will vote against nominees who are executive members of audit or remuneration committees.

We consider whether board members have adequate skills to provide effective oversight of corporate strategy, operations, and risks, including environmental and social issues. Boards should also have a regular evaluation process in place to assess the effectiveness of the board and the skills of board members to address issues such as emerging risks, changes to corporate strategy, and diversification of operations and geographic footprint. The nomination committee is responsible for evaluating and reviewing the balance of skills, knowledge, and experience of the board. It also ensures that adequate succession plans are in place for directors and the CEO. We may vote against the re-election of members of the nomination committee if, over time, the board has failed to address concerns over board structure or succession.

Indemnification and Limitations on Liability

Generally, we support proposals to limit directors’ liability and/or expand indemnification and liability protection up to the limit provided by law. This holds if a director has not acted in bad faith, gross negligence, nor reckless disregard of the duties involved in the conduct of his or her office.

Audit-Related Issues

Companies should have robust internal audit and internal control systems designed for effective management of any potential and emerging risks to company operations and strategy. The responsibility of setting out an internal audit function lies with the audit committee, which should have as members independent non-executive directors.

Appointment of External Auditors

State Street Global Advisors believes that a company’s auditor is an essential feature of an effective and transparent system of external supervision. Shareholders should be given the opportunity to vote on their appointment or re-appoint at the annual meeting. When appointing external auditors and approving audit fees, we take into consideration the level of detail in company disclosures and will generally not support such resolutions if an adequate breakdown is not provided and if non-audit fees are more than 50% of audit fees. In addition, we may vote against members of the audit committee if we have concerns with audit-related issues or if the level of non-audit fees to audit fees is significant. In certain circumstances, we may consider auditor tenure when evaluating the audit process.

Limit Legal Liability of External Auditors

We generally oppose limiting the legal liability of audit firms because we believe this could create a negative impact on the quality of the audit function.

Shareholder Rights and Capital-Related Issues

Share Issuances

The ability to raise capital is critical for companies to carry out strategy, to grow, and to achieve returns above their cost of capital. The approval of capital raising activities is essential to shareholders’ ability to monitor returns and to ensure capital is deployed efficiently. We support capital increases that have sound business reasons and are not excessive relative to a company’s existing capital base.

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Pre-emption rights are a fundamental right for shareholders to protect their investment in a company. Where companies seek to issue new shares without pre-emption rights, we may vote against if such authorities are greater than 20% of the issued share capital. We may also vote against resolutions that seek authority to issue capital with pre-emption rights if the aggregate amount allowed seems excessive and is not justified by the board. Generally, we are against capital issuance proposals greater than 100% of the issued share capital when the proceeds are not intended for a specific purpose.

Share Repurchase Programs

We generally support a proposal to repurchase shares. However, this is not the case if the issuer does not clearly state the business purpose for the program, a definitive number of shares to be repurchased, the range of premium/ discount to market price at which a company can repurchase shares, and the timeframe for the repurchase. We may vote against share repurchase requests that allow share repurchases during a takeover period.

Dividends

We generally support dividend payouts that constitute 30% or more of net income. We may vote against the dividend payouts if the dividend payout ratio has been consistently below 30% without adequate explanation or the payout is excessive given the company’s financial position. Particular attention will be paid where the payment may damage the company’s long term financial health.

Mergers and Acquisitions

Mergers or reorganizing the structure of a company often involve proposals relating to reincorporation, restructurings, mergers, liquidations, and other major changes to the corporation. Proposals that are in the best interests of the shareholders, demonstrated by enhancing share value or improving the effectiveness of the company’s operations, will be supported. In general, provisions that are not viewed as financially sound or are thought to be destructive to shareholders’ rights and are not supported.

We will generally support transactions that maximize shareholder value. Some of the considerations include the following:

•	Offer premium

•	Strategic rationale

•	Board oversight of the process for the recommended transaction, including, director and/or management conflicts of interest

•	Offers made at a premium and where there are no other higher bidders

•	Offers in which the secondary market price is substantially lower than the net asset value

We may vote against a transaction considering the following:

•	Offers with potentially damaging consequences for minority shareholders because of illiquid stock

•	Offers in which we believe there is a reasonable prospect for an enhanced bid or other bidders

•	The current market price of the security exceeds the bid price at the time of voting

Anti-Takeover Measures

We oppose anti-takeover defenses such as authorities for the board when subject to a hostile takeover to issue warrants convertible into shares to existing shareholders.

Remuneration

Executive Pay

Despite the differences among the types of plans and awards possible, there is a simple underlying philosophy that guides our analysis of executive pay, There should be a direct relationship between remuneration and company performance over the long term.

Shareholders should have the opportunity to assess whether pay structures and levels are aligned with business performance. When assessing remuneration policies and reports, we consider adequate disclosure of various remuneration elements, absolute and relative pay levels, peer selection and benchmarking, the mix of long-term and short-term incentives, alignment of pay structures with shareholder interests as well as with corporate strategy and performance. We may oppose remuneration reports where pay seems misaligned with shareholders’ interests. We may also vote against the re-election of members of the remuneration committee if we have serious concerns about remuneration practices or if the company has not been responsive to shareholder concerns.

Equity Incentive Plans

We may not support proposals on equity-based incentive plans where insufficient information is provided on matters such as grant limits, performance metrics, performance, vesting periods, and overall dilution. Generally we do not support options under such plans being issued at a discount to market price or plans that allow for re-testing of performance metrics.

Non-Executive Director Pay

Authorities that seek shareholder approval for non-executive directors’ fees are generally not controversial. We typically support resolutions regarding directors’ fees unless disclosure is poor and we are unable to determine whether they are excessive relative to fees paid by comparable companies. We will evaluate any non-cash or performance related pay to non-executive directors on a company-by-company basis.

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Risk Management

State Street Global Advisors believes that risk management is a key function of the board, which is responsible for setting the overall risk appetite of a company and for providing oversight of the risk management process established by senior executives at a company. We allow boards discretion over how they provide oversight in this area. We expect companies to disclose how the board provides oversight on its risk management system and risk identification. Boards should also review existing and emerging risks as they can evolve with a changing political and economic landscape or as companies diversify their operations into new areas.

Environmental and Social Issues

As a fiduciary, State Street Global Advisors takes a comprehensive approach to engaging with our portfolio companies about material environmental and social (sustainability) issues. We use our voice and our vote through engagement, proxy voting, and thought leadership in order to communicate with issuers and educate market participants about our perspective on important sustainability topics. Our Asset Stewardship program prioritization process allows us to proactively identify companies for engagement and voting in order to mitigate sustainability risks in our portfolio. Through engagement, we address a broad range of topics that align with our thematic priorities and build long-term relationships with issuers. When voting, we fundamentally consider whether the adoption of a shareholder proposal addressing a material sustainability issue would promote long-term shareholder value in the context of the company’s existing practices and disclosures as well as existing market practice.

For more information on our approach to environmental and social issues, please see our Global Proxy Voting and Engagement Guidelines for Environmental and Social Issues available at ssga.com/about-us/asset-stewardship.html.

More Information

Any client who wishes to receive information on how its proxies were voted should contact its State Street Global Advisors relationship manager.

[1]

These Proxy Voting and Engagement Guidelines are also applicable to SSGA Funds Management, Inc. SSGA Funds Management, Inc. is an SEC-registered investment adviser. SSGA Funds Management, Inc., State Street Global Advisors Trust Company, and other advisory affiliates of State Street make up State Street Global Advisors, the investment management arm of State Street Corporation.

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ssga.com

State Street Global Advisors Worldwide Entities

Abu Dhabi: State Street Global Advisors Limited, Middle East Branch, 42801, 28, Al Khatem Tower, Abu Dhabi Global Market Square, Al Mayah Island, Abu Dhabi, United Arab Emirates. Regulated by ADGM Financial Services Regulatory Authority. T: +971 2 245 9000. Australia: State Street Global Advisors, Australia, Limited (ABN 42 003 914 225) is the holder of an Australian Financial Services Licence (AFSL Number 238276). Registered office: Level 17, 420 George Street, Sydney, NSW 2000, Australia T: +612 9240 7600. F: +612 9240 7611. Belgium: State Street Global Advisors Belgium, Chaussée de La Hulpe 120, 1000 Brussels, Belgium. T: 32 2 663 2036, F: 32 2 672 2077. SSGA Belgium is a branch office of State Street Global Advisors Limited. State Street Global Advisors Ireland Limited, registered in Ireland with company number 145221, authorized and regulated by the Central Bank of Ireland, and whose registered office is at 78 Sir John Rogerson’s Quay, Dublin

2. Canada: State Street Global Advisors, Ltd., 770 Sherbrooke Street West, Suite 1200 Montreal, Quebec, H3A 1G1, T: +514 282 2400 and 30 Adelaide Street East Suite 500, Toronto, Ontario M5C 3G6. T: +647 775 5900. Dubai: State Street Global Advisors Limited, DIFC Branch, Central Park Towers, Suite 15-38 (15th floor), P.O Box 26838, Dubai International Financial Centre (DIFC), Dubai, United Arab Emirates. Regulated by the Dubai Financial Services Authority (DFSA). T: +971 (0)4 4372800, F: +971 (0)4 4372818. France: State Street Global Advisors Ireland Limited, Paris branch is a branch of State Street Global Advisors Ireland Limited, registered in Ireland with company number 145221, authorized and regulated by the Central Bank of Ireland, and whose registered office is at 78 Sir John Rogerson’s Quay, Dublin 2. State Street Global Advisors Ireland Limited, Paris Branch, is registered in France with company number RCS Nanterre 832 734 602 and whose office is at Immeuble Défense Plaza, 23-25 rue Delarivière-Lefoullon, 92064 Paris La Défense Cedex, France. T: (+33) 1 44 45 40 00. F: (+33) 1 44 45 41 92. Germany: State Street Global Advisors GmbH, Brienner Strasse 59, D-80333 Munich. Authorized and regulated by the Bundesanstalt für Finanzdienstleistungsaufsicht (“BaFin”). Registered with the Register of Commerce Munich HRB 121381. T: +49 (0)89 55878 400. F: +49 (0)89 55878 440. Hong Kong: State Street Global Advisors Asia Limited, 68/F, Two International Finance Centre, 8 Finance Street, Central, Hong Kong. T: +852 2103-0288. F: +852 2103 0200. Ireland: State Street Global Advisors Ireland Limited is regulated by the Central Bank of Ireland. Registered office address 78 Sir John

Rogerson’s Quay, Dublin 2. Registered number 145221. T: +353 (0)1 776 3000. F: +353 (0)1 776 3300. Italy: State Street Global Advisors Ireland Limited, Milan Branch (Sede Secondaria di Milano) is a branch of State Street Global Advisors Ireland Limited, registered in Ireland with company number 145221, authorized and regulated by the Central Bank of Ireland, and whose registered office is at 78 Sir John Rogerson’s Quay, Dublin 2. State Street Global Advisors Ireland Limited, Milan Branch (Sede Secondaria di Milano), is registered in Italy with company number 10495250960 - R.E.A. 2535585 and VAT number 10495250960and whose office is at Via dei Bossi, 4 - 20121 Milano, Italy. T: +39 02 32066 100. F: +39 02 32066 155. Japan: State Street Global Advisors (Japan) Co., Ltd., Toranomon Hills Mori Tower 25F 1-23-1 Toranomon, Minato-ku, Tokyo 105-6325 Japan, T: +81-3-4530-7380 Financial Instruments Business Operator, Kanto Local Financial Bureau (Kinsho #345) , Membership: Japan Investment Advisers Association, The Investment Trust Association, Japan, Japan Securities Dealers’ Association. Netherlands: State Street Global Advisors Netherlands, Apollo Building, 7th floor Herikerbergweg 29 1101 CN Amsterdam, Netherlands. Telephone: 31 20 7181701. SSGA Netherlands is a branch office of State Street Global Advisors Ireland Limited, registered in Ireland with company number 145221, authorized and regulated by the Central Bank of Ireland, and whose registered office is at 78 Sir John Rogerson’s Quay, Dublin 2. Singapore: State Street Global Advisors Singapore Limited, 168, Robinson Road, #33-01 Capital Tower, Singapore 068912 (Company Reg. No: 200002719D, regulated by the Monetary Authority of Singapore). Telephone: +65 6826 7555. F: +65 6826 7501. Switzerland: State Street Global Advisors AG, Beethovenstr. 19, CH-8027 Zurich. Authorized and regulated by the Eidgenössische Finanzmarktaufsicht (“FINMA”). Registered with the Register of Commerce Zurich CHE-105.078.458. T: +41 (0)44 245 70 00. Facsimile F: +41 (0)44 245 70 16. United Kingdom: State Street Global Advisors Limited. Authorized and regulated by the Financial Conduct Authority. Registered in England. Registered No. 2509928. VAT No. 5776591 81. Registered office: 20 Churchill Place, Canary Wharf, London, E14 5HJ. T: 020 3395 6000. F: 020 3395 6350. United States: State Street Global Advisors, One Iron Street, Boston MA 02210. T: +1 617 786 3000.

The whole or any part of this work may not be reproduced, copied or transmitted or any of its contents disclosed to third parties without State Street Global Advisors’ express written consent.

State Street Global Advisors	B-45	© 2019 State Street Corporation. All Rights Reserved. ID15918 0319 Exp. Date: 03/31/2020

March 2019

Proxy Voting and

Engagement Guidelines

Rest of the World

State Street Global Advisors’ Rest of the World Proxy Voting and Engagement Guidelines1 cover different corporate governance frameworks and practices in international markets not covered under specific country/regional guidelines. These guidelines complement and should be read in conjunction with State Street Global Advisors’ overarching Global Proxy Voting and Engagement Principles, which provide a detailed explanation of our approach to voting and engaging with companies and State Street Global Advisors’ Conflict Mitigation Guidelines.

Proxy Voting and Engagement Guidelines

At State Street Global Advisors, we recognize that countries in international markets that are not covered under specific country/regional guidelines are disparate in their corporate governance frameworks and practices. We also evaluate the various factors that contribute to the corporate governance framework of a country. These factors include but are not limited to: (i) the macroeconomic conditions and broader political system in a country; (ii) quality of regulatory oversight, enforcement of property and shareholder rights, and (iii) the independence of judiciary. This guidance pertains to international markets not covered under specific country/regional guidelines, specifically emerging markets. While emerging market countries tend to pose broad common governance issues across all markets, such as concentrated ownership, poor disclosure of financial and related-party transactions, and weak enforcement of rules and regulation, our proxy voting guidelines are designed to identify and to address specific governance concerns in each market.

State Street Global Advisors’ Proxy Voting and Engagement Philosophy in Emerging Markets

State Street Global Advisors’ approach to proxy voting and issuer engagement in emerging markets is designed to increase the value of our investments through the mitigation of governance risks. The overall quality of the corporate governance framework in an emerging market country drives the level of governance risks investors assign to a country. Thus improving the macro governance framework in a country may help to reduce governance risks and to increase the overall value of our holdings over time. In order to improve the overall governance framework and practices in a country, members of our Asset Stewardship team endeavor to engage with representatives from regulatory agencies and stock markets to highlight potential concerns with the macro governance framework of a country. We are also a member of various investor associations that seek to address broader corporate governance-related policy issues in emerging markets. To help mitigate company specific risk, the State Street Global Advisors Asset Stewardship Team works alongside members of the Active Fundamental and emerging market specialists to engage with emerging market companies on governance issues and address any specific concerns or to get more information regarding shareholder items that are to be voted on at upcoming shareholder meetings. This integrated approach to engagement drives our proxy voting and engagement philosophy in emerging markets.

Our proxy voting guidelines in emerging markets address six broad areas:

•	Directors and Boards

•	Accounting and Audit Related Issues

•	Shareholder Rights and Capital Related Issues

•	Remuneration

•	Environmental and Social Issues

•	General/Routine Issues

Directors and Boards

We believe that a well constituted board of directors with a balance of skills, expertise, and independence provides the foundation for a well governed company. However, several factors, such as low overall independence level requirements by market regulators, poor biographical disclosure of director profiles, prevalence of related-party transactions, and the general resistance from controlling shareholders to increase board independence, render the election of directors as one of the most important fiduciary duties we perform in emerging market companies.

We vote for the election/re-election of directors on a case-by-case basis after considering various factors, including general market practice and availability of information on director skills and expertise. We expect companies to meet minimum overall board independence standards as defined in a corporate governance code or market practice. Therfore, in several countries, we will vote against select non-independent directors if overall board independence levels do not meet market standards.

Our broad criteria for director independence in emerging market companies include factors such as:

•	Participation in related-party transactions

•	Employment history with company

•	Relations with controlling shareholders and other employees

•	Attendance levels

In some countries, market practice calls for the establishment of a board level audit committee. In such cases, we believe companies should have an audit committee that is responsible for monitoring the integrity of the financial statements of the company and appointing external auditors. It should also monitor their qualifications, independence, effectiveness, and resource levels. Based upon our desire to enhance the quality of financial and accounting oversight provided by independent directors, we expect that listed companies have an audit committee that is constituted of a majority of independent directors.

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Audit-Related Issues

The disclosure and availability of reliable financial statements in a timely manner is imperative for the investment process. As a result, board oversight of internal controls and the independence of the audit process are essential if investors are to rely upon financial statements. We believe that audit committees provide the necessary oversight for the selection and appointment of auditors, the company’s internal controls, and the accounting policies, and the overall audit process. In emerging markets, we encourage boards to appoint an audit committee composed of a majority of independent auditors.

Appointment of External Auditors

We believe that a company’s auditor is an essential feature of an effective and transparent system of external supervision. Shareholders should be given the opportunity to vote on their appointment or re-appointment at the annual meeting. We believe that it is imperative for audit committees to select outside auditors who are independent from management.

Shareholder Rights and Capital-Related Issues

State Street Global Advisors believes that changes to a company’s capital structure such as changes in authorized share capital, share repurchase, and debt issuances, are critical decisions made by the board. We believe the company should have a business rationale that is consistent with corporate strategy and should not overly dilute its shareholders.

Related Party Transactions

Most companies in emerging markets have a controlled ownership structure that often includes complex cross-shareholdings between subsidiaries and parent companies (“related companies”). As a result, there is a high prevalence of related-party transactions between the company and its various stakeholders such as directors and management. In addition, inter-group loan and loan guarantees provided to related companies are some of the other related-party transactions that increase the risk profile of companies. In markets where shareholders are required to approve such transactions, we expect companies to provide details about the transaction, such as its nature, value, and purpose. This also encourages independent directors to ratify such transactions. Further we encourage companies to describe the level of independent board oversight and the approval process, including details of any independent valuations provided by financial advisors on related-party transactions.

Share Repurchase Programs

With regard to share repurchase programs, we expect companies to clearly state the business purpose for the program and a definitive number of shares to be repurchased.

Mergers and Acquisitions

Mergers or reorganization of the structure of a company often involve proposals relating to reincorporation, restructurings, liquidations, and other major changes to the corporation. Proposals that are in the best interests of the shareholders, demonstrated by enhancing share value or improving the effectiveness of the company’s operations, will be supported. In general, provisions that are not viewed as financially sound or are thought to be destructive to shareholders’ rights are not supported.

We evaluate mergers and structural reorganizations on a case-by-case basis. We generally support transactions that maximize shareholder value. Some of the considerations include, but are not limited to the following:

•	Offer premium

•	Strategic rationale

•	Board oversight of the process for the recommended transaction, including, director and/or management conflicts of interest

•	Offers made at a premium and where there are no other higher bidders

•	Offers in which the secondary market price is substantially lower than the net asset value

We may vote against a transaction considering the following:

•	Offers with potentially damaging consequences for minority shareholders because of illiquid stock

•	Offers where we believe there is a reasonable prospect for an enhanced bid or other bidders

•	The current market price of the security exceeds the bid price at the time of voting

We will actively seek direct dialogue with the board and management of companies that we have identified through our screening processes. Such engagements may lead to further monitoring to ensure the company improves its governance or sustainability practices. In these cases, the engagement process represents the most meaningful opportunity for State Street Global Advisors to protect long-term shareholder value from excessive risk due to poor governance and sustainability practices.

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Remuneration

We consider it to be the board’s responsibility to set appropriate levels of executive remuneration. Despite the differences among the types of plans and the potential awards, there is a simple underlying philosophy that guides our analysis of executive remuneration; there should be a direct relationship between executive compensation and company performance over the long term. In emerging markets, we encourage companies to disclose information on senior executive remuneration.

With regard to director remuneration, we support director pay provided the amounts are not excessive relative to other issuers in the market or industry and are not overly dilutive to existing shareholders.

Environmental and Social Issues

As a fiduciary, State Street Global Advisors takes a comprehensive approach to engaging with our portfolio companies about material environmental and social (sustainability) issues. We use our voice and our vote through engagement, proxy voting, and thought leadership in order to communicate with issuers and educate market participants about our perspective on important sustainability topics. Our Asset Stewardship program prioritization process allows us to proactively identify companies for engagement and voting in order to mitigate sustainability risks in our portfolio. Through engagement, we address a broad range of topics that align with our thematic priorities and build long-term relationships with issuers. When voting, we fundamentally consider whether the adoption of a shareholder proposal addressing a material sustainability issue would promote long-term shareholder value in the context of the company’s existing practices and disclosures as well as existing market practice.

For more information on our approach to environmental and social issues, please see our Global Proxy Voting and Engagement Guidelines for Environmental and Social Issues available at ssga.com/about-us/asset-stewardship.html.

General/Routine Issues

Some of the other issues that are routinely voted on in emerging markets include approving the allocation of income and accepting financial statements and statutory reports. For these voting items, our guidelines consider several factors, such as historical dividend payouts, pending litigation, governmental investigations, charges of fraud, or other indication of significant concerns.

More Information

Any client who wishes to receive information on how its proxies were voted should contact its State Street Global Advisors relationship manager.

[1]

These Proxy Voting and Engagement Guidelines are also applicable to SSGA Funds Management, Inc. SSGA Funds Management, Inc. is an SEC-registered investment adviser. SSGA Funds Management, Inc., State Street Global Advisors Trust Company, and other advisory affiliates of State Street make up State Street Global Advisors, the investment management arm of State Street Corporation.

State Street Global Advisors	B-49

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State Street Global Advisors Worldwide Entities

Abu Dhabi: State Street Global Advisors Limited, Middle East Branch, 42801, 28, Al Khatem Tower, Abu Dhabi Global Market Square, Al Mayah Island, Abu Dhabi, United Arab Emirates. Regulated by ADGM Financial Services Regulatory Authority. T: +971 2 245 9000. Australia: State Street Global Advisors, Australia, Limited (ABN 42 003 914 225) is the holder of an Australian Financial Services Licence (AFSL Number 238276). Registered office: Level 17, 420 George Street, Sydney, NSW 2000, Australia T: +612 9240 7600. F: +612 9240 7611. Belgium: State Street Global Advisors Belgium, Chaussée de La Hulpe 120, 1000 Brussels, Belgium. T: 32 2 663 2036, F: 32 2 672 2077. SSGA Belgium is a branch office of State Street Global Advisors Limited. State Street Global Advisors Ireland Limited, registered in Ireland with company number 145221, authorized and regulated by the Central Bank of Ireland, and whose registered office is at 78 Sir John Rogerson’s Quay, Dublin

2. Canada: State Street Global Advisors, Ltd., 770 Sherbrooke Street West, Suite 1200 Montreal, Quebec, H3A 1G1, T: +514 282 2400 and 30 Adelaide Street East Suite 500, Toronto, Ontario M5C 3G6. T: +647 775 5900. Dubai: State Street Global Advisors Limited, DIFC Branch, Central Park Towers, Suite 15-38 (15th floor), P.O Box 26838, Dubai International Financial Centre (DIFC), Dubai, United Arab Emirates. Regulated by the Dubai Financial Services Authority (DFSA). T: +971 (0)4 4372800, F: +971 (0)4 4372818. France: State Street Global Advisors Ireland Limited, Paris branch is a branch of State Street Global Advisors Ireland Limited, registered in Ireland with company number 145221, authorized and regulated by the Central Bank of Ireland, and whose registered office is at 78 Sir John Rogerson’s Quay, Dublin 2. State Street Global Advisors Ireland Limited, Paris Branch, is registered in France with company number RCS Nanterre 832 734 602 and whose office is at Immeuble Défense Plaza, 23-25 rue Delarivière-Lefoullon, 92064 Paris La Défense Cedex, France. T: (+33) 1 44 45 40 00. F: (+33) 1 44 45 41 92. Germany: State Street Global Advisors GmbH, Brienner Strasse 59, D-80333 Munich. Authorized and regulated by the Bundesanstalt für Finanzdienstleistungsaufsicht (“BaFin”). Registered with the Register of Commerce Munich HRB 121381. T: +49 (0)89 55878 400. F: +49 (0)89 55878 440. Hong Kong: State Street Global Advisors Asia Limited, 68/F, Two International Finance Centre, 8 Finance Street, Central, Hong Kong. T: +852 2103-0288. F: +852 2103 0200. Ireland: State Street Global Advisors Ireland Limited is regulated by the Central Bank of Ireland. Registered office address 78 Sir John

Rogerson’s Quay, Dublin 2. Registered number 145221. T: +353 (0)1 776 3000. F: +353 (0)1 776 3300. Italy: State Street Global Advisors Ireland Limited, Milan Branch (Sede Secondaria di Milano) is a branch of State Street Global Advisors Ireland Limited, registered in Ireland with company number 145221, authorized and regulated by the Central Bank of Ireland, and whose registered office is at 78 Sir John Rogerson’s Quay, Dublin 2. State Street Global Advisors Ireland Limited, Milan Branch (Sede Secondaria di Milano), is registered in Italy with company number 10495250960 - R.E.A. 2535585 and VAT number 10495250960and whose office is at Via dei Bossi, 4 - 20121 Milano, Italy. T: +39 02 32066 100. F: +39 02 32066 155. Japan: State Street Global Advisors (Japan) Co., Ltd., Toranomon Hills Mori Tower 25F 1-23-1 Toranomon, Minato-ku, Tokyo 105-6325 Japan, T: +81-3-4530-7380 Financial Instruments Business Operator, Kanto Local Financial Bureau (Kinsho #345) , Membership: Japan Investment Advisers Association, The Investment Trust Association, Japan, Japan Securities Dealers’ Association. Netherlands: State Street Global Advisors Netherlands, Apollo Building, 7th floor Herikerbergweg 29 1101 CN Amsterdam, Netherlands. Telephone: 31 20 7181701. SSGA Netherlands is a branch office of State Street Global Advisors Ireland Limited, registered in Ireland with company number 145221, authorized and regulated by the Central Bank of Ireland, and whose registered office is at 78 Sir John Rogerson’s Quay, Dublin 2. Singapore: State Street Global Advisors Singapore Limited, 168, Robinson Road, #33-01 Capital Tower, Singapore 068912 (Company Reg. No: 200002719D, regulated by the Monetary Authority of Singapore). Telephone: +65 6826 7555. F: +65 6826 7501. Switzerland: State Street Global Advisors AG, Beethovenstr. 19, CH-8027 Zurich. Authorized and regulated by the Eidgenössische Finanzmarktaufsicht (“FINMA”). Registered with the Register of Commerce Zurich CHE-105.078.458. T: +41 (0)44 245 70 00. Facsimile F: +41 (0)44 245 70 16. United Kingdom: State Street Global Advisors Limited. Authorized and regulated by the Financial Conduct Authority. Registered in England. Registered No. 2509928. VAT No. 5776591 81. Registered office: 20 Churchill Place, Canary Wharf, London, E14 5HJ. T: 020 3395 6000. F: 020 3395 6350. United States: State Street Global Advisors, One Iron Street, Boston MA 02210. T: +1 617 786 3000.

Investing involves risk including the risk of loss of principal.

The whole or any part of this work may not be reproduced, copied or transmitted or any of its contents disclosed to third parties without State Street Global Advisors’ express written consent.

State Street Global Advisors	B-50	© 2019 State Street Corporation. All Rights Reserved. ID15918 0319 Exp. Date: 03/31/2020